BUILDING SALE / GROUND LEASE FORM 52491627.5 PURCHASE AND SALE AGREEMENT is made and entered into as of April 5, 2016 by and between THE SELLER ENTITIES LISTED ON EXHIBIT A, collectively Seller and PHYSICIANS REALTY L.P., as Buyer

i 52491627.5 TABLE OF CONTENTS Page 1. PURCHASE AND SALE OF PROPERTY ...........................................................................1 2. PURCHASE PRICE ...............................................................................................................2 3. BUYER’S INSPECTION AND REVIEW RIGHTS .............................................................3 4. DEED ......................................................................................................................................5 5. CLOSING ...............................................................................................................................5 6. CLOSING DOCUMENTS .....................................................................................................5 7. CONDITIONS PRECEDENT TO BUYER’S OBLIGATIONS REGARDING CLOSING .6 8. CONDITIONS PRECEDENT TO SELLER’S OBLIGATION REGARDING CLOSING ..7 9. CLOSING COSTS AND PRORATIONS ..............................................................................7 10. REPRESENTATIONS AND WARRANTIES OF SELLER .................................................9 11. REPRESENTATIONS AND WARRANTIES OF BUYER ................................................12 12. GROUND LEASE MEMORANDUM; LIMITATION ON RECORDINGS ......................13 13. TITLE TO THE IMPROVEMENTS ....................................................................................13 14. RISK OF LOSS.....................................................................................................................14 15. EMINENT DOMAIN ...........................................................................................................15 16. NO OTHER REPRESENTATIONS ....................................................................................15 17. NO ATTORNEY-CLIENT RELATIONSHIP/NO TAX ADVICE .....................................16 18. NOTICES ..............................................................................................................................17 19. BROKER’S FEES ................................................................................................................17

20. BINDING AGREEMENT 17

21. DEFAULT AND REMEDIES 17

22. ERISA REPRESENTATION 18

23. PARTIAL INVALIDITY 18

24. AUTHORITY COUNTERPARTS 18

25. GOVERNING LAW 18

26. ENTIRE AGREEMENT 18

27. ASSIGNMENTS 19

28. COOPERATION WITH S-X 3-14 AUDIT 19

29. CONSTRUCTION 19

30. ANTI-TERRORISM 19

<u>EXHIBITS</u>

Exhibit A Seller Entities and Addresses A-1

Exhibit B Description of Land B-1

Exhibit C-1 Ground Lease C-1

Exhibit C-2 Space Lease C-2

Exhibit C-3 Rent Roll for Third Party Leases C-3

Exhibit D Personal Property (Washington Properties) D-1

Exhibit E Form of Deed. E-1

Exhibit F Form of Assignment and Assumption of Third Party Leases. F-1

Exhibit G Form of Notice to Tenants G-1

Exhibit H Form of Memorandum of Ground Lease H-1

Schedule 1 Approval and Non-Approval Properties Sch-1

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Schedule 2 Purchase Price Allocations……………………………………………………Sch-2

Schedule 3 Due Diligence Objections……………………………………………………….Sch-3

Schedule 4 Seller Knowledge Parties…..……………………………………………………Sch-4

Schedule 5 Cap Ex Credits and Lease Adjustment Credits……………………..……..Sch-5

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52491627.5 PURCHASE AND SALE AGREEMENT THIS PURCHASE AND SALE AGREEMENT (the “Agreement”) is made and entered into as of the date of last signature by the parties hereto (the “Effective Date”), and is by and between THE SELLER ENTITIES LISTED ON EXHIBIT A ATTACHED HERETO, with the addresses set forth on Exhibit A attached hereto (collectively “Seller”), and Physicians Realty L.P., a Delaware limited partnership, having an address of 309 North Water Street, Suite 500, Milwaukee, Wisconsin 53202 (“Buyer”). W I T N E S S E T H: 1. PURCHASE AND SALE OF PROPERTY. Subject to the terms of a ground lease agreement between Seller and Buyer or Buyer’s designee, to be executed at closing of the transaction contemplated in this Agreement in substantially the same form as described in the attached Exhibit C-1 (the “Ground Lease”), relating to those certain tracts or parcels of land more particularly described on Exhibit B attached hereto (collectively the “Land”), and the building and all improvements located on the Land, and all other structures, parking areas, landscaping improvements and other amenities currently located on the Land (collectively, the “Improvements”), with common names and street addresses as contained on Exhibit A, Seller agrees to sell, convey and/or assign and Buyer agrees to purchase and/or take by assignment, on the terms and conditions hereinafter set forth, all of Seller’s right, title and interest in and to: a. subject to the terms of (i) a space lease with Seller (or Seller’s designee) as tenant for the premises currently occupied by Seller (or its affiliate) to be leased back by Seller at Closing, such lease to be in the form substantially the same as Exhibit C-2 (the “Space Lease”), and (ii) all third party leases as further described in the rent roll attached as Exhibit C-3 (the “Third Party Leases”); b. including all rights, privileges, and easements appurtenant to the Improvements, including all water and air rights, rights of way, roadways, parking areas, roadbeds, drainage rights, alleyways or other appurtenances used in connection with the Improvements and the Land; and c. including all personal property, if any, now owned or hereafter acquired by the Seller and located on or to be located on or in or used in connection with the Improvements or the Land (collectively, the “Personal Property”). Buyer and Seller acknowledge and agree that the Personal Property to be conveyed with the Properties located in the State of Washington (as described and listed on Exhibit A) is itemized and valued as specifically set for in the attached Exhibit D. The leasehold interests the Ground Lease, the Space Lease and the Third Party Leases, the fee interests in the Improvements and the Personal Property, and the rights and privileges described above are collectively referred to herein as the “Property” or the “Properties.” Notwithstanding the foregoing or anything in this Agreement to the contrary, Buyer and Seller hereby acknowledge and agree that the sale of certain Properties (the “Approval Properties”) requires approval from Catholic Health Care Federation (the “Approval”) and that

-2- 52491627.5 the sale of certain other Properties, does not require the Approval (the “Non-Approval Properties”), all as more particularly described on Schedule 1 attached hereto.. As of the Effective Date, Buyer and Seller acknowledge that Seller has not received the Approval to sell the Approval Properties. Accordingly, upon prior written notice from Buyer to Seller, Seller hereby agrees to sell to Buyer, and Buyer hereby agrees to purchase from Seller, the Non- Approval Properties expressly set forth in Buyer’s written notice (the “Initial Sale Properties”) for the aggregate Purchase Price (as defined in Section 2 below) allocated to the Initial Sale Properties, on or before the date that is fifteen (15) days after the date of Seller’s receipt of Buyer’s written notice (the “Initial Closing Date”), unless otherwise mutually agreed in writing by Buyer and Seller, on the terms and conditions set forth in this Agreement. Seller shall have a continuing obligation to sell the remaining Properties (Approval Properties and Non-Approval Properties) to Buyer, and Buyer shall have a continuing obligation to purchase from Seller the remaining Properties, subject to the following and in accordance with the terms and conditions set forth in this Agreement: (i) Seller shall use its best efforts to receive the Approval to sell the Approval Properties on or before May 15, 2016 (the “Approval Deadline”). (ii) In the event that Seller has not obtained Approval by the Approval Deadline then such deadline shall be extended to June 30, 2016 (the “Final Approval Deadline”). If Seller has not received the Approval to sell the Approval Properties on or before the Final Approval Deadline, then the parties may, by mutual written amendment, extent the Final Approval Deadline an additional thirty (30) days (the “Extended Final Approval Deadline”). In the event that the Approval is not obtained by the Final Approval Deadline, or if applicable the Extended Final Approval Deadline, this Agreement shall automatically terminate without any further action by Buyer or Seller, in which event, (i) the Deposit shall be refunded to Purchaser, (ii) Seller shall pay to Buyer as a break-up fee the sum of Five Million Five Hundred thirty-Six Thousand Nine Hundred Forty-Four and 00/100 Dollars ($5,536,944.00) (the “Break-Up Fee”) no later than fifteen (15) business days after the date that this Agreement is terminated, which obligation shall survive termination of this Agreement, and (iii) the Parties shall have no further rights or obligations under this Agreement except for those that are expressly provided in this Agreement to survive the termination hereof. (iii) The payment of the Break-Up Fee by Seller to Buyer shall be deemed to be liquidated damages for Seller’s failure to obtain the Approval as set forth herein. The Parties agree that it would be impracticable and extremely difficult to ascertain the actual damages suffered by Buyer as a result of Seller’s failure to obtain the Approval and complete the sale of all of the Properties pursuant to this Agreement, and that under the circumstances existing as of the date of this Agreement, the liquidated damages provided for in this Section represent a reasonable estimate of the damages that Buyer will incur as a result of such failure. The Parties acknowledge that the payment of such liquidated damages is not intended as a forfeiture or penalty under any legal or equitable theory, but is intended to constitute liquidated damages to Buyer 2. PURCHASE PRICE. Buyer, in consideration of the covenants and agreements of Seller, hereby agrees to pay to Seller the sum of Four Hundred Thirty-Five Million Two

-3- 52491627.5 Hundred Thirty-Four Thousand Eight Hundred Ninety-Four and 00/100 Dollars ($435,234,894.00) (the “Purchase Price”), allocated to each Property as set forth on Schedule 2 attached hereto, in cash, to be paid in immediately-available funds by wire transfer at Closing (as hereinafter defined) payable as follows: a. by cash or immediately available funds, or by check subject to collection, to the order of Stewart Title Company (referred to herein as “Escrow Agent” or “Title Company”) located at Commercial Services, 10 S. Riverside Plaza, Suite 1450, Chicago, Illinois 60606, in the amount of Three Million Seven Hundred Eighty-Two Thousand Nine Hundred Seventy-Nine and 00/100 Dollars ($3,782,979.00) (the “Deposit”), upon the execution and delivery of this Agreement by Buyer to Seller to be held in accordance with the terms of this Agreement and Escrow Agent’s standard escrow instructions. The Deposit shall be non-refundable upon the expiration of the Due Diligence Period (as hereinafter defined) except as expressly provided in this Agreement; and b. by federal wire transfer of immediately available funds for the balance of the Purchase Price, subject to adjustment as hereinafter provided, on the Closing Date. 3. BUYER’S INSPECTION AND REVIEW RIGHTS. a. Prior to the execution and delivery hereof, Seller has delivered to Buyer the following documents relating to the Property to the extent in Seller’s possession or control, or to the extent Seller is responsible for delivering under this Agreement: i. copies of the Third Party Leases as amended, together with any related memoranda of lease; ii. copies of the Title Reports (as defined in Paragraph 13(b) below, underlying title-related documents, zoning reports, certificates of occupancy and current surveys or survey updates; iii. copies of the most recent environmental reports relating to the Property to the extent in Seller’s possession; iv. copies of existing property and liability insurance policies, if any, to the extent in Seller’s possession; v. copies of the operating statements for the Property for the current year-to-date and the previous year; vi. a copy of the operating budget for the current year, together with copies of the operating budget and reconciliations for the previous year; vii. a current rent roll for the Property (the “Rent Roll”); viii. copies of all service contracts (including property management agreements) that will be binding on Buyer and/or affect the Property after Closing; and

-4- 52491627.5 ix. copies of all governmental permits and licenses necessary for the ownership, construction/renovation and operation of the Property, including, but not limited to, building plans, building permits, occupational licenses and business operating permits, to the extent in Seller’s possession. All of the above-listed documents are hereinafter collectively referred to as the “Inspection Documents.” b. Buyer hereby waives all due diligence activities and related rights and obligations as described in this Agreement regarding all of the Properties with the exception of those items described on the attached Schedule 3 (“Due Diligence Items”). For the purposes of this Agreement “Due Diligence Period” shall mean the period from the Effective Date to the close of business on the date that is three (3) business days prior to the Initial Closing Date or the Closing Date, as the case may be, for further review, inquiries, examinations and inspections of the Inspection Documents and to enter upon the Property to inspect the physical condition of the same, as it shall deem necessary, with respect to the Due Diligence Items; provided, however, that (i) any such inspection shall be subject to the rights of Tenant and shall not interfere with the conduct of business at the Property, (ii) any such inspection or related activities shall not damage the Property, (iii) Buyer shall indemnify and hold Seller harmless from and against: any and all claims or damages resulting from activities of Buyer (or its agents, employees, consultants or representatives) on the Property and Buyer shall, and shall cause its third- party consultants to, insure against the same and provide evidence thereof to Seller before undertaking any physical inspection of the Property, (iv) Buyer shall promptly repair any and all damage caused in whole or in part, by Buyer (or its agents, employees, consultants or representatives) and return the Property to the condition prior to such damage, and (v) Buyer shall give Seller reasonable prior written notice before entering the Property (or any portion thereof) and Seller may have a representative present during any such inspections. Prior to the expiration of the Due Diligence Period, Buyer may, in its sole discretion, remove any of the Properties related to the Due Diligence Items from the Properties to be purchased according to this Agreement, for any reason or no reason at all, and the Escrow Agent shall promptly return the pro-rata portion of the Deposit plus accrued interest to Buyer. The provisions of this subparagraph (b) shall survive the Closing or early termination of this Agreement. c. In the event that Buyer does not remove any of the Properties related to the Due Diligence Items during the Due Diligence Period then Buyer shall be deemed to have reviewed and accepted the Due Diligence Items, the Inspection Document and completed its investigation of all Properties, the Third Party Leases and all other matters relating to the Property. d. Obligations of the Seller. Buyer acknowledges the existence of the obligations of the Seller under the Third Party Leases and, provided that the transactions contemplated by this Agreement (the “Transaction”) close in accordance with the terms of this Agreement, agrees to accept the Property subject to all the terms and conditions contained in the Third Party Leases and to assume all of Seller’s obligations under the Third Party Leases from and after the Closing Date. To the extent there are any leasing

-5- 52491627.5 commissions, tenant improvement allowances, construction-related obligations or any other concessions outstanding as of the Closing, Seller shall make such payment(s) in the form of a credit(s) against the Purchase Price in favor of Buyer. e. Tenant Estoppels. Seller shall use commercially reasonable efforts to obtain and deliver to Buyer prior to Closing a written estoppel certificate from all tenants under the Third Party Leases for premises consisting of 5,000 square feet or greater, and all tenants under the Third Party Leases with five (5) years or greater remaining in the lease term, in the form as required pursuant to the terms of the Third Party Leases or such other customary and reasonable form. f. New Leases. From and after the Effective Date, all leases not currently listed as Third Party Leases (“New Leases”) that have been presented to Buyer by Seller and have been approved by Buyer, related to any of the Properties, whether executed or not executed as of the Effective Date, shall be the responsibility of Buyer. Such responsibility for such New Leases shall include, but is not limited to, payment of all costs, such as funding of tenant improvements, payment of any sales commissions, and similar items. 4. DEED. Prior to Closing, Seller agrees to deposit in escrow one special warranty deed (the “Deed”), substantially in the form attached hereto as Exhibit E, conveying title to the Improvements to Buyer, subject only to the Permitted Exceptions (as defined in Paragraph 12 herein). 5. CLOSING. The consummation of the transfer by Seller to Buyer of the Property (the “Closing”) shall take place through escrow at the offices of Escrow Agent on the date that is fifteen (15) days after the expiration of the Due Diligence Period (the “Closing Date”); provided, however, that if all conditions to Closing have been satisfied, but the wired Purchase Price is delayed beyond close of business on the Closing Date, the Closing shall occur on the immediately following business day and Seller shall receive the benefit of prorated rent incurred in connection with such delay; provided further that no such delay shall occur more than once. TIME BEING OF THE ESSENCE WITH RESPECT TO THE CLOSING DATE. 6. CLOSING DOCUMENTS. a. At Closing, Seller shall deliver to Escrow Agent the following: i. the Deed, duly executed and acknowledged; ii. four (4) executed duplicate originals of the Ground Lease; iii. four (4) executed duplicate originals of the Space Lease; iv. four (4) executed duplicate originals of an assignment and assumption of lease for the Third Party Leases in the form attached hereto as Exhibit F;

-6- 52491627.5 v. a certification in a form reasonably acceptable to Buyer, that Seller is not a “foreign person” within the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended; vi. such documents as the Title Company may reasonably request to evidence Seller’s good standing and authority to do business in the State of location of the Property as described on Schedule 1, and authority to execute and perform under this Agreement; vii. to the extent in Seller’s possession, original counterparts of the Third Party Leases, and any related memorandum of lease; viii. notice to tenants notifying tenants under the Third Party Leases of the Transaction in the form annexed hereto as Exhibit G; ix. an executed closing statement, in a form reasonably acceptable to Buyer; x. a standard form seller title affidavit reasonably acceptable to Seller as necessary for the title company’s issuance of Buyer’s owner’s title policy; xi. A bill of sale; quitclaim in nature and without warranty other than as to title, conveying and assigning to Buyer Seller’s right, title and interest, in the Personal Property, if any; free and clear of any liens or encumbrances except the Permitted Exceptions; and xii. all other documents reasonably necessary to effectuate the transaction. b. At closing, Buyer shall deliver to Escrow Agent the following: i. the balance of the Purchase Price (pursuant to the terms of Paragraph 1 hereof); ii. four (4) executed duplicate originals of an assignment and assumption of the lease for the Third Party Leases in the form attached hereto as Exhibit F; iii. authorization acceptable to Escrow Agent to release the Deposit to Seller; and iv. such other documents described in this Agreement to be executed by Buyer and such other documents and papers which may be reasonably necessary to the consummation of the Transaction. 7. CONDITIONS PRECEDENT TO BUYER’S OBLIGATIONS REGARDING CLOSING. In addition to any other conditions set forth in this Agreement,

-7- 52491627.5 Buyer’s obligation to consummate the Transaction is contingent upon the following conditions, any of which may be waived by Buyer: a. with the exception of de minimis changes required to make corrections in the Third Party Leases (which shall not increase Buyer’s liabilities, or reduce Buyer’s rights thereunder) or to change the address of a party, there shall have been no material changes in the Third Party Leases; b. Seller’s representations and warranties in this Agreement shall be true and correct in all material respects as of the Closing; c. Seller shall have performed its obligations under this Agreement and delivered to Buyer all of the documents described in Paragraph 6(a) of this Agreement; and d. There shall have been no material change in the condition of the Property from the expiration of the Due Diligence Period until the Closing Date (normal wear and tear, casualty and condemnation excepted). 8. CONDITIONS PRECEDENT TO SELLER’S OBLIGATION REGARDING CLOSING. In addition to any other conditions set forth in this Agreement, Seller’s obligation to consummate the Transaction is contingent upon the following conditions, any of which may be waived by Buyer a. Buyer’s representations and warranties in this Agreement shall be true and correct in all material respects as of the Closing; b. Buyer shall have performed its obligations under this Agreement and delivered to Seller all of the items and documents described in Paragraph 6(b) of this Agreement. 9. CLOSING COSTS AND PRORATIONS. a. Closing Costs. Buyer shall pay the premium for Buyer’s owner’s policy of title insurance for the Property. Escrow fees payable to Escrow Agent shall be payable by Buyer. Buyer shall be responsible for the cost of any endorsements or extended coverage in connection with its owner’s policy of title insurance. All charges and expenses relating to any loan secured by the Improvements obtained by Buyer (including, any lender policy of title insurance) shall be payable by Buyer. Seller shall pay for any transfer taxes relating to the transfer of the Property and the recordation of the Deed. Seller, at its cost, shall provide a survey of the Land, to be delivered to Buyer no later than commencement of the Due Diligence Period. All other charges and expenses relating to the Transaction, except as otherwise expressly set forth in this Paragraph 9(a), including but not limited to, Buyer’s diligence costs, shall be payable by Buyer. Each party shall pay its own legal expenses and attorneys’ fees. b. Proration. Base Rent and Additional Rent (as defined in the Third Party Leases) due under the Third Party Leases shall be apportioned as, of 11:59 p.m. on the

-8- 52491627.5 Closing Date. If Additional Rent is estimated as of the Closing Date, Buyer and Seller agree to a “true up” based on actual Additional Rent figures, and a final proration thereof, pursuant to Paragraph 9(f) below. c. Capital Expenditure and Other Credits; Tenant Improvements. (i) Buyer and Seller acknowledge and agree that Buyer shall receive certain credits against the Purchase Price as listed on Schedule 6 that shall be used by Buyer to perform certain deferred maintenance and/or other capital improvements at certain Properties after Closing (the “Cap Ex Credits”). Prior to Closing, Buyer and Seller shall mutually agree on an allocation of the Cap Ex Credits to the capital improvements at the Properties, to the extent the Cap Ex Credits do not apply to a specific Property as listed on Schedule 6, and Buyer and Seller shall mutually agree upon a schedule for the performance of all such capital improvements. (ii) Buyer and Seller acknowledge and agree that Buyer shall receive certain other credits against the Purchase Price with respect to certain Properties as listed on Schedule 6 as “Lease Adjustment Credits.” (iii) Buyer and Seller acknowledge and agree that each of the Space Leases entered into by Buyer and Seller shall include a tenant improvement allowance of Four and 00/100 Dollars ($4.00) per rentable square foot of space leased by Seller, which for one million five hundred twenty-four thousand six hundred eighty-eight (1,546,188) rentable square feet of space in the Properties is the aggregate sum of Six Million Ninety-Eight Thousand Seven Hundred Fifty- Two and 00/100 Dollars ($6,098,752.00). (iv) Buyer and Seller acknowledge and agree that Buyer has agreed to perform and/or pay for certain additional tenant improvement work at the following Properties in the following amounts: (a) Good Samaritan MOB (Item 28, Exhibit A): Three Hundred Thousand and 00/100 Dollars ($300,000.00); and (b) Jewish Medical Plaza II (Item 5, Exhibit A): One Million and 00/100 Dollars ($1,000,000.00); and (c) Physician Medical Center (Item 1, Exhibit A): One Million Three Hundred Thirty Thousand and 00/100 Dollars ($1,330,000.00). d. Real Estate Taxes. If a Property is not tax-exempt, all general real estate and personal property taxes shall be prorated through the day before the Closing based on the taxes for the year that the Closing is in, if known, otherwise on the prior year’s taxes. Seller shall be responsible for all real estate taxes through the day prior to the Closing. In the event taxes are prorated on the prior year’s taxes, the parties agree to reprorate taxes when the taxes for the current year are known, and the parties agree to make such payment between themselves to effectuate such reproration. Assessments of any kind

-9- 52491627.5 (general, special or otherwise) levied or to be levied, if any, for work on site actually commenced or announced (by either a private individual or entity or a governmental entity) prior to Closing shall be prorated at Closing. All other assessments shall be paid by Buyer if this transaction is consummated. e. Utility Charges. All utility charges, including, but not limited to, sewer, water, electricity, gas, telephone and other private and municipal charges (collectively “Utility Charges”) shall be prorated through the day before the Closing. Seller shall be responsible for obtaining all necessary billing information for the Utility Charges in order to accurately reflect the same on the Closing Statement. f. Reconciliation. Within one hundred eighty (180) days after Closing, Buyer and Seller shall reconcile all of the foregoing payments and prorations based on actual bills or invoices received after the Closing, but only if the prorations or payments were based on an estimate and not actual current bills or invoices. Any party owing to the other party any amount ascertained by the required reconciliations shall promptly, but in no event later than fifteen (15) business days after the date of the applicable reconciliation, pay the other party such amount. The obligations set forth in this Paragraph 9(e) shall survive Closing. 10. REPRESENTATIONS AND WARRANTIES OF SELLER. Each Seller represents and warrants to, and covenants with, Buyer with respect to its respective Property that: a. Seller is duly organized, validly existing and in good standing under the laws of the State of location of the Properties as described on Exhibit A and qualified to do business in, and in good standing under the laws of the state in which the Property is located; b. Seller has the right, power and authority to enter into this Agreement and to consummate the Transaction; c. the execution by Seller of this Agreement and consummation of the Transaction does not, and as of the Closing will not, result in the breach of any of the terms and provisions of, or constitute a default under any document to which Seller is a party; d. Seller is not the subject of or a party to any state or federal bankruptcy or insolvency proceeding; e. there are no pending or, to Seller’s knowledge, threatened or contemplated actions, suits, proceedings, arbitrations, claims or governmental investigations which affect, or may affect, the Seller or the Property, f. except as may be required under the Third Party Leases and this Agreement, prior to Closing, Seller shall not enter into any agreement to create or permit the creating of any easements or other encumbrances which may affect the Land or Improvements;

-10- 52491627.5 g. to Seller’s actual knowledge, no condemnation proceedings, eminent domain proceedings or similar actions or proceedings are now pending against the Property; h. to the Seller’s actual knowledge, without investigation, (a) no Hazardous Materials (as defined in Paragraph 16 below) are located on, under or about the Property, (b) Seller has not received any request for information, notice, demand letter, administrative inquiry or formal or informal complaint or claim from or by any public or private agency or entity concerning any release or discharge of any Hazardous Materials on, under, about or off of the Property or any alleged violation of any Environmental Laws (as defined in Paragraph 16 below) involving the Property or any property owned by Seller in the vicinity of the Property, (c) no litigation is pending or threatened with respect to the Property concerning any Hazardous Materials or any Environmental Laws, and (d) no lien has been imposed or, to Seller’s actual knowledge, without investigation, threatened to be imposed against the Property by any governmental agency or entity in connection with the presence of Hazardous Materials or violation of any Environmental Laws on or off the Property. i. There are no existing leases, whether oral or written, agreements of sale, options, rights of first refusal, rights of first offer, tenancies, licenses or any other claims to possession or use affecting the Property, except for the Third Party Leases. Each of the Third Party Leases is valid and in full force and effect, and has not been further amended, modified or supplemented; and the tenants thereunder are in actual possession in the normal course and the tenants are not in default thereunder. No tenant has asserted any claim of which Seller has notice which would in any way affect the collection of rent from such tenant, and no written notice of default or breach on the part of the landlord under any of the Third Party Leases has been received by Seller or its agents from the tenants thereunder. All painting, repairs, alterations and other work required to be performed thereunder, have been or will, prior to Closing, be fully performed and paid for in full by Seller. j. Except for the New Leases as described in section 3.f of this Agreement, the rents set forth in Rent Roll are the actual rents, income and charges presently being collected by Seller. No tenant under any of the Third Party Leases is entitled to any concessions, allowances, rebates or refunds or has prepaid any rents or other charges for more than the current month. No security deposits have been paid by any tenants which have not heretofore been returned, except as set forth in Rent Roll, which Seller shall pay to Buyer as a credit against the Purchase Price. No brokerage or leasing commissions or other compensation is or will be due or payable to any person, firm, corporation or other entity with respect to or on account of any of the Third Party Leases. k. To Seller’s actual knowledge, the Property is in full compliance with all federal, state, county, municipal or other government standards, laws, ordinances, statutes, regulations and requirements, and all applicable private restrictions, covenants, rules, standards and requirements.

-11- 52491627.5 l. To Seller’s actual knowledge, there are no management, employment, service, equipment, supply, maintenance, water, sewer or other utility or concession agreements or agreements with municipalities (including improvement or development escrows or bonds) with respect to or affecting the Property which will burden the Property or Buyer after Closing in any manner whatsoever, except for instruments of record. m. Seller is not a “foreign person” as defined in Section 1445(f)(3) of the Internal Revenue Code; n. this Agreement is a valid and legally binding obligation of Seller, enforceable in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally, and except as enforcement is subject to the laws of equity; o. the execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby do not and will not require any consent, approval, authorization or other action by, or declaration, filing or registration with, or notification to, any governmental agencies or bodies; and p. Seller shall cooperate with Buyer, after closings and for a period of six (6) months following the expiration of the Survival Period, to resolve any discrepancies related to the Third Party Leases, transitioning of services to the Properties, assignments and amendments to service contracts, and similar items to carry out the intent and purposes of this Agreement. For the purposes of this Agreement the term “to Seller’s actual knowledge” and items or facts “known” and “unknown” by Seller and similar terms, shall be limited to the current actual knowledge of the individuals in their respective capacities for the Seller entities as specified indicated on the attached Schedule 4, (collectively, the “Seller Knowledge Party”). The knowledge of others shall not be imputed to the Seller Knowledge Party. No other investigation, review or inquiry of any persons, or other action shall be required of the Seller Knowledge Party. The parties hereby agree that recourse under this Agreement is limited to Seller and no claim will be made against any individual Seller Knowledge Party personally or in their capacity as the Seller Knowledge Party. The representations and warranties contained in this Paragraph 10 shall survive the Closing for a period of twelve (12) months following the Closing (the “Survival Period”). Buyer will have no right to bring a claim for a breach of any of the foregoing representations and warranties unless Buyer discovers such breach within the Survival Period and delivers written notice of such claim to the respective Seller, if at all, prior to expiration of the Survival Period. If Buyer fails to discover such breach prior to the expiration of the Survival Period or fails to deliver written notice of such claim to the respective Seller prior to expiration of the Survival Period, Buyer will be deemed to have waived any and all rights and remedies with respect to any such representation or warranty or any breach thereof. Notwithstanding any other provision of this Contract to the contrary, Buyer may not make any claim against any Seller for a breach of a

-12- 52491627.5 representation or warranty by such Seller unless the damage to Buyer resulting from such breach exceeds Twenty-Five Thousand and No/100 Dollars ($25,000.00), and the maximum liability of any Seller for breaches of representations and warranties hereunder with respect to such Seller’s Property will be the greater of: (i) one percent (1%) of the Price allocated to such Property, or (ii) Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00), unless the breach is due to the fraud or intentional misrepresentation of such Seller or relates to a breach of a representation or warranty about an environmental matter by such Seller. 11. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer hereby represents and warrants to Seller, that: a. Buyer is duly organized, validly existing and in good standing under the laws of the State of Delaware and qualified to do business in, and in good standing under the laws of the state in which the Property is located; b. Buyer has the right, power and authority to enter into this Agreement and to consummate the Transaction; c. this Agreement is a valid and legally binding obligation of Buyer, enforceable in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally, and except as enforcement is subject to the laws of equity; d. the execution by Buyer of this Agreement and consummation of the Transaction does not, and, as of the Closing, will not, result in the breach of any of the terms and provisions of, or constitute a default under any document to which Buyer is a party; e. there are no pending or, to Buyer’s knowledge, threatened or contemplated actions, suits, proceedings, arbitrations, claims or governmental investigations which affect, or may affect, the ability of the Buyer to consummate the Transaction contemplated hereby; f. the execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby do not and will not require any consent, approval, authorization or other action by, or declaration, filing or registration with, or notification to, any governmental agencies or bodies; g. Buyer and its affiliates are sophisticated enterprises, actively engaged in the business of owning, operating and managing real estate and have made their own investigation of the Property, and Buyer acknowledges and agrees that (i) it has made its own inquiry and investigation into, and based thereon, has formed an independent judgment concerning the Property, (ii) it has been furnished with or been given adequate access to such information about the Property, as it has requested, and (iii) it will not assert any claim against Seller or any direct or indirect owner thereof or any of their respective directors, officers, agents, members, affiliates, consultants, counsel, accountants, investment bankers or representatives, or hold Seller or any such persons

-13- 52491627.5 liable, for any inaccuracies, misstatements or omissions with respect to information furnished by or for Seller, including, without limitation any information in any materials previously delivered to Buyer or any affiliate thereof, or any agent or representative of Buyer or any of such affiliates; and h. Buyer shall cooperate with Seller, after closings and for a period of six (6) months following the expiration of the Survival Period, to resolve any discrepancies related to the Third Party Leases, transitioning of services to the Properties, assignments and amendments to service contracts, and similar items to carry out the intent and purposes of this Agreement. The representations and warranties contained in this Paragraph 11 shall survive the Closing for the Survival Period. Seller will have no right to bring a claim for a breach of any of the foregoing representations and warranties unless Seller discovers such breach within the Survival Period and delivers written notice of such claim to Buyer, if at all, prior to expiration of the Survival Period. If Seller fails to discover such breach prior to the expiration of the Survival Period or fails to deliver written notice of such claim to Buyer prior to expiration of the Survival Period, Seller will be deemed to have waived any and all rights and remedies with respect to any such representation or warranty or any breach thereof. Notwithstanding any other provision of this Contract to the contrary, Seller may not make any claim against Buyer for a breach of a representation or warranty by Buyer unless the damage to Seller resulting from such breach exceeds Twenty-Five Thousand and No/100 Dollars ($25,000.00), and the maximum liability of Buyer for breaches of representations and warranties hereunder shall be the amount of the Deposit allocated to the Properties in proportion to each Property’s Purchase Price. 12. GROUND LEASE MEMORANDUM; LIMITATION ON RECORDINGS. Buyer and Seller agree that a Memorandum of Ground Lease, in substantially the form attached as Exhibit H shall be recorded in the title records of the Land at Closing. Buyer agrees that it shall not record, or permit to be recorded, any instruments other than financing instruments with respect to its ownership interest in the Improvements, in the title records of the Land without Seller’s prior written consent. Neither this Agreement nor any memorandum hereof may be recorded or filed. Any attempted recordation of this Agreement or a memorandum hereof shall render it null and void with Seller entitled to retain the entire Deposit paid hereunder. 13. TITLE TO THE IMPROVEMENTS. a. It shall be a condition precedent to Buyer’s obligation to Close hereunder (although not a covenant by or obligation of Seller) that title to the Property shall be subject to only the Permitted Exceptions (as hereinafter defined). Seller shall have no obligation with respect to any title matters, provided, however, that Seller shall cause to be removed or endorsed against to Buyer’s reasonable satisfaction (i) any mortgages or trust deeds which were executed by Seller and are not to be assumed by Buyer, and (ii) any mechanics or materialmens liens arising Seller’s activities and ownership of the Improvements (collectively, “Monetary Liens”). b. As of the Effective Date, (i) Seller has provided to Buyer a title commitment with respect to the Property (the “Title Report”) from the Title Company,

-14- 52491627.5 (ii) Buyer has reviewed the Title Report with respect to all liens, encumbrances or other title exceptions which do not constitute Permitted Exceptions hereunder (each, an “Exception”), and (iii) Buyer has delivered notice to Seller objecting to any of the Exceptions and any matters disclosed by a current survey (the “Survey”) prepared by a licensed surveyor qualified to do business in the state where the Property is located, and at Seller’s expense (collectively, the “Objections”). The Survey shall be in a form sufficient to permit the Title Company to remove the standard exception(s) related to survey. If Buyer has not delivered any Objections as of the Effective Date, Buyer shall be deemed to have waived its right to object to any Exceptions and the Survey (and the same shall be deemed Permitted Exceptions). c. Seller shall have until the Initial Closing Date or the Closing Date, as the case may be, to give Buyer: (i) notice that Seller will remove such Objections on or before the Initial Closing Date or the Closing Date, as the case may be; or (ii) notice that Seller elects not to cause such Objections to be removed. Seller’s failure to give any such notice shall be deemed an election by Seller under clause (ii). d. If Seller does not agree (or is deemed not to have agreed) to remove such Objections, then unless the same are waived by Buyer, Buyer may (i) accept the Property subject to such Objections without abatement of the Purchase Price, in which event such Objections shall be deemed to be, for all purposes, Permitted Exceptions, and Buyer shall close hereunder notwithstanding the existence of same, and Seller shall have no obligation or liability, whatsoever with respect to Seller’s failure to cause such Objections to be eliminated, or (ii) terminate this Agreement by notice given to Seller on or before the expiration of the Initial Closing Date or the Closing Date, as the case may be, and upon such notice the Deposit and all accrued interest shall be returned to Buyer and neither party hereto shall have any further rights or obligations hereunder other than those which are expressly provided to survive the termination hereof. If Buyer shall fail to deliver the termination notice described in clause (ii) above, Buyer shall be irrevocably deemed to have made the election under clause (i) above and shall have waived all Objections. e. As used herein, “Permitted Exceptions” means each of the following: (i) current real property taxes and assessments with respect to the Property, which are a lien for the taxable year in which the Closing occurs, and which are not due on or before the Closing Date; (ii) the standard pre-printed exclusions from coverage contained in the most current form of owner’s title policy ordered by Seller in connection with the Property; (iii) any law, statute, code, ordinance, rule, regulation, restriction, requirement, writ, injunction, decree, order or demand of any governmental authority; (iv) rights of the tenant(s) or any subtenant(s) according to the Third Party Leases, (v) easements for utilities, access and roadways serving the Improvements, and (vi) such matters approved or waived by Buyer pursuant to this Paragraph 13. 14. RISK OF LOSS. In the event the Property is damaged or destroyed prior to Closing, the parties’ rights and obligations shall be as follows:

-15- 52491627.5 a. If the Repair Cost (as hereinafter defined) is $1,000,000.00 or less, then Buyer shall accept the Property at Closing subject to such damage or destruction and Buyer shall be entitled to any insurance proceeds actually received therefrom, and there shall be no abatement or reduction or the Purchase Price. As used herein, the term “Repair Cost” means an estimate of the actual cost to repair the damage attributable to such damage or destruction and obtained by Seller, and agreed to in writing by Tenant, within thirty (30) days following the event of damage or destruction from a reputable, licensed independent contractor selected by Seller and licensed to do business in the State in which the Property is located. b. If the Repair Cost exceeds $1,000,000.00, then Buyer shall have the right to terminate this Agreement exercisable only by giving written notice to Seller of such election within thirty (30) days after the determination of the Repair Cost. If Buyer duly exercises such termination right, the Deposit shall be returned to Buyer with all accrued interest thereon. If Buyer does not exercise its termination right, then Buyer shall be deemed to have accepted the Property at Closing subject to such damage or destruction, and the Closing shall occur as set forth herein, and Buyer shall be entitled to all insurance proceeds actually received by Seller as a result of such damage or destruction and there shall be no abatement, or reduction or the Purchase Price. c. If the Closing Date would otherwise occur during a time period described in this Paragraph 14, then the Closing Date shall be extended to a date which is ten (10) days following the expiration of such time period. 15. EMINENT DOMAIN. If any condemnation proceeding is commenced or threatened against any of the Property, which (1) materially adversely affects the use of the Property, (2) affects access to the Property, or (3) allows the Tenant to terminate the lease under the terms of the Lease, then Buyer at its option may terminate this Agreement by written notice to Seller delivered no later than ten (10) days following Seller’s notice to Buyer of such taking and confirmation of Tenant’s action pursuant to such taking. If Buyer elects to terminate this Agreement pursuant to this Paragraph 15, the Deposit shall be returned to Buyer with all accrued interest thereon. If Buyer does not terminate this Agreement as provided herein, Buyer shall be deemed to have elected to proceed with the transactions described herein, the Closing shall occur as set forth herein and Seller shall assign to Buyer Seller’s right to any condemnation awards. 16. NO OTHER REPRESENTATIONS. Except for the representations and warranties of Seller expressly stated in this Agreement, it is expressly agreed that Buyer shall accept the Improvements, in present condition, “AS IS”, “WHERE IS” and “WITH ALL FAULTS”, subject to all patent and latent defects and faults, if any, with no representation or warranty by Seller as to the fitness, suitability, merchantability, habitability, or usability, including but not limited to, (i) the quality or condition of the Improvements and the Land, including without limitation, the water, soil and geology, (ii) any construction defects, errors, omissions or on account of any other conditions affecting the Land or Improvements, (iii) the manner of operating the Land or Improvements and the expenses related thereto, (iv) the compliance of the Land or Improvements with any laws, rules, ordinances or regulations of any governmental body, and (v) the nature and extent of any recorded servitudes, rights-of-way, leases, possession, liens, encumbrances, licenses, reservations, conditions or otherwise. Except

-16- 52491627.5 for the representations and warranties of Seller expressly set forth in this Agreement and except as otherwise expressly provided in this Agreement, Buyer acknowledges that it is not relying upon any representation, warranty, statement or other assertion with respect to the condition of the Land or Improvements made by Seller, and Buyer accepts the Improvements under the express understanding that there are no express or implied warranties made by Seller with respect to the condition or value of the Improvements. Buyer declares that it is experienced in the ownership and operation of properties similar to the Improvements and therefore acknowledges, except for Buyer’s reliance on the representations and warranties of Seller in this Agreement, that it will rely solely on its own investigation and examination of the Improvements, which it is qualified to make, and not on any information provided or to be provided by Seller. Except as otherwise expressly stated at Paragraph 10 above, Seller makes no representation as to any environmental matters relating to the Land or Improvements including, without limitation, soil conditions, Buyer being given a right of inspection to satisfy itself as to whether or not there are Hazardous Materials (as hereinafter defined) on or in the Land or Improvements (or any portion thereof) that would cause either state or federal agencies to order a cleanup of the Land or Improvements (or any portion thereof) under any Environmental Law. As used herein, the term “Environmental Law” shall mean and include the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. §§ 9601, et seq., Resource Conservation and Recovery Act, 42 U.S.C. §§ 6901, et seq., and all other similar and future federal, state and municipal statutes, rules, regulations and ordinances governing the environment or generation, disposal or storage of any Hazardous Materials, all amended from time to time and all rules and regulations promulgated thereunder. The term “Hazardous Material” shall mean and include asbestos, polychlorinated biphenyls, petroleum products and any other hazardous or toxic materials, wastes, and substances that are defined as such in the Environmental Law. Except for claims relating to breaches of the representations and warranties of Seller expressly set forth in this Agreement and for claims relating to fraud or intentional misrepresentation by Seller, Buyer hereby waives and releases Seller of and from any claims, direct or indirect, known or unknown, foreseen or unforeseen, that Buyer now has or that may arise in the future on account of or in any way growing out of or connection with the economic, physical or environmental condition of the Land or Improvements (or any portion thereof), or any Environmental Law or applicable regulation. Notwithstanding the foregoing, in no event shall Buyer assume or be deemed to assume any liabilities of Seller arising out of or relating to the actions or inactions of Seller prior to the Closing Date. 17. NO ATTORNEY-CLIENT RELATIONSHIP/NO TAX ADVICE. BUYER ACKNOWLEDGES THAT SELLER HAS NOT HELD ITSELF OUT AS ENGAGED IN THE PRACTICE OF LAW OR ACCOUNTING AND HAS NOT ESTABLISHED, DIRECTLY OR INDIRECTLY, AN ATTORNEY-CLIENT OR ACCOUNTANT-CLIENT RELATIONSHIP WITH SELLER, OR ANY OF SELLER’S OFFICERS, DIRECTORS, MANAGERS, AGENTS, EMPLOYEES OR REPRESENTATIVES (INCLUDING, WITHOUT LIMITATION, SELLER’S LEGAL COUNSEL) (COLLECTIVELY, “SELLER’S PARTIES”), IT IS UNDERSTOOD AND AGREED THAT ANY REPRESENTATIONS OR STATEMENTS MADE BY SELLER OR ANY OF SELLER’S PARTIES REGARDING LEGAL OR TAX CONSEQUENCES MAY NOT BE USED OR RELIED UPON BY BUYER. BUYER REPRESENTS THAT IT HAS EITHER OBTAINED LEGAL COUNSEL AND TAX ADVICE PRIOR TO ENTERING INTO THIS AGREEMENT OR IT HAS ITSELF DEEMED IT UNNECESSARY TO SEEK SUCH ADVICE. SELLER SHALL NOT BE HELD

-17- 52491627.5 RESPONSIBLE FOR ANY FAILURE OF BUYER TO SEEK AND OBTAIN LEGAL AND TAX ADVICE. 18. NOTICES. Any notice or delivery required or permitted to be given or made by or on behalf of either party to the other shall be in writing and given, by mailing such notice by registered or certified mail, return receipt requested, or by nationally recognized overnight courier, addressed to the other party as follows: If to Seller: Catholic Health Initiatives 198 Inverness Drive West Englewood, Colorado 80122 Attention: Corporate Real Estate Dept. Fax No.: (___)______________ With copies to: Catholic Health Initiatives 198 Inverness Drive West Englewood, Colorado 80122 Attention: General Counsel Fax No.: (___)______________ To Buyer: Physicians Realty L.P. 309 North Water Street, Suite 500 Milwaukee, WI 53202 Attention: John T. Thomas, President and CEP Fax No.: (414) 249-4720 With copies to: Physicians Realty L.P. 309 North Water Street, Suite 500 Milwaukee, WI 53202 Attention: Bradley D. Page, General Counsel Fax No.: (414) 249-4720 19. BROKER’S FEES. Seller and Buyer represent and warrant each to the other that they have not dealt with any broker or realtor in connection with the Transaction other than CBRE| U.S. Healthcare Capital Markets (“Broker”). Seller shall be responsible for paying Broker by separate agreement if and when the transaction closes. In the event of a breach of the foregoing warranties, the breaching party agrees to save, defend, indemnify and hold harmless the non-breaching party from and against any claims, losses, damages, liabilities and expenses, including but not limited to reasonable attorneys’ fees. 20. BINDING AGREEMENT. This Agreement shall be binding upon the parties hereto and their respective heirs, devisees, executors, administrators, successors in interest and permitted assigns. Except as provided in Paragraphs 27 and 28 hereof, Buyer shall not assign its right in this Agreement without first obtaining the written consent of Seller. 21. DEFAULT AND REMEDIES.

-18- 52491627.5 a. In the event Seller defaults or fails to perform any of the conditions or obligations of Seller under this Agreement, Buyer, as Buyer’s sole and exclusive remedy, shall be entitled to declare this Agreement terminated and receive the return of its Deposit plus any actual, out of pocket costs expended by Buyer related to this Agreement. Upon termination and return of Buyer’s Deposit plus actual, out of pocket costs as described in the preceding sentence, the parties shall have no further rights or obligations with respect to this Agreement, other than those which expressly survive the termination of this Agreement. b. In the event that the terms and conditions of this Agreement have been satisfied by Seller and Buyer fails to close on this Agreement within the time limits set forth, Seller, as Seller’s sole and exclusive remedy, shall be entitled to retain the Deposit hereunder as liquidated damages and the parties shall have no further rights or obligations with respect to this Agreement other those which shall survive the termination of this Agreement. Both parties agree in the event of Buyer’s default hereunder, Seller’s damages will be impossible to estimate and that the amount of the Deposit represents a fair estimate of the loss by Seller in such event. 22. ERISA REPRESENTATION. Neither Seller nor Buyer is an “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1474, as amended, and neither Seller’s nor Buyer’s assets constitute assets of any such “employee benefit plan” (“plan assets”) as defined in 25 CFR Section 2510.3-101 or other applicable law governing the definition of “plan assets” of such “employee benefit plans”. 23. PARTIAL INVALIDITY. The invalidity of one or more phrases, sentences, clauses or paragraphs contained in this Agreement shall not affect the remaining portions of this Agreement or any part thereof, and in the event that anyone or more of the phrases, sentences, clauses or paragraphs contained in this Agreement should be declared invalid by the final order, decree or judgment of a court of competent jurisdiction, this Agreement shall be construed as if such invalid phrases, sentences, clauses or paragraphs had not been inserted in this Agreement. 24. AUTHORITY COUNTERPARTS. Buyer and Seller each warrant and represent that the person executing this Agreement on its behalf has full authority to do so and that this Agreement constitutes a legal, valid and binding obligation of each of them and that this Agreement is enforceable against each party hereto. This Agreement may be executed in multiple, identical counterparts which, when taken together shall constitute one and the same instrument. 25. GOVERNING LAW. This Agreement shall be interpreted and enforced pursuant to the internal laws of the State where the Property is located. The parties hereby consent to the subject matter jurisdiction, personal jurisdiction and venue of the United States Federal District Court for the district in the State where the Property is located. 26. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties. There are no terms, obligations, covenants or conditions other than contained herein. No modifications or variations of this Agreement shall be valid unless evidenced by an agreement in writing.

-19- 52491627.5 27. ASSIGNMENTS. This Agreement shall not be assignable without the consent of the Seller, which may be withheld or granted in its sole discretion; provided, however, nothing herein shall prevent Buyer from assigning this Agreement to an entity which is wholly owned or controlled by Buyer. In no event shall any assignment of this Agreement release or discharge Buyer from any liability or obligation hereunder. 28. COOPERATION WITH S-X 3-14 AUDIT. Seller acknowledges that that it is Buyer’s intention that the ultimate acquirer of the Property will be affiliated with a publicly registered company (“Registered Company”). Seller further acknowledges that it has been advised that if such acquirer is affiliated with a Registered Company, such Registered Company (and such acquirer) are required to make certain filings with the Securities and Exchange Commission (the “SEC Filings”) that relate to the most recent pre-acquisition fiscal year (the “Audited Year”) and the current fiscal year through the date of acquisition (the “Stub Period”) for the Property. To assist Buyer and Registered Company in preparing the SEC Filings, the Seller covenants and agrees that upon not less than ten (10) days’ prior written notice, Seller shall provide Buyer and the Registered Company with the following information (to the extent such items are not duplicative of items contained in the Disclosure Materials): (i) access to bank statements for the Audited Year and Stub Period; (ii) rent roll as of the end of the Audited Year and Stub Period; (iii) operating statements for the Audited Year and Stub Period; (iv) access to the general ledger for the Audited Year and Stub Period; (v) cash receipts schedule for each month in the Audited Year and Stub Period; (vi) access to invoice for expenses and capital improvements in the Audited Year and Stub Period; (vii) accounts payable ledger and accrued expense reconciliations; (viii) check register for the 3-months following the Audited Year and Stub Period; (ix) all leases and 5-year lease schedules; (x) copies of all insurance documentation for the Audited Year and Stub Period and (xi) copies of accounts receivable aging as of the end of the Audited Year and Stub Period along with an explanation for all accounts over 30 days past due as of the end of the Audited Year and Stub Period. In addition, Seller may be required to provide to Buyer: (1) a signed representation letter; (2) a signed audit request letter; and (3) a signed audit response letter from Seller’s attorney, all of which shall be in customary and reasonable form and content. 29. CONSTRUCTION. Buyer and Seller agree that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto. If the date on which an event occurs or is required is not on a business day in the State of New York, the date shall be automatically extended to the next business day. 30. ANTI-TERRORISM. Neither Buyer nor Seller, nor any of their affiliates, are in violation of any Anti-Terrorism Law (as hereinafter defined) or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law. “Anti- Terrorism Laws” shall mean any laws relating to terrorism or money laundering, including the following: Executive Order No. 13224; the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107- S6, as the same has been, or may hereafter be, renewed, extended, amended or replaced; the applicable laws comprising or implementing the Bank Secrecy Act; and the applicable laws

-20- 52491627.5 administered by the United States Treasury Department’s Office of Foreign Asset Control (as any of the foregoing may from time to time be amended, renewed, extended, or replaced). SIGNATURES IMMEDIATELY FOLLOW ON NEXT PAGE

52491627.5 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written. SELLER: Catholic Health Initiatives A Colorado nonprofit corporation By:________________________________ Name: Dean Swindle Title: Chief Financial Officer BUYER: Physicians Realty L.P., a Delaware limited partnership By: Physicians Realty Trust, its General Partner By:________________________________ John T. Thomas, President and CEO TO HELP FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO, OBTAIN, VERIFY AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON OR CORPORATION WHO ENTERS INTO A BUSINESS RELATIONSHIP WITH SELLER.

A-1 52849361.2 EXHIBIT A Seller Entities and Addresses 1. Physician Medical Center 1624 S “I” Street Tacoma, Pierce County, Washington Owner: Franciscan Health System 2. Jewish Medical Plaza 1 100 E. Liberty Street Louisville, Jefferson County, Kentucky Owner: Jewish Hospital & St. Mary’s Healthcare, Inc. 3. Jewish Medical Plaza II 250 E. Liberty Street Louisville, Jefferson County, Kentucky Owner: Jewish Hospital & St. Mary’s Healthcare, Inc. 4. Jewish Medical Center East 3920 Dutchmans Lane Louisville, Jefferson County, Kentucky Owner: Jewish Hospital & St. Mary’s Healthcare, Inc. 5. Jewish Medical Center South 1903 West Hebron Lane Shepherdsville, Bullit County, Kentucky Owner: Jewish Hospital & St. Mary’s Healthcare, Inc. 6. Cardwell Professional Building 1111 West Frank Avenue Lufkin, Angelina County, Texas Owner: Memorial Health System of East Texas 7. Medical Arts Pavilion 1105 West Frank Avenue Lufkin, Angelina County, Texas Owner: Memorial Health System of East Texas 8. Lakeside Three Professional Center 16929 Frances Street Omaha, Douglas County, Nebraska Owner: Alegent Health

A-2 52849361.2 9. St. Joseph Medical Clinic 1708 S. Yakima Street Tacoma, Pierce County, Washington Owner: St. Joseph Hospital and Health Care Center 10. Franciscan Education and Support Center (a/k/a FESC) 2420 S. State Street Tacoma, Pierce County, Washington Owner: Franciscan Health System 11. St. Clare MOB 11311 Bridgeport Way Lakewood, Pierce County, Washington Owner: Franciscan Health System – West 12. Gig Harbor Medical Pavilion 6401 Kimball Drive Gig Harbor, Pierce County, Washington Owner: Stroh Family, LLC (ground fee owner and lessor under ground lease) Ground Lessee (for assignment of leasehold interest to Buyer): St. Joseph Development Company, Inc. 13. St. Mary Caritas Medical I 4402 Churchman Avenue Louisville, Jefferson County, Kentucky Owner: CHI Kentucky, Inc. 14. St. Mary Caritas Medical II 1900 Bluegrass Avenue Louisville, Jefferson County, Kentucky Owner: CHI Kentucky, Inc. 15. St. Mary Caritas Medical III 4500 Churchman Avenue Louisville, Jefferson County, Kentucky Owner: CHI Kentucky, Inc. 16. St. Vincent West MOB 16221 St. Vincent Way Little Rock, Pulaski County, Arkansas Owner: St. Vincent Infirmary Medical Center 17. Missionary Ridge MOB (f/k/a Memorial East) 725 Glenwood Drive Chattanooga, Hamilton County, Tennessee Owner: Memorial Health Care System, Inc.

A-3 52849361.2 18. Woodlands Medical Arts Center 17198 St. Luke’s Way The Woodlands, Montgomery County, Texas Owner: St. Luke’s Episcopal Properties Corporation 19. Memorial Outpatient Therapy Center 1301 West Frank Avenue Lufkin, Angelina County, Texas Owner: Memorial Health System of East Texas 20. Peak One ASC 350 Peak One Drive Frisco, Summit County, Colorado Owner: Catholic Health Initiatives Colorado 21. Great Plains Rehab Center 1212 E. Main Avenue Bismarck, Burleigh County, North Dakota Owner: St. Alexius Medical Center 22. St. Alexius Tech & Ed Building 1310 East Main Avenue Bismarck, Burleigh County, North Dakota Owner: St. Alexius Medical Center 23. St. Alexius Orthopedic Center of Excellence 310 North 9th Street Bismarck, Burleigh County, North Dakota Owner: St. Alexius Hospital 24. St. Alexius Medical Arts Plaza 810 East Rosser Avenue Bismarck, Burleigh County, North Dakota Owner: St. Alexius Medical Center 25. Minot Medical Plaza 2111 NW Landmark Circle Minot, Ward County, North Dakota Owner: St. Alexius Medical Center 26. Good Samaritan MOB 3219 Central Avenue Kearney, Buffalo County, Nebraska Owner: Good Samaritan Hospital, Kearney, Nebraska

A-4 52849361.2 27. Lakeside Two Professional Center 17030 Lakeside Hills Plaza Omaha, Douglas County, Nebraska Owner: Alegent Health 28. Lakeside Wellness Center 16940 Lakeside Hills Plaza Omaha, Douglas County, Nebraska Owner: Alegent Health 29. Midlands One Professional Center 11109 S. 84th Street Papillion, Sarpy County, Nebraska Owner: Alegent Health 30. Midlands Two Professional Center 401 East Gold Coast Road Papillion, Sarpy County, Nebraska Owner: Alegent Health 31. St. Francis Memorial Health Center 2116 West Faidley Avenue Grand Island, Nebraska Owner: Saint Francia Medical Center

B-1 52849361.2 EXHIBIT B Description of Land Physician Medical Center A PORTION OF BLOCK 1618 OF MAP OF NEW TACOMA, W.T., AS PER PLAT RECORDED ON FEBRUARY 3, 1875, RECORDS OF PIERCE COUNTY AUDITOR; TOGETHER WITH A PORTION OF VACATED 17TH STREET FROM THE WEST LINE OF "I" STREET TO THE EAST LINE OF "J" STREET, AS VACATED BY ORDINANCE NO. 19632 OF THE CITY OF TACOMA. BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE NORTH EAST CORNER OF SAID BLOCK 1618; THENCE SOUTH 07°25'05” EAST ALONG THE EASTERLY LINE OF SAID BLOCK, 340.06 FEET TO THE CENTER LINE OF VACATED 17TH STREET; THENCE SOUTH 07°25'07” EAST 40.00 FEET TO A POINT ON THE THE SOUTHERLY RIGHT-OF-WAY LINE OF VACATED 17TH STREET, SAID POINT ALSO BEING THE NORTH EAST CORNER OF BLOCK 1718 OF SAID MAP OF NEW TACOMA; THENCE SOUTH 82°34'28” WEST ALONG THE SOUTHERLY RIGHT-OF-WAY LINE OF SAID VACATED 17TH STREET, 12.63 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 82°34'28” WEST CONTINUING ALONG SAID SOUTHERLY RIGHT OF WAY LINE OF VACATED 17TH STREET, 82.79 FEET; THENCE NORTH 07°22'07” WEST 68.33 FEET; THENCE SOUTH 82°37'53” WEST 4.10 FEET; THENCE NORTH 07°22'07” WEST 24.24 FEET; THENCE NORTH 82°37'53” EAST 4.10 FEET; THENCE NORTH 07°22'07” WEST 63.18 FEET; THENCE NORTH 82°37'53” EAST 82.79 FEET; THENCE SOUTH 07°22'07” EAST 63.19 FEET; THENCE NORTH 82°37'53” EAST 5.17 FEET; THENCE SOUTH 07°22'07” EAST 24.51 FEET; THENCE SOUTH 82°37'53” WEST 5.17; THENCE SOUTH 07°22'07” EAST 67.97 FEET TO THE TRUE POINT OF BEGINNING AND THE TERMINUS OF THIS DESCRIPTION. St. Joseph Medical Clinic That portion of Block 1717 and a portion of the vacated alley lying between Blocks 1716 and 1717 as vacated by Ordinance No. 23960 and recorded under Auditor’s No. 8802220268 in the plat of the Map of New Tacoma, Washington Territory, according to plat filed for record February 3, 1875, in the office of the County Auditor, in Pierce County, Washington, lying within the Southeast quarter of Section 5, Township 20 North, Range 3 East of the W.M., in Pierce County, Washington, more particularly described as follows: Commencing at the Southwest corner of Block 1717 of said plat of the Map of New Tacoma, Washington Territory; Thence North 08°59’38” West, 46.75 feet along the West line of said Block 1717;

B-2 52849361.2 Thence at right angles to the West line of said Block 1717 North 81°00’22” East, 10.00 feet, and the point of beginning of the Air Right Corridor. The bottom plane of the vertical space contained within said Air Right Corridor shall be at an elevation of 355.00 feet, the vertical datum will be based on the City of Tacoma Vertical Datum Bench Elevation Book of 1984, and General Adjustment of 1985, the bench mark elevation of 364.260 on brass monument at the intersection of South 19Ǧǚ Street and South “I” Street at page 119 of said book; the following courses and distances will be at the vertical plane elevation of 355.00 feet; Thence North 08°59’38” West, 164.00 feet along a line that is parallel with and 10.00 feet Easterly of the West line of said Block 1717; Thence North 81°00’22” East, 124.00 feet; Thence South 08°59’38” East, 114.00 feet; Thence South 36°00’22” West, 70.71 feet; Thence South 81°00’22” West, 74.00 feet to the point of beginning of said Air Right Corridor; the top plane of said vertical air space shall be 63.00 feet (top elevation at 418.00 feet) above said elevation cited for bottom plane elevation of 355.00 feet. Together with that portion of the air rights over South “I” Street between South 17th Street and vacated South 18th Street, vacated pursuant to City of Tacoma Ordinance No. 24748. Franciscan Education and Support Center (a/k/a FESC) Parcel A: Lots 4 and 5, Tribune Business Park Addition No. 1, according to the plat thereof recorded in Volume 50 of Plats, pages 50 and 51, in Tacoma, Pierce County, Washington. Parcel B: Lots 14 and 15, Block 5, Grigg's and Hewitt's Addition to Tacoma, W.T., according to the plat thereof recorded in Volume 3 of Plats, pages 6 and 7, in Tacoma, Pierce County, Washington. Parcel C: Lot 1, Tribune Business Park Addition No. 2, according to the plat thereof recorded in Volume 57 of Plats, pages 50 and 51, in Tacoma, Pierce County, Washington. Parcel D: A portion of Lot 2, and all of Lot 3, Tribune Business Park Addition No. 1, according to the plat thereof recorded in Volume 50 of Plats, pages 50 and 51, in Tacoma, Pierce County, Washington; And all of Lots 23 and 24, Blocks 8 and 9, Grigg's and Hewitt's Addition to Tacoma, W.T., according to the plat thereof recorded in Volume 3 of Plats, pages 6 and 7, in Tacoma, Pierce

B-3 52849361.2 County, Washington; And a portion of Lot 2, City of Tacoma Short Plat No. 77-369, according to the map recorded in Book 17 of Short Plats, Page 12, in the Northeast quarter of Section 7, Township 20 North, Range 3 East of the Willamette Meridian, in Tacoma, Pierce County , Washington, more particularly described as follows: Beginning at the Northeast corner of Lot 3 of said plat of Tribune Business Park No. 1, said point being on a curve to the left having a radius of 131.00 feet; Thence along the East line of said Lot 3 and along the arc of said curve through a central angle of 09° 22'35" a distance of 21.44 feet to a point of tangency in Lot 3 of said Plat; Thence South 01°26'34" West along said East line 218.63 feet to the Southeast corner of said Lot 3, and the North line of Lot 23 of Block 8 of said plat of Griggs and Hewitt's Addition to Tacoma, W.T.; Thence South 88°34'15" East along said North line 13.27 feet to the Northeast corner of said Lot 23; Thence South 01°26'34" West along the East line of Block 8 a distance of 49.99 feet to the Southeast corner of Lot 24 of said Block 8; Thence North 88°34'33" West along the South line of said Lot 24, a distance of 144.89 feet to the centerline of Steel Street as shown on the plat of Griggs and Hewitt's Addition to Tacoma, W.T.; Thence North 88°33'07" West along the extension of the South line of Lot 24 of Block 9 of said plat, 137.38 feet to the Southwest corner of Lot 24 of said Block 9; Thence continuing North 88°33'07" West along said extension 31.55 feet to the West line of Lot 2 of said Short Plat No. 77-369; Thence North 01°26'34" East along the West line of said Lot 2 a distance of 366.49 feet to intersect a line that is parallel with and 76.49 feet North of the North line of Lot 3 of said plat of Tribune Business Park Addition No. 1; Thence South 88°33'26" East along said parallel line into Lot 2 of said plat 270.12 feet; Thence South 57°20'21" East 57.76 feet to a curve to the left having a radius of 131.00 feet said line being radial to said curve; Thence Along the arc of said curve through a central angle of 21°50'30" a distance of 49.94 feet to the Northeast corner of Lot 3 of said plat and the point of beginning; Except that portion thereof conveyed to the City of Tacoma by Quit Claim Deed dated March 1, 1988 and recorded under recording No. 8803040282. Parcel E: Lots 23 to to 28, inclusive, Block 7, Grigg's and Hewitt's Addition to Tacoma, W.T., according to the plat thereof recorded in Volume 3 of Plats, pages 6 and 7, in Tacoma, Pierce County, Washington; Except that portion thereof, lying within the Tribune Business Park Addition No. 2.

B-4 52849361.2 Parcel F: All that portion of vacated alley lying between and abutting Lots 23 and 24, Blocks 7 and 8, Grigg's and Hewitt's Addition to Tacoma, W.T., according to the plat thereof recorded in Volume 3 of Plats, pages 6 and 7, in Tacoma, Pierce County, Washington, vacated by Ordinance No. 25112 of the City of Tacoma, as disclosed by recording No. 9207300213, being a re-record of recording No. 9206290204. Parcel G: All that portion of Steele Street, South of South 24th Street in Tribune Business Park No. 1, vacated by Ordinance No. 24013 of the City of Tacoma, as disclosed by recording No. 8803280145; Except that portion thereof, conveyed to the City of Tacoma, by deed dated April 22, 1988 and recorded under recording No. 8804290192. Situate in the County of Pierce, State of Washington. Tax Parcel No.: 912701-003-3 St. Clare MOB A PORTION OF LOT 1, CITY OF LAKEWOOD SHORT PLAT NO. LUO40236, ACCORDING TO THE SHORT PLAT RECORDED UNDER RECORDING NUMBER 200411155003, WHICH AMENDS AND SUPERSEDES SHORT PLAT RECORDED UNDER RECORDING NO. 8801290168, RECORDS OF PIERCE COUNTY, STATE OF WASHINGTON, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE NORTHEAST CORNER OF SAID LOT 1; THENCE SOUTH 00°00'00” EAST ALONG THE EAST LINE OF SAID LOT 1, 250.55 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 00°00'00” EAST CONTINUING ALONG THE EAST LINE OF SAID LOT 1, 88.21 FEET; THENCE SOUTH 90°00'00” WEST, 20.16 FEET; THENCE SOUTH 00°00'00” EAST, 23.91 FEET; THENCE SOUTH 90°00'00” WEST, 55.02 FEET; THENCE NORTH 00°00'00” WEST, 23.91 FEET; THENCE SOUTH 90°00'00” WEST, 108.52 FEET; THENCE NORTH 00°00'00” WEST, 88.21 FEET; THENCE NORTH 90°00'00” EAST, 183.70 FEET TO THE TRUE POINT OF BEGINNING AND THE TERMINUS OF THIS DESCRIPTION. HAVING AN AREA OF 17,520 SQUARE FEET, OR 0.40 ACRES. Gig Harbor Medical Pavilion Lot 1, City of Gig Harbor Short Plat, according to the short plat recorded under Recording Number 9103070379, and amended by instrument recorded under recording No. 9106110306, records of Pierce County, State of Washington.

B-5 52849361.2 Jewish Medical Plaza I BEGINNING at the intersection of the east line of First Street with the south line of Liberty Street; thence with said south line South 82 degrees 06 minutes 52 seconds East 175.00 feet to its intersection with the west line of the tract conveyed to Edacra Realty Partnership by deed of record in Deed Book 5832, Page 55 in the office of the clerk of the County Court of Jefferson County, Kentucky; thence with lines common to same South 07 degrees 55 minutes 19 seconds West 313.00 feet and South 82 degrees 07 minutes 22 seconds East 57.46 feet to its intersection with the west line of Brook Street, as relocated; thence with said west line and with a curve to the left having a radius of 544.76 feet the chords of which measure South 16 degrees 34 minutes 25 seconds West 35.29 feet and South 11 degrees 19 minutes 10 seconds West 64.58 feet to a point in same; thence continuing with said west line South 07 degrees 55 minutes 31 seconds West 185.53 feet to a point in same; thence leaving said west line North 82 degrees 08 minutes 32 seconds West 20.00 feet to its intersection with the east line of Interstate 65; thence with said east line North 10 degrees 42 minutes 28 seconds West 140.96 feet, North 18 degrees 40 minutes 03 seconds West 89.41 feet, and North 22 degrees 08 minutes 41 seconds West 235.95 feet to its intersection with the east Line of First Street aforesaid; thence with said east line North 07 degrees 54 minutes 15 seconds East 180.02 feet to the point of beginning, containing 1.639 acres. Jewish Medical Plaza II BEGINNING at the intersection of the South line of Liberty Street with the West line of Floyd Street, thence with the South line of Liberty Street, North 82° 15’ 04” West 381 feet to the Northeast comer of the tract conveyed to Mid-Town Properties, Inc., a Kentucky corporation. by deed of record in Deed Book 4117. Page 120, in the office of the Clerk of Jefferson County, Kentucky; thence with the Easterly line of said tract, South 7° 57’ 54” West 317.33 feet to a pipe in the Northwesterly line of the North-South Expressway (I-65); thence with the Northwesterly line of said North-South Expressway , North 67° 27’ 17” East 392.09 feet to a stake and South 82° 15’ 04” East 43.20 feet to the West line of Floyd Street; thence with the West line of Floyd Street North 7° 57’ 54” East 120 feet to the beginning. Jewish Medical Center East TRACT 1: BEGINNING at an existing stone with a cut “X” at the Northeast corner of a tract conveyed to Louisville Gas & Electric Company, of record in Deed Book 1656, Page 522, in the Office of the Clerk of Jefferson County, Kentucky; thence with said tract, South 58 degrees 35 minutes 31 seconds West 622.41 feet to a set iron pin with cap stamped Murray #3064 in the West right of way line of Breckenridge Lane; thence with said right of way, North 38 degrees 20 minutes 11 seconds West 111.00 feet to a set iron pin with cap stamped Murray #3064; thence North 29 degrees 10 minutes 46 seconds West 376.38 feet to a set iron pin with cap stamped Murray #3064 in the South line of a tract conveyed to Tri-City Oldsmobile, of record in Deed Book 6711, Page 435, in the Office aforesaid; thence with said tract, North 62 degrees 54 minutes 49 seconds East 84.49 feet to an existing PK nail; thence North 27 degrees 05 minutes 11 seconds West 205.00 feet to a set iron pin with cap stamped Murray #3064 in the South right of way line

B-6 52849361.2 of Dutchmans Lane; thence with said right of way, North 60 degrees 51 minutes 00 seconds East 602.36 feet to an existing 1 inch pipe in the West line of a 50 foot sewer and drainage easement, known as Weicher Creek, of record in Plat and Subdivision Book 27, Page 49, in the Office aforesaid; thence with said line, South 29 degrees 07 minutes 39 seconds East 663.26 feet to the point of beginning, containing 9.50 acres. TRACT 2: BEGINNING at the Northwest corner at a set iron pin with cap stamped Murray #3604 of a tract conveyed to Dishman Development, Inc. of record in Deed Book 4357, Page 305, in the Office of the Clerk of Jefferson County, Kentucky, in the South line of Dutchmans Lane; thence with said tract, South 27 degrees 05 minutes 11 seconds East 205.00 feet to an existing PK nail; thence South 62 degrees 54 minutes 49 seconds West 85.89 feet to an existing 1 inch pipe in the West right of way line of Breckenridge Lane; thence with said right of way, North 27 degrees 05 minutes 11 seconds West 183.51 feet to an existing right of way monument; thence North 31 degrees 22 minutes 48 seconds East 37.37 feet to an existing right of way monument in the aforementioned Dutchmans Lane right of way; thence with said right of way North 60 degrees 51 minutes 00 seconds East 54.08 feet to the point of beginning, containing .394 acre. St. Mary Caritas Medical I Commencing at the Point of Beginning described as Tract 2 in the conveyance to CHI Kentucky, Inc., a Kentucky nonprofit corporation, by virtue of deed dated October 31, 2005, recorded November 10, 2005 in Deed Book 8731, Page 375 of the Jefferson County, Kentucky Clerk's Office; thence South 30° 30' 19" West 389.75 feet to the Point of Beginning; thence South 07° 59' 12" West 17.00 feet; thence South 82° 00' 48" East 18.10 feet; thence North 07° 19' 50" East 9.90 feet; thence South 82° 40' 18" East 12.10 feet; thence South 08° 00' 50" West 9.90 feet; thence South 82° 48' 28" East 9.90 feet; thence South 07° 28' 19" West 52.30 feet; thence North 83° 04' 45" West 11.30 feet; thence South 07° 37' 11" West 167.40 feet; thence North 82° 11' 42" West 84.90 feet; thence North 07° 51' 50" East 236.50 feet; thence South 82° 10' 22" East 32.70 feet to the Point of Beginning, containing 18613 square feet or 0.427 acres. St. Mary Caritas Medical II Commencing at the Point of Beginning of the parcel described as Tract 2 as shown on the Minor Subdivision Plat dated September 7, 1983, and approved by the Louisville and Jefferson County Planning Commission on September 14, 1983, Docket No. 206-83, attached to the Loan Agreement and Mortgage dated August 1, 1983, and recorded in Mortgage Book 2123, Page 876, in the Office of the Clerk of Jefferson County, Kentucky; thence South 14° 20' 28" West 172.30 feet to the Point of Beginning; thence South 07° 37' 58" West 100.00 feet; thence North 82° 22' 02" West 120.00 feet; thence North 07° 37' 58" East 100.00 feet; thence South 82° 22' 02" East 120.00 feet to the Point of Beginning, containing 12000 square feet or 0.276 acres. St. Mary Caritas Medical III Commencing at the Point of Beginning of Tract 2 as described in the conveyance to CHI Kentucky, Inc., a Kentucky nonprofit corporation, by virtue of deed dated October 31, 2005, recorded November 10, 2005 in Deed Book 8731, Page 375 of the Jefferson County, Kentucky

B-7 52849361.2 Clerk's Office; thence South 07 degrees 36 minutes 49 seconds West 303.03 feet to a point; thence along a curve to the left having a radius of 224.48 feet, a central angle of 56 degrees 06 minutes 32 seconds, and a distance of 219.83 feet to a point; thence South 48 degrees 29 minutes 43 seconds East 37.61 feet to a point; thence South 22 degrees 05 minutes 07 seconds West 172.74 feet to a point; thence North 75 degrees 24 minutes 53 seconds West 418.90 feet to a point; thence North 14 degrees 34 minutes 50 seconds East 631.70 feet to a point; thence South 82 degrees 19 minutes 21 seconds East 251.83 feet to the Point of Beginning, containing 214,145 square feet or 4.916 acres. Jewish Medical Center South Commencing at the Point of Beginning described as Parcel II in the conveyance to Jewish Hospital & St. Mary's HealthCare, Inc., a Kentucky non-profit corporation by virtue of deed dated January 1, 2012 and recorded January 12, 2012 at Deed Book 794, Page 49 of the Bullitt County, Kentucky Clerk's Office; thence with the West Right-of-Way line of Kentucky Highway 1450, South 23° 41' 36" West 135.93 feet; thence South 06° 58' 02" East 69.75 feet; thence South 24° 31' 07" West 141.35 feet; thence South 24° 30' 54" West 534.00 feet; thence leaving said Right-of-Way North 67° 36' 12" West 427.32 feet; thence South 22° 23' 48" West 72.00 feet; thence North 67° 36' 12" West 78.00 feet; thence North 22° 23' 48" East 60.00 feet; thence North 67° 36' 12" West 117.09 feet to a point in the East Right-of-Way of Interstate 65; thence Northerly along said Right-of-Way for 2 courses: North 10° 24' 17" East 289.10 feet and North 19° 37' 18" East 574.79 feet to the South Right-of-Way of John Harper Parkway; thence North 77° 25' 55" East 225.01 feet; thence North 89° 03' 18" East 263.20 feet; thence along a curve South 73° 10' 55" East 8.88 feet; thence leaving said Right-of-Way, South 24° 09' 58" West 198.76 feet; thence South 65° 46' 50" East 275.53 feet to the Point of Beginning, containing 642,740 square feet or 14.755 acres. EXCEPTING from said parcel, that parcel described as being conveyed to Ross Sinclaire Real Estate Trust, LLC by Deed dated June 28, 2005, of record in Deed Book 643, Page 799, in the office aforesaid. St. Vincent West MOB PART OF THE SW-1/4 OF SECTION 36, T-2-N, R-14-W, LITTLE ROCK, PULASKI COUNTY, ARKANSAS, INCLUDING PART OF TRACT 10, UNIT 1, INDEPENDENCE FARMS, PULASKI COUNTY, ARKANSAS MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHWEST CORNER OF LOT B, TRACT 13, CHENAL VALLEY GMAC CENTER, AN ADDITION TO THE CITY OF LITTLE ROCK, ARKANSAS, SAID CORNER LYING ON THE SOUTH RIGHT-OF-WAY LINE OF LA GRANDE DRIVE; THENCE SOUTH 72 DEGREES 11 MINUTES 39 SECONDS WEST ALONG SAID SOUTH RIGHT-OF-WAY LINE 209.34 FEET TO THE POINT OF, BEGINNING; THENCE SOUTH 02 DEGREES 57 MINUTES 22 SECONDS WEST DEPARTING SAID RIGHT-OF-WAY 518.52 FEET; THENCE NORTH 87 DEGREES 03 MINUTES 34 SECONDS WEST 364.94 FEET; THENCE NORTH 01 DEGREES 22 MINUTES 21 SECONDS EAST 529.22 FEET TO SAID RIGHT-OF-WAY; THENCE ALONG A 430.00 FOOT RADIUS CURVE TO THE LEFT ALONG SAID RIGHT-OF-WAY 362.92 FEET, SAID CURVE HAVING A CHORD BEARING OF SOUTH 83 DEGREES 37

B-8 52849361.2 MINUTES 37 SECONDS EAST AND A CHORD DIMENSION OF 352.24 FEET; THENCE NORTH 72 DEGREES 11 MINUTES 39 SECONDS EAST ALONG SAID RIGHT-OF-WAY 29.89 FEET TO THE POINT OF BEGINNING CONTAINING 183,840 SQUARE FEET OR 4.2204 ACRES MORE OR LESS. Missionary Ridge MOB (f/k/a Memorial East) A ground lease situated in the City of Chattanooga, County of Hamilton, State of Tennessee and being a part Lots Three (3), Four (4), and Five (5), and the North seventy-five (75) feet of Lot Seven (7), Block Thirty-nine (39), Glenwood, as shown by Plat recorded in Plat Book 7, Page 10, of the Register’s Office of Hamilton County, Tennessee, and a part of Tract One as described in deed to Memorial Health Care System, Inc. recorded in Deed Book 3154, Page 601,described as follows: COMMENCING at a one-inch iron pipe found at the most westerly corner of said Lot 3 as shown on Plat Book 7, Page 10, and the easterly right-of-way of Glenwood Drive (a 60-foot wide public right-of-way); Thence South 65°50'45" East, along the northeasterly line of land described in deed to Greek Orthodox Church in Book 1248, Page 596, a distance of 138.92 feet; Thence North 24°09'15" East, a distance of 9.30 feet to the most westerly corner of the five-story brick building and three-story parking deck with a mailing address of 721 Glenwood Drive and the POINT OF BEGINNING of the ground lease being described: THENCE the following eight (8) courses and distances along the exterior of said building at 721 Glenwood Drive: 1) North 24°05'32" East, a distance of 59.71 feet; 2) North 69°15'50" East, a distance of 24.65 feet; 3) South 65°27'54" East, a distance of 13.38 feet; 4) North 69°22'12" East, a distance of 85.24 feet; 5) North 24°15'51" East, a distance of 44.71 feet; 6) South 65°40'12" East, a distance of 184.19 feet; 7) South 24°17'27" West, a distance of 182.02 feet; 8) North 65°40'45" West, a distance of 275.13 feet the POINT OF BEGINNING and containing 0.9692 acres or 42,216 square feet of land, more or less, but subject to all legal highways and easement of record as determined by a survey performed by Clifford McGill, Tennessee Registered Land Surveyor No. RLS 2699, for and on behalf of Azimuth Land Surveying in January of 2016.

B-9 52849361.2 Woodlands Medical Arts Center A PARCEL OF LAND CONTAINING 0.5146 ACRES OR 22,417.3 SQUARE FEET (BUILDING FOOTPRINT) MORE OR LESS BEING OUT OF RESTRICTED RESERVE "A", THE WOODLANDS COLLEGE PARK, SECTION 2, AS RECORDED IN CABINET 0, SHEET 190-191 MAP RECORDS, MONTGOMERY COUNTY TEXAS, AND BEING OUT OF THAT CERTAIN 23.8135 ACRE TRACT, THE WOODLANDS COLLEGE PARK, CONVEYED FROM THE WOODLANDS LAND DEVELOPMENT COMPANY, L. P. TO ST. LUKE'S HEALTH NETWORK, AS RECORDED IN FILE NO. 9898900, OFFICIAL PUBLIC RECORDS OF REAL PROPERTY, MONTGOMERY COUNTY, TEXAS, SAID 3.4774 ACRE TRACT BEING SITUATED IN THE GEORGE TAYLOR SURVEY, ABSTRACT NO. 555, IN MONTGOMERY COUNTY, TEXAS, AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS: COMMENCING AT A FOUND IRON ROD WITH CAP FOR THE SOUTHEAST CORNER OF THAT CERTAIN 21.5450 ACRE PORTION OF STATE HIGHWAY NO. 242, AS RECORDED IN FILE NO. 9244676, OFFICIAL PUBLIC RECORDS OF REAL PROPERTY, MONTGOMERY COUNTY, TEXAS, SAME BEING IN THE SOUTH LINE OF SAID STATE HIGHWAY NO. 242, NEEDHAM ROAD, (RIGHT-OF-WAY VARIES), FOR AN ANGLE POINT IN THE NORTH LINE OF SAID UNRESTRICTED RESERVE "A", SAME BEING AN ANGLE POINT IN THE NORTH LINE OF THE SAID 23.8135 ACRE TRACT; HAVING A 1927 TEXAS STATE PLANE COORDINATE, SOUTH CENTRAL ZONE, VALUE X = 3,118,537.09, Y = 879,893.50; THENCE, WITH THE SAID SOUTH LINE OF STATE HIGHWAY NO. 242, SAME BEING THE SAID NORTH LINE OF RESTRICTED RESERVE "A", AND THE SAID NORTH LINE OF THE 23.815 ACRE TRACT, THE FOLLOWING (2) TWO COURSES AND DISTANCES: 1.) A DISTANCE OF 478.61 FEET ALONG THE ARC OF A CURVE TO THE RIGHT HAVING A RADIUS OF 17,308.45 FEET, A CENTRAL ANGLE OF 01° 35' 04" AND A CHORD WHICH BEARS, S 85° 17' 29" W, A DISTANCE OF 478.59 FEET TO A POINT (NON-TANGENT) AND 2.) S 88° 12' 52" W, A DISTANCE OF 102.36 FEET TO A FOUND 5/8 INCH IRON ROD WITH CAP, FOR THE MOST NORTHERLY NORTHEAST CORNER OF OVERTURE OAKS DRIVE, 80 FOOT RIGHT-OF-WAY, AND THE MOST NORTHERLY NORTHEAST CORNER OF RESTRICTED RESERVE "A", THE WOODLANDS COLLEGE PARK, SECTION 5, AS RECORDED IN CABINET S, SHEETS 160-163, MAP RECORDS, MONTGOMERY COUNTY, TEXAS, SAME BEING THE NORTHWEST CORNER OF SAID RESTRICTED RESERVE "A", SECTION 2, AND THE NORTHWEST CORNER OF THE SAID 23.8135 ACRE TRACT; THENCE, S 03° 04' 30" E, WITH THE EAST LINE OF SAID OVERTURE OAKS DRIVE AND THE EAST LINE OF SAID RESTRICTED RESERVE "A", SECTION 5, SAME BEING THE WEST LINE OF SAID RESTRICTED RESERVE "A", SECTION 2, AND THE WEST LINE OF THE SAID 23.8135 ACRE TRACT, A DISTANCE OF 404.72 FEET TO A POINT,

B-10 52849361.2 THENCE, CROSSING A PORTION OF SAID RESTRICTED RESERVE "A", SECTION 2, AND A PORTION OF THE SAID 23.8135 ACRE TRACT, THE FOLLOWING (2) TWO COURSES AND DISTANCES: 1.) A DISTANCE OF 7.38 FEET ALONG THE ARC OF A CURVE TO THE LEFT, HAVING A RADIUS OF 24.50 FEET, A CENTRAL ANGLE OF 17° 15' 10", AND A CHORD WHICH BEARS S 89° 55' 32" E, A DISTANCE OF 7.35 FEET TO A POINT, AND 2.) N 79° 15' 20" E, A DISTANCE OF 38.98 FEET TO A SET 5/8 INCH IRON ROD; 3.) N 79° 03' 35" E, A DISTANCE OF 352.63 FEET TO BUILDING CORNER BEING THE POINT OF BEGINNING; THENCE ALONG THE FOOTPRINT OF THE BUILDING THE FOLLOWING BEARINGS AND DISTANCES: 1.) N 41° 11' 42" E, A DISTANCE OF 19.93 FEET TO THE BUILDING CORNER; 2.) N 48° 48' 18" W, A DISTANCE OF 15.33 FEET TO THE BUILDING CORNER; 3.) N 41° 11' 42" E, A DISTANCE OF 47.07 FEET TO THE BUILDING CORNER; 4.) S 48° 20' 58" E, A DISTANCE OF 96.52 FEET TO THE BUILDING CORNER; 5.) N 41° 39' 02" E, A DISTANCE OF 30.65 FEET TO THE BUILDING CORNER; 6.) S 48° 20' 58" E, A DISTANCE OF 180.45 FEET TO THE BUILDING CORNER; 7.) S 41° 39' 02" W, A DISTANCE OF 91.46 FEET TO THE BUILDING CORNER; 8.) N 48° 20' 58" W, A DISTANCE OF 180.45 FEET TO THE BUILDING CORNER; 9.) N 41° 39' 02" E, A DISTANCE OF 14.50 FEET TO THE BUILDING CORNER; 10.) N 48° 48' 18" W, A DISTANCE OF 9.71 FEET TO THE BUILDING CORNER; 11.) S 41° 11' 42" E, A DISTANCE OF 19.93 FEET TO THE BUILDING CORNER; 12.) N 48° 48' 18" W, A DISTANCE OF 71.11 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.5146 ACRES OR 22,417.3 SQUARE FEET, MORE OR LESS. Cardwell Professional Building A parcel of land containing 0.3452 acres or 15,007.7 square feet (building footprint) more or less being a portion of Lot No. One (1), Block No. One (1) of Field of Dreams Revised, an addition to the City of Lufkin, Texas as shown on the official map or plat of record in Cabinet E, Slide 118-B of the Map and Plat Records of Angelina County, Texas, and being more particularly described by metes and bounds as follows:

B-11 52849361.2 COMMENCING at a 1/2" iron rod found at the Northeast corner of Lot No. One (1), Block No. One (1) of Field of Dreams Revised, said point being in the intersection of the Southerly right- of-way line of State Highway 94 a.k.a Frank Avenue (100' Public Right-of-Way) and Bynum Street (50' Public Right-of-Way); THENCE, S 66°18'45" W with the Southerly right-of-way of said State Highway 94 and the Northerly line of said Lot No. One (1), a distance of 771.92'; THENCE, S 23°41'15"E departing said Southerly right-of-way line and said Northerly line of Lot No. One (1), a distance of 223.62' to a Building Corner being the POINT OF BEGINNING; Thence along the footprint of the building the following bearings and distances: 1.) S 67° 04' 47" W, a distance of 142.46 feet to the Building Corner; 2.) S 04° 17' 36" E, a distance of 14.89 feet to the Building Corner; 3.) S 86° 15' 28" W, a distance of 6.44 feet to the Building Corner; 4.) S 04° 17' 36" W, a distance of 22.00 feet to the Building Corner; 5.) N 86° 15' 28" E, a distance of 6.44 feet to the Building Corner; 6.) S 04° 17' 36" E, a distance of 6.20 feet to the Building Corner; 7.) S 67° 04' 47" W, a distance of 7.13 feet to the Building Corner; 8.) S 23° 05' 28" E, a distance of 10.60 feet to the Building Corner; 9.) N 67° 04' 47" E, a distance of 3.30 feet to the Building Corner; 10.) S 04° 17' 36" E, a distance of 6.10 feet to the Building Corner; 11.) S 86° 15' 28" W, a distance of 6.50 feet to the Building Corner; 12.) S 04° 17' 36" W, a distance of 37.88 feet to the Building Corner; 13.) N 67° 04' 47" E, a distance of 180.48 feet to the Building Corner; 14.) N 23° 05' 28" W, a distance of 41.30 feet to the Building Corner; 15.) N 67° 04' 47" E, a distance of 8.31 feet to the Building Corner; 16.) S 23° 05' 28" E, a distance of 3.00 feet to the Building Corner; 17.) N 67° 04' 47" E, a distance of 1.29 feet to the Building Corner; 18.) N 23° 05' 28" W, a distance of 26.00 feet to the Building Corner;

B-12 52849361.2 19.) S 67° 04' 47" W, a distance of 9.60 feet to the Building Corner; 20.) N 23° 05' 28" W, a distance of 26.68 feet to the POINT OF BEGINNING and containing 0.3452 acres or 15,007.7 square feet, more or less. Medical Arts Pavilion A parcel of land containing 0.4965 acres or 21,626 square feet (building footprint) more or less being a portion of Lot No. One (1), Block No. One (1) of Field of Dreams Revised, an addition to the City of Lufkin, Texas as shown on the official map or plat of record in Cabinet E, Slide 118-B of the Map and Plat Records of Angelina County, Texas, and being more particularly described by metes and bounds as follows: COMMENCING at a 1/2" iron rod found at the Northeast corner of Lot No. One (1), Block No. One (1) of Field of Dreams Revised, said point being in the intersection of the Southerly right- of-way line of State Highway 94 a.k.a Frank Avenue (100' Public Right-of-Way) and Bynum Street (50' Public Right-of-Way); THENCE, S 66°18'45" W with the Southerly right-of-way of said State Highway 94 and the Northerly line of said Lot No. One (1), a distance of 742.27'; THENCE, S 23°41'15"E departing said Southerly right-of-way line and said Northerly line of Lot No. One (1), a distance of 213.96' to a Building Corner being the POINT OF BEGINNING; Thence along the footprint of the building the following bearings and distances: 1.) S 22° 42' 09" E, a distance of 98.00 feet to the Building Corner; 2.) N 67° 17' 51" E, a distance of 214.00 feet to the Building Corner; 3.) N 22° 42' 09" W, a distance of 104.00 feet to the Building Corner; 4.) S 67° 17' 51" W, a distance of 74.00 feet to the Building Corner; 5.) S 22° 42' 09" E, a distance of 3.00 feet to the Building Corner; 6.) S 67° 17' 51" W, a distance of 70.00 feet to the Building Corner; 7.) S 22° 42' 09" E, a distance of 3.00 feet to the Building Corner; 8.) S 67° 17' 51" W, a distance of 70.00 feet to the POINT OF BEGINNING and containing 0.4965 acres or 21,626 square feet, more or less. Memorial Outpatient Therapy Center [LEGAL DESCRIPTION BEING REVISED BY SURVEYOR]

B-13 52849361.2 Peak One ASC A TRACT OF LAND BEING A PORTION OF GOVERNMENT LOT 18 AND A PORTION OF SUMMIT COUNTY LIBRARY AND SERVICE CENTER PLANNED UNIT DEVELOPMENT, LOCATED IN THE SOUTHWEST ONE-QUARTER OF SECTLON 36, TOWNSHIP 5 SOUTH, RANGE 78 WEST OF THE SIXTH PRINCIPAL MERIDIAN, SUMMIT COUNTY, COLORADO, AND DESCRIBED AS FOLLOWS: COMMENCING AT THE CENTER QUARTER CORNER OF SAID SECTION 36, A B.L.M. BRASS CAP, FROM WHENCE ANGLE POINT NO. 15 BEARS S 36°23'34" W A DISTANCE OF 1738.59 FEET; THENCE S 43°30'24" W A DISTANCE OF 1674.04 FEET TO THE POINT OF BEGINNING; THENCE S 58°41'53" W A DISTANCE OF 60.77 FEET; THENCE S 34°56'08" E A DISTANCE OF 91.94 FEET; THENCE S 56°55'22" W A DISTANCE OF 105.21 FEET; THENCE S 33°04'38" E A DISTANCE OF 36.00 FEET; THENCE S 56°55'22" W A DISTANCE OF 100.40 FEET; THENCE N 33°04'38" W A DISTANCE OF 34.90 FEET; THENCE S 56°55'22" W A DISTANCE OF 266.45 FEET; THENCE N 33°04'38" W A DISTANCE OF 118.85 FEET; THENCE N 56°55'22" E A DISTANCE OF 43.00 FEET; THENCE N 33°04'38" W A DISTANCE OF 115.00 FEET; THENCE N 56°55'22" E A DISTANCE OF 131.35 FEET; THENCE S 33°04'38" E A DISTANCE OF 51.63 FEET; THENCE N 62°30'16" E A DISTANCE OF 18.94 FEET; THENCE S 27°29'44" E A DISTANCE OF 9.85 FEET; THENCE N 62°30'16" E A DISTANCE OF 147.10 FEET; THENCE S 27°29'44" E A DISTANCE OF 26.61 FEET; THENCE N 58°28'06" E A DISTANCE OF 136.30 FEET; THENCE S 31°31'54" E A DISTANCE OF 12.55 FEET;

B-14 52849361.2 THENCE N 58°28'06" E A DISTANCE OF 58.26 FEET; THENCE S 31°59'59" E A DISTANCE OF 20.89 FEET TO THE POINT OF BEGINNING. SAID PARCEL CONTAINS 84,490.7 SQUARE FEET OR 1.9396 ACRES± A TRACT OF LAND BEING A PORTION OF GOVERNMENT LOT 18 AND A PORTION OF SUMMIT COUNTY LIBRARY AND SERVICE CENTER PLANNED UNIT DEVELOPMENT, LOCATED IN THE SOUTHWEST ONE-QUARTER OF SECTLON 36, TOWNSHIP 5 SOUTH, RANGE 78 WEST OF THE SIXTH PRINCIPAL MERIDIAN, SUMMIT COUNTY, COLORADO, AND DESCRIBED AS FOLLOWS: COMMENCING AT THE CENTER QUARTER CORNER OF SAID SECTION 36, A B.L.M. BRASS CAP, FROM WHENCE ANGLE POINT NO. 15 BEARS S 36°23'34" W A DISTANCE OF 1738.59 FEET; THENCE S 51°48'39" W A DISTANCE OF 2317.49 FEET TO THE POINT OF BEGINNING; THENCE S 33°14'37" E A DISTANCE OF 53.42 FEET; THENCE S 56°45'23" W A DISTANCE OF 11.14 FEET; THENCE S 33°14'37" E A DISTANCE OF 15.73 FEET; THENCE S 56°45'23" W A DISTANCE OF 42.14 FEET; THENCE N 33°14'37" W A DISTANCE OF 16.04 FEET; THENCE S 56°45'23" W A DISTANCE OF 20.14 FEET; THENCE N 33°14'37" W A DISTANCE OF 53.10 FEET; THENCE N 56°45'23" E A DISTANCE OF 73.43 FEET TO THE POINT OF BEGINNING; SAID PARCEL CONTAINS 4,578.8 SQUARE FEET OR 0.1051 ACRES± Great Plains Rehab Center [LEGAL DESCRIPTION BEING REVISED BY SURVEYOR] St. Alexius – Tech & Ed Building All that part of Block 14 and Vacated Thirteenth Street of Sturgis Addition to the City of Bismarck, North Dakota and that part of Tract 2 of Bismarck Development Association-Soo Line Properties, Bismarck, North Dakota that is parallel with and 5.00 foot offset from the existing building footprint, more particularly described as follows: Commencing at the Southwest corner of said Tract 2; thence South 88° 53' 07" East, along the southerly line of said Tract 2, a distance of 79.91 feet; thence North 01° 06' 53" East, a distance

B-15 52849361.2 of 84.86 feet to a point 5.00 foot offset, as measure parallel with and perpendicular to the southwest corner of the existing building footprint, said point being the Point of Beginning; thence North 01°00'45" East, along said offset, a distance of 204.72 feet; thence South 88° 59' 15" East, continuing along said offset, a distance of 156.55 feet; thence South 01° 00' 45" West, continuing along said offset, a distance of 132.70 feet; thence North 88° 59' 15" West, continuing along said offset, a distance of 71.67 feet; thence South 01° 00' 45" West, continuing along said offset, a distance of 72.02 feet; thence North 88° 59' 15" West, continuing along said offset, a distance of 84.88 feet to the Point of Beginning. St. Alexius- Orthopaedic Center of Excellence Building All of Block 96, Original Plat to the City of Bismarck, Burleigh County, North Dakota together with part of vacated 8th Street adjacent thereto. St. Alexius Medical Arts Plaza Lots 1 and 2, LESS the W 10’ thereof, Block 130, Original Plat to the City of Bismarck, Burleigh County, North Dakota; Lots 3-14, Block 130, Original Plat to the City of Bismarck, Burleigh County, North Dakota; Lots 15 and 16, LESS the E 10’ thereof, Block 130, Original Plat to the City of Bismarck, Burleigh County, North Dakota; East 75 Feet of Lot 1, Block 28, Northern Pacific Second Addition to the City of Bismarck, Burleigh County, North Dakota; West 75 Feet of Lot 1, LESS the West 8’ thereof, Block 28, Northern Pacific Second Addition to the City of Bismarck, Burleigh County, North Dakota; Lot 2, LESS the W 10’ thereof, Block 28, Northern Pacific Second Addition to the City of Bismarck, Burleigh County, North Dakota. Minot Medical Plaza ALL THAT PART OF LOT 2, NORTHERN STATES DEVELOPMENT FOURTH ADDITION, SECTION 10, TOWNSHIP 155 NORTH, RANGE 83 WEST OF THE FIFTH PRINCIPAL MERIDIAN TO THE CITY OF MINOT, WARD COUNTY, NORTH DAKOTA, BEING A REPLAT OF LOT 4 OF NORTHERN STATES DEVELOPMENT ADDITION THAT IS PARALLEL WITH AND ON A 5 FOOT OFFSET FROM THE FACE OF THE OUTSIDE WALL OF A PROPOSED BUILDING FOOT PRINT, MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHEAST CORNER OF SAID LOT 2; THENCE NORTH 00 DEGREES 47 MINUTES 22 SECONDS EAST, ALONG THE WEST BOUNDARY OF SAID LOT 2, A DISTANCE OF 357.04 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST, A DISTANCE OF 121.68 FEET TO A POINT ON A LINE THAT IS PARALLEL WITH AND ON A 5 FOOT OFFSET FROM THE FACE OF THE OUTSIDE

B-16 52849361.2 WALL OF SAID PROPOSED BUILDING FOOT PRINT, SAID POINT BEING THE POINT OF BEGINNING; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, ALONG SAID OFFSET, A DISTANCE OF 50.12 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST, CONTINUING ALONG SAID OFFSET, A DISTANCE OF 2.06 FEET; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, CONTINUING ALONG SAID OFFSET, A DISTANCE OF 46.04 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST, CONTINUING ALONG SAID OFFSET, A DISTANCE OF 2.06 FEET; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, CONTINUING ALONG SAID OFFSET, A DISTANCE OF 34.12 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST, CONTINUING ALONG SAID OFFSET, A DISTANCE OF 94.12 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, CONTINUING ALONG SAID OFFSET, A DISTANCE OF 2.06 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST, CONTINUING ALONG SAID OFFSET, A DISTANCE OF 128.71 FEET; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, CONTINUING ALONG SAID OFFSET, A DISTANCE OF 2.06 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST, CONTINUING ALONG SAID OFFSET, A DISTANCE OF 70.12 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, CONTINUING ALONG SAID OFFSET, A DISTANCE OF 34.12 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST, CONTINUING ALONG SAID OFFSET, A DISTANCE OF 2.06 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, CONTINUING ALONG SAID OFFSET, A DISTANCE OF 46.04 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST, CONTINUING ALONG SAID OFFSET, A DISTANCE OF 2.06 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, CONTINUING ALONG SAID OFFSET, A DISTANCE OF 50.12 FEET. THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST, CONTINUING ALONG SAID OFFSET, A DISTANCE OF 70.12 FEET; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, CONTINUING ALONG SAID OFFSET, A DISTANCE OF 2.06 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST, CONTINUING ALONG SAID OFFSET, A DISTANCE OF 69.27 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, CONTINUING ALONG SAID OFFSET, A DISTANCE OF 16.00 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST, CONTINUING ALONG SAID OFFSET, A DISTANCE OF 48.50 FEET; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, CONTINUING ALONG SAID OFFSET, A DISTANCE OF 16.00 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST, CONTINUING ALONG SAID OFFSET, A DISTANCE OF 34.94 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, CONTINUING ALONG SAID OFFSET, A DISTANCE OF 2.06 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST, CONTINUING ALONG SAID OFFSET, A DISTANCE OF 70.12 FEET TO THE POINT OF BEGINNING. Good Samaritan MOB An area of land being part of Lot 1, Block 1, Good Samaritan Fourth Subdivision, an addition to the City of Kearney, Buffalo County, Nebraska, and more particularly described as follows:

B-17 52849361.2 Referring to a 5/8" rebar at the Northeast Corner of Lot 1, Block 1, Good Samaritan Fourth Subdivision, and assuming the East line of said Lot 1, Block 1 as bearing S 00°24'52" E and all bearings contained herein are relative thereto; thence S 00°24'52" E and on said East line a distance of 864.71 feet; thence N 89°32'05" W a distance of 272.97 feet to the East Outside Brick Face of the Medical Office Building as constructed and surveyed on the 3rd day of March, 2016 and the ACTUAL POINT OF BEGINNING; thence continuing N 89°32'05" W a distance of 146.23 feet; thence S 00°27'55" W a distance of 7.50 feet; thence N 89°32'05" W a distance of 13.50 feet; thence N 00°27'55" E a distance of 7.50 feet; thence N 89°32'05" W a distance of 11.00 feet to the West Outside Brick Face of said Medical Office Building; thence N 00°27'55" E on said Outside Brick face and all courses following are on said Outside Brick face until otherwise described a distance of 26.00 feet; thence S 89°32'05" E a distance of 12.00 feet; thence N 00°27'55" E a distance of 38.30 feet; thence N 89°32'05" W a distance of 17.55 feet; thence N 00°27'55" E a distance of 2.60 feet; thence S 89°32'05" E a distance of 2.35 feet; thence N 00°27'55" E a distance of 12.40 feet; thence N 89°32'05" W a distance of 16.70 feet; thence N 00°27'55" E a distance of 11.50 feet; thence S 89°32'05" E a distance of 3.40 feet; thence N 00°27'55" E a distance of 100.10 feet; thence N 89°32'05" W a distance of 3.40 feet; thence N 00°27'55" E a distance of 11.50 feet; thence S 89°32'05" E a distance of 17.20 feet; thence N 00°27'55" E a distance of 11.90 feet; thence N 89°32'05" W a distance of 0.65 feet; thence N 34°40'14" W a distance of 4.11 feet; thence Northeasterly on a non-tangent curve to the Right having a central angle of 21°48'21", a radius of 131.25 feet, an arc length of 49.95 feet, and a chord bearing of N 66°24'03" E a distance of 49.65 feet; thence N 00°17'05" W a distance of 11.06 feet; thence S 89°55'19" E a distance of 29.71 feet; thence S 00°27'55" W a distance of 7.82 feet; thence S 89°28'11" E a distance of 0.94 feet; thence S 00°27'55" W a distance of 10.38 feet; thence S 89°27'57" E a distance of 26.60 feet; thence N 13°44'32" E a distance of 7.39 feet; thence Southeasterly on a non-tangent curve to the Right having a central angle of 22°07'24", a radius of 131.25 feet, an arc length of 50.68 feet, and a chord bearing of S 65°44'55" E a distance of 50.36 feet; thence S 31°32'53" W a distance of 4.02 feet; thence N 89°32'05" W a distance of 0.65 feet; thence S 00°27'55" W a distance of 12.00 feet; thence S 89°32'05" E a distance of 13.71 feet; thence S 00°27'55" W a distance of 122.90 feet; thence N 89°32'05" W a distance of 13.21 feet; thence S 00°27'55" W a distance of 12.35 feet; thence S 89°32'05" E a distance of 2.45 feet; thence S 00°27'55" W a distance of 40.70 feet; thence S 89°32'05" E a distance of 26.00 feet; thence S 00°27'55" W a distance of 26.43 feet to the Point of Beginning. Containing 37722 square feet more or less. Lakeside Two Professional Center LOT 1, LAKESIDE HILLS REPLAT 6, BEING AN ADMINISTRATIVE SUBDIVISION OF LOT 1, LAKESIDE HILLS, TOGETHER WITH LOTS 1 AND 2, LAKESIDE HILLS REPLAT 1 SUBDIVISIONS, AS SURVEYED, PLATTED AND RECORDED IN DOUGLAS COUNTY, NEBRASKA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT THE INTERSECTION OF THE EXTENDED CENTERLINE OF LAKESIDE HILLS PLAZA AND THE EAST RIGHT OF WAY LINE OF LAKESIDE HILLS

B-18 52849361.2 COURT, (SAID POINT ALSO BEING THE POINT OF CURVATURE IN THE EAST RIGHT OF WAY LINE OF LAKESIDE HILLS COURT); THENCE SOUTH 09 DEGREES 51 MINUTES 57 SECONDS EAST (BEARINGS REFERENCED TO THE FINAL PLAT OF LAKESIDE HILLS), A DISTANCE OF 81.87 FEET; THENCE ALONG A CURVE TO THE LEFT, A RADIUS OF 278.50 FEET, A CHORD BEARING SOUTH 17 DEGREES 50 MINUTES 26 SECONDS EAST, A CHORD DISTANCE OF 77.28 FEET, AN ARC LENGTH OF 77.53 FEET; THENCE SOUTH 25 DEGREES 48 MINUTES 55 SECONDS EAST, A DISTANCE OF 237.12 FEET; THENCE NORTH 64 DEGREES 11 MINUTES 05 SECONDS EAST, A DISTANCE OF 256.25 FEET TO THE POINT OF BEGINNING; THENCE NORTH 25 DEGREES 50 MINUTES 30 SECONDS WEST, A DISTANCE OF 207.65 FEET; THENCE NORTH 64 DEGREES 21 MINUTES 49 SECONDS EAST, A DISTANCE OF 50.93 FEET; THENCE NORTH 26 DEGREES 00 MINUTES 02 SECONDS WEST, A DISTANCE OF 9.22 FEET; THENCE NORTH 64 DEGREES 26 MINUTES 49 SECONDS EAST, A DISTANCE OF 26.58 FEET ;THENCE NORTH 24 DEGREES 37 MINUTES 31 SECONDS WEST, A DISTANCE OF 9.04 FEET; THENCE NORTH 64 DEGREES 08 MINUTES 30 SECONDS EAST, A DISTANCE OF 94.92 FEET; THENCE SOUTH 25 DEGREES 50 MINUTES 30 SECONDS EAST,A DISTANCE OF 11.84 FEET ;THENCE NORTH 64 DEGREES 09 MINUTES 30 SECONDS EAST, A DISTANCE OF 46.70 FEET ;THENCE SOUTH 25 DEGREES 50 MINUTES 30 SECONDS EAST, A DISTANCE OF 164.10 FEET; THENCE SOUTH 64 DEGREES 09 MINUTES 30 SECONDS WEST, A DISTANCE OF 37.10 FEET ;THENCE SOUTH 25 DEGREES 50 MINUTES 30 SECONDS EAST, A DISTANCE OF 4.30 FEET; THENCE SOUTH 64 DEGREES 09 MINUTES 30 SECONDS WEST, A DISTANCE OF 8.70 FEET; THENCE SOUTH 25 DEGREES 50 MINUTES 30 SECONDS EAST, A DISTANCE OF 36.60 FEET; THENCE SOUTH 64 DEGREES 09 MINUTES 30 SECONDS WEST, A DISTANCE OF 88.00 FEET; THENCE SOUTH 25 DEGREES 50 MINUTES 30 SECONDS EAST, A DISTANCE OF 8.90 FEET; THENCE SOUTH 64 DEGREES 14 MINUTES 12 SECONDS WEST, A DISTANCE OF 85.50 FEET TO THE POINT OF BEGINNING, CONTAINING 44,759 SQUARE FEET, OR 1.03 ACRES, MORE OR LESS. Lakeside Three Professional Center Lot 19, in Lakeside Hills, an Addition to the City of Omaha, as surveyed, platted and recorded in Douglas County, Nebraska. Lakeside Wellness Center LOT 1, LAKESIDE HILLS REPLAT 6, BEING AN ADMINISTRATIVE SUBDIVISION OF LOT 1, LAKESIDE HILLS, TOGETHER WITH LOTS 1 AND 2, LAKESIDE HILLS REPLAT 1 SUBDIVISIONS, AS SURVEYED, PLATTED AND RECORDED IN DOUGLAS COUNTY, NEBRASKA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT THE INTERSECTION OF THE EXTENDED CENTERLINE OF LAKESIDE HILLS PLAZA AND THE EAST RIGHT OF WAY LINE OF LAKESIDE HILLS COURT, (SAID POINT ALSO BEING THE POINT OF CURVATURE IN THE EAST RIGHT OF WAY LINE OF LAKESIDE HILLS COURT); THENCE SOUTH 09 DEGREES 51 MINUTES 57 SECONDS EAST (BEARINGS REFERENCED TO THE FINAL PLAT OF

B-19 52849361.2 LAKESIDE HILLS), A DISTANCE OF 81.87 FEET; THENCE ALONG A CURVE TO THE LEFT, A RADIUS OF 278.50 FEET, A CHORD BEARING SOUTH 17 DEGREES 50 MINUTES 26 SECONDS EAST, A CHORD DISTANCE OF 77.28 FEET, AN ARC LENGTH OF 77.53 FEET; THENCE SOUTH 25 DEGREES 48 MINUTES 55 SECONDS EAST, A DISTANCE OF 237.12 FEET; THENCE NORTH 64 DEGREES 11 MINUTES 05 SECONDS EAST, A DISTANCE OF 256.25 FEET TO THE POINT OF BEGINNING; THENCE NORTH 64 DEGREES 14 MINUTES 12 SECOND EAST, A DISTANCE OF 85.50 FEET; THENCE SOUTH 25 DEGREES 50 MINUTES 30 SECOND EAST, A DISTANCE OF 8.60 FEET; THENCE NORTH 64 DEGREES 09 MINUTES 30 SECONDS EAST, A DISTANCE OF 104.00 FEET; THENCE SOUTH 25 DEGREES 50 MINUTES 30 SECONDS EAST,A DISTANCE OF 111.00 FEET; THENCE NORTH 64 DEGREES 09 MINUTES 30 SECONDS EAST, A DISTANCE OF 25.40 FEET; THENCE SOUTH 25 DEGREES 50 MINUTES 30 SECONDS WEST, A DISTANCE OF 69.30 FEET; THENCE SOUTH 64 DEGREES 09 MINUTES 30 SECONDS WEST, A DISTANCE OF 156.70 FEET; THENCE SOUTH 25 DEGREES 50 MINUTES 30 SECONDS EAST, A DISTANCE OF 17.00 FEET; THENCE SOUTH 64 DEGREES 09 MINUTES 30 SECONDS WEST, A DISTANCE OF 27.60 FEET; THENCE NORTH 25 DEGREES 50 MINUTES 30 SECONDS WEST, A DISTANCE OF 17.00 FEET; THENCE SOUTH 64 DEGREES 09 MINUTES 30 SECONDS WEST, A DISTANCE OF 31.00 FEET; THENCE NORTH 25 DEGREES 50 MINUTES 30 SECONDS WEST, A DISTANCE OF 97.20 FEET; THENCE SOUTH 64 DEGREES 09 MINUTES 30 SECONDS WEST, A DISTANCE OF 11.30 FEET; THENCE NORTH 25 DEGREES 50 MINUTES 30 SECONDS WEST, A DISTANCE OF 34.30 FEET; THENCE NORTH 64 DEGREES O9 MINUTES 30 SECONDS EAST, A DISTANCE OF 11.70 FEET; THENCE NORTH 25 DEGREES 50 MINUTES 30 SECONDS WEST, A DISTANCE OF 57.52 FEET TO THE POINT OF BEGINNING, CONTAINING 37,577 SQUARE FEET, OR 0.86 ACRES, MORE OR LESS. Midlands One Professional Center A TRACT OF LAND LOCATED IN LOT 1, HUNTINGTON PARK REPLAT 5, BEING A REPLAT OF LOTS 4A1A AND 4B, HUNTINGTON PARK, A SUBDIVISION IN SARPY COUNTY, NEBRASKA. SAID TRACT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF SAID LOT 1; THENCE S87°22'29"W A DISTANCE OF 467.46 FEET; THENCE S02°37'16"E A DISTANCE OF 348.96 FEET TO THE POINT OF BEGINNING; THENCE S02°41'14"E A DISTANCE OF 189.12 FEET; THENCE S87°25'09"W A DISTANCE OF 129.07 FEET; THENCE N02°34'51"W A DISTANCE OF 188.49 FEET; THENCE N87°08'15"E A DISTANCE OF 128.73 FEET BACK TO THE POINT OF BEGINNING. SAID TRACT CONTAINING 24,337.1 SQUARE FEET MORE OR LESS. Midlands Two Professional Center A TRACT OF LAND LOCATED IN LOT 1, HUNTINGTON PARK REPLAT 5, BEING A REPLAT OF LOTS 4A1A AND 4B, HUNTINGTON PARK, A SUBDIVISION IN SARPY COUNTY, NEBRASKA.

B-20 52849361.2 SAID TRACT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT A THE NORTHEAST CORNER OF SAID LOT 1; THENCE S87°22'29"W A DISTANCE OF 72.39 FEET; THENCE S02°37'16"E A DISTANCE OF 422.41 FEET TO THE POINT OF BEGINNING; THENCE S02°36'13"E A DISTANCE OF 162.29 FEET; THENCE S87°18'01"W A DISTANCE OF 112.79 FEET; THENCE N02°41'59"W A DISTANCE OF 162.29 FEET; THENCE N87°18'01"E A DISTANCE OF 113.06 FEET BACK TO THE POINT OF BEGINNING. SAID TRACT CONTAINING 18,326.1 SQUARE FEET MORE OR LESS. St. Francis Memorial Health Center A tract of land comprising a part of Hospital Addition; part of vacated Carey Avenue ; and part of the Southwest Quarter of the Northeast Quarter (SW1/4NE1/4), all situated in Section Seventeen (17), Township Eleven (11) North, Range Nine (9) West of the 6th P.M., in Hall County, Nebraska, more particularly described as follows: Beginning at the intersection of the north line of Faidley Avenue with the West line of Darr Avenue; thence westerly along the northerly line of said Faidley Avenue , a distance of One Thousand Eight and Eighty Nine Hundredths (1008.89) feet to the southeasterly corner of Medial Park Fourth Subdivision in the City of Grand Island, Nebraska, also being the intersection of the east line of Alpha Street and the north line of Faidley Avenue; thence northerly along and upon the east line of Alpha Street, a distance of Five Hundred and Nineteen Hundredths (500.19) feet to the southwest corner of Lot Ten (10), a distance of Three Hundred Seventy Seven and Twenty Two Hundredths (377.22) feet to the southeast corner of said Lot Ten (10), also being a point on the west line of said vacated Carey Avenue, thence northerly along and upon the east line of said Lot Ten (10), also being the west line of said vacated Carey Avenue, a distance of Thirty and Eleven Hundredths (30.11) feet; thence easterly perpendicular to the west line of said vacated Carey Avenue a distance of Eighty One and Two Tenths (81.2) feet to a point of the east line of said vacated Carey Avenue, also being the northwesterly corner of Wedgewood Subdivision in the City of Grand Island, Nebraska; thence southerly along and upon the east line of said vacated Carey Avenue a distance of One Hundred Forty one and Sixty four Hundredths (141.64) feet to the southwest corner of said Wedgewood Subdivision; thence easterly along and upon the south line of said Wedgewood Subdivision, a distance of Four Hundred Eight and Twenty Five Hundredths (408.25) feet to the southeast corner of said Wedgewood Subdivision (formerly known as the southeast corner of Lot one (1), Golden Age Second Subdivision, City of Grand Island, Nebraska)l thence southeasterly along and upon the southwesterly line of Stoeger Drive, a distance of Two Hundred Eight and Twenty Four Hundredths (208.24) feet; thence southerly along the westerly line of said Darr Avenue, a distance of Two Hundred Forty Seven and Three Hundredths (247.03) feet to the place of beginning. Also known as Lot One (1), Hospital Second Subdivision, in the City of Grand Island, Hall County, Nebraska.

EXHIBIT C-1

Ground Lease

GROUND LEASE

between

___________________________,

a ___________________

and

___________________________,

a ___________________

Dated as of ______________________, 2016

C-1 - 1

52849361.2

C-1 - 2 52849361.2 GROUND LEASE THIS GROUND LEASE (“Lease”) is made and entered into as of _____ day of _________, 2016 (the “Effective Date”), by and between _________________________, a _________________ (“Landlord”) and _________________________, a _________________ (“Tenant”). RECITALS This Lease is entered into upon the basis of the following facts, understandings and intentions of the parties: A. Landlord is the fee owner of a certain parcel of real property known as the _________ Hospital Campus located in _________________, consisting of approximately ___________ acres (the “Land”) on which ________________ (the “Hospital Operator”) operates a ___ bed general acute care hospital (the “Hospital”). B. Landlord desires to lease to Tenant, and Tenant desires to lease from Landlord, approximately _____ acres of the Land (the “Ground Leased Premises”). The Ground Leased Premises is legally described in Exhibit “A” attached hereto and incorporated herein by this reference and are more particularly depicted on the site plan (the “Site Plan”) attached hereto as Exhibit “B” and incorporated by reference herein. C. Concurrently with the execution of this Lease, Landlord will transfer to Tenant all of its right, title and interest in the existing approximately ____________ square foot building and amenities, including related driveways, parking areas, exterior lighting and landscaping, which is used and operated as a __________________ (as altered, remodeled, refurbished, reconstructed and/or replaced from time to time, the “MOB”). D. The parties desire to establish the terms and conditions of the Lease to fulfill the foregoing objectives. NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the foregoing recitals are true and correct and incorporated herein by this reference, and further agree as follows: ARTICLE 1 - DEMISE OF GROUND LEASED PREMISES Section 1.1 Ground Leased Premises. Landlord, for and in consideration of the rents, covenants and conditions herein set forth, does hereby lease to Tenant, and Tenant does hereby lease from Landlord, the Ground Leased Premises, subject to the terms, conditions and provisions hereof. Landlord and Tenant agree that the Ground Leased Premises shall include those certain easements, rights, covenants and obligations relating to access, parking, shared utilities and services, and the like, as specifically described in the ancillary documents referenced in Exhibit “A-1”.

C-1 - 3 52849361.2 Section 1.2 Landlord’s Warranty of Title. Landlord hereby represents and warrants that it is the fee owner of the Ground Leased Premises, free and clear of any liens, mortgages or other encumbrances other than the “Permitted Encumbrances,” attached as Exhibit “C” and incorporated herein by reference. In the event that the Ground Leased Premises are included in a tax parcel with other properties, Landlord and Tenant shall work together as needed to separate the Ground Leased Premises into a separate tax parcel in accordance with all applicable state and local laws and ordinances. Section 1.3 Quiet Enjoyment. Landlord covenants and agrees that Tenant, upon paying the rent and other charges herein provided and observing and keeping the covenants, conditions, and terms of this Lease on Tenant’s part to be kept or performed, shall lawfully and quietly hold, occupy and enjoy the Ground Leased Premises during the “Term” and any “Extended Term” (as defined in Article 2) of this Lease without hindrance of Landlord or any person claiming by, through or under Landlord, subject only to Permitted Encumbrances. Notwithstanding the foregoing, Landlord hereby retains the right to enter upon and inspect the Ground Leased Premises and MOB for any legitimate purpose hereunder at reasonable times and upon reasonable advance notice (except in emergencies), subject to the rights of any tenants under any leases for space at the MOB. Section 1.4 Documentary Stamp Tax and Intangible Tax. Notwithstanding anything in this Lease to the contrary, in the event that at any time this Lease is determined to be a taxable instrument, or represent a taxable transaction by the State/Commonwealth of _________________ under provisions relating to documentary stamp tax, or intangible tax or similar taxes, then payment of any such tax or taxes shall be borne by Landlord. ARTICLE 2 - LEASE TERM Section 2.1 Lease Commencement. The commencement date of this Lease (“Lease Commencement Date”) shall be the Effective Date. Prior to the Lease Commencement Date, Tenant shall not have any possessory, legal or equitable right, title or interest in or to the Ground Leased Premises; however, Tenant (i) may market space in the MOB to potential tenants; (ii) may deliver a copy of this Lease to potential lenders in connection with the financing of the MOB, and (iii) shall be bound to Landlord for all of the indemnities described in this Lease. Section 2.2 Lease Term. The term of this Lease shall be for a period of ____ years commencing on the Lease Commencement Date. As used in this Lease, “Term” shall refer to the initial _________ (__) year term of this Lease. The last day of the initial ____ year Term of this Lease shall be the day immediately preceding the _____ anniversary of the Lease Commencement Date (the “Expiration Date”), unless sooner terminated or extended as herein provided. Section 2.3 Rent Commencement. Rent payments shall commence on the Lease Commencement Date (the “Rent Commencement Date”). Section 2.4 Options to Extend. Tenant may, at its option and subject to the conditions herein stated, extend the original Term of this Lease for three (3) additional periods of ten (10) years each, subject to all the provisions of this Lease, including provisions for

C-1 - 4 52849361.2 adjustments to the rent. Each additional ten year period in effect hereunder shall be referred to as an “Extended Term.” The Expiration Date, as used herein, shall be deemed extended, to the extent applicable, to the last date of each Extended Term of this Lease. Tenant’s right to exercise each option is subject to the following conditions precedent: 2.4.1. This Lease shall be in effect at the time notice of exercise is given and on the last day of the Term, or such Extended Term, as may be applicable. 2.4.2. Without limiting Tenant’s curing rights hereunder, to the extent applicable, no uncured event of default shall exist under any provision of this Lease at the time notice is given or during the period from exercise of the notice through and including the last day of the then current Term, or as of the first day of each such Extended Term. 2.4.3. Without limiting Tenant’s curing rights hereunder, each and every one of Tenant’s material representations and warranties, as provided in this Lease, shall be true and correct as of the time notice is given, during the period from exercise of the notice through and including the last day of the then current Term, and as of the first day of each such Extended Term. 2.4.4. Tenant shall give written notice to Landlord irrevocably exercising the option not later than twelve (12) months prior to expiration of the Term, and each Extended Term, as may be applicable. 2.4.5. In the event that Landlord determines that any of the foregoing conditions precedent in Sections 2.4.1 through 2.4.4 have not been met, Landlord shall notify Tenant in writing within thirty (30) days after receipt of Tenant’s notice of its exercise of the option, or as soon thereafter as reasonably possible if the event causing Tenant to fail to meet such conditions precedent occurs at some point following receipt of Tenant’s notice. If Tenant disputes such determination by Landlord, then Landlord and Tenant shall thereupon attempt, for a period not to exceed fourteen (14) days, to resolve the dispute. If they are unable to reach a resolution satisfactory to both parties, then the parties shall each select an arbitrator, and the arbitrator shall in turn select a third arbitrator, with a panel of three arbitrators to thereafter resolve the dispute. The judgment of the arbitrator shall be in writing, binding upon the parties as the final disposition of the dispute, and may be entered in any court of competent jurisdiction. The parties agree that such arbitration shall be conducted on an expedited basis, with the judgment to be delivered not later than the 30th day prior to the expiration of the Term or the Extended Term, as may be applicable. Notwithstanding anything herein to the contrary, Tenant shall have satisfied all of the conditions precedent to the Lease renewal described above prior to the commencement of the then applicable Extended Term. Landlord’s failure to notify Tenant of Tenant’s failure to meet such conditions prior to the commencement of the then applicable Extended Term shall be deemed Landlord’s acceptance of the renewal option exercised by Tenant. Section 2.5 Reversion. At the Expiration Date or sooner termination of this Lease, whether by default, eviction, or otherwise, and except in the instance of a new ground lease issued to a Recognized Mortgagee in accordance with Section 6.3 hereof, the MOB, Ground Leased Premises and all other improvements upon the Ground Leased Premises shall, without compensation to Tenant or any other party, then become the sole property of Landlord or

C-1 - 5 52849361.2 Landlord’s designee subject to any leases then in effect, free and clear of all claims to or against them by Tenant or any third person, and all liens, security interests, and encumbrances, other than the Permitted Encumbrances, and any other encumbrances or liens expressly joined in or consented to by Landlord, and Tenant shall defend and indemnify Landlord against all liability and loss, including but not limited to reasonable attorneys’ fees and costs through litigation and all appeals, arising from such claims, liens, security interests and encumbrances and from Landlord’s exercise of the rights conferred by this section, unless such claims arise in whole or in part from the negligence or willful misconduct of Landlord, its agents, contractors, or employees. All alterations, improvements, additions and utility installations (whether or not such utility installation constitutes trade fixtures of Tenant) which may be made on the Ground Leased Premises, shall be the property of Landlord and shall remain upon and be surrendered with the Ground Leased Premises at the Expiration Date or sooner termination of this Lease. Notwithstanding the provisions of this paragraph, the machinery and equipment of Tenant or any tenant of the MOB, other than that which is affixed to the Ground Leased Premises so that it cannot be removed without damage to the Ground Leased Premises, shall remain the property of Tenant or such tenant, as may be applicable, and may be removed within thirty (30) days after the expiration or termination of this Lease. ARTICLE 3 - RENT, TAXES AND UTILITIES Section 3.1 Base Annual Rent. Tenant agrees to pay Landlord, for the use and occupancy of the Ground Leased Premises, “Base Annual Rent” in the amount of _________, payable in monthly installments in advance on the Rent Commencement Date and on the first day of the month thereafter for the remainder of the Term and each Extended Term, subject to adjustment as described in Section 3.2. Simultaneously with and in addition to payment of Base Annual Rent, Tenant agrees to pay any applicable state sales tax due on the rent. There shall be no increases in the Base Annual Rent other than as set forth in this Article 3. The term “rent,” as used herein, shall mean Base Annual Rent and any additional rent due and payable hereunder. Section 3.2 Base Annual Rent Adjustments. On the second (2nd) anniversary of the Rent Commencement Date and on each anniversary thereafter, the Base Annual Rent and the Base Monthly Rent shall be adjusted to provide an increase of one percent (1%) over the immediately preceding rental amount. Section 3.3 Taxes. 3.3.1. Real and Personal Property. Subject to Section 3.3.5(a), from and after the Lease Commencement Date, Tenant shall pay or cause to be paid, without abatement, deduction, or offset, the following items: All real and personal property taxes, general and special assessments, and all other charges, assessments and taxes of every description, levied on or assessed against the Ground Leased Premises, the MOB and other improvements located on the Ground Leased Premises; personal property located on or in the Ground Leased Premises, the MOB or improvements; the leasehold estate, or any subleasehold estate, to the full extent of installments existing or newly assessed during the Term and any Extended Term (collectively, “Taxes”). Tenant shall make all such payments directly to the appropriate charging or taxing authority before delinquency and before any fine, interest, or penalty shall become due or be imposed by operation of law for their nonpayment. If, however, the law expressly permits the

C-1 - 6 52849361.2 payment of any or all of the above items in installments (whether or not interest accrues on the unpaid balance), Tenant may, at Tenant’s election, utilize the permitted installment method, but shall pay each installment with any interest before delinquency and before any fine, interest, or penalty shall become due or be imposed by operation of law for their nonpayment. All payments of taxes or assessments or both, including permitted installment payments, shall be prorated for the initial Lease year and for the year in which the Lease terminates. Tenant shall at all times defend, indemnify and hold Landlord harmless from any and all losses, costs, damages or expenses (including reasonable attorneys’ fees) arising out of Tenant’s breach of its covenants set forth in this Section 3.3.1, which indemnity shall survive the expiration or earlier termination of this Lease. 3.3.2. Calculation of Real Estate Taxes. Landlord and Tenant agree that Tenant shall be responsible for the real estate taxes attributable to the Ground Leased Premises as improved with the MOB. 3.3.3. Proof of Compliance. Tenant shall furnish to Landlord, within thirty (30) days following the date when any tax, assessment, or charge (for which Tenant is responsible hereunder) would become delinquent, receipts or other reasonably appropriate evidence establishing payment thereof. 3.3.4. Contesting Taxes. Tenant shall have the right to contest or review by legal proceedings, as permitted under applicable law, any assessed valuation, real estate tax, or assessment; provided that, unless Tenant has paid such tax or assessment under protest, Tenant shall furnish to Landlord (a) proof reasonably satisfactory to Landlord that such protest or contest may be maintained without payment under protest, and (b) a surety bond or other security reasonably satisfactory to Landlord securing the payment of such contested item or items and all interest, penalty and cost in connection therewith upon the final determination of such contest or review. Landlord shall, if it determines it is reasonable to do so, and if so requested by Tenant, join in any proceeding for contest or review of such taxes or assessments, but the entire cost of such joinder in the proceedings (including all costs, expenses, and reasonable attorneys’ fees reasonably sustained by Landlord in connection therewith) shall be borne by Tenant. Any amount already paid by Tenant and subsequently recovered as the result of such contest or review shall be for the account of Tenant. 3.3.5. Separate Tax Parcel. Landlord and Tenant acknowledge and agree that (x) the Ground Leased Premises is part of a larger portion of the Land (said portion of the Land being herein called the “Larger Tax Parcel”), which Larger Tax Parcel is currently assigned Parcel Number(s) _________ and (y) the Ground Leased Premises cannot be severed into a separate tax parcel prior to the date hereof. Landlord and Tenant agree to use commercially reasonable efforts, including the preparation of any necessary plats, to cause the Ground Leased Premises to be assessed separately from the balance of the Larger Tax Parcel for real estate tax purposes (the “Tax Severance”). Any easements granted for the benefit of the Ground Leased Premises are intended to be valued as part of the taxable parcel benefited by such easements. Landlord and Tenant each will cooperate with the Tax Severance and in connection therewith Landlord and Tenant agree to not unreasonably withhold their consent to the timely execution by each of them of any agreement, instrument or other documents which may be reasonably necessary to effect the same. Landlord may, at its option, contract with a third party to process

C-1 - 7 52849361.2 the Tax Severence. In such event, Landlord and Tenant shall each bear one-half (1/2) of the third party cost for Tax Severence, which shall be due within thirty (30) days after receipt of invoices. Landlord and Tenant further agree as follows with respect to the Tax Severance: (a) Landlord and Tenant expressly acknowledge and agree that the terms regarding Tenant’s obligation to pay Taxes set forth in this Section 3.3 shall be applicable following a Tax Severance. Unless and until the Tax Severance has occurred, Tenant shall pay to Landlord within thirty (30) days after written demand (provided that such demand shall not be made earlier than sixty (60) days before a payment becomes due and is accompanied by a true and correct copy of the applicable tax bill for the Taxes then payable) Tenant’s Share (as hereinafter defined) of all Taxes payable from and after the Lease Commencement Date for the periods occurring after the Lease Commencement Date, as reasonably estimated by Landlord. Landlord and Tenant agree that, as of the date hereof and from time to time, Tenant’s Share shall be equal to ____ (___ acres divided by ____ acres), and such Tenant’s Share shall be applied to all taxes payable by Tenant, including the taxable value of the MOB and as further described in Sections 3.3.1 and 3.3.2. Following the Lease Commencement Date unless and until the Tax Severance occurs, Landlord shall (subject to Landlord’s right to contest the amount or validity thereof by appropriate legal proceedings so long as Landlord either makes all such contested payments under protest or bond off such amounts) timely pay all Taxes due for the Larger Tax Parcel before any lien, fine, penalty, interest or other charge may be added for non-payment, provided that Tenant has paid Tenant’s Share thereof as computed above. Landlord agrees to act in good faith without intent to unfairly overburden Tenant in any estimated portion of the Taxes payable by Tenant hereunder. (b) In addition to Landlord’s covenant to pay Taxes attributable to the Larger Tax Parcel prior to the Tax Severance in accordance with the terms of Section 3.3.5(a) above and subject to Landlord’s right to contest the amount or validity thereof by appropriate legal proceedings so long as Landlord either makes all such contested payments under protest or bonds off such amounts, Landlord agrees to pay, as the same become due and payable and before any lien, fine, penalty, interest or other charge may be added for nonpayment, (i) all Taxes assessed against the Ground Leased Premises, the Land and any other real property now or hereafter owned by Landlord that is burdened by an easement for the benefit of Tenant, and (ii) any roll-back taxes, charges or similar levies assessed against the Ground Leased Premises and the Land. Landlord shall at all times defend, indemnify and hold Tenant harmless from any and all losses, costs, damages or expenses (including reasonable attorneys’ fees) arising out of Landlord’s breach of its covenants set forth in this Section which indemnity shall survive the expiration or earlier termination of this Lease. Section 3.4 Utilities. From and after the Lease Commencement Date, Tenant shall arrange and timely pay for or cause to be paid all charges for water, heat, gas electricity, cable, trash disposal, sewers and any and all other utilities used upon the Ground Leased Premises throughout the Term and any Extended Term, including, without limitation, any connection and servicing fees, permit fees, inspection fees, and fees to reserve utilities capacity, including any such charges or fees incurred prior to the Lease Commencement Date. Tenant shall make or cause all such payments to be made directly to the appropriate utility as and when due. Section 3.5 No Security Deposit. No security deposit is required hereunder.

C-1 - 8 52849361.2 Section 3.6 Triple Net Rent. All Base Annual Rent payable hereunder shall be paid as “triple net” rent without deduction or offset, except as otherwise provided in this Lease. It is the intent of the parties, except as is otherwise provided in this Lease, that Base Annual Rent provided to Landlord shall be absolutely net to Landlord, and Tenant shall pay all costs, charges, insurance premiums, Taxes, utilities, expenses and assessments of every kind and nature incurred for, against, or in connection with the Ground Leased Premises, including without limitation all assessments, both regular and special, which may be due to any property associations by virtue of recorded declarations, covenants and restrictions affecting the Ground Leased Premises, as same may be amended from time to time, accruing from and after the Lease Commencement Date, except as expressly stated herein. All such costs, charges, insurance premiums, Taxes, utilities, expenses and assessments covering the Ground Leased Premises shall be approximately prorated upon the Lease Commencement Date and upon the expiration or sooner termination of this Lease, except for any expenses such as insurance premiums which are not being assumed by or transferred for the benefit of Landlord. Section 3.7 Other Landlord Agreements. Landlord and Tenant acknowledge and agree that in connection with the transactions contemplated hereby (a) Landlord (or its Affiliates) and Tenant are entering into certain agreements, and may in the future enter into additional agreements regarding the same (collectively, the “Other Landlord Agreements”) and (b) in the event of a conflict between the terms of this Lease and the terms of any of the Other Landlord Agreements, this Lease shall govern and control. ARTICLE 4 - USE OF GROUND LEASED PREMISES Section 4.1 Primary Use. Tenant shall use or cause the use of the Ground Leased Premises for the construction and operation of the MOB and such related and incidental uses thereto as permitted hereunder and for no other uses. Section 4.2 [Intentionally Omitted]. Section 4.3 Use of Medical Office Building. 4.3.1. Prohibited Use Restrictions. The parties acknowledge that the principal purpose of this Lease is to provide licensed physician members of the active medical staff of _________________________ (the “Hospital”) with offices to be used for patients with respect to whom they are the treating professional. Subject to the provisions of Section 4.6 below, the Ground Leased Premises and any improvements thereon shall be used solely for medical offices and for the practice of medicine and any other ancillary use and for no other purposes, except as otherwise approved in writing by Landlord, in its reasonable discretion. Tenant agrees that it shall not permit the Ground Leased Premises or any improvements thereon or portion thereof to be used by Tenant or any occupant or tenant thereof (other than Landlord or its affiliate which may lease space in the MOB from time to time) for the following services without the express prior written approval of the Landlord, which approval, except as otherwise provided in this paragraph, shall be at the sole discretion of the Landlord and may be withheld for any reason, reasonable or unreasonable, or for no reason at all (the “Prohibited Uses”): (a) ambulatory surgery procedures (as defined in the list of Medicare-covered ambulatory surgery procedures) or any other surgical or other procedures that require a general anesthetic (as opposed to only a

C-1 - 9 52849361.2 local anesthetic); (b) physical therapy; (c) reference diagnostic imaging services (which include, without limitation, the following: fluoroscopy, computerized tomography (CT), radiation therapy, mammography and breast diagnostics, nuclear medicine testing, magnetic resonance imaging and positive emission tomography); (d) cardiac catheterization; and (e) laboratory services, unless Landlord acknowledges in writing that laboratory services are not available to Tenant or such occupants on a commercially reasonable basis at the Hospital or any medically- related facility in _________ owned or operated by Landlord or an affiliate; provided, however, that Landlord’s consent shall not be required for x-ray, plane film radiography and ultrasound services, and Landlord shall not otherwise unreasonably withhold approval with respect to any other services identified under subsections (a) through (e) above, with respect to tenants of the MOB or physician employees of such tenants performing x-ray, plane film radiography or ultrasound services or other services identified under subsections (a) through (e) as such services relate to their own patients where such tenants or physician employees of such tenants are the treating professionals and such services are provided incidental to any such tenants or physician employees of such tenants use of the MOB to the extent such services are customarily provided by a physician in the treatment of such physician’s patients in the ordinary and customary course of treatment within a physician office setting, provided that such services (i) may be performed under applicable law in a physician office setting, (ii) are merely ancillary and incidental to such physician’s primary medical practice and do not constitute the physician’s primary medical practice or specialty nor the predominant services rendered by such physician to such physician’s patients and (iii) such patients are not referred to such physician primarily for the purpose of obtaining such services. 4.3.2. ERD Restrictions. Landlord is an affiliate of Catholic Health Initiatives (“CHI”), a Colorado nonprofit corporation, and the MOB is associated with the Hospital. As long as (i) the Hospital or the Hospital Operator are an affiliate of CHI, or (ii) the Land is owned, operated or managed by Landlord, or an affiliate of Landlord, or CHI, or any other entity subject to Canon Law of the Roman Catholic Church, the Ground Leased Premises, or any part thereof leased hereunder (including, without limitation, the MOB), will at all times hereafter be used in a manner materially consistent with the Ethical and Religious Directives for Catholic Health Care Services, Fourth Edition, as promulgated by the United States Conference of Catholic Bishops, as amended from time to time, and as interpreted by the local bishop (the “ERDs”). The ERDs can be found at the following website: http://www.usccb.org/issues-and-action/human-life-and-dignity/healthcare/upload/Ethical- Religious-Directives-Catholic-Health-Care-Services-fifth-edition-2009.pdf. At no time during such period will any building, edifice, enclosure, structure, machinery, tools, supplies or equipment be constructed, installed, stored, repaired, attached or placed upon any part of the Ground Leased Premises that will be designed, constructed, intended to be used primarily for, or equipped primarily to carry on, any activity which is inconsistent with the ERDs. The initial determination of whether any use is inconsistent with the ERDs will be made by Landlord or CHI. If Tenant or any subtenant does not agree with such determination, Landlord and Tenant will appoint a qualified moral theologian or ethicist who will be deemed to have final authority to resolve the disputed issue, and the costs incurred to resolve such issue shall be borne by the non-prevailing party.

C-1 - 10 52849361.2 4.3.3. MOB Leases. All leases for the MOB (other than leases entered into by Landlord or its affiliate which may lease space in the MOB from time to time) shall contain the Prohibited Use restrictions set forth under Section 4.3.1 and the ERD restrictions in Section 4.3.2. In addition, all Leases with Qualified Tenants (as defined below) shall require that such tenants shall maintain their status as Qualified Tenants throughout the term of such Tenant’s lease. 4.3.4. Prohibitions Not Applicable to Landlord. The provisions of Section 4.3 of this Article 4 to the contrary notwithstanding, Landlord or an affiliated entity or purchaser of Landlord or of the Hospital shall be permitted to lease and use space in the MOB to perform any of the services or businesses set forth as items (a) through (e), inclusive, of Section 4.3.1, or any other use which is compatible with services offered by the Hospital, so long as Landlord or an affiliated entity or purchaser of the Hospital or Landlord shall operate the Hospital. 4.3.5. MOB Occupancy; Landlord’s ROFO. (a) Tenant shall use commercially reasonable efforts to lease space in the MOB to (i) individual tenants who are licensed physician members of the Hospital’s active medical staff or the active medical staff of any other medically-related facility on the Land having a medical staff which is owned or operated by Landlord or an affiliate of Landlord (“Active Medical Staff Members”), and are not nor at any time have been excluded from participation in any federally funded health care program, including Medicare and Medicaid, (ii) entities 100% owned by licensed physicians with respect to whom (A) each of the employed physicians of such tenants who provide medical services in the space occupied by such tenants of the MOB are Active Medical Staff Members, and (B) none of the employed physicians of such tenants are nor at any time have been excluded from participation in any federally funded health care program, including Medicare and Medicaid or (iii) other tenants providing medical or medically-related services who have been approved in writing by Landlord, which approval will not be unreasonably withheld, conditioned, or delayed (collectively, “Qualified Tenants”). (b) In the event that at any time during the Term space in the MOB is vacant and available for lease to a third party (the “ROFO Space”), Tenant shall so notify Landlord in writing of the availability of such space (a “ROFO Notice”) and Landlord shall have thirty (30) days from receipt of the ROFO Notice to notify Tenant in writing of Landlord’s exercise of its option to lease the ROFO Space on the terms and conditions contained in the ROFO Notice, and otherwise on commercially reasonable terms and conditions (the “Right of First Offer”). The ROFO Notice shall identify the space, base rental, date of availability, tenant improvement allowance (if any) that Tenant is willing to provide. In the event Landlord fails to deliver to Tenant its written acceptance of the Right of First Offer set forth in the ROFO Notice within thirty (30) days of its receipt thereof, Tenant, subject to all other terms of this Lease, shall be free to lease the ROFO Space to a third party, and the Right of First Offer with respect to the ROFO Space shall be null and void until the expiration or earlier termination of the resulting lease with the third party; provided, that if Landlord does not timely deliver to Tenant its written acceptance of the Right of First Offer set forth in the ROFO Notice and Tenant does not enter into a lease for the ROFO space offered to Landlord within nine (9) months after Tenant’s delivery of the ROFO Notice, then if Tenant desires later to lease the ROFO Space, Tenant shall be required to again provide Landlord with a ROFO Notice. The failure of Landlord to exercise

C-1 - 11 52849361.2 this Right of First Offer for any available ROFO Space in one instance shall not be deemed a waiver of its Right of First Offer in another instance. 4.3.6. Additional Tenant Requirements. Notwithstanding anything to the contrary set forth in the provisions of 4.3.5 of this Lease, all tenants of the MOB will be required to comply with the Prohibited Use restrictions and the ERD restrictions, except as otherwise provided for in this Lease, and no tenant of the MOB shall be a Competitor (as defined in Section 10.1) or shall be or at any time shall have been excluded from participation in any federally funded health care program, including Medicare or Medicaid. If, and to the extent that, 42 USC § 1395x(v)(1)(I) is applicable, until the expiration of four (4) years after the termination or expiration of this Lease, Tenant shall make available, upon written request by the Secretary of the Department of Health and Human Services, or upon request by the Comptroller General of the United States General Accounting Office, or any of their duly authorized representatives, a copy of this Lease and such books, documents, and records as are necessary to certify the nature and extent of the costs of the items and services provided by Tenant under this Lease. Tenant shall comply with all applicable federal, state and local laws, ordinances, rules, and regulations (“Laws”) throughout the Term of this Lease. In the event that Tenant or any Qualified Tenant, Non-qualified or any proposed tenant of the MOB is or becomes a “referring physician” or a “referral source” as to Tenant or Landlord for services paid for by Medicare or a state health care program, as the terms are defined under any federal or state health care anti-referral or anti-kickback, regulation, interpretation or opinion (“Referral Source”), then the following shall apply: (i) all lease documents and rents and charges thereunder shall be based on fair market value and the result of an arms-length transaction, and shall be amended as needed to conform to fair market value; (ii) the leased premises shall not exceed that which is reasonable and necessary for the legitimate business of such party; (iii) all rents and other charges shall be set in advance and shall not include any additional charges attributable to the proximity or convenience of Landlord as a potential referral source, (iv) all rents and other charges shall be commercially reasonable; and (v) all rents and other charges shall not take into account the volume or value of referrals or business that may otherwise be generated between the parties for which payment may be made in whole or in part under Medicare, Medicaid or other Federal health care programs. Landlord may withhold its approval of any proposed tenant, and will not be required to lease any additional space, if the use of such space by a proposed non-Qualified Tenant would result in a violation of any one or more of these requirements. Furthermore, notwithstanding anything to the contrary in this Lease, to the extent any Permitted Encumbrances limit (but do not otherwise prohibit) the purpose for which the Land or any improvements thereon may be used, Landlord may not withhold its approval and will be required to lease any such space, or allow Tenant to lease space to a Non-Qualified Tenant, if the use of such space by a proposed Non-Qualified Tenant would not limit or otherwise restrict Tenant or its affiliates from leasing space within any improvements on the Land for any purpose which is limited (but not otherwise prohibited) by the Permitted Encumbrances, but only to the extent of Tenant’s Allocable Share of Commercial Uses (as defined below). It being the express agreement that Tenant will receive its pro-rata share, based on the gross square feet of the MOB as a percentage of the gross square feet of all buildings on the Land, of all such rights to utilize the Land and the improvements

C-1 - 12 52849361.2 thereon that are limited (but not otherwise prohibited) by the Permitted Encumbrances (“Tenant’s Allocable Share of Commercial Uses”). In the event that Landlord and Tenant have not determined FMV pursuant to the provisions of Section 4.4.2 below and they are unable to agree on the fair market rental value for purposes of this Section 4.3.6, then the issue shall be submitted to an MAI appraiser in the _________________ area selected by Tenant but subject to Landlord’s reasonable approval, which shall not be unreasonably withheld, conditioned or delayed. Tenant and Landlord shall split the cost of the appraisal 50/50. Section 4.4 MOB Lease Compliance. 4.4.1 Compliance with ERDs and Use Restrictions. Each Qualified Tenant lease will provide that such tenant shall, at all times during the term of such lease, maintain its status as a Qualified Tenant, operate in a manner consistent with the ERDs and comply with the Prohibited Use restrictions. Tenant will have the right and responsibility of enforcing the terms and conditions of each tenant lease and of making all assessments necessary to make any and all payments to the Landlord or to third parties as may be required by this Lease. Tenant agrees to utilize any and all legal remedies available under the applicable tenant lease to enforce the Prohibited Use requirements, Qualified Tenant requirements (if applicable) and ERD restrictions under all leases in the MOB, including but not limited to obtaining injunctive relief to enforce said restrictions; however, Tenant shall not be required to terminate any lease for violation of any of said restrictions unless Landlord leases such space as provided for herein. Notwithstanding the foregoing, each tenant lease shall provide that (a) the Qualified Tenant requirements (if applicable), the Prohibited Use restrictions and the ERD restrictions are imposed on such tenant explicitly for the benefit of the Landlord, (b) Landlord, as a third party beneficiary, may enforce these requirements and restrictions directly against such tenant, and (c) Landlord’s rights in the event of a breach by such tenant will include the right to terminate such tenant’s lease, to seek preliminary, temporary and permanent injunctive relief and to pursue other legal and/or equitable remedies as a result of such tenant’s breach. Landlord agrees that if Tenant fails to obtain a remedy reasonably acceptable to Landlord and Landlord thereafter enforces its third party beneficiary rights and terminates any such lease due to a breach of such restrictions, then so long as Tenant, in its efforts to enforce compliance with the restrictions set forth above, has utilized any and all legal remedies available under the applicable tenant lease (other than termination of the lease), Landlord will be responsible for the rent and other charges payable under such lease for the duration of the lease term; provided, that during such period, Tenant will use commercially reasonable efforts to re-lease the leased space to a replacement tenant subject to and in accordance with the terms of this Lease. In the event that Landlord is required to enforce its third party beneficiary rights due to the Tenant’s failure to enforce compliance with the foregoing requirements and restrictions under a tenant lease and such lease does not require the tenant thereunder to reimburse Landlord for costs incurred by Landlord in connection with enforcement of such lease (or such lease does not include a prevailing party provision), then Tenant shall be required to reimburse Landlord for all reasonable costs incurred by Landlord in connection with enforcing such third party beneficiary rights, but not including the rent payments and other costs for which Landlord will be responsible in the event of the termination of such lease as described in this Section 4.4.1.

C-1 - 13 52849361.2 4.4.2 Fair Market Value. Each calendar year during the Term, no later than September 1, Tenant shall provide Landlord with a report (the “Annual Summary”) containing the following items: (a) The proposed rent, tenant improvements and similar lease terms at fair market value (“FMV”) for the geographic market location of the MOB, with respect to all anticipated new leases, and leases subject to an option to extend, for the following calendar year. The proposed FMV shall be substantiated by an independent appraisal from a qualified professional, and shall include a range for comparable space in the geographic market location and related range of comparable rental rates and tenant improvement terms. (b) A list of all leases with terms expiring in the upcoming calendar year (including expiration dates). (c) A summary of anticipated lease renewals (and terms of renewals) for the upcoming calendar year. (d) A list of vacating tenants for the upcoming calendar year. (e) A summary of current vacant spaces. (f) A summary of current marketing efforts for vacant spaces and marketing plans for the upcoming calendar year. No later than November 30 of each calendar year of the Term, representatives of Landlord, Tenant and CHI shall meet to review and come to agreement on the FMV, marketing plans and leasing strategy to be used in the upcoming year, which shall be implemented by Tenant. Section 4.5 Hazardous Materials. 4.5.1. Definitions. “Hazardous Materials” shall mean any material, substance or waste that is or has the characteristic of being hazardous, toxic, ignitable, reactive or corrosive, including, without limitation, petroleum, PCBs, asbestos, materials known to cause cancer or reproductive problems and those materials, substances and/or wastes, including infectious waste, medical waste, and potentially infectious biomedical waste, which are or later become regulated by any local governmental authority, the State of _________________ or the United States Government, including, but not limited to, substances defined as “hazardous substances,” “hazardous materials,” “toxic substances” or “hazardous wastes” in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. § 9601, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. § 1801, et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. § 6901, et seq.; all corresponding and related State/Commonwealth of _________________ and local Statutes, ordinances and regulations, including without limitation any dealing with underground storage tanks; and in any other environmental law, regulation or ordinance now existing or hereinafter enacted (collectively, “Hazardous Materials Laws”). 4.5.2. Condition of Premises at Commencement of Lease. Landlord and Tenant acknowledge and agree that a Phase I environmental audit has been performed on the Ground Leased Premises by ___________ (the “Auditor”) dated _________ (the “Phase I”), which Phase I has been addressed to, and may be relied upon by both Tenant and Landlord. Attached to this Lease as Exhibit “D” and incorporated herein by reference is a true and correct copy of the Phase I. To the best of Landlord’s knowledge, without investigation, (a) no

C-1 - 14 52849361.2 Hazardous Materials are located on, under or about the Ground Leased Premises, except as disclosed in the Phase I, (b) Landlord has not received any request for information, notice, demand letter, administrative inquiry or formal or informal complaint or claim from or by any public or private agency or entity concerning any release or discharge of any Hazardous Materials on, under, about or off of the Ground Leased Premises or any alleged violation of any Hazardous Materials Laws involving the Ground Leased Premises or any property owned by Landlord in the vicinity of the Ground Leased Premises, (c) no litigation is pending or threatened with respect to the Ground Leased Premises concerning any Hazardous Materials or any Hazardous Materials Laws, and (d) no lien has been imposed or, to the best knowledge of Landlord without investigation, threatened to be imposed against the Ground Leased Premises by any governmental agency or entity in connection with the presence of Hazardous Materials or violation of any Hazardous Materials Laws on or off the Ground Leased Premises. Tenant accepts the condition of the Ground Leased Premises as of the Commencement Date. 4.5.3. Use of Premises by Tenant; Remediation of Contamination Caused by Tenant. (a) Use. Tenant hereby agrees that Tenant and Tenant’s officers, directors, employees, representatives, agents, contractors, subcontractors, successors, assigns, Tenants, subtenants, concessionaires, invitees and any other occupants of the Ground Leased Premises (for purpose of this Section 4.5.3, referred to collectively herein as “Tenant’s Representatives”) shall not use, generate, manufacture, refine, produce, process, store or dispose of, on, under or about the Ground Leased Premises or transport to or from the Ground Leased Premises in the future for the purpose of generating, manufacturing, refining, producing, storing, handling, transferring, processing or transporting Hazardous Materials, except in compliance with all applicable Hazardous Materials Laws. Furthermore, Tenant shall, at its own expense, procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals required for the storage or use by Tenant or any of Tenant’s Representatives of Hazardous Materials on the Ground Leased Premises, including without limitation, discharge of appropriately treated materials or wastes into or through any sanitary sewer serving the Ground Leased Premises. All new leases of the MOB entered into by Tenant from and after the Lease Commencement Date will contain use restrictions and limitations conforming to the terms of this Section 4.5, in form reasonably satisfactory to Landlord. (b) Remediation. If at any time during the Term or any Extended Term any contamination of the Ground Leased Premises by Hazardous Materials shall occur where such contamination is caused by the act or omission of Tenant or Tenant’s Representatives (“Tenant Contamination”), then Tenant, at its sole cost and expense, shall promptly and diligently remove such Hazardous Materials from the Ground Leased Premises, or the groundwater underlying the Ground Leased Premises, to the extent required by applicable Hazardous Materials Laws. However, Tenant shall not take any required remedial action in response to any Tenant Contamination in, on or about the Ground Leased Premises or enter into any settlement agreement, consent decree or other compromise in respect to any claims relating to any Tenant Contamination without first notifying Landlord of Tenant’s intention to do so and affording Landlord the opportunity to appear, intervene or otherwise appropriately assert and protect Landlord’s interest with respect thereto. In addition to all other rights and remedies of

C-1 - 15 52849361.2 the Landlord hereunder, if Tenant does not promptly and diligently take all steps to prepare and obtain all necessary approvals of a remediation plan for any Tenant Contamination, and thereafter commence the required remediation of any Hazardous Materials released or discharged in connection with Tenant Contamination within thirty (30) days after all necessary approvals and consents have been obtained and thereafter continue to prosecute said remediation to completion, then Landlord, at its sole discretion, shall have the right, but not the obligation, to cause said remediation to be accomplished, and Tenant shall reimburse Landlord within fifteen (15) business days of Landlord’s written demand for reimbursement of all amounts reasonably paid by Landlord (together with interest from the date of expenditure on said amounts at the highest lawful rate until paid), when said demand is accompanied by proof of payment by Landlord of the amounts demanded. Tenant shall promptly deliver to Landlord copies of hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Materials removed from the Ground Leased Premises as part of Tenant’s remediation of any Tenant Contamination. (c) Disposition of Hazardous Materials. Except as discharged into the sanitary sewer or otherwise removed from the Ground Leased Premises in strict accordance and conformity with all applicable Hazardous Materials Laws, Tenant shall cause any and all Hazardous Materials removed from the Ground Leased Premises as part of the required remediation of Tenant Contamination to be removed and transported solely by duly licensed haulers to duly licensed facilities for final disposal of such materials and wastes. 4.5.4. Notice of Hazardous Materials Matters. Each party hereto (for purposes of this Section, “Notifying Party”) shall immediately notify the other party (the “Notice Recipient”) in writing of: (a) any enforcement, clean-up, removal or other governmental or regulatory action instituted, contemplated or threatened concerning the Ground Leased Premises or the Land, as applicable, pursuant to any Hazardous Materials Laws; (b) any claim made or threatened by any person against the Notifying Party or the Ground Leased Premises or the Land, as applicable, relating to damage contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials on or about the Ground Leased Premises or the Land, as applicable; and (c) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in or removed from the Ground Leased Premises or the Land, as applicable, including any complaints, notices, warnings or asserted violations in connection therewith, all upon receipt by the Notifying Party of actual knowledge of any of the foregoing matters. Notifying Party shall also supply to Notice Recipient as promptly as possible, and in any event within five (5) business days after Notifying Party first receives or sends the same, with copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Ground Leased Premises or the Land, as applicable, or the parties’ use thereof. 4.5.5. Indemnification by Tenant. Tenant shall indemnify, defend, protect, and hold Landlord free and harmless from and against any and all claims, actions, causes of action, liabilities, penalties, forfeitures, damages, losses or expenses (including, without limitation, reasonable attorneys’ fees and costs through litigation and all appeals) resulting from death of or injury to any person or damage to any property whatsoever, arising from or caused in whole or in part, directly or indirectly by (a) any Tenant Contamination, (b) Tenant’s failure to comply with any Hazardous Materials Laws with respect to the Ground Leased Premises, or (c) a breach of

C-1 - 16 52849361.2 any covenant, warranty or representation of Tenant under this Section 4.5. Tenant’s obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repair, clean-up or detoxification or decontamination of the Ground Leased Premises, and the preparation and implementation of any closure, remedial action or other required plans in connection therewith. For purposes of the indemnity provisions hereof, any acts or omissions of Tenant, or by employees, agents, assignees, Tenants, subtenants, contractors or subcontractors of Tenant or others acting for or on behalf of Tenant (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Tenant. The foregoing indemnification by Tenant shall survive the expiration or sooner termination of this Lease, but shall not extend to conditions not attributable to Tenant prior to the Effective Date or to conditions first arising or occurring after the Expiration Date or sooner termination date of this Lease. 4.5.6. Landlord Indemnity. Landlord shall indemnify, defend, protect and hold Tenant free and harmless from and against any and all claims, actions, causes of action, liabilities, penalties, forfeitures, damages, losses or expenses (including, without limitation, attorneys’ fees and costs through litigation and all appeals) or death or injury to any person or damage to any property whatsoever, arising from or caused in whole or in part, directly or indirectly, by the existence of Hazardous Materials on, under or about the Ground Leased Premises or the Land as of the Effective Date or caused by Landlord or its agents, employees, contractors, vendors, guests or invitees from and after the Effective Date; and this indemnity of Landlord shall survive the expiration or sooner termination of this Lease. Section 4.6 Failure to Operate Hospital. Landlord hereby agrees to continuously operate the Hospital as an acute care hospital in the manner operated as of the Effective Date. If, for any reason other than a Force Majeure Event (as defined in Section 15.5 below), Landlord does not operate the Hospital as an acute care hospital on the Land for a period of twelve (12) consecutive months (excluding any periods of reconstruction or remodeling of the Hospital or periods to repair, replace, expand or modify the Hospital, or any portion thereof) (a “Dark Period”), then the restrictions, covenants and provisions set forth in Sections 4.1, 4.3.1, 4.3.3, 4.3.5, 4.3.6, 6.4.5, 7.3, 10.1, 10.2 and 10.4 of this Lease shall terminate; provided, however, that such use restrictions shall remain effective if during the Dark Period, Landlord provides Tenant with written notice that it will reopen the Hospital as an acute care hospital and operate the Hospital in the same manner as it is operated as of the Effective Date, and Landlord thereafter uses all due diligence to prosecute the work necessary for the Hospital to reopen prior to the expiration of the Dark Period. If the restrictions, covenants and provisions set forth in Sections 4.1, 4.3.1, 4.3.3, 4.3.5, 4.3.6, 6.4.5, 7.3, 10.1, 10.2 and 10.4 of this Lease terminate as provided in this Section 4.6, the Ground Leased Premises and Improvements may be used for any lawful purpose, and Lessee may alter, modify, remove, demolish or reconstruct the improvements in its sole discretion without regard to any other restrictions set forth in this Lease or the Permitted Encumbrances.

C-1 - 17 52849361.2 ARTICLE 5 - ALTERATIONS Section 5.1 Alterations. Except for the MOB and related improvements, Tenant shall not make or allow to be made any structural alterations, additions or improvements to or of the Ground Leased Premises or any part thereof without the express prior written consent of the Landlord which consent shall not be unreasonably withheld, conditioned, or delayed. Any alterations to or remodeling of the exterior of the MOB or any common areas shall require Tenant to provide Landlord with sketches and elevations showing the proposed remodeling or renovation. Any such remodeling and/or renovation shall be subject to Landlord’s approval, which approval shall not be unreasonably withheld, conditioned, or delayed. Without Landlord’s consent, Tenant shall be allowed to make all other alterations, including alterations consisting of tenant improvements for tenants and other occupants of the MOB. Any alterations, additions or improvements (except movable furniture and trade fixtures) shall at once become a part of the MOB and belong to the Landlord upon the expiration or earlier termination of this Lease. In the event the Landlord consents to the making of any alterations, additions, or improvements to the Ground Leased Premises by the Tenant, and with respect to alterations or tenant improvements for which no consent is required, the same shall be made by the Tenant at the Tenant’s sole cost and expense, in conformance with all applicable code and governmental requirements. Section 5.2 Liens. Landlord shall not be liable for any work, labor or materials furnished or to be furnished upon credit to or for Tenant or anyone claiming under the Tenant, and that no mechanic’s or other liens for any such work, labor or materials shall attach to or affect the estate or interest of the Landlord in and to the Ground Leased Premises. If any mechanic’s lien or notice or claim thereof is filed against the Ground Leased Premises with respect to work, labor or materials furnished or to be furnished to the Tenant, or anyone claiming under the Tenant, the Tenant shall within sixty (60) days from the date of filing, cause the same to be withdrawn, discharged or removed by deposit, bonding proceedings or otherwise. If the Tenant fails to do so, the Landlord may do so and may pay any judgments recovered by any such lienor. Tenant shall promptly reimburse the Landlord for all amounts paid pursuant to this paragraph, which amounts shall constitute an additional obligation of the Tenant under this Ground Lease, and which shall constitute a default by Tenant if not reimbursed within thirty (30) days following written demand therefor. ARTICLE 6 - ENCUMBRANCE OF LEASEHOLD ESTATE Section 6.1 Tenant’s Right to Encumber; Recognized Mortgagee. 6.1.1. Rights and Obligations of Tenant.

C-1 - 18 52849361.2 (a) Subject to the terms of this Section 6.1, Tenant may, at any time, and from time to time during the Lease Term have the sole responsibility for obtaining, and the right and privilege to obtain, and shall be entitled to all proceeds of, all financing (including interim, permanent, capital improvements and equity) for the MOB. In relation to such financing, Tenant may, without Landlord’s consent, encumber all or any portion of its interest in this Lease and the leasehold estate and all attendant and appurtenant rights (collectively, the “Leasehold Interest”) by deed of trust, mortgage or other security instrument (collectively, “Leasehold Mortgage”). Any such conveyance or pledge of Tenant’s interest shall be expressly subject and subordinate to the covenants, conditions, and restrictions set forth in this Lease. (b) Tenant covenants and agrees to pay the indebtedness secured by any Leasehold Mortgage entered into in compliance with the provisions hereof, when the same shall become due and payable, and to perform, when such performance is required, all obligations of the mortgagor thereunder. Tenant further agrees not to suffer or permit any default to occur and continue under any Leasehold Mortgage. The Leasehold Mortgage shall specify that the indebtedness is that of Tenant only and is not the indebtedness of Landlord and is limited to the Leasehold Interest and Tenant’s fee interest in the MOB. Said Leasehold Mortgage must, by its own terms, have a stated maturity date which is prior to expiration of the Term or the then current Extended Term herein granted, and Tenant covenants that it will be so paid and that the Leasehold Interest will be released from such lien prior to the expiration of the Term or any Extended Term, as applicable, or the earlier termination of this Lease (for any reason). Tenant shall cause a true, complete and correct copy of the original of each Leasehold Mortgage, together with written notice containing the name and post office address of the holder thereunder (the “Mortgagee”), to be delivered to Landlord within ten (10) days of Tenant’s execution and delivery of such Leasehold Mortgage to the Mortgagee. Tenant shall, from time to time, but not more than one (1) time per calendar year, when and as requested by Landlord, deliver to Landlord a certificate from the Mortgagee or Tenant certifying as to the amount of the unpaid principal balance under the Leasehold Mortgage held by such Mortgagee, together with accrued interest thereon, and, to the actual knowledge of the Mortgagee or Tenant, as to the existence or absence of defaults thereunder. 6.1.2. Rights and Obligations of Landlord. Landlord shall not be required to pledge its fee interest in the Land or the Ground Leased Premises to secure any Leasehold Mortgage or to subordinate such fee interest to the rights of the Mortgagee, and Landlord shall not be required to execute any promissory note or to assume in any manner any liability on the Mortgage. Section 6.2 Rights of Mortgagee. Subject to the terms of this Lease, a Mortgagee may enforce its rights under its Leasehold Mortgage and acquire title to the Leasehold Interest and Tenant’s fee simple interest in the MOB encumbered by the Leasehold Mortgage (said leasehold estate being called the “Leasehold Mortgage Property”), in any lawful way, including possession through foreclosure, assignment and/or deed or assignment in lieu of foreclosure, and upon foreclosure of the Leasehold Mortgage or acceptance of an assignment and/or deed in lieu of foreclosure and issuance of a certificate of title to the leasehold estate, take possession of the Leasehold Mortgage Property. Section 6.3 Recognized Mortgagee Protections.

C-1 - 19 52849361.2 6.3.1. Notices to Recognized Mortgagee. The holder of any Leasehold Mortgage may give notice to Landlord of the name and address of such holder (such holder of the Leasehold Mortgage is sometimes referred to herein as a “Recognized Mortgagee”) in the manner provided in this Lease, and if such notice is given, Landlord shall give to such Recognized Mortgagee a copy of each notice of default under this Lease given by Landlord to Tenant (the “Landlord Notice”) at the same time as and whenever any such Landlord Notice shall thereafter be given by Landlord to Tenant, addressed to such Recognized Mortgagee at its address last furnished to Landlord. No such notice by Landlord to Tenant hereunder shall be deemed to have been duly given unless and until a copy thereof has been served on such Recognized Mortgagee in the manner provided in this Lease. 6.3.2. Landlord Obligations. (a) Landlord agrees that it will not accept any rent due under the Lease more than thirty (30) days in advance of its due date, accept the surrender of the Ground Leased Premises by Tenant prior to the termination of this Lease which materially alters the rights and obligations of the parties hereunder, or consent to the modification of any term of the Lease or consent to the termination thereof by Tenant, without the prior written approval of a Recognized Mortgagee, in each instance, which approval shall not be unreasonably withheld, conditioned or delayed. Landlord further agrees that it will not seek to terminate this Lease or Tenant’s right of possession thereunder by reason of any act or omission of Tenant until: (i) Landlord has given to the Recognized Mortgagee a copy of the Landlord Notice with respect to the Tenant default upon which the proposed termination is based; (ii) after the expiration of all applicable notice and grace periods set forth under the Lease with respect to such default (a “Lease Default”), Landlord shall have given written notice to the Recognized Mortgagee (the “Mortgagee Notice”) of the failure of Tenant to cure such Lease Default. The Mortgagee Notice shall be sent by certified mail, return receipt requested or by a nationally recognized commercial overnight delivery service to the address set forth above (or such other address as may hereinafter be designated in writing to Landlord by the Recognized Mortgagee); and (iii) a reasonable period of time shall have elapsed following the receipt of the Mortgagee Notice, during which period the Recognized Mortgagee shall have the right, but shall not be obligated, to remedy such Lease Default, Landlord agreeing to accept any such remedy by the Recognized Mortgagee as if the same had been performed by Tenant. As used herein, a reasonable period of time shall be (A) 20 days as to any failure to pay rent, taxes, or utilities as such sums are specified in the Landlord Notice, (B) as to defaults other than those specified in (A), 45 days if such Lease Default can be remedied during such 45 day period, or (c) if such Lease Default cannot be remedied during such 45 day period, then such period of time as is necessary to remedy such Lease Default, provided the Recognized Mortgagee has commenced to cure such Lease Default within such 45 day period and continues

C-1 - 20 52849361.2 to diligently prosecute the same. Any default that, by its nature, is not reasonably susceptible of being cured by Recognized Mortgagee shall be deemed cured whether or not such default is cured, but as to Recognized Mortgagee only and not as to Tenant. (b) Landlord will accept performance by any such Recognized Mortgagee of any covenant, condition or agreement on Tenant’s part to be performed hereunder with the same force and effect as though performed by Tenant. (c) The time of the Recognized Mortgagee to cure any Lease Default by Tenant which reasonably requires that said Recognized Mortgagee be in possession of the Leasehold Mortgage Property to do so, or the time for a Recognized Mortgagee to obtain Tenant’s interest in the Leasehold Mortgage Property in order to elect to enter into a new lease with Landlord as provided in subsection (d) below, shall be deemed extended to include the period of time required by said Recognized Mortgagee to obtain such possession or obtain Tenant’s interest in the Leasehold Mortgage Property (by foreclosure or otherwise) with due diligence; provided, however, that such Recognized Mortgagee shall have delivered to Landlord its written commitment to cure outstanding Lease Defaults reasonably requiring possession of the Leasehold Mortgage Property and which are reasonably susceptible of being cured by the Recognized Mortgagee (which commitment may be revoked by Recognized Mortgagee by written notice to Landlord, in which case the terms of subsection (d) below shall apply); and further provided, however, that during such period all other obligations of Tenant under this Lease are being duly performed to the extent that such other obligations are reasonably susceptible of being performed by such Recognized Mortgagee. (d) If this Lease is terminated or if the Tenant’s right of possession is terminated for any reason, other than termination following a Recognized Mortgagee’s failure to cure a default as permitted in this Section 6.3, or in the event of the rejection or disaffirmance of this Lease pursuant to bankruptcy laws or other laws affecting creditors’ rights, Landlord shall execute and deliver a new ground lease of the Ground Leased Premises to the Recognized Mortgagee, or any designated affiliate of Recognized Mortgagee (other than a Competitor, as defined in Section 10.1 below), or any servicer selected by Recognized Mortgagee, within thirty (30) days after the request of the Recognized Mortgagee, subject to the requirements of this Subsection 6.3.2(d). The new ground lease shall be effective as of the date of termination, rejection or disaffirmance of this Lease and shall be upon the same terms and provisions contained in this Lease (including the amount of the rent and other sums due from Tenant hereunder as well as Landlord’s reversionary rights set forth in Section 2.5 hereof). In order to obtain a new ground lease, a Recognized Mortgagee must make a written request to Landlord for the new ground lease within sixty (60) days after the Recognized Mortgagee is notified, by a court order or otherwise by Landlord, of the date of termination, rejection or disaffirmance of the Lease, as the case may be. In addition, as of the execution of the new ground lease, the Recognized Mortgagee must cure all defaults under the Lease which are reasonably susceptible of being cured by the Recognized Mortgagee and pay to Landlord all rent and other sums that would have been due and payable by Tenant under this Lease (save and except for penalties and late fees) but for the rejection, disaffirmance or termination. Landlord agrees that upon the written request by any Recognized Mortgagee to Landlord, Landlord shall provide such Recognized Mortgagee a reasonably detailed listing in writing of the then defaults under this Lease. If the Recognized Mortgagee, or the party so designated by the Recognized Mortgagee,

C-1 - 21 52849361.2 shall have entered into a new ground lease with Landlord pursuant to this Article, then any default that was not reasonably susceptible of being cured by the Recognized Mortgagee shall be deemed cured whether or not such default is cured. If Landlord and Recognized Mortgagee enter into a new ground lease pursuant to this Article and if, for any reason, this Lease has not been previously terminated, then Landlord shall terminate this Lease. In conjunction with the new ground lease, Landlord shall cure or cause to be subordinated any matters of title that it has caused, created or incurred to assure that any new ground lease entered into with Recognized Mortgagee pursuant hereto shall be senior and superior to any other encumbrances on the Ground Leased Premises other than the Permitted Encumbrances. The provisions of this subsection (d) are a separate and independent contract made by Landlord and each Recognized Mortgagee. From the effective date of termination (other than termination following a Recognized Mortgagee’s failure to cure a default as permitted in this Section 6.3), rejection or disaffirmance of this Lease to the date of execution and delivery of such new ground lease or the expiration of the period during which a Recognized Mortgagee may make a request, such Recognized Mortgagee may, upon payment of any rent and any other sums as may be due from Tenant, use and enjoy the leasehold estate created by this Lease without hindrance by Landlord. Simultaneous with the execution of the new ground lease contemplated hereunder, Landlord shall convey by quitclaim deed and assignment any of Landlord’s right, title and interest in and to the MOB and other improvements located on the Ground Leased Premises, together with subleases to any subtenant to Recognized Mortgagee. 6.3.3. Recognized Mortgagee Rights to Enforce. The provisions of this Section 6.3 are for the benefit of each Recognized Mortgagee and may be relied upon and shall be enforceable by each Recognized Mortgagee and their respective successors and assigns. Neither a Recognized Mortgagee nor any other holder or owner of the indebtedness secured by a Leasehold Mortgage or otherwise shall be liable upon the covenants, agreements or obligations of Tenant contained in this Lease, unless and until such Recognized Mortgagee or that holder or owner acquires the interest of Tenant, and then only to the extent set forth in this Section 6.3. Landlord and Tenant agree to execute such documentation reasonably requested by a Recognized Mortgagee consistent with the terms and provisions of this Article 6. 6.3.4. Recognized Mortgagee Priority. Anything herein contained to the contrary notwithstanding, the provisions of this Section 6.3 shall inure only to the benefit of all Recognized Mortgagees and their respective successors and assigns. If more than one such Mortgagee (one such Mortgagee being intended to include multiple mortgagees holding a single mortgage or deed of trust) shall make written requests upon Landlord for a new ground lease in accordance with the provisions of this Section, the new ground lease shall be entered into pursuant to the request of the Recognized Mortgagee whose Leasehold Mortgage shall be prior in lien thereto and thereupon the written requests for a new ground lease of each person junior in priority shall be and be deemed to be void and of no force and effect. Section 6.4 Other Miscellaneous Provisions Concerning Leasehold Mortgages. 6.4.1. Landlord Termination Rights. In the event Tenant has defaulted on its Lease obligations, but subject to any notice and curative rights in favor of Tenant and any Recognized Mortgagee as provided hereunder, Landlord shall be entitled to terminate this Lease pursuant to its termination rights hereunder.

C-1 - 22 52849361.2 6.4.2. Landlord Notice. If (a) the outstanding balance of any Leasehold Mortgage increases, (b) Tenant refinances any Leasehold Mortgage, or (c) the Mortgagee under any Leasehold Mortgage changes, Tenant will notify Landlord in writing prior to the occurrence thereof. Such notice will provide the following information (as applicable): (i) the amount of the increase, (ii) the length of the refinanced term, and (iii) the name of the new Mortgagee. 6.4.3. Landlord Rights to Enforce. The provisions of this Section 6.4 are for the benefit of Landlord and may be relied upon and shall be enforceable by Landlord. Neither Landlord nor its successors or assigns shall be liable upon the covenants, agreements or obligations of Tenant contained in any Leasehold Mortgage by virtue of the exercise of any rights set forth in this Section 6.4. 6.4.4. Landlord Consent to Leasehold Mortgage. At Tenant’s request, Landlord shall execute a written agreement with a Recognized Mortgagee in which Landlord agrees that it consents to the granting of the Leasehold Mortgage and that Landlord will not disturb the tenancy of the Recognized Mortgagee (its successors or assigns and any subsequent purchaser) following the date such Recognized Mortgagee becomes the Tenant under the Lease so long as the Recognized Mortgagee (its successors or assigns and subsequent purchaser) commits no default beyond the applicable notice and curative periods hereunder and is otherwise in full compliance with the terms of this Lease. Additionally, Landlord shall execute such other documentation reasonably requested to confirm the rights of a Recognized Mortgagee hereunder; provided, under no circumstances shall Landlord be responsible for the payment of the debt secured by the Leasehold Mortgage, and in no event shall Landlord’s fee simple estate in the Land, or Landlord’s reversionary interest in the MOB be subject or subordinate to the lien of the Leasehold Mortgage. 6.4.5. Applicability of Landlord’s Right of First Refusal and Transfers to Competitors. Notwithstanding the foregoing or anything in this Lease to the contrary, if a Recognized Mortgagee (or its affiliate) acquires the interest of the Tenant in this Lease by way of a foreclosure, foreclosure sale or deed in lieu of foreclosure, the acquisition of the Tenant’s interest by the Recognized Mortgagee (or its affiliate) shall not be subject to the Right of First Refusal, as granted in Section 10.4 below (“Landlord’s Right of First Refusal”), but such transfer shall be subject to the restrictions on transfer to a Competitor as provided for in Section 10.1; provided, further, the subsequent transfer of the Tenant’s interest by the Recognized Mortgagee (or its affiliate) shall not require the written approval of Landlord, and shall not be subject to Landlord’s Right of First Refusal as provided for in Section 10.4 but shall be subject to the restrictions on transfers to a Competitor as provided for in Section 10.1. In addition, if Tenant receives an unsolicited offer from an unrelated third party for the sale or transfer of Tenant’s interest (an “Unsolicited Offer”), the sale or transfer of Tenant’s interest shall be subject to the Landlord’s Right of First Refusal and the restrictions on transfer to a Competitor as provided for in Section 10.1. 6.4.6. Landlord’s Right to Encumber Fee Interest. Landlord may encumber its fee interest in the Land so long as any such encumbrance is subject and subordinate to the terms of this Lease. On any encumbrance of Landlord’s fee interest in the Land, Landlord shall provide to Tenant a subordination, non-disturbance and attornment agreement in favor of Tenant from such lender on terms reasonably satisfactory to Tenant.

C-1 - 23 52849361.2 6.4.7. Leasehold Mortgage Defaults and Foreclosure. Any Recognized Mortgagee agrees that it shall not exercise any of its remedies against Tenant under a Leasehold Mortgage for a given default unless: (a) Recognized Mortgagee has given Landlord a copy of the notice of default, and (b) Landlord shall have the option, but not the obligation, to cure said default within the time frames afforded Tenant under the Leasehold Mortgage. Recognized Mortgagee agrees to accept performance and compliance by Landlord of and with any term, covenant agreement, provision, condition or limitation on Landlord’s part to be kept, observed or performed by Tenant. In addition, Recognized Mortgagee hereby agrees to use its reasonable efforts to give Landlord a copy of any written notice of default by Tenant under the Leasehold Mortgage, provided Recognized Mortgagee shall incur no liability for failing to provide Landlord a copy of any such notice of default. A Recognized Mortgagee shall provide Landlord written notice of institution of the foreclosure proceedings or, if applicable, written notice that it has decided to accept an assignment of the Lease in lieu of foreclosure (each of such notices being referred to herein as the “Foreclosure Notice”), after expiration of thirty (30) days from delivery of the Foreclosure Notice, a Recognized Mortgagee shall be permitted, at its sole option, to complete the foreclosure or obtain the Leasehold Interest by assignment in lieu of foreclosure, and, after acquiring the Leasehold Interest to assign or otherwise transfer the Leasehold Interest pursuant to the terms of this Lease. ARTICLE 7 – MAINTENANCE AND REPAIR; MANAGEMENT Section 7.1 Maintenance and Repair of Ground Leased Premises. Tenant agrees that it will, at its own cost and expense, maintain, repair and replace, or cause such to be done, to the Ground Leased Premises, MOB and any other improvements thereon and appurtenances thereto and every part thereof, including without limitation all landscaping therein, in good order, condition and repair and in accordance with all applicable laws, rules, ordinances, orders and regulations of all governmental authorities. In the event any items required to be made under the provisions of this Lease are not made within thirty (30) days after written notice from Landlord to do so, then Landlord may, at its option, enter upon said Ground Leased Premises and repair or replace the same, and the cost and expense of such items, with interest at the rate of eight percent (8%) per year (the “Default Rate”), shall be due and paid by Tenant as additional rent to Landlord within thirty (30) days following written demand. Section 7.2 Emergency Repairs or Replacements. Notwithstanding the provisions of Section 7.1, in the event of an emergency, Landlord, at its option, may without notice enter on the Ground Leased Premises to effect repairs and replacements needed as a result of the emergency. The cost and expense of such repairs and replacements, together with interest at the Default Rate, shall be due and paid by Tenant to Landlord within thirty (30) days following written demand as additional rent due hereunder. Section 7.3 Management. The day to day operation and management of the MOB shall be performed by __________ or its affiliates or a property management company determined by Tenant. Any third party non-affiliate of _________ who will provide management services for the MOB must be approved by Landlord, which approval shall not be withheld, conditioned or delayed if such proposed manager (or the principals thereof) has experience in the management of medical office buildings and has a good business reputation. Normal and

C-1 - 24 52849361.2 customary property management fees not to exceed four percent (4%) of estimated gross revenues shall be included as pass through expenses under all tenant leases. 7.3.1 Management Company. Landlord shall have the right in its sole discretion to approve and replace any property management company selected by Tenant, subject to the Leasehold Mortgagee’s prior written consent, and any contract for property management services for the MOB must contain a provision giving Landlord the right to terminate said contract, with or without cause, upon no longer than sixty (60) days’ prior written notice to Tenant and the property management company; provided however, in no event shall landlord terminate any such property management company without the Leasehold Mortgagee’s prior written consent. 7.3.2 Security Service Company. Landlord shall have the right in its sole discretion to approve and replace any security service company selected by Tenant and any contract for security services with respect to the MOB must contain a provision giving Landlord the right to terminate said contract, with or without cause, upon no longer than sixty (60) days’ prior written notice to Tenant and the security service company. 7.3.3 Marketing Company. Landlord shall have the right in its sole discretion to approve and replace any marketing company selected by Tenant for the purpose of marketing the MOB for lease and any contract for marketing services related to the MOB must contain a provision giving Landlord the right to terminate said contract, with or without cause, upon no longer than sixty (60) days prior written notice to Tenant and the marketing company. ARTICLE 8 - MECHANICS’ LIENS Section 8.1 Prohibition of Liens on Fee or Leasehold Interest. Subject to Section 6.1 and unless removed as set forth in Section 8.2, Tenant shall not suffer, create or permit any mechanic’s liens or other liens to be filed against the fee of the Ground Leased Premises nor against Tenant’s leasehold interest in the land, nor any buildings or improvements on the Ground Leased Premises, by reason of any work, labor, services or materials supplied or claimed to have been supplied to Tenant or anyone holding the Ground Leased Premises or any part thereof through or under Tenant. Pursuant to applicable law, Landlord’s interest as herein described shall not be subject to liens for improvements made by Tenant or any subtenant. The Memorandum of Lease shall contain a reference to this provision. Section 8.2 Removal of Liens by Tenant. If any such mechanic’s or laborer’s liens or materialman’s lien shall be recorded against the Ground Leased Premises, or any improvements thereof due to the performance of work requested by Tenant, within sixty (60) days after notice of the filing thereof, or fifteen (15) days after Tenant is served with a complaint to foreclose said lien or Landlord advises Tenant in writing that Landlord has been served with such a complaint, whichever is earlier, Tenant shall cause such lien to be removed, or will transfer the lien to bond pursuant to applicable law. If Tenant in good faith desires to contest the lien, Tenant shall be privileged to do so, but in such case Tenant hereby agrees to indemnify and save Landlord harmless from all liability for damages, including reasonable attorneys’ fees and costs,

C-1 - 25 52849361.2 occasioned thereby and shall, in the event of a judgment of foreclosure upon any mechanic’s lien, cause the same to be discharged and removed prior to the execution of such judgment. Landlord may, in its sole discretion, require that the lien be transferred to bond as a condition precedent to Tenant’s privilege to contest any lien. ARTICLE 9 - CONDEMNATION Section 9.1 Interests of Parties on Condemnation. If the Ground Leased Premises or any part thereof shall be taken for public purpose by condemnation as a result of any action or proceeding in eminent domain, or shall be transferred in lieu of condemnation to any authority entitled to exercise the power of eminent domain, the interests of Landlord and Tenant in the award or consideration for such transfer, and the allocation of the award and the other effect of the taking or transfer upon this Lease, shall be as provided by this Article 9 and subject to the terms of any Leasehold Mortgage. Section 9.2 Total Taking - Termination. If the entire Ground Leased Premises is taken or so transferred, this Lease and all of the right, title and interest thereunder shall cease, terminate and be of no further force or effect on the date title to such land so taken or transferred vests in the condemning authority. Section 9.3 Partial Taking - Termination. In the event of the taking or transfer of only a part of the Ground Leased Premises, leaving the remainder of the Ground Leased Premises in such location, or in such form, shape or reduced size as to be not effectively and practicably usable in the good faith opinion of Tenant for the operation thereon of Tenant’s business in an economically feasible manner, taking into consideration the effect, if any, of such taking on the availability of parking proximately located to the MOB, this Lease and all right, title and interest thereunder may be terminated by Tenant giving, within sixty (60) days of the occurrence of such event, thirty (30) days’ notice to Landlord of Tenant’s intention to terminate. Section 9.4 Partial Taking - Continuation with Rent Abatement. In the event of such taking or transfer of only a part of the Ground Leased Premises leaving the remainder of the premises in such location and in such form, shape or size as to be used effectively and practicably in the good faith opinion of Tenant for the purpose of operation thereon of Tenant’s business in an economically feasible manner, this Lease shall terminate only as to the portion of the Ground Leased Premises so taken or transferred as of the date title to such portion vests in the condemning authority, and shall continue in full force and effect as to the portion of the Ground Leased Premises not so taken or transferred. From and after such date the rental required to be paid by Tenant shall be reduced in proportion to which the square footage of the area so taken or transferred bears to the total square footage of the Ground Leased Premises. Section 9.5 Partial Taking - Award. If title and possession of a portion of the Ground Leased Premises is taken under the power of eminent domain, and the Lease continues as to the portion remaining, all compensation and damages (“Compensation”) payable to Tenant by reason of any improvements so taken shall be used, subject to the provisions of any Leasehold Mortgage, to the extent reasonably needed, by Tenant in replacing any improvements so taken with improvements of the same type as the remaining portion of the Ground Leased Premises. If the Compensation payable to Tenant shall be less than the cost of restoration, Tenant shall pay

C-1 - 26 52849361.2 such deficiency at its sole cost and expense. All plans and specifications for such replacement and improvements shall be subject to Landlord’s reasonable prior approval, which approval will not be unreasonably withheld, conditioned, or delayed, and all such repairs shall be in compliance with all then existing codes, zoning ordinances, rules and regulations governing the Ground Leased Premises. Section 9.6 Allocation of Award. 9.6.1. Value of Interests in Ground Leased Premises. Any Compensation awarded or payable because of the taking of all or any portion of the Ground Leased Premises by eminent domain shall be awarded in accordance with the values of the respective interests in the Ground Leased Premises and all improvements thereon immediately prior to the taking. The value of Landlord’s interest in the Ground Leased Premises and all improvements thereon immediately prior to a taking shall include the then value of its interest in the Ground Leased Premises and improvements prior to the Expiration Date of this Lease, together with the value of its reversionary interest in the MOB after the Expiration Date (including all Extended Terms under Section 2.4). The value of Tenant’s interest in the Ground Leased Premises and improvements immediately prior to a taking shall include the then value of its interest in the Ground Leased Premises and improvements for the remainder of the Term of this Lease (including all Extended Terms under Section 2.4). Such values shall be those determined in the proceeding relating to such taking or, if no separate determination of the values is made in such proceeding, those determined by agreement between Landlord and Tenant. If such agreement cannot be reached, such values shall be determined by an appraiser or appraisers appointed in the manner provided in 9.6.2(b) below. The time of taking shall mean 12:01 a.m. of, whichever shall first occur, the date of title or the date physical possession of the portion of the Ground Leased Premises on which the improvements are located is taken by the taking agency or entity. In the event of separate awards, then Landlord and Tenant may retain such separate awards made to each and any of them. To the extent any outstanding encumbrance or encumbrances incurred by Tenant under Article 6 of this Lease exist, such encumbrance or encumbrances shall be satisfied from Tenant’s award or share of the award. 9.6.2. Appraisal Process. For the purpose of determining the values pursuant to Section 9.6.1 above, Landlord and Tenant agree to employ and be bound by the results of the following appraisal process (the “Appraisal Process”): (a) Within thirty (30) days following the inability of Landlord and Tenant to agree on their respective values in Section 9.6.1 above, both Tenant and Landlord shall designate a nationally recognized competent, professionally qualified and accredited MAI appraiser familiar with the values of medical office buildings in the _________________ market. Each of said appraisers shall forthwith, independently, undertake an appraisal of Landlord and Tenant’s values, taking into consideration the terms of this Lease, to determine the fair market value thereof. Each party shall be responsible for the costs incurred with respect to the appraisal prepared on such party’s behalf. (b) If the values reflected in the higher of said appraisals does not exceed the lower appraisal by more than ten percent (10%), the fair market value shall be the average of the two appraisals.

C-1 - 27 52849361.2 (c) If the values of the higher of said two appraisals exceeds the lower appraisal by more than ten percent (10%), then the two appraisers selected by the parties shall promptly select a similarly qualified third appraiser who shall independently undertake an appraisal of the values of Landlord and Tenant to determine the fair market value thereof. Upon conclusion of the third appraisal, the fair market value shall be the average of the two appraisals from among the three that have the least or smallest difference between them. The cost of the third appraisal shall be shared equally by Landlord and Tenant. (d) In the event either party fails to designate an appraiser within the period specified above, and such failure continues for more than ten (10) days after written notice is given to the party who has failed to designate an appraiser by the other party, then the fair market value shall be calculated using the fair market value as determined by the appraiser appointed by the party who did designate an appraiser. Section 9.7 Voluntary Conveyance. A voluntary conveyance by Landlord to a public utility, agency or authority under threat of a taking under the power of eminent domain in lieu of formal proceedings shall be deemed a taking within the meaning of this Article 9. ARTICLE 10 - ASSIGNMENT AND SUBLEASE Section 10.1 Limitation on Assignment and Subletting. Except as permitted in Sections 10.2 and 10.3 of this Lease, Tenant may not sublease this Lease and the leasehold estate created hereby, for purposes of security or otherwise, without the prior written consent of Landlord, which Landlord will not unreasonably withhold, condition, or delay; provided, however, that the Ground Leased Premises and the MOB may be leased (a) to Landlord, affiliates of Landlord and/or Qualified Tenants or non-Qualified Tenants, as permitted under the terms of this Lease, and (b) under terms of a standard lease, the form of which shall be subject to Landlord’s reasonable approval, and shall include, but not be limited to, those certain lease provisions stated below. In no event shall the term of any lease or sublease exceed the Term and any Extended Term(s) of this Lease. In addition, any sublease of the whole of the Ground Leased Premises other than as expressly permitted hereunder will constitute a transfer requiring Landlord’s consent, which consent will not be unreasonably withheld, conditioned, or delayed. Any authorized assignment, sublease, conveyance or transfer of Tenant’s interest in this Lease shall be subject to compliance with the provisions of this Lease, including without limitation, Article 4 above. Notwithstanding anything to the contrary set forth herein, upon an approved transfer of this Lease, Tenant shall be released from any continuing obligations under this Lease, but shall remain fully liable for all of the terms, provisions, covenants, conditions, indemnifications and obligations binding upon Tenant under this Lease up to the date of transfer; and in the event of a sale or transfer of Tenant’s interest in this Lease, any approved assignee shall be required to assume in writing the “Tenant” obligations under this Lease. Notwithstanding anything to the contrary set forth herein, in no event may Tenant sell its interest in this Lease or the MOB to anyone that (i) operates an acute care hospital, (ii) operates a sports medicine facility, (iii) operates a diagnostic center, or (iv) operates an ambulatory surgery center, or any affiliates thereof, within fifty (50) miles of the Hospital (a “Competitor”). Section 10.2 Leases to Tenants of the MOB. With respect to leases between Tenant and tenants of the MOB that are not affiliated with Landlord or CHI (“Non-affiliate Leases”),

C-1 - 28 52849361.2 Landlord acknowledges that Non-affiliate Leases in existence as of the Effective Date are not all subordinate to this Lease. Further with respect to the Non-affiliate Leases, the standard form lease to be utilized shall include, but not be limited to, the following lease provisions, or shall otherwise be subject to Landlord’s reasonable approval: (a) Each lease must incorporate all lease provisions referred to herein which are required to be included in any sublease of the Ground Leased Premises, including but not limited to the environmental warranties, representations and indemnities, the Prohibited Use and ERD restrictions, the Qualified Tenant requirements, and the requirement that a Qualified Tenant shall maintain its status as such throughout the term of such tenant’s lease, and the reversionary interest of Landlord in the MOB, and Tenant shall use commercially reasonable efforts to enforce such provisions. (b) Each lease must provide that (i) the Qualified Tenant requirements and the Prohibited Use and ERD restrictions are imposed on tenants of the MOB explicitly for the benefit of Tenant, as Landlord under the tenant lease, and Landlord, as a third party beneficiary, (ii) Landlord may enforce these restrictions directly against a tenant upon Tenant’s failure to successfully enforce such restrictions following Tenant’s use of commercially reasonable efforts, and (iii) Landlord’s rights in the event of a breach of these restrictions by a tenant will include the right to terminate the tenant’s lease, to seek preliminary, temporary and permanent injunctive relief and to pursue other legal and/or equitable remedies as a result of such breach. (c) Each lease will grant no greater parking rights than are granted under this Lease. (d) Subject to the terms of any Leasehold Mortgage, during the existence of any uncured Event of Default under this Lease, each tenant must agree, upon demand made by Landlord, to make all rental payments under its lease directly to Landlord. (e) Any default notices sent by Tenant under any tenant lease must be simultaneously sent to Landlord. (f) Each new lease and lease renewal after the Effective Date of this Lease shall include subordination by the tenant to this Lease. Each such Non-affiliate Lease shall provide that it will automatically terminate upon a termination of this Lease; provided, however, that Landlord agrees not to terminate any lease where a written subordination, non-disturbance and attornment agreement is entered into between Landlord and a tenant, in form reasonably acceptable to Landlord. Section 10.3 Permitted Transfers. Tenant may transfer its interest in Tenant, the MOB and/or this Lease to an affiliate owned or controlled by Tenant, without any Landlord consent, subject to the prohibition on the sale or transfer to a Competitor as provided for in Section 10.1. Section 10.4 Landlord’s Right of First Refusal.

C-1 - 29 52849361.2 Subject to the provisions of Section 6.4.5, Tenant may sell, convey or transfer its interest in this Lease, the leasehold estate, or the MOB (the “Property”) subject to and in accordance with the terms of this Lease. Except as provided in Section 10.1, in no event may Tenant sell its interest in the MOB or any interest in Tenant to a Competitor. Except as specified herein in connection with Permitted Transfers or in Section 6.4.5, in order to accept an offer, whether solicited or unsolicited, for transfer or sale of all or any portion of the Property (a “Transfer”), Tenant must first have offered the same to Landlord in accordance with the following provisions. Landlord shall have a recurring right of first refusal (a “Right of First Refusal”) to purchase prior to any proposed Transfer. Should Tenant from time to time desire to Transfer (i) all or a portion of the Property or (ii) an undivided interest in all or a portion of the Property (clauses (i) and (ii) are each the “Offered Property”), Tenant shall furnish Landlord with a copy of a fully executed letter of intent or term sheet (“Tenant Transfer Notice”) certified by an officer of Tenant as being a bona fide, arms’ length transaction, which Tenant Transfer Notice shall set forth the material terms and conditions upon which such Offered Property will be Transferred, including, but not limited to, the following: (t) the identity of the proposed purchaser; (u) the length of the inspection period, if any; (v) any material contingencies or conditions to closing; (w) a description of the Offered Property; (x) the sales price therefor; (y) any material concessions or undertakings on the part of either Tenant or the proposed transferee having bearing on the sales price; and (z) any material covenants, conditions and restrictions with respect to the parties or the Offered Property. Within thirty (30) days of receipt of the Tenant Transfer Notice, Landlord shall notify Tenant in writing whether Landlord elects to purchase the Offered Property on the same terms and conditions set forth in the Tenant Transfer Notice (“Election Notice”). If the Landlord provides an Election Notice electing to purchase the Offered Property, then the parties shall proceed as provided in subsection 10.4.1 below. If Landlord does not provide an Election Notice within such thirty (30) day period, Landlord’s preferential right to purchase shall not apply to any Transfer of the Offered Property made within one hundred eighty (180) days after the Tenant Transfer Notice; provided, that if Tenant fails to Transfer the Offered Property within such one hundred eighty (180) day period, Tenant shall again submit to Landlord a Tenant Transfer Notice with respect to such Offered Property and Landlord shall again have a preferential right to purchase the Offered Property as set forth herein. In the event that the Offered Property is an undivided interest in all or a portion of the Property, then in connection with the closing of the sale of such Offered Property to Landlord, Tenant and Landlord shall enter into a mutually agreeable joint ownership agreement setting forth the rights and obligations of the Landlord and Tenant with regard to the Property, including, but not limited to, cost sharing and maintenance. 10.4.1 Election to Purchase. Upon receipt of the Election Notice in which Landlord elects to purchase the Offered Property on the same terms and conditions set forth in the Tenant Transfer Notice, the parties shall proceed to consummate the purchase and sale of the Offered Property within thirty (30) days thereafter; provided that such sale shall be for cash and by special warranty deed, “as is, where is”, free and clear of liens, claims and encumbrances other than those existing on the date hereof or agreed to by the parties on the same terms and conditions as set forth in the Tenant Transfer Notice, except as otherwise mutually agreed to by the parties.

C-1 - 30 52849361.2 ARTICLE 11 - INSURANCE AND INDEMNIFICATION Section 11.1 Comprehensive Liability Insurance. Tenant shall, at its cost and expense, at all times during the Term, maintain in force, for the joint benefit of Landlord and Tenant, and any holder of a mortgage on the Ground Leased Premises, a broad form comprehensive coverage policy, by the terms of which Landlord and Tenant, and any holder of a mortgage on the Ground Leased Premises, are named additional insureds. Such insurance policy or policies shall be maintained on the minimum basis of $2,000,000.00 for damage to property and for bodily injury or death as to any person, and $2,000,000.00 as to any one accident, with a deductible not exceeding $25,000.00. Such insurance policy or policies shall be stated to be primary and noncontributing with any insurance which may be carried by Landlord. A certificate of said insurance shall be delivered to Landlord on the Lease Commencement Date, effective from and after the Lease Commencement Date, and renewal certificates and proof of payment of premium therefor shall be delivered to Landlord prior to the renewal date of any such insurance policies during the Term and any Extended Term. In the event Tenant fails to timely pay any premium when due, Landlord shall be authorized to do so, and may charge all costs and expenses thereof, including the premium and interest at the maximum rate allowed by law, to Tenant, to be paid by Tenant as additional rent hereunder. Section 11.2 Fire and Extended Coverage Property Insurance. Tenant shall, at its cost and expense and at all times during the Term and any Extended Term, maintain in force, for the joint benefit of Landlord and Tenant, and any holder of a mortgage on the Ground Leased Premises, a policy of insurance against loss or damage by fire and lightning, and such other perils as are covered under the broadest form of the “extended coverage” or “all risk” endorsements available in _________________ including, but not limited to, damage by wind storm, hurricane, explosion, smoke, sprinkler leakage, vandalism, malicious mischief and such other risks as are normally covered by such endorsements. Landlord shall be named as an additional insured on such policy of insurance, and the leasehold Mortgagee shall be named as required by its loan documents, and subject to terms of the loan documents any insurance proceeds shall be applied in the manner as set forth in this Lease. The insurance shall be carried and maintained to the extent of full (actual) replacement cost of the improvements, in such amounts as may be reasonably acceptable to Landlord from time to time during the Term of this Lease and any Extended Term; provided however, that during the period of construction, Tenant shall provide or cause to be provided in lieu thereof builders’ risk or similar type of insurance to the full replacement costs thereof. Such insurance policy or policies shall be stated to be primary and noncontributing with any insurance which may be carried by Landlord. In addition, the deductible for such insurance shall not exceed $25,000.00. A certificate of said insurance shall be delivered to Landlord on the Lease Commencement Date, to be effective from and after the Lease Commencement Date. Any renewal certificates and proof of payment of premium therefor shall be delivered to Landlord prior to the renewal date of any such insurance policies during the Term and any Extended Term. In the event Tenant fails to timely pay any premium when due, Landlord shall be authorized, but not obligated, to do so, and may charge all costs and expenses thereof, including the premium and interest at the Default Rate, to Tenant, to be paid by Tenant as additional rent hereunder. Landlord shall have no obligation to obtain insurance for the benefit of Tenant.

C-1 - 31 52849361.2 Section 11.3 Waiver of Subrogation. Landlord and Tenant and all parties claiming under them mutually release and discharge each other from all claims and liabilities arising from or caused by any casualty or hazard covered or required hereunder to be covered in whole or in part by the casualty and liability insurance to be carried on the MOB, the Ground Leased Premises or in connection with any improvements on or activities conducted on the Ground Leased Premises, and the MOB, and waive any right of subrogation which might otherwise exist in or accrue to any person on account thereof, and evidence such waiver by endorsement to the required insurance policies, provided that such release shall not operate in any case where the effect is to invalidate or increase the cost of such insurance coverage (provided that in the case of increased cost, the other party shall have the right, within thirty (30) days following written notice, to pay such increased cost, thereby keeping such release and waiver in full force and effect). Section 11.4 Indemnification. Tenant hereby agrees to indemnify, protect, defend and save Landlord, its agents, officers, shareholders, employees, and attorneys harmless from and against any and all losses, damages, actions, fines, penalties, demands, damages, liability and expense, including attorneys’ fees and costs through litigation and all appeals, in connection with the loss of life, personal injury and damage to property arising from or out of (a) any occurrence in, upon, at or about the Ground Leased Premises; (b) the occupancy, use, construction upon and maintenance of the Ground Leased Premises by Tenant and its Tenants, subtenants, guests and invitees, and any party acting by, through or under any of them; (c) the operation of the business of Tenant thereon; and (d) any act or failure to act, occasioned wholly or in party by Tenant and its agents, contractors, employees, invitees or any other person. Nothing contained herein shall be construed to make Tenant liable for any injury or loss caused by the negligence, gross negligence or willful misconduct of Landlord or any agent or employee of Landlord, Landlord agreeing to indemnify and hold Tenant harmless therefrom. ARTICLE 12 - DAMAGE AND DESTRUCTION Section 12.1 Tenant’s Duty to Restore Premises. Subject to the terms of any Leasehold Mortgage, at any time during the Term or Extended Term(s) of this Lease, and so long as no Event of Default has occurred, if any buildings or improvements now or hereafter on the Ground Leased Premises are damaged and/or destroyed in whole or in part by fire, theft, the elements, or any other cause, this Lease shall continue in full force and effect, and Tenant, at its sole cost and expense, shall repair and restore the damaged or destroyed MOB and related improvements according to the original plan hereof or according to such modified plans as shall be reasonably approved in writing by Landlord, whether or not there are sufficient insurance proceeds to cover the repair and restoration expenses. The work of repair and restoration shall be commenced by Tenant as soon as reasonably possible, with due consideration given to, among other things, clearing of damaged portions of the Premises and site preparation, adjustment of insurance claims, redesign, rebidding and repermitting, obtaining a new loan or loans for construction or repair. Tenant shall proceed diligently to commence repairs and restoration. Once construction has commenced, Tenant shall proceed diligently thereafter to complete the construction or repair, and shall complete the same no later than 12 months after the commencement of such construction or repair, subject to reasonable delays due to Force Majeure Events. Tenant shall not be responsible for delays caused by Force Majeure Events. Notwithstanding anything to the contrary contained herein, so long as no Event of Default has

C-1 - 32 52849361.2 occurred, if any buildings or improvements now or hereafter on the Ground Leased Premises are damaged and/or destroyed in the amount of seventy-five percent (75%) or more, by fire, theft, the elements, or any other cause during the last twenty-four (24) months of the Term, Tenant shall have the option to terminate this Lease. Such option to terminate shall be exercised by Tenant delivering to Landlord written notice of Tenant’s intent to terminate this Lease, in which case this Lease shall terminate on the sixtieth (60th) day after Landlord receives such notice; provided, however, that in such event, Tenant shall be responsible, at its sole cost and expense, for the demolition of the remaining improvements and the prompt removal of all debris from the Ground Leased Premises. Section 12.2 Application of Insurance Proceeds. Any and all fire or other insurance proceeds that become payable at any time during the Term or any Extended Term because of damage to or destruction of any buildings or improvements on the Ground Leased Premises shall, subject to the terms of any mortgage incurred by Tenant pursuant to Article 6 of this Lease, be paid jointly to Tenant and Landlord, and applied toward the cost of repairing and restoring the damaged or destroyed buildings or improvements in the manner required by Section 12.1 of this Lease. Notwithstanding the foregoing, in the event that Tenant exercises its option to terminate this Lease under Section 12.1 above because of damage to or destruction of the MOB, then, in that event, any and all fire or other insurance proceeds that become payable as follows: first, to the payment of any outstanding mortgage amounts, next, to any reasonable costs Tenant incurs in connection with the adjustment of the loss and the collection thereof and securing and stabilizing the Ground Leased Premises, and the remainder to Landlord. ARTICLE 13 - DEFAULTS AND REMEDIES Section 13.1 Defaults. Each of the following events shall be a default by Tenant and a breach of this Lease and constitute an “Event of Default:” 13.1.1. Abandonment. Abandonment of the Ground Leased Premises, or the improvements now or hereafter constructed thereon, where such abandonment continues for a period of sixty (60) days after notice thereof by Landlord to Tenant. 13.1.2. Attachment or Other Levy. The subjection of any right or interest of Tenant in the Ground Leased Premises to attachment, execution or other levy, or to seizure under legal process, if not released within ninety (90) days. 13.1.3. Appointment of Receiver. The appointment of a receiver to take possession of the Ground Leased Premises or improvements thereof, or of Tenant’s interest in the leasehold estate or of Tenant’s operations on the Ground Leased Premises, for any reason, including but not limited to assignment for benefit of creditors or voluntary or involuntary bankruptcy proceedings, but not including receivership (a) pursuant to administration of the estate of any deceased or incompetent individual member of any Tenant, or (b) pursuant to any mortgage permitted by the provision of this Lease relating to the purchase or construction of improvements, or (c) instituted by Landlord, the event of default being not the appointment of a receiver at Landlord’s instance, but the event justifying the receivership, if any.

C-1 - 33 52849361.2 13.1.4. Insolvency: Bankruptcy. An assignment by Tenant for the benefit of creditors, or the filing of a voluntary or involuntary petition by or against Tenant under any law for the purpose of adjudicating Tenant a bankrupt; or for extending time for payment, adjustment or satisfaction of Tenant’s liabilities; or reorganization, dissolution, or arrangement on account of, or to prevent bankruptcy or insolvency; unless, in case of such that are involuntary on Tenant’s part, the assignment, proceedings, and all consequent orders, adjudications, custodies and supervisions are dismissed, vacated or terminated within sixty (60) days after the assignment, filing or other initial event. 13.1.5. Violation of Use Restrictions. Tenant’s (a) violation of the use restrictions set forth herein, including, without limitation, the Prohibited Use or ERD restrictions set forth in Section 4.3 of this Lease, or (b) failure to (i) include the Qualified Tenant requirements or the Prohibited Use or ERD restrictions under any lease, (ii) use commercially reasonable efforts to enforce such provisions under a lease, or (iii) agree with any tenant under a lease or otherwise in writing that Landlord will have third party beneficiary rights to enforce the Qualified Tenant requirements and the Prohibited Use and ERD restrictions directly against such tenant, after the application of the notice and cure provisions in Section 13.1.8 below. 13.1.6. Default in Payment or Performance Under this Lease. Failure of Tenant to pay any installment of Base Annual Rent, additional rent, or any impositions or other monetary obligations of any nature whatsoever required to be paid by Tenant under this Lease when due and payable; or failure of Tenant to observe or perform any of its other covenants, conditions or agreements under this Lease or under the terms of any mortgage documents which encumber the leasehold interest in the Ground Leased Premises, the MOB or any part thereof or interest therein; or the breach of any warranties or representations of Tenant under this Lease. For purposes of this Article 13, all monetary payments required to be made under this Lease, including, but not limited to, Taxes, insurance premiums, utility payments, and association assessments, together with all other sums Tenant is obligated to pay under this Lease (other than rent), shall be deemed additional rent hereunder. 13.1.7. Notice and Right to Cure. If the alleged default is monetary in nature such as (but not limited to) nonpayment of rent, taxes or any other sums required to be paid by Tenant, Landlord shall deliver written notice to Tenant of the default and Tenant will have ten (10) days after the receipt of such written notice to cure the default. As to any Event of Default occurring under Section 13.1.5 of this Lease, Tenant shall cure such default promptly upon receipt of written notice from Landlord specifying the requirement Tenant has failed to satisfy. Tenant shall promptly commence and diligently pursue such legal or equitable actions to enforce the provisions of Sections 4.3.1 or 4.3.2 or the Qualified Tenant requirements set forth herein, as the case may be, as are reasonably required (including without limitation remedies of termination and/or eviction) in the event those provisions have been violated. Said actions shall be instituted and prosecuted, at Tenant’s cost and expense, with counsel of Tenant’s choice. As to any other non-monetary defaults, Tenant shall have thirty (30) days after written notice is given by Landlord specifying the nature of the default to cure the default; provided, however, that if after exercise of due diligence and its best efforts to cure such non-monetary default Tenant is unable to do so within the thirty (30) day period, then the curing period shall be extended for such reasonable time as may be approved by Landlord for curing such default, so long as Tenant continues to diligently prosecute to completion the curing of the default. As used herein, non-

C-1 - 34 52849361.2 monetary default shall include, without limitation, a breach of any covenant of Tenant hereunder, Tenant’s failure to perform as required hereunder, and a breach of any warranty, representation or other agreement of Tenant under this Lease. 13.1.8. CHI and Landlord Lease Defaults. Notwithstanding anything in this Lease to the contrary, in the event that any alleged default by Tenant under this Lease is caused by or is the result of a default by CHI, Landlord or any of their affiliates under a lease with Tenant for space in the MOB, then for so long as such default remains uncured by CHI, Landlord or such affiliate, then Tenant shall be not in default under this Lease. Section 13.2 Remedies. If any default by Tenant shall continue uncured upon expiration of the applicable curing period described in Section 13.1.8 above, then subject to the rights of any Mortgagee as described in this Lease, Landlord may exercise any one or all of the following remedies in addition to all other rights and remedies provided by law or equity, from time to time, to which Landlord may resort cumulatively or in the alternative: 13.2.1. Termination. Landlord may, at Landlord’s election, and without notice, terminate this Lease. All Tenant’s rights and interest of any kind whatsoever in the Ground Leased Premises, the MOB and in all improvements shall terminate upon termination of this Lease. Promptly after any such termination, Tenant shall surrender and vacate the Ground Leased Premises, the MOB and any other improvements in broom-clean condition, and Landlord may re-enter and take possession of the Ground Leased Premises, the MOB and all other improvements. Termination under this paragraph shall not relieve Tenant from the payment of any sum then due to Landlord, or from any claim for damages previously accrued, or then accruing, against Tenant. 13.2.2. Re-entry Without Termination. If permitted under applicable law, Landlord may, at Landlord’s election, re-enter the Ground Leased Premises, the MOB and improvements thereon, and without terminating this Lease, at any time, relet the Ground Leased Premises and improvements, or any part(s) of them, for the account, and in the name of Tenant or otherwise, all upon commercially reasonable rates and terms determined by Landlord, without hereby obligating Landlord to relet the Ground Leased Premises and the MOB or make an effort to relet either or both of them in whole or in part, at any time. Any reletting may be for the remainder of the Term, the Extended Term(s) or for any longer or shorter period. Landlord may execute any leases made under this provision either in Landlord’s name or in Tenant’s name, and Landlord shall be entitled to all rents from the use, operation or occupancy of the Ground Leased Premises or improvements, or both. Landlord shall have the further right, at Landlord’s option, to make such reasonable and necessary alterations, repairs, replacements and/or restorations which shall not operate or be construed to release Tenant from liability hereunder. Tenant shall nevertheless pay to Landlord on the due dates specified in this Lease the equivalent of all sums required of Tenant under this Lease, plus Landlord’s reasonable expenses. No act by or on behalf of Landlord under this provision shall constitute a termination of this Ground Lease unless Landlord gives Tenant written notice of termination. 13.2.3. Tenant’s Personal Property. Landlord may, at Landlord’s election, use Tenant’s personal property and trade fixtures or any of such property and fixtures without compensation and without liability for use or damage, or store them for the account and at the

C-1 - 35 52849361.2 cost of Tenant. The election of one remedy for any one item shall not foreclose an election of any other remedy for another item, or for the same item at a later time. 13.2.4. Appointment of Receiver. Landlord may, if Landlord elects to file suit to enforce this Lease and/or protect its rights hereunder, in addition to the other remedies provided in this Lease and by law, have the appointment of a receiver of the Ground Leased Premises and the improvements thereon. 13.2.5. Acceleration. Intentionally omitted. Section 13.3 Remedies Cumulative. Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired nor limit or preclude recovery by Landlord against Tenant of any sums or damages which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. All the remedies hereinbefore given to Landlord and all rights and remedies given to it at law and in equity shall be cumulative and concurrent. Section 13.4 Tenant’s Liability After Default. If an Event of Default shall occur under this Lease, Landlord, without thereby waiving such default, may (but shall not be obligated to) perform the same for the account and at the expense of Tenant, without notice in a case of emergency, and in any other case only if such default continues after the expiration of the curing period applicable, if any, under Section 13.1.8 of this Lease. Any reasonable expenses incurred by Landlord in connection with any such performance, and all costs, expenses, and disbursements of every kind and nature whatsoever, including reasonable attorneys’ fees including appellate, bankruptcy and post-judgment proceedings involved in collecting or endeavoring to collect the rent or any additional rent or any part thereof or enforcing or endeavoring to enforce any rights against Tenant or Tenant’s obligations hereunder, shall be due and payable upon Landlord’s submission of an invoice therefor. All sums advanced by Landlord on account of Tenant under this section, or pursuant to any other provision of this Lease, and all rent, if delinquent or not paid by Tenant and received by Landlord when due hereunder, shall bear interest at the Default Rate, from the due date thereof until paid and the same shall be and constitute additional rent and be due and payable upon Landlord’s demand therefor. Section 13.5 Holdover. If Tenant remains in possession of the Ground Leased Premises or any part thereof after the expiration or sooner termination of the Term or any extension thereof, Tenant shall become a tenant at sufferance and shall pay the Landlord a rent equal to 150% of the Base Annual Rent paid by Tenant in the last month prior to the expiration or termination of the Lease, which shall be payable on a per diem basis, not to exceed the amount permitted to be charged by a Landlord under applicable _________________ law. Notwithstanding that Landlord may allow Tenant to continue in possession after the expiration or sooner termination of this Lease, neither that nor the provisions of this section shall constitute a waiver of any of Landlord’s rights under this section or this Lease. Further, notwithstanding the payment of rent by Tenant and acceptance thereof by Landlord as provided in this section, Tenant shall be in continuing breach of this Lease at any time or during any period in which Tenant is a holdover tenant.

C-1 - 36 52849361.2 ARTICLE 14 - SURRENDER AND REMOVAL Section 14.1 Surrender of Possession. Upon the expiration of the Term, the Extended Term(s) or any earlier termination thereof, Tenant shall surrender to Landlord possession of the Ground Leased Premises and all improvements constructed and installed thereon in their “as is, where is” condition with all faults. Tenant may remove, or cause to be removed, all personal property and equipment of Tenant, other than permanent fixtures, from the Ground Leased Premises within thirty (30) days after the date of any termination of this Lease; thereafter all such personal property and equipment not removed shall belong to Landlord without the payment of any consideration. Section 14.2 Tenant’s Quitclaim. Upon the expiration of the Term or any Extended Term, or any sooner termination of this Lease, Tenant agrees that its interests shall be quit claimed to Landlord without necessity of further action, provided, however, that Tenant shall, upon request, execute, acknowledge and deliver to Landlord an instrument in writing, releasing and quitclaiming to Landlord all right, title and interest of Tenant in and to the Ground Leased Premises and all improvements reasonably acceptable to Tenant. ARTICLE 15 - GENERAL PROVISIONS Section 15.1 Conditions and Covenants. All of the provisions of this Lease shall be deemed as running with the land, and construed to be “conditions” as well as “covenants” as though the words specifically expressing or imparting covenants and conditions were used in each separate provision. Section 15.2 Survival of Indemnities. All representations, warranties and indemnities of Tenant under this Lease shall survive the expiration or sooner termination of this Lease for a period of twelve (12) months. Section 15.3 No Waiver of Breach. No failure by either Landlord or Tenant to insist upon the strict performance by the other of any covenant, agreement, term or condition of this Lease, or to exercise any right or remedy consequent upon a breach thereof, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. No waiver of any breach shall affect or alter this Lease, but each and every covenant, condition, agreement and term of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach. Section 15.4 [Intentionally Omitted]. Section 15.5 Unavoidable Delay. If either party shall be delayed or prevented from the performance of any act required by this Lease by reason of acts of God, other casualties, strikes, lockouts, labor disputes, inability to procure materials through use of commercially reasonable efforts, restrictive governmental laws or regulations, unreasonable delays in transportation, delays by public utility companies without fault and beyond the reasonable control of the party obligated, adverse weather conditions not reasonably anticipatable and resulting in the inability to perform, or other cause without fault and beyond the reasonable control of the party obligated (financial inability excepted) (each, a “Force Majeure Event”), performance of such act shall be excused for the period of the delay and the period for the performance of such act shall be

C-1 - 37 52849361.2 extended for a period equivalent to the period of such delay; provided, however, nothing in this section shall excuse Tenant from the prompt payment of any rental or other charge required of Tenant except as may be expressly provided elsewhere in this Lease. Section 15.6 Notices. Unless otherwise specifically provided in this Lease or by law, any and all notices or other communications required or permitted by this Lease or by law to be served on, given to, or delivered to any party to this Lease shall be in writing and shall be deemed duly served, given, delivered and received (i) when personally delivered (including confirmed overnight delivery service to the party to whom it is directed), or (ii) in lieu of such personal delivery, when three (3) business days have elapsed following deposit thereof in the United States mail, first-class postage prepaid, certified, return receipt requested, or (iii) the next business day following delivery to a nationally recognized overnight carrier (e.g. Federal Express), addressed to: LANDLORD: _________________________ [Hospital] _________________________ _________________________ _________________________ WITH A COPY TO: Catholic Health Initiatives Attn: General Counsel 198 Inverness Drive West Englewood, Colorado 80112 WITH A COPY TO: Catholic Health Initiatives Attn: Corporate Real Estate Dept. 198 Inverness Drive West Englewood, Colorado 80112 TENANT: _________________________ _________________________ _________________________ _________________________ WITH A COPY TO: _________________________ _________________________ _________________________ _________________________ Either party may change its address for the purpose of this paragraph by giving written notice of such change to the other party in the manner provided in its paragraph. Section 15.7 Gender. The use herein of (a) any gender includes all others, and (b) the singular number includes the plural and vice-versa, whenever the context so requires.

C-1 - 38 52849361.2 Section 15.8 Captions. Captions in this Lease are inserted for convenience of reference only and do not define, describe or limit the scope or the intent of this Ground Lease or any of the terms hereof. Section 15.9 Entire Agreement. This Lease contains the entire agreement between the parties regarding the subject matter hereof. Any oral or written representations, agreements, understandings and/or statements shall be of no force and effect. Section 15.10 Waiver; Amendment. No modification, waiver, amendment, discharge or change of this Lease shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge or change is or may be sought. Section 15.11 Attorney’s Fees. If either party retains an attorney to enforce or interpret this Lease, the prevailing party shall be entitled to recover, in addition to all other items of recovery permitted by law, reasonable attorneys’ fees and costs incurred through litigation, bankruptcy proceedings and all appeals. Section 15.12 Time. Time is of the essence of each obligation of each party hereunder. Section 15.13 Governing Law. This Lease shall be construed and enforced in accordance with the laws of the State/Commonwealth of _________________. Section 15.14 Binding Effect. Subject to any provision of this Lease that may prohibit or curtail assignment of any rights hereunder, this Lease shall bind and inure to the benefit of the respective heirs, assigns, personal representatives, and successors of the parties hereto. Section 15.15 Execution of Other Instruments. Each party agrees that it shall, upon the other’s request, take any and all steps, and execute, acknowledge and deliver to the other party and all further instruments necessary or expedient to effectuate the purpose of this Lease. Section 15.16 Severability. If any term, provision, covenant or condition of this Lease is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Section 15.17 Counterparts. This Lease may be executed in one or more counterparts, each of which shall be deemed an original and when taken together will constitute one instrument. Section 15.18 Estoppel Certificate. Either party shall execute, acknowledge and deliver to the other party, within twenty (20) days after requested by the other party, a statement in writing certifying, if such is the case, that this Lease in unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified); the date of commencement of this Lease; the dates for which the rent and other charges have been paid; any alleged defaults and claims against the other party and providing such other information as shall be reasonably requested.

C-1 - 39 52849361.2 Section 15.19 Good Standing. Tenant represents and warrants that it is in good standing as of the Effective Date of this Lease, and covenants that it will remain in good standing under the applicable laws of the States/Commonwealths of ________ and _________________ at all times during the Term and any Extended Term of this Lease. Tenant’s breach of this representation or covenant shall constitute an Event of Default hereunder. Section 15.20 Memorandum of Lease. On or before the Effective Date, Landlord and Tenant shall execute and acknowledge a Memorandum of this Lease for purpose of recordation. This Memorandum shall be in the form attached hereto as Exhibit “F” and incorporated herein by reference. Section 15.21 Waiver of Trial by Jury. LANDLORD AND TENANT MUTUALLY, EXPRESSLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY FOR ANY PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, OR ANY CONDUCT OR COURSE OF DEALING OF THE PARTIES, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PERSONS. THIS WAIVER IS A MATERIAL INDUCEMENT TO LANDLORD TO ACCEPT DELIVERY OF THIS LEASE. Section 15.22 [Intentionally Omitted]. Section 15.23 Platting. Landlord and Tenant acknowledge and agree that the Ground Leased Premises are a part of a larger parcel of land owned by Landlord and that if requested by Landlord or to the extent required by applicable law, the parties will plat and subdivide the Ground Leased Premises as a separate parcel. Landlord acknowledges and agrees that it will cooperate with Tenant in the platting process with the applicable governmental authorities (at no cost to Landlord), which cooperation shall include, but shall not be limited to, joinders in applications for platting, attendance and support at public hearings and at meetings with governmental staff and joining in the final plat for the Ground Leased Premises, all as required by the applicable governmental authority and applicable laws. Section 15.24 Counterparts. Intentionally omitted. Section 15.25 Financial Information/List of Hospital Physicians. Upon Tenant’s reasonable written request, but no more frequently than once per year unless such request is in connection with the sale or refinancing of the MOB, Landlord shall provide to Tenant copies of Landlord’s most recent financial statements. Upon Tenant’s reasonable written request, but no more frequently than once every three months, Landlord shall provide Tenant with a current list of all physicians on the staff of the Hospital and any affiliated hospitals in the _________________ area. [Signatures on following page(s).]

C-1 - 40 52849361.2 IN WITNESS WHEREOF, this Lease has been executed on the respective dates set forth below. Signed, sealed and delivered in the presence of: LANDLORD: _________________________, a _________________ Print Name: By: Name: Title: Print Name: TENANT: _____________________________ a _________________ Print Name: Print Name: By: Name: . _________________ Title:

C-1 - 41 52849361.2 EXHIBIT “A” LEGAL DESCRIPTION OF LEASED PREMISES

C-1 - 42 52849361.2 EXHIBIT “B” SITE PLAN

C-1 - 43 52849361.2 EXHIBIT “C” PERMITTED ENCUMBRANCES

C-1 - 44 52849361.2 EXHIBIT “D” PHASE I

C-1 - 45 52849361.2 EXHIBIT “E” MEMORANDUM OF LEASE This Memorandum of Lease (this “Memorandum”) is made as of the _____ day of__________ , 2016, by and between _________________________, a _________________ (“Landlord”), and _________________________, a _________________ (“Tenant”), to give notice of the below described lease. 1. Lease. On ________ ___, 2016, Landlord and Tenant entered into that certain Ground Lease (the “Lease”) whereby Landlord granted Tenant the right to lease that certain real property more particularly described on Exhibit ”1” attached hereto and by this reference incorporated herein (the “Leased Ground”). 2. Term. The initial Term of forty-nine (49) years commenced on _________, ____. Tenant may renew and extend the term of the Lease for three (3) additional consecutive option periods of ten (10) years each, subject to the terms of the Lease. 3. Restrictions. (a) Prohibitted Use. The Leased Ground and any improvements thereon shall be used solely for medical offices and for the practice of medicine and any other ancillary use and for no other purposes, except as otherwise approved in writing by Landlord, in its reasonable discretion. Tenant agrees that it shall not permit the Leased Ground or any improvements thereon or portion thereof to be used by Tenant or any occupant or tenant thereof (other than Landlord or its affiliate which may lease space in the MOB from time to time) for the following services without the express prior written approval of Landlord, which approval, except as otherwise provided in the Lease, shall be at the sole discretion of Landlord and may be withheld for any reason, reasonable or unreasonable, or for no reason at all: (i) ambulatory surgery procedures (as defined in the list of Medicare- covered ambulatory surgery procedures) or any other surgical or other procedures that require a general anesthetic (as opposed to only a local anesthetic); (ii) physical therapy; (iii) reference diagnostic imaging services (which include, without limitation, the following: fluoroscopy, computerized tomography (CT), radiation therapy, mammography and breast diagnostics, nuclear medicine testing, magnetic resonance imaging and positive emission tomography); (iv) cardiac catheterization; and (v) laboratory services, unless Landlord acknowledges in writing that laboratory services are not available to Tenant or such occupants on a commercially reasonable basis at the Hospital or any medically-related facility in _________ owned or operated by Landlord or an affiliate; provided, however, that Landlord’s consent shall not be required for x-ray, plane film radiography and ultrasound services, and Landlord shall not otherwise unreasonably withhold approval with respect to any other services identified under subsections (i) through (v) above, with respect to tenants of the MOB or physician employees of such tenants performing x-ray, plane film radiography or ultrasound services or other services identified under subsections (i) through (v) as such services relate to their own patients where such tenants or physician employees of such tenants are the treating professionals and such services are provided incidental to any such tenants or

C-1 - 46 52849361.2 physician employees of such tenants use of the MOB to the extent such services are customarily provided by a physician in the treatment of such physician’s patients in the ordinary and customary course of treatment within a physician office setting, provided that such services (A) may be performed under applicable law in a physician office setting, (B) are merely ancillary and incidental to such physician’s primary medical practice and do not constitute the physician’s primary medical practice or specialty nor the predominant services rendered by such physician to such physician’s patients and (C) such patients are not referred to such physician primarily for the purpose of obtaining such services. (b) ERD Restritions. Landlord is an affiliate of Catholic Health Initiatives (“CHI”), a Colorado nonprofit corporation, and the MOB is associated with the Hospital. As long as (i) the Hospital or the Hospital Operator are an affiliate of CHI, or (ii) the Land is owned, operated or managed by Landlord, or an affiliate of Landlord, or CHI, or any other entity subject to Canon Law of the Roman Catholic Church, the Leased Ground, or any part thereof leased hereunder (including, without limitation, the MOB), will at all times hereafter be used in a manner materially consistent with the Ethical and Religious Directives for Catholic Health Care Services, Fourth Edition, as promulgated by the United States Conference of Catholic Bishops, as amended from time to time, and as interpreted by the local bishop (the “ERDs”). The ERDs can be found at the following website: http://www.usccb.org/issues-and-action/human-life-and- dignity/healthcare/upload/Ethical-Religious-Directives-Catholic-Health-Care-Services- fifth-edition-2009.pdf. At no time during such period will any building, edifice, enclosure, structure, machinery, tools, supplies or equipment be constructed, installed, stored, repaired, attached or placed upon any part of the Leased Ground that will be designed, constructed, intended to be used primarily for, or equipped primarily to carry on, any activity which is inconsistent with the ERDs. The initial determination of whether any use is inconsistent with the ERDs will be made by Landlord or CHI. If Tenant or any subtenant does not agree with such determination, Landlord and Tenant will appoint a qualified moral theologian or ethicist who will be deemed to have final authority to resolve the disputed issue, and the costs incurred to resolve such issue shall be borne by the non-prevailing party. (c) Assignment and Subletting. Tenant may not assign, sublet or pledge its interest in the Lease without Landlord’s consent or enter into any agreement which could result in any lien upon the Leased Ground, except as set forth in the Lease. 4. Improvements. The improvements constructed on the Leased Ground are the property of Tenant and the same have been conveyed to Tenant by a Special Warranty Deed. Tenant, at its own costs and expense, shall maintain, repair and replace, or cause such to be done, to the Leased Ground, MOB and any other improvements thereon and appurtenances thereto and every part thereof, including without limitation all landscaping therein, in good order, condition and repair and in accordance with all applicable laws, rules, ordinances, orders and regulations of all governmental authorities. Tenant shall not suffer, create or permit any mechanic’s liens or

C-1 - 47 52849361.2 other liens to be filed against the fee of the Leased Ground nor against Tenant’s leasehold interest in the land, nor any buildings or improvements on the Leased Ground, by reason of any work, labor, services or materials supplied or claimed to have been supplied to Tenant or anyone holding the Leased Ground or any part thereof through or under Tenant. Pursuant to applicable law, Landlord’s interest as herein described shall not be subject to liens for improvements made by Tenant or any subtenant. 5. Other Terms and Provisions. The Lease contains other terms and provisions which are not set forth herein but which are acknowledged by Landlord and Tenant, and reference is here made to the Lease for a complete statement thereof, including Tenant’s right of first offer to purchase and develop the land more particularly described on Exhibit “2” to this Memorandum. 6. Memorandum; Counterparts. This Memorandum is executed for the purpose of being recorded in the office of the recorder where the Leased Ground is located to give notice of the existence of the Lease and the renewal options contained therein. In no event will this Memorandum be deemed to modify any of the terms and conditions of the Lease. This Memorandum may be executed in counterparts. 7. Addresses of the Parties. The respective addresses of the parties are as follows: Landlord: __________________________ __________________________ __________________________ __________________________ Tenant: _________________________ __________________________ __________________________ __________________________ Signature Page follows on next page

C-1 - 48 52849361.2 Signed, sealed and delivered in the presence of: LANDLORD: _________________________, a _________________ Print Name: By: Name: Title: Print Name: TENANT: _____________________________, a _________________ Print Name: Print Name: By: Name: _________________ Title: _____________________

C-1 - 49 52849361.2 ACKNOWLEDGEMENTS STATE OF ) ) ss. COUNTY OF ) The foregoing instrument was acknowledged before me this ___ day of ____________, 2015, by ____________________, as ____________________ of _________________________ on behalf of the corporation, who ____ is personally known to me or _____ produced his/her driver’s license as identification. NOTARY PUBLIC-State and County aforesaid Print/Type/Stamp Name: Commission Expiration Date: Notary Seal: STATE OF ) ) ss. COUNTY OF ) The foregoing instrument was acknowledged before me this ___ day of __________, 2015, by ____________________, as Authorized Representative of __________________________________________________, who ____ is personally known to me or _____ produced his/her driver’s license as identification. NOTARY PUBLIC-State and County aforesaid Print/Type/Stamp Name: Commission Expiration Date: Notary Seal:

Single Tenant Form Single Tenant Form C-2 - 1 52849361.2 EXHIBIT C-2 Space Lease MEDICAL OFFICE BUILDING LEASE THIS MEDICAL OFFICE BUILDING LEASE (this “Lease”) is made to be effective as of the date of last execution hereof (“Commencement Date”), between _____________________, a _______________ (“Landlord”), and _______________________, a _____________________ (“Tenant”). RECITALS: A. Subject to all the terms, provisions, and conditions of this Lease, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, on an exclusive basis, that certain medical office building which shall be deemed to contain ____________ Rentable Square Feet of space (“Building”) located at ________________________________ (the “Property”). The Property is legally described on Exhibit A attached to and incorporated into this Lease. The Property is leased to Tenant on an exclusive basis, together with the exclusive use of, and access to, all parking areas serving the property and the non-exclusive use of rights-of-way, and easements located adjacent to or otherwise serving the Property. “Rentable Square Feet” shall mean the actual rentable area of the Building as computed in accordance with Office Buildings: Standard Methods of Measurement and Calculating Rental Area (ANSI/BOMA Z65.1-2010), as promulgated by the Building Owner’s and Manager’s Association International. B. Tenant intends to use the Property for the purpose of clinical services, other healthcare purposes, and uses ancillary thereto (“Permitted Use”). AGREEMENT: NOW, THEREFORE, for and in consideration of the mutual covenants, promises and agreements herein contained, Landlord does hereby demise, lease, and rent unto Tenant and Tenant does hereby rent and lease from Landlord, on an exclusive basis, the Property, under and pursuant to the following terms and conditions: ARTICLE I. Demise, TERM AND TERMINATION 1.1 Term. Landlord leases to Tenant and Tenant leases from Landlord the Property for an initial term (“Initial Term”) of one hundred twenty (120) months, commencing on the Commencement Date first set forth above, and ending on _______________, 2026 (“Expiration Date”). The Initial Term, together with any exercised Renewal Term(s), if applicable, is referred to herein as the “Term”. Notwithstanding the foregoing, in the event either party terminates this Lease prior to the first anniversary of the Commencement Date, then the parties shall not enter into another agreement for the same or substantially the same space and/or services on terms

Single Tenant Form C-2 - 2 52849361.2 different from those specified herein for a period of twelve (12) months from the Commencement Date, unless to do so would not result in there being a non-excepted financial relationship between a physician and Tenant for purposes of the Ethics in Patient Referrals Act of 1989, as amended, 42 U.S.C. § 1395nn (“Stark Law”), as determined by Tenant, in its sole discretion. In addition, Landlord and Tenant hereby agree that, in the event Landlord and Tenant enter into any extension, renewal, restatement, amendment or replacement of this Lease, Landlord shall not be liable or responsible for any lease commissions or fees related thereto. Tenant may use a real estate broker for such extension, renewal, restatement, amendment or replacement so long as Tenant shall be solely responsible for any and all such leasing commissions and fees. Tenant agrees to indemnify, defend and hold Landlord harmless from and against any claims or potential claims for leasing commissions and other fees related to any such extensions, renewals, restatements, amendments or replacements of this Lease. ARTICLE II. FINANCIAL ARRANGEMENT 2.1 Rental Rate. (a) Rent. Tenant agrees to pay and Landlord agrees to accept a base rent (“Base Rent”), paid in equal monthly installments, for the lease of the Property in the following amounts for the following periods of time: PERIOD Annual Base Rent Monthly Base Rent Month 1 – Month 12 Month 13 – Month 24 Month 25 – Month 36 In addition, Tenant agrees to pay and Landlord agrees to accept the additional rent as set forth in Section 2.1(b) below (“Additional Rent”). All sums of Base Rent plus Additional Rent are sometimes herein collectively referred to as “Rent”. (b) Additional Rent. To the extent not paid by Tenant directly, Tenant covenants and agrees to pay to Landlord as Additional Rent, the Operating Expenses, as defined below. Notwithstanding the foregoing or anything to the contrary contained in this Lease, it is intended that to the greatest extent possible, Tenant shall contract directly for Operating Expenses and shall pay its service-providers and laborers directly and shall only be required to pay Additional Rent to Landlord if Landlord incurs or pays an Operating Expense directly. (i) Estimated Operating Expenses. On an annual basis, and at such other times during such calendar year as Landlord shall deem it necessary, Landlord shall provide to Tenant a written statement (“Notice of Estimate”) setting forth (i) Landlord’s estimate of the Operating Expenses that Landlord expects to incur for that calendar year (“Estimated Operating Expenses”); and (ii) the amount of each installment of the Estimated Operating Expenses (“Additional

Single Tenant Form C-2 - 3 52849361.2 Rent Installments”), which shall include one-twelfth (1/12th) of the estimated annual amount of Taxes (as defined below). Tenant shall thereafter pay to Landlord in advance, with each payment of Base Rent, the Additional Rent Installments, beginning with the Base Rent due on the first day of the month immediately following the date of the Notice of Estimate. (ii) Actual Operating Expenses. Landlord shall within a period of ninety (90) days after the close of each calendar year, notify Tenant by written itemized statement (“Notice of Comparison”) of (i) the total amount Landlord actually paid or incurred (depending upon whether Landlord utilizes an accrual or cash basis accounting system) as the Operating Expenses during the calendar year covered by the Notice of Comparison (“Actual Operating Expenses”); and (ii) the difference, if any, between the Actual Operating Expense and the Estimated Operating Expenses payable by Tenant (“Additional Rent Adjustment”). (iii) Adjustment of Additional Rent. If the Notice of Comparison provides there is an Additional Rent Adjustment payable by Tenant, then Tenant shall, within thirty (30) days after Tenant receives the Notice of Comparison, pay to Landlord the amount set forth in the Notice of Comparison as the amount of the Adjustment of Additional Rent payable by Tenant. If the Notice of Comparison provides there is an Additional Rent Adjustment payable by Landlord, then Landlord shall, within thirty (30) days after delivery of the Notice of Comparison return to Tenant the amount set forth in the Notice of Comparison as the amount of the Adjustment of Additional Rent due to Tenant. (iv) Audits of Operating Expenses. Tenant shall have the right at reasonable times within one hundred eighty (180) days from receipt of the Notice of Comparison to audit Landlord’s books and records relating to (and only relating to) the Operating Expenses for any calendar year Additional Rent becomes due and thereafter shall provide to Landlord a report of the Operating Expenses audited (“Audit”). If the Audit results in a change in the Actual Operating Expenses, the resulting Additional Rent Adjustment shall be paid or adjusted in accordance with the provisions of Sections 2.1(b)(iii) above and 2.1(b)(v) below. (v) Adjustment of Additional Rent After Term. Notwithstanding the expiration of the Term, Tenant shall, within thirty (30) days after the date of a Notice of Comparison for the calendar year in which the Term terminates or expires, pay to Landlord, any Additional Rent Adjustment payable by Tenant. Conversely, if the Notice of Comparison provides there is an Additional Rent Adjustment payable by Landlord, then Landlord shall apply the overpayment to reduce any unsatisfied obligations of Tenant to Landlord, and the balance, if any, shall be returned to Tenant at the address of Tenant provided to Landlord upon expiration of the Term. (vi) Operating Expenses. “Operating Expenses” shall mean all costs or expenses for operation, repair, maintenance, and management of the Property,

Single Tenant Form C-2 - 4 52849361.2 including, without limitation, the costs or expenses for: (a) water, sewage disposal, drainage, refuse collection, gas, electricity, light, power, or other utility services (collectively, “Utilities”); (b) maintenance and repair of the Property; (c) taxes, assessments or other impositions that may be levied, assessed, or imposed upon or with respect to the Property or any part thereof, or personal property at any time situated thereon, including, without limitation, real property, ad valorem, personal property, gross income, franchise, withholding, profits, rent, single business, value added, excise, occupancy, use, impact fees, sales and gross receipts taxes (collectively, “Taxes”); (d) casualty, liability, and other insurance required to be obtained by the parties pursuant to this Lease; (e) [Condominium Dues and Assessments]; and (f) Capital Expense Installments (as defined in subsection (viii) below). [FOR SINGLE TENANT PROPERTIES WHERE PROPERTY MANAGEMENT SERVICES ARE REQUESTED: (g) property management fees (not to exceed 4% of the gross revenues for the Building) and salaries, fringe benefits, payroll taxes and related costs for on-site Building manager and Building Engineer.] (vii) Excluded Expenses. The term “Operating Expenses” shall not include the following, to the extent applicable to the Property: (i) repairs, restoration, or other work occasioned by fire, windstorm, or other casualty or condemnation to the extent covered by insurance or condemnation proceeds; (ii) advertising and promotional expenses; (ii) depreciation or amortization allowance or expense; (iii) interest on indebtedness or any costs of financing or refinancing the Property; (iv) compensation paid to all employees of Landlord; (v) late fees or penalties (vi) income, capital stock, succession, transfer, franchise, gift, estate or inheritance taxes of Landlord; (vii) the cost of any removal, treatment, or abatement of any hazardous materials on the Property created or generated by Landlord; (viii) the portion of any costs that are allocable to any other properties of Landlord or any of its affiliates; and (ix) costs or expenses (including fines, penalties, and legal fees) incurred due to the violation by Landlord, its employees, agents, and/or contractors, of any terms and conditions of this Lease. (viii) Capital Expenses. Costs borne by Landlord for alterations, capital improvements, equipment replacements, and other items which under generally accepted accounting principles (“GAAP”) are properly classified as capital expenses (“Capital Expense”) are to be included within Operating Expenses as provided for in this Subsection (viii). Landlord shall include a Capital Expense in the Operating Expenses on an installment basis by amortizing the Capital Expense over its estimated useful life, together with interest on the unamortized costs at a 4.5% interest rates on the date such costs were incurred, based on a monthly amortization schedule (each month being a “Capital Expense Installment”). Tenant shall thereafter pay to Landlord in arrears, with each payment of Base Rent, the Capital Expense Installment for the relevant month until the relevant Capital Expense has been fully amortized. 2.2 Rental Payments. The Rent shall be payable in advance without necessity of demand in equal monthly installments beginning on the Commencement Date, and thereafter on

Single Tenant Form C-2 - 5 52849361.2 the first day of every calendar month throughout the Term. If either the Commencement Date or the Expiration Date is on a day other than the first or last day of the month, the monthly Rent for such first and/or last month of this Lease shall be prorated, based upon a thirty (30) day month. All Rent payments shall be made payable to Landlord at Landlord’s address for notices set forth in Section 10.5 of this Lease, or to such other place as Landlord may from time to time designate in writing to Tenant. ARTICLE III. OBLIGATIONS and representations 3.1 Utilities. Tenant shall be responsible for the cost of all Utilities for the Property, including, without limitation, electricity, gas, water and sewer, telephone and all other communication services, all energy sources for the Property, such as propane, butane, natural gas, steam, electricity, solar energy and fuel oil, and any other utilities used in the maintenance, operation, use occupancy and administration of the Building and the Property. Tenant shall cause all such utility services to the Property to be metered in its own name or in the name of its subtenants and shall pay or cause to be paid all charges and deposits for such Utilities. Tenant shall use Utilities only within the capacity of the circuits in the Building. 3.2 Failure of Utilities. Landlord shall not be liable for damages resulting from Utilities interruptions caused by casualty, accident, labor dispute or any other cause, nor shall any interruptions be deemed an actual or constructive or partial eviction or result in any abatement of Rent. 3.3 Landlord Representations. Landlord hereby represents to Tenant that Landlord is the owner in fee simple of the Property and all improvements thereon and has the right and authority to enter into this Lease. Tenant acknowledges and agrees that, prior to the Commencement Date, it or its affiliate has been in continuous possession and occupancy of the Property and therefore, Tenant has full and complete knowledge of all conditions of the Property, including, without limitation, the physical condition of the Property. Accordingly, as of the Commencement Date, Landlord has delivered actual and exclusive possession of the Property to Tenant in an “as is, where is” condition without representation or warranty except Landlord’s warranty of title set forth in the immediately preceding sentence. Tenant acknowledges that Landlord’s title to the Property is subject to all matters of record, each of which has been examined by and is acceptable to Tenant (the “Title Matters”). To the extent required therein, Tenant agrees to timely comply with any requirements contained in the Title Matters. LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE PREMISES OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, SUITABILITY, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, WITH REGARD TO DESIGN OF THE PREMISES OR ANY PART THEREOF AS REGARDS PREVENTING, CONTROLLING, AND/OR MINIMIZING MICROBIAL CONTAMINATION AND INFECTIOUS DISEASES, OR WITH REGARD TO COMPLIANCE WITH ANY MEASURES, REQUIREMENTS OR SYSTEMS RECOMMENDED OR REQUIRED BY THE UNITED STATES CENTERS FOR DISEASE CONTROL AND PREVENTION (“CDC”) AND ANY OTHER APPLICABLE REGULATORY AGENCIES IN ORDER TO PREVENT, CONTROL, AND/OR MINIMIZE MICROBIAL CONTAMINATION AND INFECTIOUS

Single Tenant Form C-2 - 6 52849361.2 DISEASES, AS TO QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY TENANT. TENANT ACKNOWLEDGES THAT THE PREMISES HAS BEEN INSPECTED BY TENANT AND IS SATISFACTORY TO IT. LANDLORD HEREBY DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE RELATIVE TO THE PREMISES OR ANY COMPONENT PART THEREOF. Tenant acknowledges and agrees that except for Landlord’s warranty as to title to the Property, and matters caused by the intentional or negligent act of Landlord, no representations or warranties, express or implied, have been made by Landlord, or by any person, firm or agent acting or purporting to act on behalf of Landlord, as to (i) the presence or absence on or in the Property of any particular materials or substances (including, without limitation, asbestos, hydrocarbons or hazardous or toxic substances), (ii) the condition or repair of the Property or any portion thereof, (iii) the value, expense of operation or income potential of the Property, (iv) the accuracy or completeness of any structural reports, environmental audits or other information provided to Tenant by any third party contractor relative to the Property (regardless of whether the same were retained or paid for by Landlord), or (v) any other fact or condition which has or might affect the Property or the condition, repair, value, expense of operation or income potential thereof. Tenant represents that the officers of Tenant are knowledgeable and experienced in the leasing of properties comparable to the Property and agrees that Tenant will be relying solely on Tenant’s knowledge concerning the nature and condition of the Property in leasing the Property. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN NEGOTIATED AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION BY LANDLORD OF, AND LANDLORD DOES HEREBY DISCLAIM, ANY AND ALL WARRANTIES BY LANDLORD, EXPRESS OR IMPLIED, WITH RESPECT TO THE PREMISES OR ANY PORTION THEREOF, WHETHER ARISING PURSUANT TO THE UNIFORM COMMERCIAL CODE OR ANY OTHER LAW NOW OR HEREAFTER IN EFFECT OR OTHERWISE, AND TENANT HEREBY ACKNOWLEDGES AND ACCEPTS SUCH EXCLUSION, NEGATION AND DISCLAIMER, SUBJECT TO LANDLORD’S WARRANTY OF TITLE. 3.4 Environmental Conditions. Tenant shall not cause, nor permit, any hazardous or toxic substances to be brought upon, produced, stored, used, discharged or disposed of in, on or about the Property with except as used in the ordinary course of Tenant’s business and then only in compliance with all applicable environmental laws. Landlord agrees to indemnify, defend, and hold harmless Tenant for any (i) violation of federal, state, or local law, ordinance, or regulation resulting from any environmental condition in or about the Property occurring prior to the Commencement Date of this Lease caused or created by Landlord; or (ii) personal injury or property damages resulting from the presence, storage or generation of any hazardous substances on or about the Property caused by Landlord or any party under Landlord’s reasonable control. ARTICLE IV. USE and SIgnage 4.1 Use of Property. Tenant covenants and agrees, so long as this Lease remains in force, to use the Property for the Permitted Use. 4.2 Signs. Tenant shall be entitled to have its name displayed on all building standard

Single Tenant Form C-2 - 7 52849361.2 signage, including, but not limited to, monument signage, if available. Tenant shall be entitled to any additional signage provided such signage is in compliance with applicable local law requirements. ARTICLE V. CONDITION OF PREMISES, MAINTENANCE, and CASUALTY 5.1 Maintenance. (a) Tenant’s Obligation. Tenant shall, throughout the Term, preserve in good working order (subject to ordinary wear and tear and damage by fire or other casualty) and maintain and perform all maintenance, repairs and replacements to the Building and/or the Property, except those portions that are the Landlord’s obligation as set forth in Section 5.1(b) below, as set forth and otherwise in compliance with applicable state statutes and regulations governing health care facilities (including, but not limited to, any applicable federal or state requirements), and to otherwise keep the Property in a reasonably safe and serviceable condition. (b) Landlord Obligation. Landlord and Tenant hereby agree that Landlord shall, without limitation, perform all maintenance, repairs and replacements to the Building and/or the Property that are Capital Expenses, including but not limited to the structural portions of the Building and all equipment and systems serving the Building and/or the Property. 5.2 Disposal of Hazardous Materials or Infectious Waste. It shall be Tenant’s responsibility to dispose of any hazardous material and infectious waste (as such terms are defined by applicable federal, state, and local environmental laws and shall specifically include but not be limited to, without limitation, all radioactive materials, bulk blood, and blood products; cultures or specimens from medical, pathological, pharmaceutical, research, commercial, and industrial laboratories; human tissues, organs, body parts, secretions, blood, and body fluids removed during surgery and autopsies; the carcasses and body parts of all animals exposed to pathogens in research, used in the vivo testing of pharmaceuticals or that died of known or suspected infectious diseases; needles, syringes, and scalpel blades) from the Property. To this end, Tenant shall see to it that all such hazardous material and infectious waste are temporarily stored on the Property in a manner consistent with applicable laws and approved by Landlord. Tenant shall be responsible for all costs and expenses associated with such removal. Tenant shall not cause or permit any hazardous materials or infectious waste to be disposed on, under, or about the Property or Landlord’s surrounding property. Tenant shall not place or permit to be placed any hazardous materials or infectious waste in any trash dumpster or other garbage collection bin provided by Landlord for the disposal of non-infectious waste or garbage. 5.3 Rules and Regulations. Tenant and Tenant’s agents, employees, invitees, and visitors shall comply fully with the rules and regulations attached hereto are hereby incorporated into this Lease as Exhibit B (“Rules and Regulations”). The Rules and Regulations may be changed or amended by Landlord in its reasonable judgment at any time and from time to time, provided that such changes do not materially diminish the right of Tenant or increase Tenant’s obligations under this Lease.

Single Tenant Form C-2 - 8 52849361.2 5.4 Right of Landlord to Inspect and Repair. Landlord and its agents, employees, and independent contractors shall have the right to enter the Property upon at least twenty-four (24) hours prior notice (except in cases of emergency) to perform its obligations under this Lease or examine the Property only in accordance with the terms of this Lease, including, but not limited to, this Section 5.4. Landlord may perform routine maintenance and repairs during regular business hours upon reasonable prior notice to Tenant. Except in the case of an emergency, if Landlord is required to do any major repair or maintenance work that is likely to interrupt Tenant’s operations at the Property, Landlord will use commercially reasonable efforts to perform such work after-hours. Landlord shall be liable for all loss, damage, or injury to person or property and shall indemnify and hold Tenant harmless from all claims, losses, costs, expenses, and liability, including reasonable attorney’s fees resulting from Landlord’s entry except to the extent caused by the negligence or intentional acts of Tenant or its employees. Landlord acknowledges that Tenant is required by law to protect the privacy rights of its patients pursuant to: (i) the Administrative Simplification Requirements of the Health Insurance Portability and Accountability Act of 1996, as amended (“HIPAA”) and the regulations promulgated thereunder, including, the Standards for Privacy of Individually Identifiable Health Information and the Security Standards for the Protection of Electronic Protected Health Information (45 C.F.R. Parts 160 and 164); and (ii) the security and privacy provisions of the American Recovery and Reinvestment Act (“ARRA”), including the Health Information and Technology for Economic and Clinical Health Act (“HITECH”), and the regulations promulgated thereunder, as all of these may be amended from time to time. Accordingly, except in the case of an emergency, Landlord’s right to enter the Property and to make alterations, repairs, replacements, improvements, or additions to the Property shall be subject to reasonable advance written notice to Tenant; provided, however, such advance written notice shall not be less than twenty-four (24) hours prior to entry. Tenant, in its sole discretion, may require Landlord to be accompanied by an authorized employee or agent of Tenant at all times when Landlord requires access to the Property to ensure such Landlord access does not interfere with Tenant’s obligations to protect the privacy rights of its patients as described above. Landlord shall not make any material modifications to the Property (including, without limitation, the parking areas, driveways, and walks) without Tenant’s prior written consent, such consent not to be unreasonably withheld, conditioned, or delayed. 5.5 Nuisance. Tenant shall not commit any waste, or create, maintain, or suffer or permit to be created or maintained, any nuisances in or about the Property, including, but not limited to, loud noises, sound effects, offensive odors or chemicals, smoke, and dust. Should Landlord materially impair Tenant’s ability to use the Property for the Permitted Use, including but not limited to any activity that involves loud noises, sound effects, offensive or chemical odors, smoke, or dust, or is otherwise a nuisance, and the disruption continues for in excess of thirty (30) days after notice to Landlord from Tenant, Tenant shall have the right to either (a) terminate this Lease, without any additional notice or cure period required under Section 9.3, upon sixty (60) days’ written notice specifying the effective date of Tenant’s termination [OPTIONAL: together with a termination fee equal to three (3) months’ rent] and the parties shall be relieved of all further obligations under this Lease, except those that expressly survive such termination, or (b) implement such control measures as it deems reasonable to isolate

Single Tenant Form C-2 - 9 52849361.2 Tenant from such noise, odors, smoke, dust, or other nuisance, at Landlord’s sole cost and expense, as determined by Tenant in Tenant’s commercially reasonable discretion. 5.6 Parking. Tenant and Tenant’s employees and invitees shall have the exclusive right to park in the parking areas situated for the Property at no additional cost to Tenant. 5.7 Certain Rights Reserved To Landlord. Landlord reserves the following rights, each of which Landlord may exercise following reasonable prior written notice to Tenant, and the exercise of any such rights shall not be deemed to constitute an eviction or disturbance of Tenant’s use or possession of the Property and shall not give rise to any claim for set off or abatement of rent or any other claim: (a) to make repairs, alterations, additions or improvements, whether structural or otherwise, in and about the Property, and for such purposes, on reasonable advance notice (except in an emergency), to enter upon the Property in accordance with Section 5.4 of this Lease, temporarily close doors, corridors, and other areas on the Property and interrupt or temporarily suspend services, provided that Landlord shall schedule such work so as to minimize interference with Tenant’s business; (b) to retain at all times, and to use in appropriate instances, keys to all doors within and associated with the Property; provided that, except in the event of an emergency threatening injury to persons or damage to property, Landlord agrees to give Tenant reasonable prior notice of any entry onto the Property; (c) to show or inspect the Property at reasonable times and, if vacated or abandoned, to prepare the Property for re-occupancy subject to the access provisions of this Lease; and (d) to install, use, and maintain in and through the Property, pipes, conduits, wires, and ducts serving the Property, provided that such installation, use, and maintenance does not unreasonably interfere with Tenant’s use of the Property. ARTICLE VI. IMPROVEMENTS & FIXTURES 6.1 Alterations or Improvements. Tenant is prohibited from making any alterations or improvements to the Property without Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. In the event Tenant proposes to make any alteration, Tenant shall, prior to commencing such alteration, submit to Landlord for prior written approval: (i) plans and specifications; (ii) names, addresses and copies of contracts for all contractors; (iii) all necessary permits evidencing compliance with all applicable governmental rules, regulations and requirements; and (iv) certificates of insurance in form and amounts required by Landlord. Tenant shall pay the entire cost of the alteration. Each alteration shall be performed in a good and workmanlike manner, in accordance with the plans and specifications. In addition, each alteration shall be performed in compliance with all applicable governmental and insurance company laws, regulations and requirements. Upon the completion of such alterations or improvements, Tenant shall deliver, if applicable, final “as-built” drawings to Landlord. Notwithstanding the foregoing, Tenant may make alterations of a purely non- structural, decorative nature without Landlord’s prior written consent if such alterations do not (a) require the issuance of a building permit, (b) affect the base building mechanical, electrical or plumbing systems or equipment in the Building, and (c) exceed an aggregate total cost of $50,000. In no event shall Landlord charge Tenant a construction oversight supervisory fee for such alterations or improvements.

Single Tenant Form C-2 - 10 52849361.2 6.2 Improvements to Landlord’s Property. All alterations and improvements that are affixed to the Property (but specifically excluding Tenant’s personal property, trade fixtures, equipment and furniture) shall remain in place at the Property and become property of Landlord when the Term expires. 6.3 Removal of Trade Fixtures. After the expiration or termination of this Lease, at no charge to Tenant, Tenant shall have the right to remove any trade fixtures, equipment, furniture, and fixtures, provided that Tenant restores the Property at Tenant’s expense promptly after such removal to the condition in which it was delivered to Tenant, acts of God, Landlord, and Landlord’s agents, representatives, employees, independent contractors or invitees, condemnation, ordinary wear, and tear, and events of casualty excepted. This right of removal shall not include the right to remove any plumbing, wiring, linoleum, or carpeting glued to the floor, unless the same is replaced. 6.4 Liens. Upon completion of any alteration that require Landlord’s consent, Tenant shall promptly furnish Landlord with sworn owner’s and contractors’ statements and full and final waivers of lien covering all labor and materials included in such alteration. Tenant shall not permit any mechanic’s lien to be filed against the Property, or any part thereof, arising out of any alteration performed by or on behalf of Tenant. If any such lien is filed, Tenant shall within sixty (60) days thereafter have such lien released of record or deliver to Landlord a bond or title insurance in form, amount, and issued by a surety or title insurance company reasonably satisfactory to Landlord. 6.5 Improvement Allowance. During the Initial Term, Tenant shall be entitled to a tenant improvement allowance (“Improvement Allowance”) in the amount of Four and 00/100 Dollars ($4.00) per square foot of the Premises for Tenant’s actual costs relating to the design, permitting and construction of Tenant's improvements (“Improvements”). Upon written request of Tenant and provided that no Event of Default (as defined in Section 9.1 below) has occurred and is continuing, Landlord shall pay all or any portion of the Improvement Allowance to Tenant, within thirty (30) days after Landlord’s receipt of (a) paid invoices from the Tenant’s contractors and (b) lien waivers/releases relating to the work that has been completed. If the actual cost of the Tenant Improvements is expected to exceed the Improvement Allowance (“Excess Costs”), Tenant will notify Landlord prior to commencement of the Improvements and, subject to Landlord’s reasonable approval, and at Tenant’s election, the Excess Costs will be amortized over the remaining portion of the Initial Term at an interest rate of nine percent (9%), payable in equal monthly installments as Additional Rent, or will be paid by Tenant. ARTICLE VII. INDEMNITY, insurance, casualty, and condemnation 7.1 Indemnities. (a) Tenant’s General Indemnity of Landlord. Tenant agrees to defend, indemnify, and hold harmless Landlord and its agents and employees, from and against any and all liability, losses, suits, claims, demands, and actions for personal injury, including, but not limited to, death and property damage, and all costs and expenses associated therewith (including but not limited to reasonable attorneys’ fees) for (i)

Single Tenant Form C-2 - 11 52849361.2 injuries to any persons and damage to or theft, misappropriation, or loss of property occurring on the Property and (ii) any breach, violation, or non-performance of any obligation of Tenant hereunder; provided, however, that Tenant shall not indemnify Landlord or its agents or employees, from or in respect of any claim or matter which results from the (y) negligence or willful act or omission of Landlord or any of its shareholders, directors, officers, servants, clients, customers, invitees, licensees, tenants, guests, agents, or employees or (z) breach or default by Landlord in the performance of its obligations under this Lease. (b) Landlord’s General Indemnity of Tenant. Landlord agrees to defend, indemnify and hold harmless Tenant and its agents and employees, from and against any and all liability, losses, suits, claims, demands, and actions for personal injury, including, but not limited to, death and property damage, and all costs and expenses associated therewith (including but not limited to reasonable attorneys’ fees), for (i) injuries to any persons and damage to or theft, misappropriation or loss of property occurring in or about the Property and (ii) any breach, violation, or non-performance of any obligation of Landlord hereunder; provided, however, that Landlord shall not indemnify Tenant or its agents or employees from or in respect of any claim or matter which results from the (y) negligence or willful act or omission of Tenant or any of its shareholders, directors, officers, servants, clients, customers, invitees, licensees, guests, agents, or employees or (z) breach or default by Tenant in the performance of its obligations under this Lease. 7.2 Tenant’s Insurance. Tenant, at Tenant’s expense, shall procure and maintain, during the Term of this Lease, comprehensive general liability insurance with limits of not less than $1,000,000 for personal injury (including death) and $500,000 for property damage, and professional liability insurance covering the risk of personal injury or death with limits of not less than $1,000,000 per occurrence and $3,000,000 in the aggregate or the professional liability coverage required under the laws of the state in which the Property is located. Tenant shall procure and maintain property insurance with extended coverage and business interruption protection (as well as cause subtenants of the Property to carry such insurance) in the amount of the full replacement value of all Tenant’s personal property, equipment, and leasehold improvements made by Tenant, insuring against all loss and damage resulting from fire, all other perils covered by “special perils” coverage The policy or policies shall be issued by a company or companies licensed to do business in the state in which the Property is located and shall name Landlord as an additional insured. Tenant shall deliver to Landlord certificates for all insurance policies required to be maintained by Tenant within thirty (30) days after Landlord’s written request. Tenant may elect to carry its insurance pursuant to a captive-carrier or self-insurance program [subject to customary and reasonable requirements to be established]. [CHI’s risk department to review this section; additional discussion needed.] 7.3 Landlord’s Insurance. Landlord shall cause to be maintained, during the Term, with solvent and responsible companies qualified to do business in the state in which the Property is located and in good standing: (i) commercial property insurance with special causes of loss coverage for the Property in an amount equal to one hundred percent (100%) of the full replacement value of the Building (excluding the value of improvements installed by Tenant), with no exclusions or limitations not generally accepted by owners of comparable buildings in

Single Tenant Form C-2 - 12 52849361.2 the area of the Property and extended coverage endorsements, including, without limitation, rental interruption coverage; and (ii) commercial general liability insurance covering injuries occurring on the Property, which shall provide for a combined coverage for bodily injury and property damage in an amount not less than $1,000,000 per occurrence and $3,000,000 in the aggregate. Landlord shall deliver to Tenant certificates for all insurance policies required to be maintained by Landlord within thirty (30) days after Tenant’s written request. 7.4 Waiver of Subrogation. Landlord and Tenant hereby release each other and each other’s agents and employees of liability and responsibility, and each waives its entire claim of recovery, for: (i) any loss or damage to the real or personal property of each other covered by insurance (or self-insurance) actually maintained, or required to be maintained under this Lease, by the party granting the release; and (ii) any loss relating to business interruption at the Property. The foregoing releases shall be applicable even though the loss or damage may have been caused by the negligence of the party hereby released, it being understood that each party shall look solely to its own insurance (or self-insurance) in the event of any such loss or damage. Notwithstanding the foregoing release provisions, Landlord and Tenant agree that such releases shall not apply to any loss or damage that results from Landlord or Tenant, as applicable, breaching its maintenance and repair obligations under this Lease. Landlord and Tenant shall cause their respective insurance companies to consent to such releases and to include a waiver of subrogation endorsement in each of their insurance policies. [CHI’s risk department to review this section; additional discussion needed.] 7.5 Responsibility for Own Acts. Each party shall be responsible for its own acts and omissions and shall be liable for payment of that portion of any and all claims, liabilities, injuries, suits, and demands and expenses of all kinds that may result or arise out of any alleged malfeasance or neglect caused or alleged to have been caused by such party and its employees, agents, contractors, or subcontractors in the performance or omission of any act or responsibility of such party under this Lease. In the event that a claim is made against both parties, it is the intent of both parties to cooperate in the defense of the claim and to cause their insurers to do likewise. Both parties shall, however, retain the right to take any and all actions they believe necessary to protect their own interests. The provisions of this Section shall survive the termination or expiration of this Lease. 7.6 Casualty Event. In the event of damage or destruction of the Property through a casualty event which makes the Property totally or partially unusable by Tenant for the intended purposes (a “Casualty”), then (a) if there is one (1) year or less left in the then current Term of this Lease, then either Tenant or Landlord may terminate this Lease by written notice to the other, and (b) if more than one (1) year is left on the then current Term of this Lease, then this Lease shall continue in effect provided that Landlord and Tenant determine, in their reasonable judgment that adequate insurance proceeds will be available to rebuild the Property and that such rebuilding can be accomplished in no more than one hundred eighty (180) days, otherwise this Lease shall automatically terminate as of the date of the Casualty and Base Rent and Additional Rent shall be apportioned as of the date of the Casualty and the parties shall have no further liability to each other under this Lease. In the event neither Landlord nor Tenant elect to terminate this Lease, then Landlord shall rebuild the Property in a diligent and timely manner as soon as possible, but in no event longer than such 180-day period following such Casualty

Single Tenant Form C-2 - 13 52849361.2 pursuant to plans and specifications to be approved by Tenant, which approval shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Tenant shall have the right to terminate this Lease, upon thirty (30) days’ written notice to Landlord, in the event of a Casualty, and any of the following occurs: (i) the time required for substantial completion of restoration is reasonably estimated to take more two hundred seventy (270) days from the date of the Casualty; (ii) Landlord has not commenced repairs and/or restoration within ninety (90) days from the date of such Casualty (provided Landlord has received insurance proceeds); or (iii) Landlord has not completed repairs and/or restoration within one hundred eighty (180) days after commencement of such repairs or restoration; upon which Base Rent and Additional Rent shall be apportioned as of the date of the Casualty. 7.7 Abatement of Rental. In event of a Casualty, a just and proportionate part of the Rent shall abate from the date of such Casualty until the Building has been repaired and restored. 7.8 Condemnation. In the event the whole or a portion of the Property is taken as a result of the exercise of the power of eminent domain or condemnation for public or quasi-public use or sale, then Landlord shall be entitled to receive and retain the amount awarded for such taking of the Property and for Landlord’s business loss. Tenant shall be entitled to receive and retain such amounts as may be allocable to the taking of its fixtures, equipment, personal property, and furniture and its leasehold improvements which are not Landlord’s property and for moving damages. Upon receipt of a notice of the eminent domain proceedings or condemnation, the party receiving such notice shall within thirty (30) days of receipt deliver a copy of such notice to the other party. Tenant and Landlord, at either party’s option, upon receipt of such notice, shall have the right to terminate this Lease effective as of the date of the taking of the Property by giving prior written notice to the other party. ARTICLE VIII. COMPLIANCE REQUIREMENTS 8.1 Compliance Requirements. Landlord and Tenant acknowledge and agree to comply with the Compliance Requirements set forth below.

Single Tenant Form C-2 - 14 52849361.2 (a) Compliance with CHI Standards of Conduct and Ethical and Religious Directives. Landlord acknowledges that Catholic Health Initiatives (“CHI”) is an owner of Tenant, and Tenant is subject to the “Ethical and Religious Directives for Catholic Health Care Services” (“Directives”) as promulgated by the United States Conference of Catholic Bishops, and as may be revised from time to time. As of the date of this Lease, the Directives are available at the following website: http://www.usccb.org. In addition, Tenant is obligated to follow the CHI Standards of Conduct and Ethics at Work publication (“CHI Standards”), a copy of which can be found on-line at: http://www.catholichealthinitiatives.org/corporate-responsibility. Landlord will do nothing under the terms of this Lease to cause Tenant or CHI to violate the Directives or the CHI Standards. In the event that Tenant or CHI determines in good faith that that Landlord has caused CHI to be non-compliant with its obligations pursuant to this Section and Landlord fails to correct or cure the cause of such violation within thirty (30) days after receipt of written notice, then CHI may cause Tenant to terminate this Lease upon written notice to Landlord. (b) Excluded Provider. Landlord hereby represents and warrants that neither Landlord nor any owner of Landlord is, or at any time has been, excluded from participation in any federally funded health care program, including Medicare and Medicaid. Landlord hereby agrees to notify Tenant immediately of any threatened, proposed, or actual exclusion of Landlord or any owner of Landlord from any federally funded health care program, including Medicare and Medicaid. In the event that Landlord or any owner of Landlord is excluded from participation in any federally funded health care program during the Term, or if at any time after the Commencement Date of this Lease it is determined that Landlord or any owner of Landlord is in breach of this Section, Tenant shall, as of the effective date of such exclusion or breach, automatically terminate this Lease. Landlord shall indemnify and hold harmless Tenant against all actions, claims, demands, and liabilities and against all loss, damage, costs, and expenses, including reasonable attorneys’ fees, due to the exclusion of Landlord or any owner of Landlord from a federally funded health care program, including Medicare or Medicaid or out of an actual or alleged injury to a person or to property as a result of the negligent, intentional act or omission, or criminal or fraudulent act of Landlord or any of Landlord’s employees, subcontractors, or agents providing services in connection with Landlord’s obligations under the Lease. (c) Compliance with Medicare Anti-Kickback, Self-Referral and Anti- Rebate Laws. To the extent the following is applicable, neither party shall engage in any activity prohibited by 42 U.S.C. §1395nn (42 Code of Federal Regulations, Part 411 (411.1 to 411.361)), 42 U.S.C. §1320a-7a and 42 U.S.C. Section 1320a-7b (42 Code of Federal Regulations, Part 1001 (1001.952(a) to 1001.1001)) or any other federal, state, or local law or regulation relating to the referral of patients, including, without limitation, anti-rebating and self-referral prohibitions and limitations, as those regulations now exist or as subsequently amended, renumbered, or revised, nor shall either party associate or engage in similar activities with respect to any third party payors, including, but not limited to, soliciting or receiving, directly or indirectly, any compensation, in cash or in kind, or offering to pay any compensation to a third person in exchange for referring an individual to a person for the furnishing of any item or service for which payment may be

Single Tenant Form C-2 - 15 52849361.2 made in whole or in part by Medicare or Medicaid or any other state or federally funded healthcare payment program. (d) Record Keeping. If, and to the extent that, 42 USC § 1395x(v)(1)(I) is applicable, until the expiration of four (4) years after the termination or expiration of this Lease, Landlord shall make available, upon written request by the Secretary of the Department of Health and Human Services, or upon request by the Comptroller General of the United States General Accounting Office, or any of their duly authorized representatives, a copy of this Lease and such books, documents, and records as are necessary to certify the nature and extent of the costs of the services provided by Landlord under this Lease. To the extent applicable, Tenant shall be responsible for all facility-related record keeping for Joint Commission or Center for Medicaid and Medicare Services, or local or state healthcare agencies. The provisions of this Section shall survive the termination or expiration of this Lease. (e) Confidentiality. The parties hereto shall hold in confidence the information contained in this Lease and each of them hereby acknowledges and agrees that all information related to this Lease, not otherwise known to the public, is confidential and proprietary and is not to be disclosed to third persons without the prior written consent of each of the parties except: (a) to the extent necessary to comply with any law, rule, or regulation or the valid order of any governmental agency or any court of competent jurisdiction; (b) as part of its normal reporting or review procedure, to its auditors, and to its attorneys; (c) to the extent necessary to obtain appropriate insurance, to its insurance agent; or (d) as necessary to enforce its rights and perform its agreements and obligations under this Lease. Landlord shall treat all non-public information obtained as part of this engagement as confidential and shall not, without written authorization from Tenant, release or share such information with any third party, except as may be required by law. Landlord agrees that, prior to reporting any actual or perceived violation of law to any governmental entity, even if required by law to do so, Landlord will first exercise reasonable efforts to discuss any potential legal or compliance matter with Tenant’s Corporate Responsibility Officer and CHI Legal Counsel and, unless otherwise required by law, provide Tenant with an opportunity to investigate and appropriately report any compliance matter brought to Tenant’s attention by Landlord. The provisions of this Section shall survive the termination or expiration of this Lease. (f) Jeopardy. Notwithstanding anything to the contrary contained in the Lease, in the event the performance by either party hereto of any term, covenant, condition, or provision of this Lease jeopardizes the licensure of Tenant or an affiliate of Tenant, its participation in or the payment or reimbursement from, Medicare, Medicaid program, Blue Cross, or other reimbursement or payment programs, or its full accreditation by the Joint Commission, as applicable, or any other state or nationally recognized accreditation organization, or the tax-exempt status of Tenant or an affiliate of Tenant, any of its property or financing (or the interest income thereon, as applicable), or will prevent or prohibit any physician, or any other health care professionals or their patients from utilizing Tenant or any of its services, or if for any other reason said performance should be in violation of any statute, ordinance, or be otherwise deemed illegal, or be deemed unethical by any recognized body, agency, or association in the

Single Tenant Form C-2 - 16 52849361.2 medical or hospital fields, Landlord and Tenant shall initiate good faith negotiations to resolve the matter through amendments to this Lease. If the matter cannot be resolved by amendments to this Lease, as reasonably and mutually determined by Landlord and Tenant, then Tenant may, at its option, terminate this Lease. (g) Health Care Regulatory Requirements. To the extent the following is applicable, and to the extent Landlord or any owner of Landlord is a physician, the parties hereto acknowledge and agree that (a) the Property leased hereunder do not exceed that which are reasonable and necessary for Tenant’s legitimate business purpose and are used exclusively by Tenant during the Term; (b) the rental charges over the Term are set in advance, are consistent with fair market value, and are not determined in a manner that takes into account the volume or value of any referrals or other business generated between the parties; and (c) this arrangement would be commercially reasonable even if no referrals were made between the parties. Nothing in this Lease, whether written or oral, nor any consideration in connection herewith requires the referral of any patient. This Lease is not intended to influence the judgment of Tenant in choosing the medical facility appropriate for the proper treatment of patients. Tenant shall not receive any compensation or remuneration in exchange for referrals. The parties hereto support a patient’s right to select the medical facility of his or her choice. The parties specifically do not intend to violate the federal (or any state’s versions of the) Stark Law and Anti-Kickback Statute and intend to meet the requirements of the Lease Exception set forth at 42 CFR 411.357(a), and to the extent possible, of the Lease Safe Harbor set forth at 42 CFR 1001.952(b). (h) No Referral Obligation. To the extent applicable, and to the extent Landlord or any owner of Landlord is a physician, nothing in the Lease shall be construed to require Landlord to refer patients to Tenant or to require Tenant to refer patients to Landlord. (i) Financial Relationship. Landlord certifies that, as of the Commencement Date of the Lease, no member of his or her immediate family (or if Landlord is a corporate entity, then no principal of Landlord has a member of his or her immediate family that) has entered into a financial relationship, including an employment relationship, with Tenant or an affiliate of Tenant related to the provision of designated health services as defined in Section 1877 of the Social Security Act or that, if such relationship exists, it has been disclosed to and approved by Tenant. Landlord agrees to give Tenant five (5) business days written notice in the event such a relationship is created during the Term of the Lease. For purposes of this paragraph, “immediate family” is defined to mean spouse; natural or adoptive parent, child or sibling; stepparent, stepchild, stepbrother, stepsister; father-in-law, mother-in-law, daughter-in-law, son-in- law, brother-in-law, sister-in-law; grandparent, grandchild and spouse of a grandparent or grandchild. (j) Compliance with Environmental Laws. Tenant shall cause the Property to comply with all applicable environmental laws and governmental requirements; provided, however, in the event the non-compliance pre-existed the date of this Lease first above written, the cost of compliance shall be Landlord’s sole cost and expense, and

Single Tenant Form C-2 - 17 52849361.2 shall not be included as part of the Operating Expenses. Tenant shall at its own cost and expense be responsible for obtaining and maintaining all environmental and other licenses and permits necessary in connection with its use of the Property. In addition, Tenant shall furnish Landlord with a copy of any and all citations, orders, reports, subpoenas, or requests regarding the Property from any federal, state, or local governmental authority and a copy of any and all information, documents, or reports submitted to any federal, state, or local governmental authority by or on behalf of Tenant regarding the Property. All notices and reports shall be furnished to Landlord as soon as practical, and in no event later than five (5) days after Tenant’s receipt of such notice or the occurrence of the event which triggers the reporting obligation. Nothing in this Lease shall lessen any duty imposed on Tenant by federal, state, or local laws, regulations, rules, or ordinances. (k) Equal Employment Opportunity. By acceptance of this Lease, Landlord and Tenant represent and warrant to each other that unless exempted under the terms of these applicable laws, they will comply with the provisions of Executive Order 11246, as amended, and 41 C.F.R. § 60-1.4(a); the Rehabilitation Act of 1973, as amended, and 41 C.F.R. § 60-741.5(a); the Vietnam Era Veterans’ Readjustment Assistance Act, as amended; and 29 C.F.R. § 60-250.5(a); and Executive Order 13496 and 29 C.F.R. Part 471, Appendix A to Subpart A. (l) Compliance with All Laws. Each party warrants that any use of the Property and any services to be provided hereunder, whether by either party directly or by an approved subtenant, shall fully comply with all applicable federal, state, and local statutes, laws, rules, and regulations now in effect or hereafter enacted or passed during the Term, and that it shall be deemed a material default of this Lease if either party shall fail to observe this requirement. If such a breach is not cured in accordance with this Lease, the other party may terminate this Lease without penalty and without limiting any other rights and remedies set forth in this Lease. Specifically, but not by way of limitation, each party warrants that any use of the Property and any service to be provided hereunder shall comply with all applicable statutes, laws, rules, regulations, and accreditation standards and requirements of Medicare or Medicaid or other federal or state health programs, The Joint Commission, as applicable, the Health Insurance Portability and Accountability Act of 1996 and all regulations promulgated thereunder (“HIPAA”), the Health Information Technology for Economic and Clinical Health Act of 2010, 42 U.S.C. §§ 17921 and 17931 et. seq. (“HITECH ACT”), the National Committee for Quality Assurance, as applicable, and updates to incorporate any changes to such statutes, laws, rules, regulations, standards, and requirements. (m) Prohibition on Child Labor and Human Trafficking. Each Party warrants and represents that it shall comply with all federal and state labor and employment laws, and executive orders as applicable and specifically those regarding child labor, procuring commercial sex, using forced labor and human trafficking. This includes but is not limited to the Trafficking Protection Act of 2000, Executive Order - Strengthening Protections Against Trafficking in Persons in Federal Contracts, Federal Acquisition Regulations (FAR), the provisions of the International Labor Organization’s (“ILO”) Minimum Age Convention (No. 138), 1973, and any other laws or regulations

Single Tenant Form C-2 - 18 52849361.2 that prohibit any form of human trafficking, commercial sex, forced labor, child labor or other exploitation of children in the manufacturing, delivery or provision of products/devices, items or services and as each may be amended from time to time. In addition, in connection with any International Organization for Standardization (“ISO”) certification, the Parties represent and warrant that as applicable each complies with the Social Accountability Guidelines pursuant to which a Party disqualifies any site that uses unacceptable manufacturing practices, such as child labor, forced labor or unsafe or unsanitary working conditions or trafficking of persons as defined by the Trafficking Protocol (United Nations General Assembly, Protocol to Prevent Suppress and Punish Trafficking in Persons, Especially Women and Children, Supplementing the United Nations Convention Against Transnational Organized Crime, 15 November 2000, available at http://www.unhcr.org/refworld/docid/4720706c0.html). Landlord acknowledges CHI’s efforts on human trafficking found at http://www.catholichealthinit.org/human-trafficking-how-you-can-help and represents and warrants to CHI that it undertakes periodic inspections of any Subcontractor and manufacturer involved in the provision of its products/devices, items or services hereunder to ensure compliance with the foregoing. Landlord agrees upon request to provide CHI with evidence and/or recordkeeping of its compliance with this provision. ARTICLE IX. Default, termination and surrender 9.1 Tenant Default and Termination. (a) Termination upon Default by Tenant; Landlord Reentry. Tenant shall be in default of Tenant’s obligations under this Lease, and Landlord shall have the right, at Landlord’s option, to terminate this Lease, or retake possession without terminating this Lease, in the event that any of the following occur (each, an “Event of Default”): (i) Tenant fails to pay any undisputed payment of Rent when due and such failure continues without cure for ten (10) days after written notice by Landlord to Tenant setting forth the payment default. (ii) Tenant fails in the performance of any material covenant, agreement, obligation, or condition in this Lease and such failure continues without cure for thirty (30) days after written notice by Landlord to Tenant setting forth the nature of default, or if the nature of the default is such that it cannot reasonably be cured within thirty (30) days, if Tenant fails to take prompt and diligent steps to begin to cure the default within such thirty (30) days or fails to prosecute such steps with reasonable diligence to completion; or (iii) Tenant files bankruptcy or has an involuntary bankruptcy proceeding initiated against it (and same are not dismissed within sixty (60) days), makes an assignment for the benefit of creditors, or otherwise seeks protection under state or federal debtor relief laws.

Single Tenant Form C-2 - 19 52849361.2 Upon any termination of this Lease due to an Event of Default, Tenant shall quit and surrender the Property to Landlord. Whether or not Landlord elects to terminate this Lease, Landlord may thereafter reenter the Property and remove all persons and property therefrom by any suitable action or proceedings at law or in equity or by force or otherwise without being liable for prosecution or in damages therefor and repossess and enjoy the Property together with all additions, alterations, and improvements; provided, however, Tenant may elect to remove from the Property all personal property, equipment, furniture and fixtures. Termination under this paragraph shall not relieve Tenant from the payment of any sum then due to Landlord, or from any claim for damages previously accrued, or then accruing, against Tenant. (b) Re-letting; Tenant’s Liability. Upon such reentry Landlord shall use commercially reasonable efforts to repair, alter, remodel, and/or change the character of the Property as Landlord may see fit and/or re-let the Property in whole or in part as the agent of Tenant or otherwise in the name of Landlord or of Tenant, as Landlord shall determine, for all or any part of the unexpired initial Term or Renewal Term of this Lease. Notwithstanding anything set forth herein to the contrary, Landlord hereby agrees to take such measures as are reasonably necessary to mitigate the damages recoverable as a result of a Tenant default. Landlord may receive its rents therefor, applying the same first to the payment of such reasonable expenses as Landlord may have incurred in entering, dispossessing, re-letting, repairing, or altering the Property, and then to the fulfillment of the covenants of Tenant herein, including, but not limited to, Rent then due under this Lease, retaining any balance until the date the term of the initial Term or Renewal Term, as applicable, would otherwise have expired as security for the payment of all obligations of Tenant which may arise and be unpaid during such period. If Landlord, after such reentry, shall be unable to obtain sufficient rent from the Property to pay the amount of the expenses, in addition to the payment of the rent then due under this Lease and fulfillment of covenants of Tenant herein, Tenant shall pay to Landlord at the end of each month during the remainder of the Term the difference between the rent actually received by Landlord and the sum of the rent reserved hereunder and the expenses. In attempting to re-let the Property Landlord, in its reasonable discretion, shall determine (i) whether or not a proposed tenant is suitable and acceptable and (ii) the reasonableness of the rent to be paid by such tenant. (c) Other Remedies. Upon an Event of Default which is not cured within the applicable notice and cure periods, Landlord may, but shall not be obligated to, perform any obligation of Tenant under this Lease; and, if Landlord so elects, all costs and expenses paid by Landlord in performing such obligation, together with interest at the Default Rate (defined below), shall be reimbursed by Tenant to Landlord within thirty (30) days following demand. Any and all remedies set forth in this Lease: (i) shall be in addition to any and all other remedies Landlord may have at law or in equity, except for the right to seek consequential damages which is hereby waived by Landlord, (ii) shall be cumulative, and (iii) may be pursued successively or concurrently as Landlord may elect. The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future.

Single Tenant Form C-2 - 20 52849361.2 (d) Holding Over. If Tenant retains possession of the Property after the Expiration Date, Tenant shall pay Base Rent during such holding over at one hundred percent (100%) of the Base Rent in effect immediately preceding such holding over for the first month of holdover, and thereafter at one hundred twenty-five percent (125%) of Base Rent in effect immediately preceding such holding over, computed on a monthly basis for each month or prorated for each partial month that Tenant remains in possession. The provisions of this Section do not waive Landlord’s right of re-entry or right to regain possession by actions at law or in equity or any other rights hereunder, and any receipt of payment by Landlord shall not be deemed a consent by Landlord to Tenant’s remaining in possession or be construed as creating or renewing any lease or right of tenancy between Landlord and Tenant. If Tenant shall default in so surrendering the Property, Tenant’s occupancy subsequent to such expiration or termination shall be deemed to be that of a tenant at will, and in no event, from month to month, shall be subject to all the terms, covenants, and conditions of this Lease applicable thereto, and no extension or renewal of this Lease shall be deemed to have occurred by such holding over. Notwithstanding anything contained in this Lease to the contrary, in the event any applicable federal, state, or local law, code, or regulation, including, without limitation, applicable healthcare laws, codes, or regulations, limit the period of any such holdover, Landlord and Tenant shall comply therewith. Notwithstanding the foregoing, if an Event of Default occurs pursuant to which Landlord enters and retakes possession of the Property, and any Health Information or Individually Identified Health Information (“PHI”), as defined pursuant to 45 CFR 160.103, is at the Property at the time of such entry and retaking, Landlord shall promptly relinquish possession of all such PHI to Tenant or Tenant’s legal representative and Landlord hereby relinquishes all claims to such PHI and shall comply with the provisions of Section 8.1(l). 9.2 Surrender. Tenant shall surrender the Property to Landlord at the expiration of the term or termination of this Lease in a good condition, except for ordinary wear and tear and damage by fire or other casualty. 9.3 Landlord Default. If Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord’s part to be performed, and such failure is not corrected within thirty (30) days of delivery of written notice thereof by Tenant, Tenant may (a) bring a suit for specific performance and damages, (b) perform any such covenant, term, or condition to be performed under this Lease by Landlord. If there is not an on-site property manager and an emergency exists that threatens person or property and requires immediate intervention to prevent further loss, then Tenant may take such measures as are reasonably necessary to prevent further loss and stabilize the emergency. In the event that Landlord fails to make any routine repairs to the Property and such failure affects Tenant’s ability to do business on the Property, then Tenant may proceed to make the repairs that Landlord failed to make. Landlord shall reimburse to Tenant the reasonable cost of such activities within thirty (30) days following receipt of Tenant’s written request for reimbursement (“Reimbursement Request”). If Landlord fails to timely pay the Reimbursement Request, then Tenant may thereafter offset such amounts with interest accruing at 8% per annum (the “Default Rate”) against next accruing monthly installments of Additional Rent until paid in full.

Single Tenant Form C-2 - 21 52849361.2 ARTICLE X. MISCELLANEOUS 10.1 Non-Waiver. Landlord shall not by receiving partial payments of Rent in arrears be deemed to have waived any rights herein for non-payment of Rent or for any other default on the part of Tenant. No waiver or failure to enforce any of the provisions, terms, conditions, or obligations herein or failure to declare a default hereunder by Landlord shall be construed as a waiver of any subsequent breach of such provisions, term, condition, or obligation, or of any other provision, term, condition, or obligation hereunder, whether the same or different in nature. No extension of time for performance of any obligations or acts shall be deemed an extension of time for performance of any other obligations or acts. In addition to all of the remedies granted Landlord herein, Landlord shall also have the right to invoke any remedy available at law or in equity to enforce Landlord’s rights hereunder, except for the right to seek consequential damages which Landlord hereby waives, as if re-entry and other remedies were not herein provided for. 10.2 Unavoidable Delays. If either party be delayed or prevented directly or indirectly from performing any of its obligations hereunder (other than monetary obligations or performance by such party’s contractors, subcontractors or laborers) because of fire, strikes, acts of God, or other labor troubles, or for any other reason beyond such party’s reasonable control, such party shall incur no liability to the other party as a result thereof, and the period of such delay or prevention shall be deemed added to the time herein or otherwise provided for such performance. 10.3 Assignment and Subletting. Tenant shall not directly or indirectly, voluntarily or by operation of law, sell, assign, or otherwise transfer all or any part of its interest in or rights with respect to the Premises or its leasehold estate (collectively, “Assignment”), or permit all or any portion of the Premises to be occupied by anyone other than itself or sublet all or any portion of the Premises (collectively, “Sublease”) without Landlord’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Tenant shall, without Landlord’s prior consent, have the right to assign or sublease the Premises, or any portion thereof, during the Term of the Lease to entities under the common control or operation of Catholic Health Initiative, or to any affiliate or parent entity of Tenant, or to other entities acquiring Tenant or Catholic Health Initiative, or any subsidiary of Tenant or Catholic Health Initiative’s interest in the hospital with which Tenant is affiliated (each a “Permitted Transfer”). 10.4 Other Charges. All charges against Tenant by Landlord accruing under this Lease shall be treated as Rent due under this Lease and shall be payable at the time and in the manner specified in this Lease or in any notice from Landlord to Tenant. 10.5 Limitation on Landlord’s Liability. Landlord’s liability under this Lease shall be limited to Landlord’s equity interest in the Building (including all rents, issues, profits and insurance proceeds therefrom). No judgment rendered against Landlord shall give rise to any right of execution or levy against Landlord’s other assets. No individual who is Landlord or any member or partner of any joint venture, tenancy in common, firm, partnership or other form of joint ownership that is Landlord, or their heirs, personal representatives, executors, successors and assigns, shall have any personal liability to Tenant, or to any person claiming under or

Single Tenant Form C-2 - 22 52849361.2 through Tenant, for any amount or in any capacity. Upon Landlord’s sale or transfer of its interest in the Building in which the Property is located, Landlord shall be released from all further liability under this Lease accruing subsequent to such sale, provided that the party acquiring such interest in the Building has assumed the obligations of the Landlord under this Lease accruing subsequent to such sale. Notwithstanding anything to the contrary contained in this Lease, at no time shall Landlord encumber Landlord’s interest in the Building with indebtedness in an amount greater than sixty-five percent (65%) of the then-current value of the Building without Tenant’s prior written consent. 10.6 Notices. All notices herein provided for shall be in writing and shall be deemed given when sent by registered or certified mail, postage prepaid, return receipt requested, and deposited in the mail address or by national next business day delivery service (e.g., Federal Express) (a) to Landlord at the location set forth below, or (b) to Tenant at the address of the Property with a copy to the location set forth below. If to Landlord: If to Tenant: With a copy to: Catholic Health Initiatives Attn: Corporate Real Estate Dept. 198 Inverness Drive West Englewood, Colorado 80112 Either party may change its address for purpose of notice, by written notice given in like manner as herein provided. 10.7 Exhibits. All exhibits and addenda attached hereto are hereby incorporated into this Lease and shall be a part hereof whether or not they are specifically referred to herein. 10.8 Waiver of Notice. Tenant waives any and all notices required by law, other than such notices as may be specifically required in this Lease. 10.9 Entire Agreement. This Lease contains the entire agreement between the parties with respect to the subject matter herein and all prior written and verbal understandings and agreements are merged herein, and this Lease may not be altered, changed, or amended, except by an instrument in writing, signed by both parties hereto. 10.10 Successors Bound. The covenants, conditions, and agreements contained in this Lease shall be binding upon and inure to the benefit of Landlord, its successors and assigns and to Tenant, and, subject to Section 9.4, to Tenant’s successors and assigns.

Single Tenant Form C-2 - 23 52849361.2 10.11 Covenant of Quiet Tenant Possession. Landlord covenants that Tenant shall have access to the Property twenty-four (24) hours per day, three hundred sixty-five (365) days per year, and Tenant shall peacefully and quietly hold and enjoy the Property without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through, or under Landlord for the Term of this Lease and any extensions thereof. 10.12 Partial Invalidity. In the event that any provision or part of a provision of this Lease is held invalid or unenforceable by any court or other lawful forum, such provision shall be ineffective only to the extent that it is in contravention of applicable laws without invalidating the remaining provision of this Lease, unless such invalidity or unenforceability would defeat an essential business purpose of this Lease. 10.13 Marginal Captions; Construction. The marginal captions in this Lease are for convenience only and are not intended to limit or amplify the terms and provisions of this Lease. Whenever the context admits or requires, words in the singular may be regarded as in the plural and vice versa and personal pronouns may be read as masculine, feminine, or neuter. 10.14 Intentionally Deleted. 10.15 Disputes. In the event of any dispute, litigation or other proceeding between Landlord and Tenant arising out of this Lease, each party shall be responsible for their own respective court costs and attorneys’ fees. 10.16 Survival. Whether specifically identified or not, the obligations of the parties under this Lease which by their nature or content would continue beyond the expiration or termination of this Lease shall survive any such expiration or termination and shall remain in effect and binding upon the parties until they have fulfilled all of their obligations hereunder and the statute of limitations shall not commence to run until the time such obligations have been fulfilled. 10.17 Governing Law. This Lease shall be governed by the laws of the state in which the Property is located applicable to agreements made and to be performed wholly within the state in which the Property is located, irrespective of such state’s choice of law principles. 10.18 Estoppel Certificate. Tenant agrees, upon written notice by Landlord, to execute, acknowledge, and deliver to Landlord, a statement in writing addressed to Landlord or other party designated by Landlord certifying that this Lease is in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the actual commencement and expiration dates of this Lease, stating the dates to which rent and other charges, if any, have been paid, and stating whether or not the signor is aware of any default by either party under this Lease, without inquiry or investigation. Tenant shall deliver the statement to Landlord within such fifteen (15) business days of written request of the estoppel by Landlord. Landlord shall also deliver an estoppel to Tenant, upon written request thereof, as set forth above. 10.19 Subordination. This Lease is and shall be expressly subject and subordinate at all times to (a) any present or future ground, underlying, or operating lease of the

Single Tenant Form C-2 - 24 52849361.2 Property, and all amendments, renewals, and modifications to any such lease, and (b) the lien of any present or future mortgage or deed of trust encumbering fee title to the Property and/or the leasehold estate under any such lease; provided that (and as a condition thereto), Landlord uses commercially reasonable efforts to obtain from existing (and shall obtain from all future) mortgage or deed of trust holders a commercially reasonable subordination and non-disturbance agreement that is satisfactory to Tenant, and does not adversely alter or negate any of Tenant’s rights and remedies granted under this Lease or applicable law. If any such mortgage or deed of trust to which Tenant has subordinated is foreclosed upon request of the mortgagee or beneficiary, as the case may be, Tenant will attorn to such party. 10.20 Tenant’s Financing. Notwithstanding anything to the contrary herein, Tenant shall be permitted to finance its personal property on the Property at any time during the Term and in connection therewith, Landlord hereby waives any liens, it may have, by statute or otherwise, on Tenant’s personal property in the Property to the liens granted by Tenant to any lender financing such personal property. Upon ten (10) business days’ request by Tenant, Landlord shall execute appropriate waiver agreements in connection with financing or leasing of any personal property within the Property by Tenant. 10.21 Financial Statements. Tenant shall provide to Landlord the following: (a) within thirty (30) days after the end of each calendar year during the Term, Tenant shall provide Landlord with its most recent financial statements for the applicable calendar year just completed, including operating statement and balance sheet (hereinafter referred to as “Financial Documents”), which Financial Documents shall be prepared by the Affiliate or its accountant in accordance with internal accounting principles and sound management practices consistently applied; and (b) promptly upon Tenant’s receipt thereof, copies of all written communications received by Tenant from any regulatory agency relating to (A) surveys of the Property for purposes of licensure, Medicare and Medicaid certification and accreditation which identify material violations or required changes relating to operation of the Property, and (B) any proceedings, formal or informal, with respect to cited deficiencies with respect to services and activities provided and performed at the Property, including patient and resident care, patient and resident activities, patient and resident therapy, maintenance, or the condition of the Property, and involving an actual or threatened warning, imposition of a material fine or a penalty, or suspension, termination or revocation of any Property’ license to be operated in accordance with its Permitted Use. 10.22 OFAC. Pursuant to United States Presidential Executive Order 13224 ("Executive Order") and related regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury, U.S. persons and entities are prohibited from transacting business with persons or entities who, from time to time, are determined to have committed, or to pose a risk of committing or supporting terrorist acts, narcotics trafficking, money laundering, and related crimes. Those persons and entities are identified on a list of Specially Designated Nationals and Blocked Persons (“List”), published and regulated by OFAC. The names, including aliases, of those persons or entities on the List (“Blocked Persons”) are updated

Single Tenant Form C-2 - 25 52849361.2 frequently. In addition, OFAC enforces other Executive Orders which, from time to time, impose restrictions on transactions with, or involving, certain countries. Landlord and Tenant represent and warrant that neither party, nor to its respective knowledge, any of its respective officers, directors, shareholders, partners, members, or associates, and no other direct or indirect holder of any equity interest in such party, is acting, directly or indirectly, for or on behalf of any person, group, entity, or nation named by any Executive Order or the United States Treasury Department as a terrorist, a Blocked Person, or other banned or blocked person, group, entity, nation or transaction pursuant to any law, order, rule, or regulation that is enforced or administered by OFAC and that it is not engaged in this transaction, directly or indirectly, on behalf of, or instigating or facilitating this transaction, directly or indirectly, on behalf of any such person, group, entity, or nation. 10.23 Amendments. This Lease may be amended at any time by mutual agreement of the parties without additional consideration, provided that before any amendment shall become effective, it shall be reduced to writing and signed by each of the parties. 10.24 Remedies Cumulative. The various rights, options, elections, powers, and remedies of the respective parties hereto contained in, granted or reserved by this Agreement, are in addition to any others that said parties may be entitled to by law (except as expressly set forth in this Lease), shall be construed as cumulative, and no one of them is exclusive of any of the others, or of any right or priority allowed by law. 10.25 Counterparts. This Lease, and any addenda hereto, may be executed in several counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument. 10.26 Tenant’s Rooftop Rights. (a) Tenant may locate and install a microwave, satellite, cell tower, or other antenna communications system, including the related installation apparatus and facilities (collectively, “Equipment”) on the roof of the Building upon prior written notice to Landlord, provided that (a) the installation and maintenance of the Equipment is in conformity with all applicable zoning and other laws, and (b) the location, installation and maintenance of the Equipment shall (i) be subject to and completed in accordance with the terms and conditions all applicable governmental laws, codes, rules, regulations and ordinances in effect from time to time; (ii) be located on that part of the roof as Landlord may from time to time designate; and (iii) shall not unreasonably interfere with the use of any other communications equipment installed on the roof prior to the time Tenant installs the Equipment. (b) Tenant shall have the right to run appropriate electrical cabling from the Property to connect to its Equipment. Tenant shall not be obligated to pay any additional rent for such use of the roof. Tenant, at its sole cost and expense, will keep the Equipment and surrounding area in good order and repair and free from any hazard to person or property. Landlord shall use commercially reasonable efforts to ensure that any subsequent rooftop user does not impair Tenant’s data transmission and reception and

Single Tenant Form C-2 - 26 52849361.2 shall cooperate with Tenant in eliminating any interference caused by any other party using the roof. (c) Tenant shall have the right to sublease the roof to cellular phone providers during the Term of this Lease, provided that such subleases are at all times subject and subordinate to this Lease. Tenant agrees that it shall not permit such sublease without the prior written approval of the Landlord. Any denial of such sublease by Landlord must be predicated upon a “commercially reasonable basis” for such denial. Tenant shall retain any revenue paid in connection with such sublease. (d) Upon termination of this Lease, Tenant, at its sole cost and expense, shall remove the Equipment and shall restore the roof of the Building to its condition existing prior to the installation of the Equipment, ordinary wear and tear excepted. 10.27 Right of First Offer. Landlord may sell, convey, or transfer its interest in the Property subject to and in accordance with the terms of this Lease. In order to transfer its interest in the Property, Landlord must first have offered the sale of the Property to Tenant. First, Landlord must give notice in writing (“Landlord Transfer Notice”) to Tenant stating Landlord’s desire to make a sale and stating the price and other material terms proposed for the transfer (collectively, “Landlord Offer Terms”). Within thirty (30) calendar days after receipt of the Landlord Transfer Notice, Tenant shall have a right of first offer (“Tenant Right of First Offer”) to acquire the assets proposed to be transferred, pursuant to the Landlord Offer Terms. To exercise the right of first offer, Tenant must provide written notice to Landlord within said thirty (30) day period and must within forty-five (45) calendar days after giving such notice execute and deliver to Landlord a contract in form and substance reasonably acceptable to Landlord and Tenant, containing the Landlord Offer Terms and such other terms as the parties may agree on, provided that such other terms must be reasonable and customary for a transaction of such type. If Tenant delivers a contract to Landlord and is working in good faith with Landlord to negotiate and finalize the terms of such agreement but the parties have not executed the same within such forty-five (45) day period, such period shall be extended for an additional thirty (30) days, so long as Tenant continues to work in good faith with Landlord to finalize and execute such agreement. If a Landlord Transfer Notice is given and Tenant has not exercised the right of first offer within thirty (30) calendar days after receipt of the Landlord Transfer Notice, or if having timely exercised the right of first offer, Tenant has not executed and delivered a contract reasonably acceptable to Landlord and Tenant within the forty-five (45) day period (as the same may be extended), then without limiting any rights Landlord may have, the right of first offer set forth herein shall automatically expire and Landlord thereafter shall be free to sell the assets pursuant to the Landlord Offer Terms or at any price which is not less than 95% of the price specified in the Landlord Offer Terms. If, within six (6) months after (a) the expiration of the time period in which Tenant had the right of first offer, or (b) the expiration of said forty-five (45) day period (as the same may be extended), as applicable, Landlord does not enter into a contract with a third party to sell such assets, with closing scheduled to occur within 60 days after the effective date of such contract, as applicable, then the provisions of this section shall thereafter apply to any subsequently proposed sale of any of Landlord’s interest in the Property. This right of first offer shall be binding on Landlord and all successors in interest to Landlord under this Lease. The right of first offer contained in this Section shall apply to any subsequent transfer occurring while this Lease is in effect.

Single Tenant Form C-2 - 27 52849361.2 [Signatures begin on next page]

Single Tenant Form C-2 - 28 52849361.2 IN WITNESS WHEREOF, the parties hereto have executed or caused this Lease to be executed as of the dates set forth below. TENANT: LANDLORD: , a , a By: By: Name: Name: Title: Title: Date: Date:

Single Tenant Form Single Tenant Form C-2 - 29 52849361.2 Exhibit A Legal Description of the Property

Single Tenant Form C-2 - 30 52849361.2 Exhibit B Rules and Regulations [Attached.]

Multi-Tenant Form Multi Tenant Form C-2 - 1 (Address: ) 52849361.2 MEDICAL OFFICE LEASE THIS MEDICAL OFFICE LEASE (this “Lease”) is made to be effective as of the date of last execution hereof (“Effective Date”), between _____________________, a _______________ (“Landlord”), and _______________________, a _____________________ (“Tenant”). RECITALS: A. Subject to all the terms, provisions, and conditions of this Lease, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, on an exclusive basis, certain premises containing approximately __________ Rentable Square Feet (defined below) (“Premises”), as depicted on the floor plan in Exhibit A attached to and incorporated into this Lease. The Premises are located in a medical office building located at ____________________________________ (“Building”). The Building contains approximately ____________ Rentable Square Feet of space and is situated on the land legally described on Exhibit B attached to and incorporated into this Lease. [For Ground Leased Properties: The Premises being leased under this Lease is part of Landlord’s leasehold estate, pursuant to that certain ground lease (the “Ground Lease”) entered into by and between _____________, as Ground Lessor, and Landlord, as Ground Lessee, in the land described in Exhibit B attached to this Lease (the “Land”) on which the Building is situated.] The Premises are leased to Tenant on an exclusive basis, together with the non-exclusive use of, and access to, all parking areas, rights-of-way, and easements located adjacent to or otherwise serving the Building and all common areas of the Building, including without limitation stairways, hallways, restrooms, lobbies, patios, exterior plazas, entrances, walkways, elevators, and corridors (collectively, “Common Areas”). “Rentable Square Feet” shall mean the actual rentable area of the Premises as computed in accordance with Office Buildings: Standard Methods of Measurement and Calculating Rental Area (ANSI/BOMA Z65.1-2010), as promulgated by the Building Owner’s and Manager’s Association International. B. Tenant intends to use the Premises for the purpose of medical services and ancillary uses, and other lawful purposes (“Permitted Use”). AGREEMENT: NOW, THEREFORE, for and in consideration of the mutual covenants, promises and agreements herein contained, Landlord does hereby demise, lease, and rent unto Tenant and Tenant does hereby rent and lease from Landlord, on an exclusive basis, the Premises, under and pursuant to the following terms and conditions: 1. Demise, TERM AND TERMINATION a. Term. Landlord leases to Tenant and Tenant leases from Landlord the Premises for an initial term (“Initial Term”) of one hundred twenty (120) months, commencing on [_______________], 2016 (“Commencement Date”), and ending on _______________, 2026 (“Expiration Date”). The Initial Term, together with

Multi-Tenant Forn C-2 - 2 (Address: ) 52849361.2 any exercised Renewal Term(s), if applicable, is referred to herein as the “Term”. Notwithstanding the foregoing, in the event either party terminates this Lease prior to the first anniversary of the Commencement Date, then the parties shall not enter into another agreement for the same or substantially the same space and/or services on terms different from those specified herein for a period of twelve (12) months from the Commencement Date, unless to do so would not result in there being a non-excepted financial relationship between a physician and Tenant for purposes of the Ethics in Patient Referrals Act of 1989, as amended, 42 U.S.C. § 1395nn (“Stark Law”), as determined by Tenant, in its sole discretion. In addition, Landlord and Tenant hereby agree that, in the event Landlord and Tenant enter into any extension, renewal, restatement, amendment or replacement of this Lease, Landlord shall not be liable or responsible for any lease commissions or fees related thereto. Tenant may use a real estate broker for such extension, renewal, restatement, amendment or replacement so long as Tenant shall be solely responsible for any and all such leasing commissions and fees. Tenant agrees to indemnify, defend and hold Landlord harmless from and against any claims or potential claims for leasing commissions and other fees related to any such extensions, renewals, restatements, amendments or replacements of this Lease. 2. FINANCIAL ARRANGEMENT a. Rental Rate. i. Rent. Tenant agrees to pay and Landlord agrees to accept a base rent (“Base Rent”) for the lease of the Premises in the following amounts for the following periods of time: PERIOD Rate Per RSF Annual Base Rent Monthly Base Rent Month 1 – Month 120 In addition, Tenant agrees to pay and Landlord agrees to accept the additional rent as set forth in Section 2.1(b) below (“Additional Rent”). All sums of Base Rent plus Additional Rent are sometimes herein collectively referred to as “Rent”. ii. Additional Rent. Tenant covenants and agrees to pay to Landlord as Additional Rent, Tenant’s Pro Rata Share of the Operating Expenses, as defined below. “Tenant’s Pro Rata Share” is ____%, which is the percentage derived from dividing the Rentable Square Footage of the Premises by the Rentable Square Footage of the Building. (1) Estimated Operating Expenses. On an annual basis, and at such other times during such calendar year as Landlord shall deem it necessary, Landlord shall provide to Tenant a written statement (“Notice of Estimate”) setting forth (i) Landlord’s estimate of the Operating Expenses for that calendar year (“Estimated Operating

Multi-Tenant Forn C-2 - 3 (Address: ) 52849361.2 Expenses”); and (ii) the amount of each installment of Tenant’s Pro Rata Share of the Estimated Operating Expenses (“Additional Rent Installments”). Tenant shall thereafter pay to Landlord in advance, with each payment of Base Rent, the Additional Rent Installments, beginning with the Base Rent due on the first day of the month immediately following the date of the Notice of Estimate. (2) Actual Operating Expenses. Landlord shall within a period of thirty ninety (90) days after the close of each calendar year, notify Tenant by written itemized statement (“Notice of Comparison”) of (i) the total amount Landlord actually paid or incurred (depending upon whether Landlord utilizes an accrual or cash basis accounting system) as the Operating Expenses during the calendar year covered by the Notice of Comparison (“Actual Operating Expenses”); and (ii) the difference, if any, between the Actual Operating Expense and the Estimated Operating Expenses payable by Tenant (“Additional Rent Adjustment”). (3) Adjustment of Additional Rent. If the Notice of Comparison provides there is an Additional Rent Adjustment payable by Tenant, then Tenant shall, within thirty (30) days after Tenant receives the Notice of Comparison, pay to Landlord the amount set forth in the Notice of Comparison as the amount of the Adjustment of Additional Rent payable by Tenant. If the Notice of Comparison provides there is an Additional Rent Adjustment payable by Landlord, then Landlord shall, within thirty (30) days after delivery of the Notice of Comparison return to Tenant the amount set forth in the Notice of Comparison as the amount of the Adjustment of Additional Rent due to Tenant. “Controllable Expenses” (as defined below) for each calendar year (“Applicable Calendar Year”), commencing with the second calendar year following this Lease, shall not exceed an amount determined by increasing Controllable Expenses for each prior calendar year at the rate of four percent (4%) per year through the Applicable Calendar Year. “Controllable Expenses” shall mean those Operating Expenses which are reasonably controllable by Landlord. Examples of Operating Expenses which are not reasonably controllable by Landlord shall include, but not be limited to, those Operating Expenses relating to insurance, Taxes (as defined herein), utilities, snow and ice removal, expenses arising or accruing under the [Ground Lease], [REA] and/or [Shared Services Agreement], collectively-bargained union wages and costs or alterations and modifications to the Building required by law. (4) Audits of Operating Expenses. Tenant shall have the right at reasonable times within one hundred eighty (180) days from

Multi-Tenant Forn C-2 - 4 (Address: ) 52849361.2 receipt of the Notice of Comparison to audit Landlord’s books and records relating to (and only relating to) the Operating Expenses for any calendar year Additional Rent becomes due and thereafter shall provide to Landlord a report of the Operating Expenses audited (“Audit”). If the Audit results in a change in the Actual Operating Expenses, the resulting Additional Rent Adjustment shall be paid or adjusted in accordance with the provisions of Sections 2.1(b)(iii) above and 2.1(b)(v) below. (5) Adjustment of Additional Rent After Term. Notwithstanding the expiration of the Term, Tenant shall, within thirty (30) days after the date of a Notice of Comparison for the calendar year in which the Term terminates or expires, pay to Landlord, any Additional Rent Adjustment payable by Tenant. Conversely, if the Notice of Comparison provides there is an Additional Rent Adjustment payable by Landlord, then Landlord shall apply overpayment to reduce any unsatisfied obligations of Tenant to Landlord, and the balance, if any, shall be returned to Tenant at the address of Tenant provided to Landlord upon expiration of the Term. (6) Operating Expenses. “Operating Expenses” shall mean the following costs or expenses paid or incurred by Landlord for operation, repair, maintenance, and management of the Building and Common Areas: (a) to the extent not billed to and paid by Tenant, water, sewage disposal, drainage, refuse collection, gas, electricity, light, power, or other utility services; (b) for the general maintenance and repair of the Building and other CAM Services, as hereinafter defined; (c) to the extent not paid directly by Tenant, taxes, assessments, or other impositions, which may be levied, assessed, or imposed upon or with respect to the Building or any part thereof, or personal property at any time situated thereon, including, without limitation, real property, ad valorem, personal property, gross income, franchise, withholding, profits, rent, single business, value added, excise, occupancy, use, impact fees, sales and gross receipts taxes (collectively, “Taxes”); (d) casualty, liability, and other insurance required to be obtained by Landlord pursuant to this Lease [and the Ground Lease]; (e) costs incurred by Landlord in making capital improvements, repairs, replacements or other modifications to the Building or Common Areas, which costs will be amortized over the useful life of such improvements or modifications applying generally accepted accounting principles (“GAAP”) with interest on the unamortized costs of any such improvements or modifications (at prevailing construction loan interest rates on the date such costs were incurred); (f) property management fees (not to exceed 4% of the gross revenues for the Building) and salaries, fringe benefits, payroll taxes and related costs for on-site Building manager and

Multi-Tenant Forn C-2 - 5 (Address: ) 52849361.2 Building Engineer; and (g) payments due under the Ground Lease (but excluding ground rent), [REA], [Shared Services Agreement], [Condominium Dues and Assessments]]. With respect to Subsection (vi)(c), Tenant shall be responsible for payment of its proportionate share of Taxes. Landlord will invoice Tenant periodically for Tenant’s proportionate share of Taxes. Tenant shall have the right to pursue tax exemptions, including of personal property. To the extent Tenant obtains exemption from or a reduction in property taxes for periods covered by this Lease (“Tax Savings”), Tenant shall provide Landlord with proof of the Tax Savings, and, if applicable, Landlord shall refund to Tenant any such Tax Savings within thirty (30) days if Landlord’s receipt of such refund from the applicable taxing authority. (7) Excluded Expenses. The term “Operating Expenses” shall not include the following, to the extent applicable to this Building: (i) repairs, restoration, or other work occasioned by fire, windstorm, or other casualty or condemnation to the extent covered by insurance or condemnation proceeds; (ii) expenses incurred in leasing or procuring tenants; (iii) leasing commissions; (iv) advertising and promotional expenses; (v) legal expenses incident to enforcement by Landlord of the terms of any lease; (vi) depreciation or amortization allowance or expense; (vii) painting or decorating in space to be leased to tenants; (viii) any tenant work performed or alterations of space leased to tenants or occupants of the Building, whether such work or alterations are performed for the initial occupancy by such tenant or occupant or thereafter; (ix) utilities for which Landlord is reimbursed by Tenant (other than as a proportionate share of Operating Expenses); (x) any ground rent; (xi) interest on indebtedness or any costs of financing or refinancing the Building; (xii) except as set forth in subsection (xxviii) below, compensation paid to all employees of Landlord; (xiii) overtime HVAC costs or electricity costs if charged separately to other tenants or occupants of the Building; (xiv) cost of any special service provided to a tenant or occupant of the Building which is not provided generally to all tenants of the Building; (xv) any cost representing an amount paid for services or materials to a person, firm, or entity related to Landlord to the extent such amount exceeds the amount that would be paid for such services or materials at the then-existing market rates to an unrelated person, firm, or entity; (xvi) acquisition of art work; (xvii) late fees or penalties; (xviii) any income received by Landlord for the use of an eating establishment, conference center, athletic facilities, broadcasting facilities, or other similar facilities within the Building; (xix) capital stock, succession, transfer, gift, estate or inheritance taxes of Landlord; (xx) any expense incurred by Landlord from the operation of its own commercial space in the

Multi-Tenant Forn C-2 - 6 (Address: ) 52849361.2 Building; (xxi) costs incurred by Landlord in making capital improvements, repairs, replacements or other modifications to the Building under GAAP to correct defects in the construction of the Building or to correct violations of legal requirements in effect on or before commencement of this Lease; (xxii) any increase in insurance premiums to the extent that such increase is caused or attributable to the use, occupancy, or act of another tenant; (xxiii) the cost of any removal, treatment, or abatement of any hazardous materials in the Building created or generated by other Building tenants; (xxiv) the cost of overtime or other expense to Landlord in curing its defaults or performing work expressly provided for in this Lease; (xxv) the portion of any costs that are allocable to any other properties of Landlord or any of its affiliates; (xxvi) any bad debt loss, rent loss, or reserves for bad debts or rent loss; (xxvii) costs or expenses (including fines, penalties, and legal fees) incurred due to the violation by Landlord, its employees, agents, and/or contractors, of any terms and conditions of this Lease or of the leases of other tenants in the Building; (xxviii) contributions to operating expense reserves; and (xxix) compensation in the form of wages, salaries, and benefits for all employees and personnel of Landlord (except for salary of Building manager and Building engineer). (8) If the Building is not fully leased and occupied during all or any portion of any calendar year, Landlord may, using sound accounting and property management principles, adjust all Operating Costs that vary based on Building occupancy (which shall include, without limitation, costs and expenses of utilities, janitorial services and management fees) and, therefore, increase as leasing and occupancy of the Building increases (the “Variable Components”), to equal the amount that would have been paid or incurred by Landlord had the Building been fully leased and occupied during such calendar year and the amount so determined shall be deemed to have been Operating Costs for such year (an “Equitable Adjustment”). The Equitable Adjustment will not, in any event, result in Landlord receiving from Tenant and other Building tenants in connection with the Variable Components more than one hundred percent (100%) of the cost of the Variable Components. b. Rental Payments. The Rent shall be payable in advance without necessity of demand in equal monthly installments beginning on the Commencement Date, and thereafter on the first day of every calendar month throughout the Term. If either the Commencement Date or the Expiration Date is on a day other than the first or last day of the month, the monthly Rent for such first and/or last month of this Lease shall be prorated, based upon a thirty (30) day month. All Rent payments shall be made payable to Landlord at Landlord’s address for notices set

Multi-Tenant Forn C-2 - 7 (Address: ) 52849361.2 forth in the Summary of Lease Information page to this Lease, or to such other place as Landlord may from time to time designate in writing to Tenant. 3. LANDLORD OBLIGATIONS and representations a. Services Furnished by Landlord. “Building Standard Hours of Operation” shall be from 7:00 a.m. to 6:00 p.m. Mondays through Fridays, and 8:00 a.m. to 1:00 p.m. on Saturdays excepting Legal Holidays, which shall include only New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (“Legal Holidays”). Landlord shall furnish the following specifically described services (“CAM Services”) to Tenant for the Premises: i. Cleaning Services. After Building Standard Hours of Operating, janitorial and cleaning services consistent with buildings of similar age and use in the metropolitan area where the Building is located, which shall be performed Monday through Friday, except Legal Holidays, in and about the Premises and as provided on Exhibit D attached hereto and made a part hereof. In the event the cleaning services for the Premises are not satisfactory to Tenant, Tenant may elect to clean the Premises at Tenant’s cost and Tenant’s Pro Rata Share of Operating Expenses shall be reduced accordingly to reflect Tenant’s self-service cleaning costs. During Building Standard Hours of Operation, Tenant shall perform customary and reasonable cleaning of the Premises that may be required for compliance with the requirements of this Lease and as necessary for the reasonable operation of Tenant’s operation of its business. ii. Care and Maintenance. Landlord shall timely clean, maintain, repair, light, operate and insure those portions of the Building and Common Areas, including improvements, space, equipment and special services, which are provided for use in common by Landlord, Tenant and any other tenants of the Building. Landlord will keep the roof, structural parts of the floor, walls, and other structural parts of the Building in good condition and repair and shall make necessary repairs to, and replacement of, the sewer, the plumbing, the water pipes, the gas lines, the electrical wiring, and the HVAC system. Landlord shall maintain the Common Areas in a first-class condition. Landlord shall maintain the grounds, landscaping, and the parking lot in a first-class condition. Landlord shall provide regular and necessary snow and ice removal. Landlord shall also provide other miscellaneous interior maintenance, such as light bulb replacement. iii. Electricity. Electricity for lighting and ordinary business equipment and appliances used in the Premises. Landlord reserves the right to install separate meters for any utility service provided to the Premises, which separate meters shall be installed at Landlord’s sole cost and expense.

Multi-Tenant Forn C-2 - 8 (Address: ) 52849361.2 iv. Heating and Air Conditioning. Usual and customary heat and air conditioning and Landlord shall change the HVAC filters servicing the Premises during Building Standard Hours of Operation. In the event Tenant requests additional HVAC services, Tenant shall notify Landlord of such request no later than 72 hours in advance, and Landlord shall provide Tenant with a rate schedule set in advance for such additional HVAC services. v. Water. Hot and cold water in reasonable quantities for normal clinical services use, drawn through fixtures installed by Landlord. Tenant shall pay Landlord at local utility rates for any water furnished by Landlord for other purposes. vi. Trash and Hazardous Waste Disposal. Landlord will provide garbage disposal for ordinary commercial waste. Hazardous materials and infectious waste shall be disposed of as provided in Section 5.2. vii. Snow Removal and Ice Treatment. Prior to the opening of the Building, Landlord will exercise commercially reasonable efforts to cause all snow accumulation to be removed and all ice in the parking areas, sidewalks, ramps, outside stairs and other Common Areas to be treated such that Tenant and its employees, agents, and invitees can reasonably park and access the Building and the Premises. viii. Pest or Insect Control. On a regular basis, Landlord shall evaluate and treat the Building for infestation extermination solutions of pests or insects. ix. Window Washing. At a minimum, once each calendar year, Landlord shall clean and wash all windows in the Building, including the Premises, inside and outside. x. Light bulbs. Upon request from Tenant, Landlord shall furnish and change light bulbs in the Premises. xi. [OPTIONAL: Elevator Service. Elevator service at all times for the use of all tenants and occupants of the Building, and the employees and invitees of all tenants and occupants. b. Landlord Representations. Landlord hereby represents to Tenant that Landlord is the owner in fee simple of the Premises, including the Building and all improvements thereon and has the right and authority to enter into this Lease. [OPTIONAL: [Landlord hereby represents to Tenant that Landlord holds a leasehold interest under the Ground Lease in the Premises, including the Building and all improvements thereon and has the right and authority to enter into this Lease.] Landlord further represents that Landlord and those signatories executing this Lease on behalf of Landlord have full power and authority to execute this

Multi-Tenant Forn C-2 - 9 (Address: ) 52849361.2 Lease. Landlord further represents and warrants that it has received no notices or communications from any public authority having jurisdiction alleging violation of any laws relating to the Premises, the Building, or the Common Areas, including but not limited to the parking areas, and has received no notices alleging violation of any title instrument. If at any time or from time to time any alterations, including, without limitation, structural alterations, are required in order for the Premises, the Building, or the Common Areas, including but not limited to the parking areas, to comply with any generally applicable laws from time to time applicable to the Premises, Landlord shall promptly make such alterations at its sole cost and expense, unless such costs and expenses are reimbursable as an Operating Expense pursuant to Section 3.1 above. If at any time or from time to time any alterations, including, without limitation, structural alterations, are required in order for the Premises to comply with any laws specifically applicable to the Premises due solely to Tenant’s use of the Premises for clinical services and not due to any act by Landlord or another tenant, Tenant shall promptly make such alterations, at its sole cost and expense. c. Environmental Conditions. Tenant shall not cause, nor permit, any hazardous or toxic substances to be brought upon, produced, stored, used, discharged or disposed of in, on or about the Premises without the prior written consent of Landlord and then only in compliance with all applicable environmental laws. (a) Tenant shall indemnify, defend and hold harmless Landlord from and against any and all claims, damages, fines, judgments, penalties, costs, expenses, liabilities, or losses relating to any violation by Tenant of any environmental law or of this Section 3.4 (including, without limitation, a decrease in value of the Premises, damages caused by loss or restriction of rentable or usable space, damages caused by adverse impact on marketing of space, and any and all sums paid for settlement of claims, attorneys’ fees, consultant fees, and expert fees) incurred by or asserted against Landlord arising during or after the Term of this Lease as a result thereof. This indemnification includes, without limitation, any and all costs incurred because of any investigation of the site or any cleanup, remediation, removal, testing, or restoration mandated or conducted by or on behalf of any federal, state, or local agency or political subdivision. Without limitation of the foregoing, if Tenant causes or permits the presence of any hazardous or toxic substances on the Premises and that results in any contamination, then Tenant shall promptly, at its sole expense, take any and all necessary or appropriate actions to return the Premises to the condition existing prior to the presence of any such hazardous or toxic substance. Tenant shall first obtain Landlord’s written approval for any such remedial action. (b) Landlord shall indemnify, defend and hold harmless Tenant from and against any and all claims, damages, fines, judgments, penalties, costs, expenses, liabilities, or losses relating to any violation by Landlord or by any other tenant in the Building of any environmental law or of this Section 3.4 (including, without limitation, a decrease in value of the Premises, damages caused by loss or restriction of rentable or usable space, damages caused by adverse impact on marketing of space, and any and all sums paid for settlement of claims, attorneys’ fees, consultant fees, and expert fees) incurred by or

Multi-Tenant Forn C-2 - 10 (Address: ) 52849361.2 asserted against Tenant arising during or after the Term of this Lease as a result thereof. This indemnification includes, without limitation, any and all costs incurred because of any investigation of the site or any cleanup, remediation, removal, testing, or restoration mandated or conducted by or on behalf of any federal, state, or local agency or political subdivision. Without limitation of the foregoing, if Landlord causes or permits the presence of any hazardous or toxic substances in the Building or the Premises and that results in any contamination, then Landlord shall promptly, at its sole expense, take any and all necessary or appropriate actions to return the Premises to the condition existing prior to the presence of any such hazardous or toxic substance. 4. USE and SIgnage a. Use of Premises. Tenant covenants and agrees, so long as this Lease remains in force, to use the Premises for the Permitted Use. [For Ground Leased Premises: Tenant acknowledges receipt of a true and correct copy of the Ground Lease prior to its execution of this Lease. This Lease and all of Tenant’s rights hereunder shall be and remain subject and subordinate to the Ground Lease. Tenant agrees to abide by the terms and conditions of the Ground Lease to the extent such terms and conditions are applicable to Tenant’s obligations under this Lease. No term or provision of this Lease which is inconsistent with any term or provision of the Ground Lease shall be binding upon or enforceable against Ground Lessor. The provisions of the Ground Lease are imposed upon Tenant explicitly for the benefit of Ground Lessor, as a third party beneficiary. Ground Lessor may enforce the terms of the Ground Lease directly against Tenant, and Ground Lessor’s rights in the event of a breach of the terms of the Ground Lease by Tenant include the right to terminate this Lease, to seek preliminary, temporary and permanent injunctive relief and to pursue other legal and/or equitable remedies as a result of such breach; provided, however, that Ground Lessor shall, at all times, be required to comply with the terms and conditions of this Lease in the exercise of Ground Lessor’s third party beneficiary rights.] b. Signs. Tenant shall be entitled to have its name displayed on all building standard signage, including, but not limited to, suite entry door signage, building directory signage in the Building, and monument signage, if available. Tenant shall be entitled to any additional signage as reasonably approved by Landlord provided such signage is in compliance with applicable local law requirements and is installed, operated and maintained at Tenant’s sole cost and expense. c. Exclusive Use. It is expressly agreed and understood that, for so long as Tenant operates the Premises in accordance with the terms and provisions of Section 4.1, Landlord shall not lease any other premises within the Building as or for the use of _________________. 5. CONDITION OF PREMISES, MAINTENANCE, and CASUALTY

Multi-Tenant Forn C-2 - 11 (Address: ) 52849361.2 a. Maintenance. i. Tenant’s Obligation. Tenant shall, throughout the Term, preserve in good working order (subject to ordinary wear and tear and damage by fire or other casualty) and maintain and perform all nonstructural repairs and routine maintenance to the Premises to keep the Premises in a reasonably safe and serviceable condition, except for those items that are stated to be Landlord’s obligations. ii. Landlord’s Obligation. Upon delivery of the Premises and throughout the Term, in addition to the CAM Services set forth in Section 3.1, Landlord shall repair and maintain the Building, Common Areas and the structural portion of the Premises (including all equipment and systems servicing the Premises) as set forth herein and otherwise in compliance with applicable state statutes and regulations governing health care facilities, including, but not limited to, any applicable federal or state requirements b. Disposal of Hazardous Materials or Infectious Waste. It shall be Tenant’s responsibility to dispose of any hazardous material and infectious waste (as such terms are defined by applicable federal, state, and local environmental laws and shall specifically include but not be limited to, without limitation, all radioactive materials, bulk blood, and blood products; cultures or specimens from medical, pathological, pharmaceutical, research, commercial, and industrial laboratories; human tissues, organs, body parts, secretions, blood, and body fluids removed during surgery and autopsies; the carcasses and body parts of all animals exposed to pathogens in research, used in the vivo testing of pharmaceuticals or that died of known or suspected infectious diseases; needles, syringes, and scalpel blades) from the Premises. To this end, Tenant shall see to it that all such hazardous material and infectious waste are temporarily stored on the Premises in a manner consistent with applicable laws and approved by Landlord. Tenant shall be responsible for paying all costs and expenses associated with such removal. Tenant shall not cause or permit any hazardous materials or infectious waste to be disposed on, under, or about the Building or Landlord’s surrounding property. Tenant shall not place or permit to be placed any hazardous materials or infectious waste in any trash dumpster or other garbage collection bin provided by Landlord for the disposal of non-infectious waste or garbage. c. Rules and Regulations. Tenant and Tenant’s agents, employees, invitees, and visitors shall comply fully with the rules and regulations attached hereto are hereby incorporated into this Lease as Exhibit C (“Rules and Regulations”). The Rules and Regulations may be changed or amended by Landlord in its reasonable judgment at any time and from time to time, provided that such changes apply to all tenants in the Building and such changes to not materially diminish the right of Tenant or increase Tenant’s obligations under this Lease. The Rules and Regulations shall be enforced against all tenants in the Building in a non- discriminatory manner.

Multi-Tenant Forn C-2 - 12 (Address: ) 52849361.2 d. Right of Landlord to Inspect and Repair. Landlord and its agents, employees, and independent contractors shall have the right to enter the Premises upon at least twenty-four (24) hours prior notice (except in cases of emergency) to perform its obligations under this Lease or examine the Premises only in accordance with the terms of this Lease, including, but not limited to, this Section 5.4. Landlord may perform routine maintenance and repairs during Building Standard Hours of Operation upon reasonable prior notice to Tenant. Except in the case of an emergency, if Landlord is required to do any major repair or maintenance work that is likely to interrupt Tenant’s operations at the Premises, Landlord will use commercially reasonable efforts to perform such work after Building Standard Hours of Operation. Landlord shall be liable for all loss, damage, or injury to person or property and shall indemnify and hold Tenant harmless from all claims, losses, costs, expenses, and liability, including reasonable attorney’s fees resulting from Landlord’s entry except to the extent caused by the negligence or intentional acts of Tenant or its employees. Landlord acknowledges that Tenant is required by law to protect the privacy rights of its patients pursuant to: (i) the Administrative Simplification Requirements of the Health Insurance Portability and Accountability Act of 1996, as amended (“HIPAA”) and the regulations promulgated thereunder, including, the Standards for Privacy of Individually Identifiable Health Information and the Security Standards for the Protection of Electronic Protected Health Information (45 C.F.R. Parts 160 and 164); and (ii) the security and privacy provisions of the American Recovery and Reinvestment Act (“ARRA”), including the Health Information and Technology for Economic and Clinical Health Act (“HITECH”), and the regulations promulgated thereunder, as all of these may be amended from time to time. Accordingly, except in the case of an emergency, Landlord’s right to enter the Premises and to make alterations, repairs, replacements, improvements, or additions to the Premises shall be subject to reasonable advance written notice to Tenant; provided, however, such advance written notice shall not be less than twenty-four (24) hours prior to entry. Tenant, in its sole discretion, may require Landlord to be accompanied by an authorized employee or agent of Tenant at all times when Landlord requires access to the Premises to ensure such Landlord access does not interfere with Tenant’s obligations to protect the privacy rights of its patients as described above. Landlord shall not make any material modifications to the Building or the Premises (including, without limitation, the parking areas, driveways, and walks) that would materially impact Tenant’s use and occupancy of the Premises without Tenant’s prior written consent, such consent not to be unreasonably withheld, conditioned, or delayed. [OPTIONAL: If Tenant leases the entire Building, then delete the prior sentence and replace with: Landlord shall not make any material modifications to the Building or the Premises (including, without limitation, the parking areas, driveways, and walks) without Tenant’s prior written consent, such consent not to be unreasonably withheld, conditioned, or delayed.] e. Nuisance. Tenant shall not commit any waste, or create, maintain, or suffer or permit to be created or maintained, any nuisances in or about the Premises, including, but not limited to, loud noises, sound effects, offensive odors or

Multi-Tenant Forn C-2 - 13 (Address: ) 52849361.2 chemicals, smoke, and dust. Should Landlord lease space within the Building to any tenant that materially impairs Tenant’s ability to use the Premises for the Permitted Use, including but not limited to any business that involves loud noises, sound effects, offensive or chemical odors, smoke, or dust, or is otherwise a nuisance, and the disruption continues for in excess of thirty (30) days after notice to Landlord from Tenant, Tenant shall have the right to either (a) terminate this Lease, without any additional notice or cure period required under Section 9.3, upon sixty (60) days’ written notice specifying the effective date of Tenant’s termination and the parties shall be relieved of all further obligations under this Lease, except those that expressly survive such termination, or (b) implement such control measures as it deems reasonable to isolate Tenant from such noise, odors, smoke, dust, or other nuisance, at Landlord’s sole cost and expense, as determined by Tenant in Tenant’s commercially reasonable discretion. f. Parking. Tenant and Tenant’s employees and invitees shall have the non- exclusive right to park in the parking areas as further described in [Exhibit ____ attached; reference applicable REA or survey (for fee sales)]. g. Certain Rights Reserved To Landlord. Landlord reserves the following rights, each of which Landlord may exercise following reasonable prior written notice to Tenant, and the exercise of any such rights shall not be deemed to constitute an eviction or disturbance of Tenant’s use or possession of the Premises and shall not give rise to any claim for set off or abatement of rent or any other claim: (a) to install, affix, and maintain any and all signs on the exterior or interior of the Building; (b) to make repairs, decorations, alterations, additions or improvements, whether structural or otherwise, in and about the Building, and for such purposes, on reasonable advance notice (except in an emergency), to enter upon the Premises in accordance with Section 5.4 of this Lease, temporarily close doors, corridors, and other areas in the Building and interrupt or temporarily suspend services or use of Common Areas, provided that Landlord shall schedule such work so as to minimize interference with Tenant’s business; (c) to retain at all times, and to use in appropriate instances, keys to all doors within and into the Premises; provided that, except in the event of an emergency threatening injury to persons or damage to property, Landlord agrees to give Tenant reasonable prior notice of any entry into the Premises; (d) to grant to any person or to reserve unto itself the exclusive right to conduct any business or render any service in the Building subject to the access provisions of this Lease and Tenant’s rights herein; (e) to show or inspect the Premises at reasonable times and, if vacated or abandoned, to prepare the Premises for re-occupancy subject to the access provisions of this Lease; and (f) to install, use, and maintain in and through the Premises, pipes, conduits, wires, and ducts serving the Building, provided that such installation, use, and maintenance does not unreasonably interfere with Tenant’s use of the Premises. 6. IMPROVEMENTS & FIXTURES

Multi-Tenant Forn C-2 - 14 (Address: ) 52849361.2 a. Alterations or Improvements. Tenant is prohibited from making any alterations or improvements to the Premises without Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. In the event Tenant proposes to make any alteration, Tenant shall, prior to commencing such alteration, submit to Landlord for prior written approval: (i) plans and specifications; (ii) names, addresses and copies of contracts for all contractors; (iii) all necessary permits evidencing compliance with all applicable governmental rules, regulations and requirements; and (iv) certificates of insurance in form and amounts required by Landlord. Tenant shall pay the entire cost of the alteration. Each alteration shall be performed in a good and workmanlike manner, in accordance with the plans and specifications. In addition, each alteration shall be performed in compliance with all applicable governmental and insurance company laws, regulations and requirements. Upon the completion of such alterations or improvements, Tenant shall deliver, if applicable, final “as-built” drawings to Landlord. Notwithstanding the foregoing, Tenant may make alterations of a purely non-structural, decorative nature without Landlord’s prior written consent if such alterations do not (a) require the issuance of a building permit, (b) affect the base building mechanical, electrical or plumbing systems or equipment in the Building, and (c) exceed an aggregate total cost of $50,000. In no event shall Landlord charge Tenant a construction oversight supervisory fee for such alterations or improvements. b. Improvements to Landlord’s Property. All alterations and improvements that are affixed to the Premises (but specifically excluding Tenant’s personal property, trade fixtures, equipment and furniture) shall remain in place at the Premises and become property of Landlord when the Term expires. c. Removal of Trade Fixtures. After the expiration or termination of this Lease, at no charge to Tenant, Tenant shall have the right to remove any trade fixtures, equipment, furniture, and fixtures, provided that Tenant restores the Premises at Tenant’s expense promptly after such removal to the condition in which it was delivered to Tenant, acts of God, Landlord, and Landlord’s agents, representatives, employees, independent contractors or invitees, condemnation, ordinary wear, and tear, and events of casualty excepted. This right of removal shall not include the right to remove any plumbing, wiring, linoleum, or carpeting glued to the floor, unless the same is replaced. d. Liens. Upon completion of any alteration that require Landlord’s consent, Tenant shall promptly furnish Landlord with sworn owner’s and contractors’ statements and full and final waivers of lien covering all labor and materials included in such alteration. Tenant shall not permit any mechanic’s lien to be filed against the Premises or the Building, or any part thereof, arising out of any alteration performed by or on behalf of Tenant. If any such lien is filed, Tenant shall within sixty (60) days thereafter have such lien released of record or deliver to Landlord a bond or title insurance in form, amount, and issued by a surety or title insurance company reasonably satisfactory to Landlord.

Multi-Tenant Forn C-2 - 15 (Address: ) 52849361.2 e. Improvement Allowance. During the Initial Term, Tenant shall be entitled to a tenant improvement allowance (“Improvement Allowance”) in the amount of Four and 00/100 Dollars ($4.00) per square foot of the Premises for Tenant’s actual costs relating to the design, permitting and construction of Tenant's improvements (“Improvements”). Upon written request of Tenant and provided that no Event of Default (as defined in Section 9.1 below) has occurred and is continuing, Landlord shall pay all or any portion of the Improvement Allowance to Tenant, within thirty (30) days after Landlord’s receipt of (a) paid invoices from the Tenant’s contractors and (b) lien waivers/releases relating to the work that has been completed. If the actual cost of the Tenant Improvements is expected to exceed the Improvement Allowance (“Excess Costs”), Tenant will notify Landlord prior to commencement of the Improvements and, subject to Landlord’s reasonable approval, and at Tenant’s election, the Excess Costs will be amortized over the remaining portion of the Initial Term at an interest rate of nine percent (9%), payable in equal monthly installments as Additional Rent, or will be paid by Tenant. 7. INDEMNITY, insurance, casualty, and condemnation a. Indemnities. i. Tenant’s General Indemnity of Landlord. Tenant agrees to defend, indemnify, and hold harmless Landlord and its agents and employees, from and against any and all liability, losses, suits, claims, demands, and actions for personal injury, including, but not limited to, death and property damage, and all costs and expenses associated therewith (including but not limited to reasonable attorneys’ fees) for (i) injuries to any persons and damage to or theft, misappropriation, or loss of property occurring in the Premises and (ii) any breach, violation, or non- performance of any obligation of Tenant hereunder; provided, however, that Tenant shall not indemnify Landlord or its agents or employees, from or in respect of any claim or matter which results from the (y) negligence or willful act or omission of Landlord or any of its shareholders, directors, officers, servants, clients, customers, invitees, licensees, tenants, guests, agents, or employees or (z) breach or default by Landlord in the performance of its obligations under this Lease. ii. Landlord’s General Indemnity of Tenant. Landlord agrees to defend, indemnify and hold harmless Tenant and its agents and employees, from and against any and all liability, losses, suits, claims, demands, and actions for personal injury, including, but not limited to, death and property damage, and all costs and expenses associated therewith (including but not limited to reasonable attorneys’ fees), for (i) injuries to any persons and damage to or theft, misappropriation or loss of property occurring in or about the Building (except the Premises) and (ii) any breach, violation, or non-performance of any obligation of Landlord hereunder; provided,

Multi-Tenant Forn C-2 - 16 (Address: ) 52849361.2 however, that Landlord shall not indemnify Tenant or its agents or employees from or in respect of any claim or matter which results from the (y) negligence or willful act or omission of Tenant or any of its shareholders, directors, officers, servants, clients, customers, invitees, licensees, guests, agents, or employees or (z) breach or default by Tenant in the performance of its obligations under this Lease. b. Tenant’s Insurance. Tenant, at Tenant’s expense, shall procure and maintain, during the Term of this Lease, comprehensive general liability insurance with limits of not less than $1,000,000 for personal injury (including death) and $500,000 for property damage, and professional liability insurance covering the risk of personal injury or death with limits of not less than $1,000,000 per occurrence and $3,000,000 in the aggregate or the professional liability coverage required under the laws of the state in which the Premises is located. Tenant shall procure and maintain property insurance with extended coverage and business interruption protection (as well as cause subtenants of the Premises to carry such insurance) in the amount of the full replacement value of all Tenant’s personal property, equipment, and leasehold improvements made by Tenant, insuring against all loss and damage resulting from fire, all other perils covered by “special perils” coverage The policy or policies shall be issued by a company or companies licensed to do business in the state in which the Premises is located and shall name Landlord as an additional insured. Tenant shall deliver to Landlord certificates for all insurance policies required to be maintained by Tenant within thirty (30) days after Landlord’s written request. Tenant may elect to carry its insurance pursuant to a captive-carrier or self-insurance program [subject to customary and reasonable requirements to be established]. [CHI’s risk department to review this section; additional discussion needed.] c. Landlord’s Insurance. Landlord shall cause to be maintained, during the Term, with solvent and responsible companies qualified to do business in the state in which the Premises are located and in good standing: (i) commercial property insurance with special causes of loss coverage for the property on which the Building is situated in an amount equal to one hundred percent (100%) of the full replacement value of the Building (excluding the value of improvements installed by Tenant), with no exclusions or limitations not generally accepted by owners of comparable buildings in the area of the Building and extended coverage endorsements, including, without limitation, rental interruption coverage for all leased space in the Building; and (ii) commercial general liability insurance covering injuries occurring on the property on which the Building is situated, which shall provide for a combined coverage for bodily injury and property damage in an amount not less than Three Million Dollars ($3,000,000) per occurrence. Landlord shall deliver to Tenant certificates for all insurance policies required to be maintained by Landlord within thirty (30) days after Tenant’s written request. d. Waiver of Subrogation. Landlord and Tenant hereby release each other and each other’s agents and employees of liability and responsibility, and each waives its

Multi-Tenant Forn C-2 - 17 (Address: ) 52849361.2 entire claim of recovery, for: (i) any loss or damage to the real or personal property of each other covered by insurance (or self-insurance) actually maintained, or required to be maintained under this Lease, by the party granting the release; and (ii) any loss relating to business interruption at the Premises. The foregoing releases shall be applicable even though the loss or damage may have been caused by the negligence of the party hereby released, it being understood that each party shall look solely to its own insurance (or self-insurance) in the event of any such loss or damage. Notwithstanding the foregoing release provisions, Landlord and Tenant agree that such releases shall not apply to any loss or damage that results from Landlord or Tenant, as applicable, breaching its maintenance and repair obligations under this Lease. Landlord and Tenant shall cause their respective insurance companies to consent to such releases and to include a waiver of subrogation endorsement in each of their insurance policies. [CHI’s risk department to review this section; additional discussion needed.] e. Responsibility for Own Acts. Each party shall be responsible for its own acts and omissions and shall be liable for payment of that portion of any and all claims, liabilities, injuries, suits, and demands and expenses of all kinds that may result or arise out of any alleged malfeasance or neglect caused or alleged to have been caused by such party and its employees, agents, contractors, or subcontractors in the performance or omission of any act or responsibility of such party under this Lease. In the event that a claim is made against both parties, it is the intent of both parties to cooperate in the defense of the claim and to cause their insurers to do likewise. Both parties shall, however, retain the right to take any and all actions they believe necessary to protect their own interests. The provisions of this Section shall survive the termination or expiration of this Lease. f. Casualty Event. In the event of damage or destruction of the Premises through a casualty event which makes the Premises totally or partially unusable by Tenant for the intended purposes (a “Casualty”), then (a) if there is one (1) year or less left in the then current Term of this Lease, then either Tenant or Landlord may terminate this Lease by written notice to the other, and (b) if more than one (1) year is left on the then current Term of this Lease, then this Lease shall continue in effect provided that Landlord and Tenant determine, in their reasonable judgment that adequate insurance proceeds will be available to rebuild the Premises and that such rebuilding can be accomplished in no more than one hundred eighty (180) days, otherwise this Lease shall automatically terminate as of the date of the Casualty and Base Rent and Additional Rent shall be apportioned as of the date of the Casualty and the parties shall have no further liability to each other under this Lease. In the event neither Landlord nor Tenant elect to terminate this Lease, then Landlord shall rebuild the Premises in a diligent and timely manner as soon as possible, but in no event longer than such 180-day period following such Casualty pursuant to plans and specifications to be approved by Tenant, which approval shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Tenant shall have the right to terminate this Lease, upon thirty (30) days’ written notice to Landlord, in the event of a Casualty, and any of the following occurs: (i) the time required for substantial

Multi-Tenant Forn C-2 - 18 (Address: ) 52849361.2 completion of restoration is reasonably estimated to take more two hundred seventy (270) days from the date of the Casualty; (ii) Landlord has not commenced repairs and/or restoration within ninety (90) days from the date of such Casualty (provided Landlord has received insurance proceeds); or (iii) Landlord has not completed repairs and/or restoration within one hundred eighty (180) days after commencement of such repairs or restoration; upon which Base Rent and Additional Rent shall be apportioned as of the date of the Casualty. g. Abatement of Rental. In event of a Casualty, a just and proportionate part of the Rent shall abate from the date of such Casualty until the Premises have been repaired and restored. h. Condemnation. In the event the whole or a material portion of the Premises or Building is taken as a result of the exercise of the power of eminent domain or condemnation for public or quasi-public use or sale, then Landlord shall be entitled to receive and retain the amount awarded for such taking of the Premises and for Landlord’s business loss. Tenant shall be entitled to receive and retain such amounts as may be allocable to the taking of its fixtures, equipment, personal property, and furniture and its leasehold improvements which are not Landlord’s property and for moving damages. Upon receipt of a notice of the eminent domain proceedings or condemnation, the party receiving such notice shall within thirty (30) days of receipt deliver a copy of such notice to the other party. Tenant and Landlord, at either party’s option, upon receipt of such notice, shall have the right to terminate this Lease effective as of the date of the taking of the Premises and/or Building by giving prior written notice to the other party. 8. COMPLIANCE REQUIREMENTS a. Compliance Requirements. Landlord and Tenant acknowledge and agree to comply with the Compliance Requirements set forth below.

Multi-Tenant Forn C-2 - 19 (Address: ) 52849361.2 i. Compliance with CHI Standards of Conduct and Ethical and Religious Directives. Landlord acknowledges that Catholic Health Initiatives (“CHI”) is an owner of Tenant, and Tenant is subject to the “Ethical and Religious Directives for Catholic Health Care Services” (“Directives”) as promulgated by the United States Conference of Catholic Bishops, and as may be revised from time to time. As of the date of this Lease, the Directives are available at the following website: http://www.usccb.org. In addition, Tenant is obligated to follow the CHI Standards of Conduct and Ethics at Work publication (“CHI Standards”), a copy of which can be found on-line at: http://www.catholichealthinitiatives.org/corporate-responsibility. Landlord will do nothing under the terms of this Lease to cause Tenant or CHI to violate the Directives or the CHI Standards. In the event that Tenant or CHI determines in good faith that that Landlord has caused CHI to be non-compliant with its obligations pursuant to this Section and Landlord fails to correct or cure the cause of such violation within thirty (30) days after receipt of written notice, then CHI may cause Tenant to terminate this Lease upon written notice to Landlord. ii. Excluded Provider. Landlord hereby represents and warrants that neither Landlord nor any owner of Landlord is, or at any time has been, excluded from participation in any federally funded health care program, including Medicare and Medicaid. Landlord hereby agrees to notify Tenant immediately of any threatened, proposed, or actual exclusion of Landlord or any owner of Landlord from any federally funded health care program, including Medicare and Medicaid. In the event that Landlord or any owner of Landlord is excluded from participation in any federally funded health care program during the Term, or if at any time after the Effective Date of this Lease it is determined that Landlord or any owner of Landlord is in breach of this Section, Tenant shall, as of the effective date of such exclusion or breach, automatically terminate this Lease. Landlord shall indemnify and hold harmless Tenant against all actions, claims, demands, and liabilities and against all loss, damage, costs, and expenses, including reasonable attorneys’ fees, due to the exclusion of Landlord or any owner of Landlord from a federally funded health care program, including Medicare or Medicaid or out of an actual or alleged injury to a person or to property as a result of the negligent, intentional act or omission, or criminal or fraudulent act of Landlord or any of Landlord’s employees, subcontractors, or agents providing services in connection with Landlord’s obligations under the Lease. iii. Compliance with Medicare Anti-Kickback, Self-Referral and Anti- Rebate Laws. To the extent the following is applicable, neither party shall engage in any activity prohibited by 42 U.S.C. §1395nn (42 Code of Federal Regulations, Part 411 (411.1 to 411.361)), 42 U.S.C. §1320a-7a and 42 U.S.C. Section 1320a-7b (42 Code of Federal Regulations, Part 1001 (1001.952(a) to 1001.1001)) or any other federal, state, or local law

Multi-Tenant Forn C-2 - 20 (Address: ) 52849361.2 or regulation relating to the referral of patients, including, without limitation, anti-rebating and self-referral prohibitions and limitations, as those regulations now exist or as subsequently amended, renumbered, or revised, nor shall either party associate or engage in similar activities with respect to any third party payors, including, but not limited to, soliciting or receiving, directly or indirectly, any compensation, in cash or in kind, or offering to pay any compensation to a third person in exchange for referring an individual to a person for the furnishing of any item or service for which payment may be made in whole or in part by Medicare or Medicaid or any other state or federally funded healthcare payment program. iv. Record Keeping. If, and to the extent that, 42 USC § 1395x(v)(1)(I) is applicable, until the expiration of four (4) years after the termination or expiration of this Lease, Landlord shall make available, upon written request by the Secretary of the Department of Health and Human Services, or upon request by the Comptroller General of the United States General Accounting Office, or any of their duly authorized representatives, a copy of this Lease and such books, documents, and records as are necessary to certify the nature and extent of the costs of the services provided by Landlord under this Lease. To the extent applicable, Tenant shall be responsible for all facility-related record keeping for Joint Commission or Center for Medicaid and Medicare Services, or local or state healthcare agencies. The provisions of this Section shall survive the termination or expiration of this Lease. v. Confidentiality. The parties hereto shall hold in confidence the information contained in this Lease and each of them hereby acknowledges and agrees that all information related to this Lease, not otherwise known to the public, is confidential and proprietary and is not to be disclosed to third persons without the prior written consent of each of the parties except: (a) to the extent necessary to comply with any law, rule, or regulation or the valid order of any governmental agency or any court of competent jurisdiction; (b) as part of its normal reporting or review procedure, to its auditors, and to its attorneys; (c) to the extent necessary to obtain appropriate insurance, to its insurance agent; or (d) as necessary to enforce its rights and perform its agreements and obligations under this Lease. Landlord shall treat all non-public information obtained as part of this engagement as confidential and shall not, without written authorization from Tenant, release or share such information with any third party, except as may be required by law. Landlord agrees that, prior to reporting any actual or perceived violation of law to any governmental entity, even if required by law to do so, Landlord will first exercise reasonable efforts to discuss any potential legal or compliance matter with Tenant’s Corporate Responsibility Officer and CHI Legal Counsel and, unless otherwise required by law, provide Tenant with an opportunity to investigate and appropriately report any compliance matter brought to

Multi-Tenant Forn C-2 - 21 (Address: ) 52849361.2 Tenant’s attention by Landlord. The provisions of this Section shall survive the termination or expiration of this Lease. vi. Jeopardy. Notwithstanding anything to the contrary contained in the Lease, in the event the performance by either party hereto of any term, covenant, condition, or provision of this Lease jeopardizes the licensure of Tenant or an affiliate of Tenant, its participation in or the payment or reimbursement from, Medicare, Medicaid program, Blue Cross, or other reimbursement or payment programs, or its full accreditation by the Joint Commission, as applicable, or any other state or nationally recognized accreditation organization, or the tax-exempt status of Tenant or an affiliate of Tenant, any of its property or financing (or the interest income thereon, as applicable), or will prevent or prohibit any physician, or any other health care professionals or their patients from utilizing Tenant or any of its services, or if for any other reason said performance should be in violation of any statute, ordinance, or be otherwise deemed illegal, or be deemed unethical by any recognized body, agency, or association in the medical or hospital fields, Landlord and Tenant shall initiate good faith negotiations to resolve the matter through amendments to this Lease. If the matter cannot be resolved by amendments to this Lease, as reasonably and mutually determined by Landlord and Tenant, then Tenant may, at its option, terminate this Lease. vii. Health Care Regulatory Requirements. To the extent the following is applicable, and to the extent Landlord or any owner of Landlord is a physician, the parties hereto acknowledge and agree that (a) the Premises leased hereunder do not exceed that which are reasonable and necessary for Tenant’s legitimate business purpose and are used exclusively by Tenant during the Term; (b) the rental charges over the Term are set in advance, are consistent with fair market value, and are not determined in a manner that takes into account the volume or value of any referrals or other business generated between the parties; and (c) this arrangement would be commercially reasonable even if no referrals were made between the parties. Nothing in this Lease, whether written or oral, nor any consideration in connection herewith requires the referral of any patient. This Lease is not intended to influence the judgment of Tenant in choosing the medical facility appropriate for the proper treatment of patients. Tenant shall not receive any compensation or remuneration in exchange for referrals. The parties hereto support a patient’s right to select the medical facility of his or her choice. The parties specifically do not intend to violate the federal (or any state’s versions of the) Stark Law and Anti- Kickback Statute and intend to meet the requirements of the Lease Exception set forth at 42 CFR 411.357(a), and to the extent possible, of the Lease Safe Harbor set forth at 42 CFR 1001.952(b). viii. No Referral Obligation. To the extent applicable, and to the extent Landlord or any owner of Landlord is a physician, nothing in the Lease

Multi-Tenant Forn C-2 - 22 (Address: ) 52849361.2 shall be construed to require Landlord to refer patients to Tenant or to require Tenant to refer patients to Landlord. ix. Financial Relationship. Landlord certifies that, as of the Effective Date of the Lease, no member of his or her immediate family (or if Landlord is a corporate entity, then no principal of Landlord has a member of his or her immediate family that) has entered into a financial relationship, including an employment relationship, with Tenant or an affiliate of Tenant related to the provision of designated health services as defined in Section 1877 of the Social Security Act or that, if such relationship exists, it has been disclosed to and approved by Tenant. Landlord agrees to give Tenant five (5) business days written notice in the event such a relationship is created during the Term of the Lease. For purposes of this paragraph, “immediate family” is defined to mean spouse; natural or adoptive parent, child or sibling; stepparent, stepchild, stepbrother, stepsister; father-in-law, mother-in-law, daughter-in-law, son-in-law, brother-in-law, sister-in-law; grandparent, grandchild and spouse of a grandparent or grandchild. x. Compliance with Environmental Laws. Tenant shall cause the Premises to comply with all applicable environmental laws and governmental requirements; provided, however, in the event the non-compliance pre- existed the date of this Lease first above written, the cost of compliance shall be Landlord’s sole cost and expense, and shall not be included as part of the Operating Expenses. Tenant shall at its own cost and expense be responsible for obtaining and maintaining all environmental and other licenses and permits necessary in connection with its use of the Premises. In addition, Tenant shall furnish Landlord with a copy of any and all citations, orders, reports, subpoenas, or requests regarding the Premises from any federal, state, or local governmental authority and a copy of any and all information, documents, or reports submitted to any federal, state, or local governmental authority by or on behalf of Tenant regarding the Premises. All notices and reports shall be furnished to Landlord as soon as practical, and in no event later than five (5) days after Tenant’s receipt of such notice or the occurrence of the event which triggers the reporting obligation. Nothing in this Lease shall lessen any duty imposed on Tenant by federal, state, or local laws, regulations, rules, or ordinances. xi. Equal Employment Opportunity. By acceptance of this Lease, Landlord and Tenant represent and warrant to each other that unless exempted under the terms of these applicable laws, they will comply with the provisions of Executive Order 11246, as amended, and 41 C.F.R. § 60- 1.4(a); the Rehabilitation Act of 1973, as amended, and 41 C.F.R. § 60- 741.5(a); the Vietnam Era Veterans’ Readjustment Assistance Act, as amended; and 29 C.F.R. § 60-250.5(a); and Executive Order 13496 and 29 C.F.R. Part 471, Appendix A to Subpart A.

Multi-Tenant Forn C-2 - 23 (Address: ) 52849361.2 xii. Compliance with All Laws. Each party warrants that any use of the Premises and any services to be provided hereunder, whether by either party directly or by an approved subtenant, shall fully comply with all applicable federal, state, and local statutes, laws, rules, and regulations now in effect or hereafter enacted or passed during the Term, and that it shall be deemed a material default of this Lease if either party shall fail to observe this requirement. If such a breach is not cured in accordance with this Lease, the other party may terminate this Lease without penalty and without limiting any other rights and remedies set forth in this Lease. Specifically, but not by way of limitation, each party warrants that any use of the Premises and any service to be provided hereunder shall comply with all applicable statutes, laws, rules, regulations, and accreditation standards and requirements of Medicare or Medicaid or other federal or state health programs, The Joint Commission, as applicable, the Health Insurance Portability and Accountability Act of 1996 and all regulations promulgated thereunder (“HIPAA”), the Health Information Technology for Economic and Clinical Health Act of 2010, 42 U.S.C. §§ 17921 and 17931 et. seq. (“HITECH ACT”), the National Committee for Quality Assurance, as applicable, and updates to incorporate any changes to such statutes, laws, rules, regulations, standards, and requirements. xiii. Prohibition on Child Labor and Human Trafficking. Each Party warrants and represents that it shall comply with all federal and state labor and employment laws, and executive orders as applicable and specifically those regarding child labor, procuring commercial sex, using forced labor and human trafficking. This includes but is not limited to the Trafficking Protection Act of 2000, Executive Order - Strengthening Protections Against Trafficking in Persons in Federal Contracts, Federal Acquisition Regulations (FAR), the provisions of the International Labor Organization’s (“ILO”) Minimum Age Convention (No. 138), 1973, and any other laws or regulations that prohibit any form of human trafficking, commercial sex, forced labor, child labor or other exploitation of children in the manufacturing, delivery or provision of products/devices, items or services and as each may be amended from time to time. In addition, in connection with any International Organization for Standardization (“ISO”) certification, the Parties represent and warrant that as applicable each complies with the Social Accountability Guidelines pursuant to which a Party disqualifies any site that uses unacceptable manufacturing practices, such as child labor, forced labor or unsafe or unsanitary working conditions or trafficking of persons as defined by the Trafficking Protocol (United Nations General Assembly, Protocol to Prevent Suppress and Punish Trafficking in Persons, Especially Women and Children, Supplementing the United Nations Convention Against Transnational Organized Crime, 15 November 2000, available at http://www.unhcr.org/refworld/docid/4720706c0.html). Landlord acknowledges CHI’s efforts on human trafficking found at http://www.catholichealthinit.org/human-trafficking-how-you-can-help

Multi-Tenant Forn C-2 - 24 (Address: ) 52849361.2 and represents and warrants to CHI that it undertakes periodic inspections of any Subcontractor and manufacturer involved in the provision of its products/devices, items or services hereunder to ensure compliance with the foregoing. Landlord agrees upon request to provide CHI with evidence and/or recordkeeping of its compliance with this provision. 9. Default, termination and surrender a. Tenant Default and Termination. i. Termination upon Default by Tenant; Landlord Reentry. Tenant shall be in default of Tenant’s obligations under this Lease, and Landlord shall have the right, at Landlord’s option, to terminate this Lease, or retake possession without terminating this Lease, in the event that any of the following occur (each, an “Event of Default”): (1) Tenant fails to pay any undisputed payment of Rent when due and such failure continues without cure for ten (10) days after written notice by Landlord to Tenant setting forth the payment default. (2) Tenant fails in the performance of any material covenant, agreement, obligation, or condition in this Lease and such failure continues without cure for thirty (30) days after written notice by Landlord to Tenant setting forth the nature of default, or if the nature of the default is such that it cannot reasonably be cured within thirty (30) days, if Tenant fails to take prompt and diligent steps to begin to cure the default within such thirty (30) days or fails to prosecute such steps with reasonable diligence to completion; or (3) Tenant files bankruptcy or has an involuntary bankruptcy proceeding initiated against it (and same are not dismissed within sixty (60) days), makes an assignment for the benefit of creditors, or otherwise seeks protection under state or federal debtor relief laws. Upon any termination of this Lease due to an Event of Default, Tenant shall quit and surrender the Premises to Landlord. Whether or not Landlord elects to terminate this Lease, Landlord may thereafter reenter the Premises and remove all persons and property therefrom by any suitable action or proceedings at law or in equity or by force or otherwise without being liable for prosecution or in damages therefor and repossess and enjoy the Premises together with all additions, alterations, and improvements; provided, however, Tenant may elect to remove from the Premises all personal property, equipment, furniture and fixtures. Termination under this paragraph shall not relieve Tenant from the payment of any sum then due to Landlord, or from any claim for damages previously accrued, or then accruing, against Tenant

Multi-Tenant Forn C-2 - 25 (Address: ) 52849361.2 ii. Re-letting; Tenant’s Liability. Upon such reentry Landlord shall use commercially reasonable efforts to repair, alter, remodel, and/or change the character of the Premises as Landlord may see fit and/or re-let the Premises in whole or in part as the agent of Tenant or otherwise in the name of Landlord or of Tenant, as Landlord shall determine, for all or any part of the unexpired initial Term or Renewal Term of this Lease. Notwithstanding anything set forth herein to the contrary, Landlord hereby agrees to take such measures as are reasonably necessary to mitigate the damages recoverable as a result of a Tenant default. Landlord may receive its rents therefor, applying the same first to the payment of such reasonable expenses as Landlord may have incurred in entering, dispossessing, re-letting, repairing, or altering the Premises, and then to the fulfillment of the covenants of Tenant herein, including, but not limited to, Rent then due under this Lease, retaining any balance until the date the term of the initial Term or Renewal Term, as applicable, would otherwise have expired as security for the payment of all obligations of Tenant which may arise and be unpaid during such period. If Landlord, after such reentry, shall be unable to obtain sufficient rent from the Premises to pay the amount of the expenses, in addition to the payment of the rent then due under this Lease and fulfillment of covenants of Tenant herein, Tenant shall pay to Landlord at the end of each month during the remainder of the Term the difference between the rent actually received by Landlord and the sum of the rent reserved hereunder and the expenses. In attempting to re-let the Premises Landlord, in its reasonable discretion, shall determine (i) whether or not a proposed tenant is suitable and acceptable and (ii) the reasonableness of the rent to be paid by such tenant. iii. Other Remedies. Upon an Event of Default which is not cured within the applicable notice and cure periods, Landlord may, but shall not be obligated to, perform any obligation of Tenant under this Lease; and, if Landlord so elects, all costs and expenses paid by Landlord in performing such obligation, together with interest at the Default Rate (defined below), shall be reimbursed by Tenant to Landlord within thirty (30) days following demand. Any and all remedies set forth in this Lease: (i) shall be in addition to any and all other remedies Landlord may have at law or in equity, except for the right to seek consequential damages which is hereby waived by Landlord, (ii) shall be cumulative, and (iii) may be pursued successively or concurrently as Landlord may elect. The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future. iv. Holding Over. If Tenant retains possession of the Premises after the Expiration Date, Tenant shall pay Base Rent and Additional Rent during such holding over at one hundred twenty-five percent (125%) of the total Rent in effect immediately preceding such holding over for the first month of holdover, and thereafter at one hundred fifty percent (150%) of the total Rent in effect immediately preceding such holding over, computed on a

Multi-Tenant Forn C-2 - 26 (Address: ) 52849361.2 monthly basis for each month or prorated for each partial month that Tenant remains in possession. The provisions of this Section do not waive Landlord’s right of re-entry or right to regain possession by actions at law or in equity or any other rights hereunder, and any receipt of payment by Landlord shall not be deemed a consent by Landlord to Tenant’s remaining in possession or be construed as creating or renewing any lease or right of tenancy between Landlord and Tenant. If Tenant shall default in so surrendering the Premises, Tenant’s occupancy subsequent to such expiration or termination shall be deemed to be that of a tenant at will, and in no event, from month to month, shall be subject to all the terms, covenants, and conditions of this Lease applicable thereto, and no extension or renewal of this Lease shall be deemed to have occurred by such holding over. Notwithstanding anything contained in this Lease to the contrary, in the event any applicable federal, state, or local law, code, or regulation, including, without limitation, applicable healthcare laws, codes, or regulations, limit the period of any such holdover, Landlord and Tenant shall comply therewith. Notwithstanding the foregoing, if an Event of Default occurs pursuant to which Landlord enters and retakes possession of the Premises, and any Health Information or Individually Identified Health Information (“PHI”), as defined pursuant to 45 CFR 160.103, is on the Premises at the time of such entry and retaking, Landlord shall promptly relinquish possession of all such PHI to Tenant or Tenant’s legal representative and Landlord hereby relinquishes all claims to such PHI and shall comply with the provisions of Section 8.1(l). b. Surrender. Tenant shall surrender the Premises to Landlord at the expiration of the term or termination of this Lease in a good condition, except for ordinary wear and tear and damage by fire or other casualty. c. Landlord Default. If Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord’s part to be performed, and such failure is not corrected within thirty (30) days of delivery of written notice thereof by Tenant, Tenant may (a) bring a suit for specific performance and damages, or (b) perform any such covenant, term, or condition to be performed under this Lease by Landlord. If there is not an on-site property manager and an emergency exists that threatens person or property and requires immediate intervention to prevent further loss, then Tenant may take such measures as are reasonably necessary to prevent further loss and stabilize the emergency. In the event that Landlord fails to make any routine repairs to the Premises and such failure affects Tenant’s ability to do business in the Premises, then Tenant may proceed to make the repairs that Landlord failed to make. Landlord shall reimburse to Tenant the reasonable cost of such activities within thirty (30) days following receipt of Tenant’s written request for reimbursement (“Reimbursement Request”). If Landlord fails to timely pay the Reimbursement Request, then Tenant may thereafter offset such amounts with interest accruing at 8% per annum (the

Multi-Tenant Forn C-2 - 27 (Address: ) 52849361.2 “Default Rate”) against next accruing monthly installments of Additional Rent Installments until paid in full. 10. MISCELLANEOUS a. Non-Waiver. Landlord shall not by receiving partial payments of Rent in arrears be deemed to have waived any rights herein for non-payment of Rent or for any other default on the part of Tenant. No waiver or failure to enforce any of the provisions, terms, conditions, or obligations herein or failure to declare a default hereunder by Landlord shall be construed as a waiver of any subsequent breach of such provisions, term, condition, or obligation, or of any other provision, term, condition, or obligation hereunder, whether the same or different in nature. No extension of time for performance of any obligations or acts shall be deemed an extension of time for performance of any other obligations or acts. In addition to all of the remedies granted Landlord herein, Landlord shall also have the right to invoke any remedy available at law or in equity to enforce Landlord’s rights hereunder, except for the right to seek consequential damages which Landlord hereby waives, as if re-entry and other remedies were not herein provided for. b. Unavoidable Delays. If either party be delayed or prevented directly or indirectly from performing any of its obligations hereunder (other than monetary obligations) because of fire, strikes, acts of God, or other labor troubles, or for any other reason beyond such party’s reasonable control, such party shall incur no liability to the other party as a result thereof, and the period of such delay or prevention shall be deemed added to the time herein or otherwise provided for such performance. c. Assignment and Subletting. Tenant shall not directly or indirectly, voluntarily or by operation of law, sell, assign, or otherwise transfer all or any part of its interest in or rights with respect to the Premises or its leasehold estate (collectively, “Assignment”), or permit all or any portion of the Premises to be occupied by anyone other than itself or sublet all or any portion of the Premises (collectively, “Sublease”) without Landlord’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Tenant shall, without Landlord’s prior consent, have the right to assign or sublease the Premises, or any portion thereof, during the Term of the Lease to entities under the common control or operation of Catholic Health Initiative, or to any affiliate or parent entity of Tenant, or to other entities acquiring Tenant or Catholic Health Initiative, or any subsidiary of Tenant or Catholic Health Initiative’s interest in the hospital with which Tenant is affiliated (each a “Permitted Transfer”). d. Other Charges. All charges against Tenant by Landlord accruing under this Lease shall be treated as Rent due under this Lease and shall be payable at the time and in the manner specified in this Lease or in any notice from Landlord to Tenant.

Multi-Tenant Forn C-2 - 28 (Address: ) 52849361.2 e. Limitation on Landlord’s Liability. Landlord’s liability under this Lease shall be limited to Landlord’s equity interest in the Building (including all rents, issues, profits and insurance proceeds therefrom). No judgment rendered against Landlord shall give rise to any right of execution or levy against Landlord’s other assets. No individual who is Landlord or any member or partner of any joint venture, tenancy in common, firm, partnership or other form of joint ownership that is Landlord, or their heirs, personal representatives, executors, successors and assigns, shall have any personal liability to Tenant, or to any person claiming under or through Tenant, for any amount or in any capacity. Upon Landlord’s sale or transfer of its interest in the Building in which the Premises is located, Landlord shall be released from all further liability under this Lease accruing subsequent to such sale, provided that the party acquiring such interest in the Building has assumed the obligations of the Landlord under this Lease accruing subsequent to such sale. Notwithstanding anything to the contrary contained in this Lease, at no time shall Landlord encumber Landlord’s interest in the Building with indebtedness in an amount greater than sixty-five percent (65%) of the then- current value of the Building without Tenant’s prior written consent. f. Notices. All notices herein provided for shall be in writing and shall be deemed given when sent by registered or certified mail, postage prepaid, return receipt requested, and deposited in the mail address or by national next business day delivery service (e.g., Federal Express) (a) to Landlord at the location set forth below, or (b) to Tenant at the address of the Premises with a copy to the location set forth below. If to Landlord: If to Tenant: Catholic Health Initiatives 11045 E. Lansing Circle Englewood, CO 80112 Attn: Corporate Real Estate With Copy to: Catholic Health Initiatives 198 Inverness Drive W. Englewood, CO 80112 Attn: General Counsel Either party may change its address for purpose of notice, by written notice given in like manner as herein provided. g. Exhibits. All exhibits and addenda attached hereto are hereby incorporated into this Lease and shall be a part hereof whether or not they are specifically referred to herein.

Multi-Tenant Forn C-2 - 29 (Address: ) 52849361.2 h. Waiver of Notice. Tenant waives any and all notices required by law, other than such notices as may be specifically required in this Lease. i. Entire Agreement. This Lease contains the entire agreement between the parties with respect to the subject matter herein and all prior written and verbal understandings and agreements are merged herein, and this Lease may not be altered, changed, or amended, except by an instrument in writing, signed by both parties hereto. j. Successors Bound. The covenants, conditions, and agreements contained in this Lease shall be binding upon and inure to the benefit of Landlord, its successors and assigns and to Tenant, and, subject to Section 9.4, to Tenant’s successors and assigns. k. Covenant of Quiet Tenant Possession. Landlord covenants that Tenant shall have access to the Premises twenty-four (24) hours per day, three hundred sixty- five (365) days per year, and Tenant shall peacefully and quietly hold and enjoy the Premises without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through, or under Landlord for the Term of this Lease and any extensions thereof. l. Partial Invalidity. In the event that any provision or part of a provision of this Lease is held invalid or unenforceable by any court or other lawful forum, such provision shall be ineffective only to the extent that it is in contravention of applicable laws without invalidating the remaining provision of this Lease, unless such invalidity or unenforceability would defeat an essential business purpose of this Lease. m. Marginal Captions; Construction. The marginal captions in this Lease are for convenience only and are not intended to limit or amplify the terms and provisions of this Lease. Whenever the context admits or requires, words in the singular may be regarded as in the plural and vice versa and personal pronouns may be read as masculine, feminine, or neuter. n. Intentionally Deleted. o. Disputes. In the event of any dispute, litigation or other proceeding between Landlord and Tenant arising out of this Lease, each party shall be responsible for their own court costs and attorneys’ fees. p. Survival. Whether specifically identified or not, the obligations of the parties under this Lease which by their nature or content would continue beyond the expiration or termination of this Lease shall survive any such expiration or termination and shall remain in effect and binding upon the parties until they have fulfilled all of their obligations hereunder and the statute of limitations shall not commence to run until the time such obligations have been fulfilled.

Multi-Tenant Forn C-2 - 30 (Address: ) 52849361.2 q. Governing Law. This Lease shall be governed by the laws of the state in which the Premises is located applicable to agreements made and to be performed wholly within the state in which the Premises is located, irrespective of such state’s choice of law principles. r. Estoppel Certificate. Tenant agrees, upon written notice by Landlord, to execute, acknowledge, and deliver to Landlord, a statement in writing addressed to Landlord or other party designated by Landlord certifying that this Lease is in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the actual commencement and expiration dates of the Lease, stating the dates to which rent and other charges, if any, have been paid, and stating whether or not the signor is aware of any default by either party under this Lease, without inquiry or investigation. Tenant shall deliver the statement to Landlord within such fifteen (15) business days of written request of the estoppel by Landlord. Landlord shall also deliver an estoppel to Tenant, upon written request thereof, as set forth above. s. Subordination. This Lease is and shall be expressly subject and subordinate at all times to (a) any present or future ground, underlying, or operating lease of the Building, and all amendments, renewals, and modifications to any such lease, and (b) the lien of any present or future mortgage or deed of trust encumbering fee title to the Building and/or the leasehold estate under any such lease; provided that (and as a condition thereto), Landlord uses commercially reasonable efforts to obtain from existing (and shall obtain from all future) mortgage or deed of trust holders a commercially reasonable subordination and non-disturbance agreement that is satisfactory to Tenant, and does not adversely alter or negate any of Tenant’s rights and remedies granted under this Lease or applicable law. If any such mortgage or deed of trust to which Tenant has subordinated is foreclosed upon request of the mortgagee or beneficiary, as the case may be, Tenant will attorn to such party. t. Tenant’s Financing. Notwithstanding anything to the contrary herein, Tenant shall be permitted to finance its personal property in the Premises at any time during the Term and in connection therewith, Landlord hereby waives any liens, it may have, by statute or otherwise, on Tenant’s personal property in the Premises to the liens granted by Tenant to any lender financing such personal property. Upon ten (10) business days’ request by Tenant, Landlord shall execute appropriate waiver agreements in connection with financing or leasing of any personal property within the Premises by Tenant. u. Financial Statements. Tenant shall provide to Landlord the following: i. within thirty (30) days after the end of each calendar year during the Term, Tenant shall provide Landlord with its most recent financial statements for the applicable calendar year just completed, including operating statement and balance sheet (hereinafter referred to as “Financial Documents”), which Financial Documents shall be prepared by the Affiliate or its

Multi-Tenant Forn C-2 - 31 (Address: ) 52849361.2 accountant in accordance with internal accounting principles and sound management practices consistently applied; and ii. promptly upon Tenant’s receipt thereof, copies of all written communications received by Tenant from any regulatory agency relating to (A) surveys of the Premises for purposes of licensure, Medicare and Medicaid certification and accreditation which identify material violations or required changes relating to operation of the Premises, and (B) any proceedings, formal or informal, with respect to cited deficiencies with respect to services and activities provided and performed at the Premises, including patient and resident care, patient and resident activities, patient and resident therapy, maintenance, or the condition of the Premises, and involving an actual or threatened warning, imposition of a material fine or a penalty, or suspension, termination or revocation of any Premises’ license to be operated in accordance with its Permitted Use. v. OFAC. Pursuant to United States Presidential Executive Order 13224 ("Executive Order") and related regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury, U.S. persons and entities are prohibited from transacting business with persons or entities who, from time to time, are determined to have committed, or to pose a risk of committing or supporting terrorist acts, narcotics trafficking, money laundering, and related crimes. Those persons and entities are identified on a list of Specially Designated Nationals and Blocked Persons (“List”), published and regulated by OFAC. The names, including aliases, of those persons or entities on the List (“Blocked Persons”) are updated frequently. In addition, OFAC enforces other Executive Orders which, from time to time, impose restrictions on transactions with, or involving, certain countries. Landlord and Tenant represent and warrant that neither party, nor to its respective knowledge, any of its respective officers, directors, shareholders, partners, members, or associates, and no other direct or indirect holder of any equity interest in such party, is acting, directly or indirectly, for or on behalf of any person, group, entity, or nation named by any Executive Order or the United States Treasury Department as a terrorist, a Blocked Person, or other banned or blocked person, group, entity, nation or transaction pursuant to any law, order, rule, or regulation that is enforced or administered by OFAC and that it is not engaged in this transaction, directly or indirectly, on behalf of, or instigating or facilitating this transaction, directly or indirectly, on behalf of any such person, group, entity, or nation. w. Amendments. This Lease may be amended at any time by mutual agreement of the parties without additional consideration, provided that before any amendment shall become effective, it shall be reduced to writing and signed by each of the parties. x. Remedies Cumulative. The various rights, options, elections, powers, and remedies of the respective parties hereto contained in, granted or reserved by this Agreement, are in addition to any others that said parties may be entitled to by

Multi-Tenant Forn C-2 - 32 (Address: ) 52849361.2 law (except as expressly set forth in this Lease), shall be construed as cumulative, and no one of them is exclusive of any of the others, or of any right or priority allowed by law. y. Counterparts. This Lease, and any addenda hereto, may be executed in several counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument. z. Tenant’s Rooftop Rights. Tenant may locate and install a microwave, satellite, cell tower, or other antenna communications system, including the related installation apparatus and facilities (collectively, “Equipment”) on the roof of the Building upon prior written notice to Landlord, provided that (a) the installation and maintenance of the Equipment is in conformity with all applicable zoning and other laws, and (b) the location, installation and maintenance of the Equipment shall (i) be subject to and completed in accordance with the terms and conditions all applicable governmental laws, codes, rules, regulations and ordinances in effect from time to time; (ii) be located on that part of the roof as Landlord may from time to time designate; and (iii) shall not unreasonably interfere with the use of any other communications equipment installed on the roof prior to the time Tenant installs the Equipment. Tenant shall also have the right to run appropriate electrical cabling from the Premises to connect to its Equipment. Tenant shall not be obligated to pay any additional rent for such use of the roof. Tenant, at its sole cost and expense, will keep the Equipment and surrounding area in good order and repair and free from any hazard to person or property. Landlord shall use commercially reasonable efforts to ensure that any subsequent rooftop user does not impair Tenant’s data transmission and reception and shall cooperate with Tenant in eliminating any interference caused by any other party using the roof. Upon termination of this Lease, Tenant, at its sole cost and expense, shall remove the Equipment and shall restore the roof of the Building to its condition existing prior to the installation of the Equipment, ordinary wear and tear excepted. aa. PTRC. To the extent Landlord or any owner of Landlord is a physician, the parties acknowledge that this Lease is subject to the review and approval of Tenant’s Physician Transaction Review Committee (“PTRC”). In the event that this Lease has been executed and final approval by the PTRC is not received in a timely manner, this Lease shall automatically terminate. Such termination shall be considered without harm or damage to either party.] bb. Right of First Offer. [Optional: This section to be used if no ground lease.] In the event that at any time during the Term space in the Building is vacant and available for lease to a third party (the “ROFO Space”), Landlord shall so notify Tenant in writing of the availability of such space (a “ROFO Notice”) and Tenant shall have thirty (30) days from receipt of the ROFO Notice to notify Tenant in writing of Tenant’s exercise of its option to lease the ROFO Space on the terms and conditions contained in the ROFO Notice, and otherwise on commercially reasonable terms and conditions (the “Right of First Offer”). The ROFO Notice shall identify the space, base rental, date of availability, tenant improvement

Multi-Tenant Forn C-2 - 33 (Address: ) 52849361.2 allowance (if any) that Landlord is willing to provide. In the event Tenant fails to deliver to Landlord its written acceptance of the Right of First Offer set forth in the ROFO Notice within thirty (30) days of its receipt thereof, Landlord, subject to all other terms of this Lease, shall be free to lease the ROFO Space to a third party, and the Right of First Offer with respect to the ROFO Space shall be null and void until the expiration or earlier termination of the resulting lease with the third party; provided, that if Tenant does not timely deliver to Landlord its written acceptance of the Right of First Offer set forth in the ROFO Notice and Landlord does not enter into a lease for the ROFO space offered to Tenant within nine (9) months after Landlord’s delivery of the ROFO Notice, then if Landlord desires later to lease the ROFO Space, Landlord shall be required to again provide Tenant with a ROFO Notice. The failure of Tenant to exercise this Right of First Offer for any available ROFO Space in one instance shall not be deemed a waiver of its Right of First Offer in another instance. [insert any required state specific provisions] [Signatures begin on next page]

Multi-Tenant Forn C-2 - 34 (Address: ) 52849361.2 IN WITNESS WHEREOF, the parties hereto have executed or caused this Lease to be executed as of the dates set forth below. TENANT: LANDLORD: , a , a By: By: Name: Name: Title: Title: Date: Date:

Multi-Tenant Form Multi Tenant Form C-2 - 35 (Address: ) 52849361.2 Exhibit A Floor Plan of the Premises

Multi-Tenant Form Multi Tenant Form C-2 - 36 (Address: ) 52849361.2 Exhibit B Legal Description of the Land

Multi-Tenant Form Multi Tenant Form C-2 - 37 (Address: ) 52849361.2 Exhibit C Rules and Regulations [attached hereto]

Multi-Tenant Forn C-2 - 38 (Address: ) 52849361.2 Exhibit D Cleaning Standards

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C-3 - 2 52849361.2

EXHIBIT D

Personal Property List (Washington Properties)

Equipment Inventory by Building - PNW				
Equipment List	**Year Added**	**Location**	**Approx Cost**	**Notes**
St. Joseph Medical Clinic				
Artwork - Common Areas	2011	Lobby, 1st, 2nd and 3rd Floors Common	$25,000.00	-
Banquette with Arms (Long Bench)	2011	Lobby Entryway Common Areas	$13,000.00	1 Bench
Exterior Benches	2011	Exterior entry at Lobby Level	$2,800.00	2 Benches
Exterior Trash Receptacle	2011	Exteior - Main entry	$500.00	1 Receptacle
Interior Trash Receptacles	2011	Interior - Lobby, 1st, 2nd and 3rd Common	$600.00	4 Receptacles
Directory Boards	2010	Lobby and 2nd Floor Common Areas	$5,000.00	2 Directory Boards
Suite Signs	2010	Lobby, 1st, 2nd and 3rd Floors Common	$4,000.00	
Directional Signs	2010	1st, 2nd and 3rd Floors Common Areas	$3,200.00	
Blade or Flag Signs	2010	Lobby, 1st, 2nd and 3rd Floors Common	$2,700.00	
Terra Cotta Pots/Planters	2006	Exterior - P-6 and Entryway to building	$3,500.00	8 Pots
Shared Waiting Room Chairs/End Tables	2005	1st Floor Shared Waiting Room - Common	$1,500.00	12 Chairs and 3 End Tables
Monument Sign	1991	Exterior of Building on "I" Street	$11,000.00	1 Momument Sigm
			$72,800.00	
FESC				
Trash Compactor	2015	Ext - Southwest Corner of Building	Unknown	1 - Compactor - Building Purchased in 2015
Exterior - Trash Receptacles	2015	Ext - Main entry to building - 2; 1 at back entry	Unknown	3 Trash Receptacles - Building Purchased in 2015
Exterior - Monument Sign	2010	Ext - Outside Entry to Parking Lot	$3,000.00	1 Monument Sign
FAC-Market				
Storage Shed	2008	Garage - Level 4	$500.00	1 Storage Shed

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52849361.2

Bike Rack	2008	Garage - Level 4	$500.00	1 Bike Rack
Trash Receptacle - Rubbermaid	2008	Garage - Level 4	$100.00	1 Trash Receptacle
			$1,100.00	
Physicians Medical Center				
Directory Board/Suite Signs/ Floor # Signs	2005	1st, 2nd, 3rd and 4th Floors Common	$5,500.00	1 Directory Sign on 1st Floor
Benches	2005	1st, 2nd, 3rd and 4th Floors Common	$4,750.00	5 Benches
Artwork	2005	1st, 2nd, 3rd and 4th Floors Common	$10,000.00	
Trash Receptacles - Exterior	2005	Exterior Entry - Parking lot to vestibule	$300.00	1 Metal Receptacle
Trash Receptacles - Exterior	1997	Exterior Entry - "I" Street Side	$300.00	1 Cement Receptacle
Trash Receptacles - Interior	1997	1st, 2nd, 3rd and 4th Floors Common	$500.00	Outside of elevators and attached to wall
Planter - Exterior	1997	Walkway to building - Vestibule	$250.00	Aggregate Planter
			$21,600.00	
Gig Harbor Medical Pavilion				
Directory Board - Lobby	2015	1st Floor - Common Area	$2,800.00	1 Directory Board
Wayfinding Signage	2015	1st and 2nd Floors - Common Areas	$2,135.28	
Suite Signs	2015	1st and 2nd Floors - Common Areas	$2,750.00	
Artwork - 2nd Floor	2003	Artwork - 2nd Floor Common Areas	$4,500.00	
Water Feature	2003	1st Floor Entryway - Common Areas	$6,000.00	1 Water Feature
Silk Plants	2003	1st and 2nd Floors - Common Areas	$6,000.00	
Trash Receptacles - Exterior	1991	Exterior - Main Entry	$300.00	1 Trash Receptacle
Picnic Table	1991	Exterior of Building	$300.00	1 Picnic Table
Artwork	1991	Nominal - 1st Floor - Common Area	$1,000.00	
Monumental Sign	1991	Exterior - Entry to parking lot	$9,000.00	1 Monumental Sign
			$34,785.28	
***St. Clare Medical Pavilion**				
Benches	2010	1st, 2nd and 3rd Floor Common	$4,000.00	4 Benches
Directional Signage	2009	1st, 2nd and 3rd Floor Common	$5,000.00	
Framed artwork for Corridors	2008	1st, 2nd and 3rd Floor Common	$2,700.00	8 Pieces - One in 1st Floor Women's Restroom
Trash Receptacles - Exterior	2008	Exterior entry on each side of building	$600.00	2 Metal Receptacles

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52849361.2

D-3 52849361.2 Trash Receptacles - Common Area 2008 Interior - 1st, 2nd and 3rd Floor Common $450.00 3 Trash Receptacles Directory and Suite Signs 2003 1st, 2nd and 3rd Floor Common $2,500.00 1 Directory - 1st Floor $15,250.00 *Note: Glass Display case on 1st Floor belongs to Hospital Gift Shop

E-1 52849361.2 EXHIBIT E Deed1 SPECIAL WARRANTY DEED KNOW ALL MEN BY THESE PRESENTS: That ___________________________________, GRANTOR, for the consideration of the sum of Ten and no/100 Dollars ($10.00), and other good and valuable consideration in hand paid by ________________________________ GRANTEE, the receipt of which is hereby acknowledged, does grant, bargain, sell and convey unto the said GRANTEE(S) and unto GRANTEE(S)’ heirs and assigns forever the following described land, situated in the County of _________, State of _____________, to-wit: SAMPLE LEGAL “SUBJECT TO RIGHT OF WAY/EASEMENTS AND RESTRICTIONS, IF ANY” TO HAVE AND TO HOLD the same unto the said GRANTEE(S) and unto its heirs and assigns forever, with all appurtenances thereunto belonging. And GRANTOR(S) hereby covenants with the said GRANTEE(S) that GRANTOR(S) will forever warrant and defend the title to said lands against all claims whatsoever, done or suffered by it but none other. 1 Modify on a State by State basis and confirm with Title Company/local counsel as to form.

E-2 52849361.2 IN TESTIMONY WHEREOF, The name of the grantor is hereunto affixed by its ___________________________, this ____ day of _________________, _____. GRANTOR By: ACKNOWLEDGEMENT STATE OF _________________ COUNTY OF _______________ On this ____ day of ______________, ____, before me, the undersigned officer, personally appeared ______________________________________________________________, known to me to be the person whose name is subscribed and acknowledged that _____ had executed the foregoing instrument for the consideration, purposes and uses therein mentioned and set forth, as the act of the principal. IN WITNESS WHEROF, I hereunto set my hand and official seal this ____ day of _____________, _____.. __________________________________________ Notary Public: MY COMMISSION EXPIRES:

Multi-Tenant Form F-1 52849361.2 EXHIBIT F Form of Assignment and Assumption of Third Party Lease(s) ASSIGNMENT AND ASSUMPTION OF LEASES THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this “Assignment”), is made and entered into this _____ day of ____________, 2016 by and among _____________________ (the “Assignor”), and DOC-_______________, LLC, a Wisconsin limited liability company (“Assignee”). WITNESSETH Assignor, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby assigns and transfers to Assignee, all of Assignor’s right, title and interest in the leases listed on Exhibit A attached hereto and incorporated herein (collectively, the “Leases”), in connection with and related to the property located at _________________________. Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, to the extent resulting from the Assignor’s obligations under the Leases that relate to the period prior to the date hereof. Assignee hereby expressly assumes all of the obligations imposed upon the Assignee under the Leases and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, to the extent resulting from the Assignor’s obligations under the Leases that relate to the period on or after the date hereof. This Assignment shall be governed by and construed in accordance with the laws of the State of ______________. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Assignment may not be modified, altered or amended, or its terms waived, except by an instrument in writing signed by the parties hereto. [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

F-2 52849361.2 IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date first above written. ASSIGNOR: ________________________________ By: Name: Its:

F-3 52849361.2 IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date first above written. ASSIGNEE: DOC-_______________________, LLC By: Physicians Realty L.P., its Manager By: Physicians Realty Trust, its general partner By:___________________________________ John T. Thomas President and Chief Executive Officer

G-1 52849361.2 EXHIBIT G Form of Tenant Notice [__________________________] c/o ___________________ __________ ___, 20[__] CERTIFIED MAIL, RETURN RECEIPT REQUESTED ___________________________ ___________________________ ___________________________ ___________________________ RE: Lease Agreement dated as of [_________________], between [_________________], a Delaware limited liability company, as “Landlord”, and [_________________], as ‘“Tenant”, as amended Ladies & Gentlemen: This is to inform you that Landlord has assigned all of its interests in the Lease to [__________________], a [_________________________]. After the date hereof, all future correspondence and/or notices to Landlord given pursuant to Paragraph ___ of the Lease should be directed to the following address: _______________________ _______________________ _______________________ After the date hereof, all future rent payments shall be made to [______________] at the following address pursuant to Paragraph ___ of the Lease: _______________________ _______________________ _______________________ [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Thank you for your attention to this matter.

[__________________], LLC

By:________________________________
Name:
Title:

G-2

52849361.2

H-1 52849361.2 EXHIBIT H Form of Memorandum of Ground Lease MEMORANDUM OF LEASE This Memorandum of Lease (this “Memorandum”) is made as of the _____ day of__________ , 2016, by and between _________________________, a _________________ (“Landlord”), and _________________________, a _________________ (“Tenant”), to give notice of the below described lease. 1. Lease. On ________ ___, 2016, Landlord and Tenant entered into that certain Ground Lease (the “Lease”) whereby Landlord granted Tenant the right to lease that certain real property more particularly described on Exhibit ”1” attached hereto and by this reference incorporated herein (the “Leased Ground”). 2. Term. The initial Term of forty-nine (49) years commenced on _________, ____. Tenant may renew and extend the term of the Lease for three (3) additional consecutive option periods of ten (10) years each, subject to the terms of the Lease. 3. Restrictions. (a) Prohibitted Use. The Leased Ground and any improvements thereon shall be used solely for medical offices and for the practice of medicine and any other ancillary use and for no other purposes, except as otherwise approved in writing by Landlord, in its reasonable discretion. Tenant agrees that it shall not permit the Leased Ground or any improvements thereon or portion thereof to be used by Tenant or any occupant or tenant thereof (other than Landlord or its affiliate which may lease space in the MOB from time to time) for the following services without the express prior written approval of Landlord, which approval, except as otherwise provided in the Lease, shall be at the sole discretion of Landlord and may be withheld for any reason, reasonable or unreasonable, or for no reason at all: (i) ambulatory surgery procedures (as defined in the list of Medicare- covered ambulatory surgery procedures) or any other surgical or other procedures that require a general anesthetic (as opposed to only a local anesthetic); (ii) physical therapy; (iii) reference diagnostic imaging services (which include, without limitation, the following: fluoroscopy, computerized tomography (CT), radiation therapy, mammography and breast diagnostics, nuclear medicine testing, magnetic resonance imaging and positive emission tomography); (iv) cardiac catheterization; and (v) laboratory services, unless Landlord acknowledges in writing that laboratory services are not available to Tenant or such occupants on a commercially reasonable basis at the Hospital or any medically-related facility in _________ owned or operated by Landlord or an affiliate; provided, however, that Landlord’s consent shall not be required for x-ray, plane film radiography and ultrasound services, and Landlord shall not otherwise unreasonably withhold approval with respect to any other services identified under subsections (i) through (v) above, with respect to tenants of the MOB or physician employees of such tenants performing x-ray, plane film radiography or ultrasound services or other services identified under subsections (i) through (v) as such services

H-2 52849361.2 relate to their own patients where such tenants or physician employees of such tenants are the treating professionals and such services are provided incidental to any such tenants or physician employees of such tenants use of the MOB to the extent such services are customarily provided by a physician in the treatment of such physician’s patients in the ordinary and customary course of treatment within a physician office setting, provided that such services (A) may be performed under applicable law in a physician office setting, (B) are merely ancillary and incidental to such physician’s primary medical practice and do not constitute the physician’s primary medical practice or specialty nor the predominant services rendered by such physician to such physician’s patients and (C) such patients are not referred to such physician primarily for the purpose of obtaining such services. (b) ERD Restritions. Landlord is an affiliate of Catholic Health Initiatives (“CHI”), a Colorado nonprofit corporation, and the MOB is associated with the Hospital. As long as (i) the Hospital or the Hospital Operator are an affiliate of CHI, or (ii) the Land is owned, operated or managed by Landlord, or an affiliate of Landlord, or CHI, or any other entity subject to Canon Law of the Roman Catholic Church, the Leased Ground, or any part thereof leased hereunder (including, without limitation, the MOB), will at all times hereafter be used in a manner materially consistent with the Ethical and Religious Directives for Catholic Health Care Services, Fourth Edition, as promulgated by the United States Conference of Catholic Bishops, as amended from time to time, and as interpreted by the local bishop (the “ERDs”). The ERDs can be found at the following website: http://www.usccb.org/issues-and-action/human-life-and- dignity/healthcare/upload/Ethical-Religious-Directives-Catholic-Health-Care-Services- fifth-edition-2009.pdf. At no time during such period will any building, edifice, enclosure, structure, machinery, tools, supplies or equipment be constructed, installed, stored, repaired, attached or placed upon any part of the Leased Ground that will be designed, constructed, intended to be used primarily for, or equipped primarily to carry on, any activity which is inconsistent with the ERDs. The initial determination of whether any use is inconsistent with the ERDs will be made by Landlord or CHI. If Tenant or any subtenant does not agree with such determination, Landlord and Tenant will appoint a qualified moral theologian or ethicist who will be deemed to have final authority to resolve the disputed issue, and the costs incurred to resolve such issue shall be borne by the non-prevailing party. (c) Assignment and Subletting. Tenant may not assign, sublet or pledge its interest in the Lease without Landlord’s consent or enter into any agreement which could result in any lien upon the Leased Ground, except as set forth in the Lease. 4. Improvements. The improvements constructed on the Leased Ground are the property of Tenant and the same have been conveyed to Tenant by a Special Warranty Deed. Tenant, at its own costs and expense, shall maintain, repair and replace, or cause such to be done, to the Leased Ground, MOB and any other improvements thereon and appurtenances thereto and every part thereof, including without limitation all landscaping therein, in good order, condition

H-3 52849361.2 and repair and in accordance with all applicable laws, rules, ordinances, orders and regulations of all governmental authorities. Tenant shall not suffer, create or permit any mechanic’s liens or other liens to be filed against the fee of the Leased Ground nor against Tenant’s leasehold interest in the land, nor any buildings or improvements on the Leased Ground, by reason of any work, labor, services or materials supplied or claimed to have been supplied to Tenant or anyone holding the Leased Ground or any part thereof through or under Tenant. Pursuant to applicable law, Landlord’s interest as herein described shall not be subject to liens for improvements made by Tenant or any subtenant. 5. Other Terms and Provisions. The Lease contains other terms and provisions which are not set forth herein but which are acknowledged by Landlord and Tenant, and reference is here made to the Lease for a complete statement thereof, including Tenant’s right of first offer to purchase and develop the land more particularly described on Exhibit “2” to this Memorandum. 6. Memorandum; Counterparts. This Memorandum is executed for the purpose of being recorded in the office of the recorder where the Leased Ground is located to give notice of the existence of the Lease and the renewal options contained therein. In no event will this Memorandum be deemed to modify any of the terms and conditions of the Lease. This Memorandum may be executed in counterparts. 7. Addresses of the Parties. The respective addresses of the parties are as follows: Landlord: __________________________ __________________________ __________________________ __________________________ Tenant: _________________________ __________________________ __________________________ __________________________ Signature Page follows on next page

H-4 52849361.2 Signed, sealed and delivered in the presence of: LANDLORD: _________________________, a _________________ Print Name: By: Name: Title: Print Name: TENANT: _____________________________, a _________________ Print Name: Print Name: By: Name: _________________ Title: _____________________

H-5 52849361.2 ACKNOWLEDGEMENTS STATE OF ) ) ss. COUNTY OF ) The foregoing instrument was acknowledged before me this ___ day of ____________, 2015, by ____________________, as ____________________ of _________________________ on behalf of the corporation, who ____ is personally known to me or _____ produced his/her driver’s license as identification. NOTARY PUBLIC-State and County aforesaid Print/Type/Stamp Name: Commission Expiration Date: Notary Seal: STATE OF ) ) ss. COUNTY OF ) The foregoing instrument was acknowledged before me this ___ day of __________, 2015, by ____________________, as Authorized Representative of __________________________________________________, who ____ is personally known to me or _____ produced his/her driver’s license as identification. NOTARY PUBLIC-State and County aforesaid Print/Type/Stamp Name: Commission Expiration Date: Notary Seal:

<u>SCHEDULE 1</u>

Approval and Non-Approval Properties

1. Non-Approval Properties

A. . <u>Physician Medical Center</u>
1624 S "I" Street
Tacoma, Pierce County, Washington
Owner: Franciscan Health System

B. <u>Jewish Medical Plaza 1</u>
100 E. Liberty Street
Louisville, Jefferson County, Kentucky
Owner: Jewish Hospital & St. Mary's Healthcare, Inc.

C. <u>Jewish Medical Plaza II</u>
250 E. Liberty Street
Louisville, Jefferson County, Kentucky
Owner: Jewish Hospital & St. Mary's Healthcare, Inc.

D. <u>Jewish Medical Center East</u>
3920 Dutchmans Lane
Louisville, Jefferson County, Kentucky
Owner: Jewish Hospital & St. Mary's Healthcare, Inc.

E. <u>Jewish Medical Center South</u>
1903 West Hebron Lane
Shepherdsville, Bullit County, Kentucky
Owner: Jewish Hospital & St. Mary's Healthcare, Inc.

F. <u>Cardwell Professional Building</u>
1111 West Frank Avenue
Lufkin, Angelina County, Texas
Owner: Memorial Health System of East Texas

G. <u>Medical Arts Pavilion</u>
1105 West Frank Avenue
Lufkin, Angelina County, Texas
Owner: Memorial Health System of East Texas

H. <u>Lakeside Three Professional Center</u>
16929 Frances Street
Omaha, Douglas County, Nebraska
Owner: Alegent Health

Schedule 1 - 1

52849361.2

Schedule 1 - 2 52849361.2 I. St. Francis Memorial Health Center 2116 West Faidley Avenue Grand Island, Nebraska Owner: Saint Francis Medical Center 2. Approval Properties A. St. Joseph Medical Clinic 1708 S. Yakima Street Tacoma, Pierce County, Washington Owner: St. Joseph Hospital and Health Care Center B. Franciscan Education and Support Center (a/k/a FESC) 2420 S. State Street Tacoma, Pierce County, Washington Owner: Franciscan Health System C. St. Clare MOB 11311 Bridgeport Way Lakewood, Pierce County, Washington Owner: Franciscan Health System – West D. Gig Harbor Medical Pavilion 6401 Kimball Drive Gig Harbor, Pierce County, Washington Owner: Stroh Family, LLC (ground fee owner and lessor under ground lease) Ground Lessee (for assignment of leasehold interest to Buyer): St. Joseph Development Company, Inc. E. St. Mary Caritas Medical I 4402 Churchman Avenue Louisville, Jefferson County, Kentucky Owner: CHI Kentucky, Inc. F. St. Mary Caritas Medical II 1900 Bluegrass Avenue Louisville, Jefferson County, Kentucky Owner: CHI Kentucky, Inc. G. St. Mary Caritas Medical III 4500 Churchman Avenue Louisville, Jefferson County, Kentucky Owner: CHI Kentucky, Inc.

Schedule 1 - 3 52849361.2 H. St. Vincent West MOB 16221 St. Vincent Way Little Rock, Pulaski County, Arkansas Owner: St. Vincent Infirmary Medical Center I. Missionary Ridge MOB (f/k/a Memorial East) 725 Glenwood Drive Chattanooga, Hamilton County, Tennessee Owner: Memorial Health Care System, Inc. J. Woodlands Medical Arts Center 17198 St. Luke’s Way The Woodlands, Montgomery County, Texas Owner: St. Luke’s Episcopal Properties Corporation K. Memorial Outpatient Therapy Center 1301 West Frank Avenue Lufkin, Angelina County, Texas Owner: Memorial Health System of East Texas L. Peak One ASC 350 Peak One Drive Frisco, Summit County, Colorado Owner: Catholic Health Initiatives Colorado M. Great Plains Rehab Center 1212 E. Main Avenue Bismarck, Burleigh County, North Dakota Owner: St. Alexius Medical Center N. St. Alexius Tech & Ed Building 1310 East Main Avenue Bismarck, Burleigh County, North Dakota Owner: St. Alexius Medical Center O. St. Alexius Orthopedic Center of Excellence 310 North 9th Street Bismarck, Burleigh County, North Dakota Owner: St. Alexius Hospital P. St. Alexius Medical Arts Plaza 810 East Rosser Avenue Bismarck, Burleigh County, North Dakota Owner: St. Alexius Medical Center

Schedule 1 - 4 52849361.2 Q. Minot Medical Plaza 2111 NW Landmark Circle Minot, Ward County, North Dakota Owner: St. Alexius Medical Center R. Good Samaritan MOB 3219 Central Avenue Kearney, Buffalo County, Nebraska Owner: Good Samaritan Hospital, Kearney, Nebraska S. Lakeside Two Professional Center 17030 Lakeside Hills Plaza Omaha, Douglas County, Nebraska Owner: Alegent Health T. Lakeside Wellness Center 16940 Lakeside Hills Plaza Omaha, Douglas County, Nebraska Owner: Alegent Health U. Midlands One Professional Center 11109 S. 84th Street Papillion, Sarpy County, Nebraska Owner: Alegent Health V. Midlands Two Professional Center 401 East Gold Coast Road Papillion, Sarpy County, Nebraska Owner: Alegent Health

Schedule 2 - 1 52849361.2 SCHEDULE 2 Purchase Price Allocations Cardwell Professional Building 8,560,000 FESC 18,970,000 Franciscan Medical Pavilion in Gig 4,626,000 Good Samaritan MOB 24,220,000 Jewish - Medical Center East 83,060,000 Jewish - Medical Center South 17,340,000 Jewish - Medical Plaza I 9,880,000 KYOne Health Medical Plaza II 6,480,000 Lakeside Three Professional 1,700,000 Lakeside Two Professional 13,820,000 Lakeside Wellness Center 10,500,000 Medical Arts Pavilion, Bismarck 13,120,000 Medical Arts Pavilion, Lufkin 6,320,000 Memorial Health Center 36,130,000 Memorial Outpatient Therapy Cntr. 5,020,000 Midlands One Professional Cntr. 5,716,623 Midlands Two Professional Cntr. 1,481,184 Missionary Ridge MOB 9,020,000 Peak One ASC 6,680,000 Physician Medical Center 8,368,721 St. Alexius - Minot Medical 26,570,000 St. Alexius - Orthopaedic Cntr. 15,130,000 St. Alexius - Rehab Center 6,350,000 St. Alexius - Tech & Ed 16,680,000 St. Clare Medical Pavilion 11,041,826 St. Joseph Medical Clinic 16,809,814 St. Mary - Caritas Medical I 9,280,000 St. Mary - Caritas Medical II 5,610,000 St. Mary - Caritas Medical III 900,726 St. Vincent West MOB 14,120,000 Woodlands Medical Arts Center 21,730,000 Grand Total 435,234,894

Schedule 3 - 1 52849361.2

Schedule 4 - 1 52849361.2 SCHEDULE 4 Seller’s “Knowledge Parties” Physician Medical Center, Tacoma, WA Wade Moberg Tahni Madden St. Joseph Medical Clinic, Tacoma, WA Wade Moberg Tahni Madden Franciscan Education and Support Center (FESC), Tacoma, WA Wade Moberg Tahni Madden St. Clare MOB, Lakewood, WA Wade Moberg Tahni Madden Gig Harbor Medical Pavilion, Gig Harbor, WA Wade Moberg Tahni Madden Jewish Medical Plaza I, Louisville, KY Debbie Bolton Elvin Rayford Jewish Medical Plaza II, Louisville, KY Debbie Bolton Elvin Rayford Jewish Medical Center East, Louisville, KY Debbie Bolton Elvin Rayford St. Mary Caritas Medical I, Louisville, KY Debbie Bolton Elvin Rayford St. Mary Caritas Medical II, Louisville, KY Debbie Bolton Elvin Rayford St. Mary Caritas Medical III, Louisville, KY Debbie Bolton Elvin Rayford

Schedule 1 - 2 52849361.2 Jewish Medical Center South, Shepherdsville, KY Debbie Bolton Elvin Rayford St. Vincent West MOB, Little Rock, AR Steve Souris Tadd Richert Missionary Ridge MOB (f/k/a Memorial East), Chattanooga, TN Tony Crower Steve Souris Woodlands Medical Arts Center, The Woodlands, TX Elizabeth Stockstill (through April 22) John Franks Cardwell Professional Building, Lufkin, TX Elizabeth Stockstill (through April 22) Darryl Dan Ken Miller Medical Arts Pavilion, Lufkin, TX Elizabeth Stockstill (through April 22) Darryl Dan Ken Miller Memorial Outpatient Therapy Center, Lufkin, TX Elizabeth S Stockstill (through April 22) Darryl Dan Ken Miller Peak One ASC, Frisco, CO Scot Brooks Great Plains Rehab Center, Bismarck, ND Kevin O’Neil Terry Arnold St. Alexius – Tech & Ed Building, Bismarck, ND Kevin O’Neil Terry Arnold St. Alexius – Orthopaedic Center of Excellence Building, Bismarck, ND Kevin O’Neil Terry Arnold

Schedule 1 - 3 52849361.2 St. Alexius Medical Arts Plaza, Bimarck, ND Kevin O’Neil Terry Arnold Minot Medical Plaza, Minot, ND Kevin O’Neil Terry Arnold Good Samaritan MOB, Kearney, NE Don Mandel Dennis Webster Lakeside Two Professional Center, Omaha, NE Don Mandel Dennis Webster Lakeside Three Professional Center, Omaha, NE Don Mandel Dennis Webster Lakeside Wellness Center, Omaha, NE Don Mandel Dennis Webster Midlands One Professional Center, Papillion, NE Don Mandel Dennis Webster Midlands Two Professional Center, Papillion, NE Don Mandel Dennis Webster St. Frances Memorial Health Center, Grand Island, NE Don Mandel Dennis Webster

Schedule 5

Cap Ex Credits and Lease Adjustment Credits

	Deferred Maintenance Credit	Specific Property Credits	Lease Adjustment Credits
Cardwell Professional Building		0	0
FESC		0	0
Franciscan Medical Pav. in Gig		1,800,000	0
Good Samaritan MOB		0	0
Jewish - Medical Center East		0	0
Jewish - Medical Center South		0	0
Jewish - Medical Plaza I		0	0
KYOne Health Medical Plaza II		0	0
Lakeside Three Professional		0	0
Lakeside Two Professional		0	0
Lakeside Wellness Center		0	0
Medical Arts Pavilion, Bismarck		0	0
Medical Arts Pavilion, Lufkin		0	0
Memorial Health Center		0	0
Memorial Outpatient Therapy Cntr.		0	0
Midlands One Professional Ctr.		0	0
Midlands Two Professional Cntr.		0	0
Missionary Ridge MOB		0	0
Peak One ASC		0	0
Physician Medical Center		0	198,876
St. Alexius - Minot Medical		0	0
St. Alexius - Orthopaedic Cntr.		0	0
St. Alexius - Rehab Center		0	0
St. Alexius - Tech & Ed		0	0
St. Clare Medical Pavilion		0	419,824
St. Joseph Medical Clinic		0	125,447
St. Mary - Caritas Medical I		0	0
St. Mary - Caritas Medical II		0	0
St. Mary - Caritas Medical III		0	0
St. Vincent West MOB		0	0
Woodlands Medical Arts Center		0	0
Grand Total	**$9,852,816***	**1,800,000**	**744,146**

*Prior to Closing, Buyer and Seller shall mutually agree on the allocation of the Cap Ex Credit amount for deferred maintenance items and the specific Properties to which the Cap Ex Credits shall be applied.

Schedule 5 - 1

52849361.2